UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 - December 31, 2008

Item 1. Reports to Shareholders.

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund

Royce Financial Services Fund

Royce Dividend Value Fund

Royce European
Smaller-Companies Fund

Royce Global Value Fund

Royce SMid-Cap Value Fund

Royce International
Smaller-Companies Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

The Royce Funds Selection Guide

Investment Universe
For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table on page 3. Source: FactSet).

Micro-Cap—Market Caps up to $500 million The U.S. micro-cap segment consists of approximately 4,100 companies with approximately $385 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion The U.S. small-cap segment encompasses approximately 1,000 companies with a total capitalization of approximately $1.2 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $10 billion The U.S. mid-cap segment includes companies with generally more established businesses that attract greater institutional interest and therefore enjoy greater liquidity. Royce focuses primarily on those mid-caps with market caps up to $5 billion, a universe of more than 200 companies with approximately $900 billion in total capitalization.

Foreign Securities The Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of more than 16,000 companies, of which more than 6,000 are domiciled in Europe.

Portfolio Approach
Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, generally holds relatively smaller positions in a larger number of securities, while a small- and/or mid-cap oriented fund may hold larger positions in a relatively limited number of securities.

Diversified A diversified portfolio at Royce is one that generally holds no less than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A limited portfolio at Royce is one that either (i) generally invests in less than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (344 funds as of 12/31/08). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

Current Portfolio Characteristics
Fund	Portfolio Composition (as of 12/31/08)			Portfolio Approach		Volatility (as of 12/31/08)
	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Royce Pennsylvania Mutual	■	■			■		■

Royce Micro-Cap	■				■			■

Royce Premier		■		■		■

Royce Low-Priced Stock	■	■			■			■

Royce Total Return		■			■	■

Royce Heritage	■	■	■		■			■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■		■				■

Royce Value Plus	■	■			■			■

Royce Technology Value	■	■		■				■

Royce 100		■		■			■

Royce Discovery	■			■		■

Royce Financial Services		■	■	■		■

Royce Dividend Value		■	■		■	■

Royce European
Smaller-Companies[1]	■	■		■		—	—	—

Royce Global Value[1]		■		■		—	—	—

Royce SMid-Cap Value[1]		■	■	■		—	—	—

Royce International
Smaller-Companies[1]	■	■	■		■	—	—	—

■  Indicates primary portfolio composition. ■ Indicates secondary portfolio composition.
1 Fund does not have three years of history required for calculating volatility score.

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Performance and Expenses[1]	Through December 31, 2008

	Average Annual Total Returns					Gross Annual	Net Annual
			10-Year/Since			Operating	Operating
Fund	1-Year	5-Year	Inception (Date)			Expenses	Expenses
Royce Pennsylvania Mutual Fund	-34.78%	0.79%	7.00%			0.88	0.88

Royce Micro-Cap Fund	-40.94	-0.03	7.98			1.46	1.46

Royce Premier Fund	-28.29	4.81	8.76			1.10	1.10

Royce Low-Priced Stock Fund	-35.97	-0.58	8.95			1.53	1.49

Royce Total Return Fund	-31.17	0.53	6.22			1.08	1.08

Royce Heritage Fund	-36.22	0.71	8.27			1.42	1.42

Royce Opportunity Fund	-45.73	-4.91	7.58			1.10	1.10

Royce Special Equity Fund	-19.62	1.60	8.15			1.11	1.11

Royce Value Fund	-34.21	4.12	7.46		6/14/01	1.43	1.43

Royce Value Plus Fund	-41.07	1.05	9.35		6/14/01	1.40	1.40

Royce Technology Value Fund	-42.46	-10.80	-0.99		12/31/01	1.85	1.69

Royce 100 Fund	-29.17	4.79	6.28		6/30/03	1.56	1.49

Royce Discovery Fund	-35.07	-3.05	-0.46		10/3/03	2.43	1.49

Royce Financial Services Fund	-35.37	-0.16	-0.16		12/31/03	2.57	1.69

Royce Dividend Value Fund	-31.47	n.a.	-0.09		5/3/04	2.19	1.64

Royce European Smaller-Companies Fund	-46.38	n.a.	-26.18		12/29/06	2.79	1.88

Royce Global Value Fund	-39.92	n.a.	-17.10		12/29/06	2.12	1.81

Royce SMid-Cap Value Fund	-29.27	n.a.	-23.98		9/28/07	16.40	1.49

Royce International Smaller-Companies Fund	n.a.	n.a.	-30.10	[1]	6/30/08	1.89	1.69

Russell 2000	-33.79	-0.93	3.02			n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 12/31/08 was 13.74%.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee (2% in the case of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds) payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 12-47, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class and includes management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Low-Priced Stock, 100, Discovery, Financial Services and Dividend Value Funds and 1.69% for Royce Technology Value, European Smaller-Companies and Global Value Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2010 to the extent necessary to limit total net annual operating expenses to no more than 1.69% for the Service Class of Royce European Smaller-Companies and Global Value Funds and through December 31, 2011 in the case of Royce International Smaller-Companies Fund. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2017 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for the Service Class of Royce Discovery, Financial Services, Dividend Value, European Smaller-Companies and Global Value Funds. The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

1Not annualized

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Letter to Our Shareholders

A Series Of Unfortunate Events

Each crisis...has its unique individual features—the nature of the shock, the object of speculation, the form of credit expansion, the ingenuity of the swindlers, and the nature of the incident that touches off revulsion. But if one may borrow a French phrase, the more something changes, the more it remains the same. Details proliferate; structure abides.
-Charles P. Kindelberger, Manias, Panics and Crashes: A History of Financial Crises

In our 2008 Semiannual Review and Report we observed, “The first six months of 2008 gave even the most serene investor cause for anxiety, if not panic.” We wrote those words in July, two months before the word “bailout” had entered our collective lexicon. It was a time when Lehman Brothers was a major investment bank, AIG was a highly respected insurance business and only a few people were concerned about the prospects for the U.S. auto industry. Bear Stearns was at that point the only significant corporate casualty. Ah, the good old days. However, there was a whiff of dread in the air, with most of the fear coalescing around the impact of a rapidly contracting credit market and a declining real estate market, both exacerbated by the ominous effects of record defaults in subprime
So while we took ample advantage of what we thought were excellent opportunities in 2008—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

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Ultimately, asset management is a
numbers game, and the numbers that
matter most are performance numbers.
Success or failure is measured in
returns, which are analogous to the
final score in a sporting event. So
while investing and sports are
dominated by performance, the study
of how successful performance is
achieved, and how it may best be
maintained have also become
increasingly critical topics,
particularly among management
teams in either field concerned with
creating long-term winners.

With the stock market enduring—at
the most generous estimate—the
equivalent of a disastrous, injury-
riddled season, we thought that it was
worth looking at some of the related
numbers that help to tell the story
of what has been happening over
the last 18 months in our smaller-
company universe, especially now
that the playing field has grown
significantly larger.

As the market approached its 2008
lows, for example, a story first
reported by Reuters on November 19th
revealed some interesting numbers
within the S&P 500 index. One
hundred and one companies in the
large-cap index at that time were

Continued on page 6...	Letter to Our Shareholders

mortgages and troubles with the wildly complicated securities that housed them. There were also concerns about the sluggish economy and the stumbling stock market.
     All of this, of course, began to worsen quickly and radically in mid-September with a succession of collapses, near-collapses and restructurings that began with the sale of Merrill Lynch to Bank of America, the bankruptcy of Lehman Brothers and the narrow escape of AIG from a similar fate, courtesy of a government-sponsored financial rescue plan. Other financial institutions quickly lobbied for the same privilege, as worries about the global financial system seizing up led to the enactment of the Troubled Assets Relief Program (TARP) in early October, which provided up to $700 billion for firms at risk. The stock market, in a dramatic swoon, initially took its cues from the still-contracted credit market, paying little heed to the federal government’s efforts to stabilize the system and reduce the pain. An interim low for equities was not reached until November 20, more than a month after the passage of the Emergency Economic Stabilization Act of 2008 (of which TARP is a part). And, in spite of a short-term rally from that November low through the end of December, the year lurched toward its end with plenty of volatile days when the major indices closed in the red.
     So much has changed, yet we find ourselves going about our business in much the same manner as always. We are humbled by the fact that we saw so little of it coming. Some kind of correction for smaller companies looked inevitable to us as early as 2006, but crisis did not seem like a sure thing as late as Labor Day of 2008. We have certainly been chastened by our inability to find enough companies capable of withstanding this historically severe bear market. One of our chief sources of collective pride over the years was our portfolios’ generally strong records in down markets. With a few notable exceptions, that was simply not the case in 2008. So while we took ample advantage of what we thought were excellent opportunities—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

A Journal Of The Plague Year

Of course, we were not alone in posting uninspiring results. The ongoing horserace between small- and large-cap stocks, as measured by the Russell 2000 and S&P 500, respectively, offered no real winner in 2008, only varying levels of painful negative returns. That said, the Russell 2000 received 2008’s dubious distinction award. The small-cap index’s -33.8% calendar-year return—its worst ever—outpaced the S&P 500’s -37.0% result, as well as the more tech-heavy Nasdaq Composite’s -40.5% performance, the global MSCI EAFE’s (Europe, Australasia and Far East) -43.4% mark and the MSCI World Small Core’s -41.9% showing. Little else in any investment category provided positive returns in 2008, with the exception of a few municipal-bond indices. Losses were considerable across several asset groups. Domestic and international equities of every size, commodities and real estate all endured declines in excess of 30% in 2008.

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     The relative advantage for smaller domestic stocks was built in the year’s second and third quarters, especially the latter, a period in which the Russell 2000 fell 1.1% while the S&P 500 declined 8.4%. During the fourth quarter’s decline, the Russell 2000 gave back a portion of its edge, falling 26.1% versus a loss of 21.9% for its large-cap counterpart. It was the worst quarterly showing for either index since the fourth quarter of 1987. Recent market cycle results were also discouraging. From the Russell 2000’s recent peak on 7/13/07 through the trough on 11/20/08, the small-cap index lost 54.1%. The S&P 500 declined 50.7% from its 2007 performance peak on 10/9/07 through 11/20/08. The longer-term picture was equally dispiriting. Three-and five-year returns ended 12/31/08 were negative for both the Russell 2000 and S&P 500. Ten-year returns for the S&P 500 were also negative, and among the worst in the long history of the large-cap index. These longer-term returns offer particularly compelling evidence of just how devastating the current bear market has been.

None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

     In the context of such poor results, it makes sense that few people commented on, or even noticed, the otherwise dynamic rally that followed the trough on 11/20/08 through the year’s end, a period that saw the Russell 2000 gain 30.0% versus a gain of 20.5% for the S&P 500. Always a bit skeptical about short-term rallies, we were actually more encouraged by the fact that a system was put in place, both here and in other developed nations, to aid financial firms in trouble. While we may not have seen the last of financial institutions failing, there was a growing steadiness to the market’s behavior as the fourth quarter came to a close. We really cannot expect any long-term recovery until we achieve systemic stability. The credit market has not yet recovered, but it did show some signs of life, with the LIBOR spread contracting as the year ended. One other key component, though not technically a sign of stability, is the unpredictable nature of markets and economies. None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

The Waste Land

In 2007 and through the first six months of 2008, small-cap value stocks, as measured by the Russell 2000 Value index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth index. This followed a seven-year period of performance dominance for small-cap value stocks that began in earnest with the previous small-cap market peak on

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trading for less than $10 per share, a
list that included former market cap
behemoths such as Ford Motor,
Starbucks, Citigroup and Xerox. The
$10 mark was notable not simply as a
gauge of lost value, but also because
many institutions do not like to buy
shares of companies trading for less
than $10 a share.

As the year rushed to its close,
the market’s movements were
uncommonly (and increasingly)
violent as well. The S&P 500 moved up
or down more than 5% during
intraday trading seven times between
2000 and 2006, and only three times
from the beginning of 2008 through
the end of September. However, from
October 1 through December 31, 2008,
there were 31 days in which the large-cap
index moved in excess of 5%.
(Source: Bloomberg)

The current bear market for smaller
companies is now more than seventeen
months old and counting. At the
small-cap market low on November 20,
2008, 59% of the constituents in the
Russell 2000 were trading for less than
$10 a share. As of the same date, 51%
of the companies in the small-cap
index sported market caps less than
$250 million, while only 6% were
greater than $1 billion. Within the
S&P 500, there were not only 105
companies trading for less than $10 a
share, but, incredibly, 24% of the
index was small-cap by our definition—
companies with a market cap of up
to $2.5 billion. In fact, 49% of the
large-cap index’s constituents had
market caps less than $5 billion.
(Source: FactSet)

Continued on page 8...

Letter to Our Shareholders

3/9/00. As long-time believers in the power of reversion to the mean, we thought that small-cap growth’s overall advantage in the 18-month period that ended on 7/15/08 made sense considering that small-cap value stocks had been the superior performers between 2000 and 2006. When it was clear to us by mid-October 2008 that the stock market was in not just a bear market but an historically awful one, we were not sure how matters would shake out within the smaller stock universe. However, we did feel sure that, regardless of either style’s ultimate advantage in 2008, each calendar-year return would be dismal.
       The Russell 2000 Value index declined 28.9% versus a loss of 38.5% for the Russell 2000 Growth index in 2008. The first signs of a shift back to small-cap value, at least in the short term, can be seen in 2008’s first quarter (-6.5% versus -12.8%), although the Russell 2000 Value index then lost ground to its small-cap growth sibling in the second quarter (-3.6% versus +4.5%). Outperformance for small-cap value was more consistent in the second half of 2008, with advantages over small-cap growth in both the third (+5.0% versus -7.0%) and fourth quarters (-24.9% versus -27.5%).
       The performance advantage for the Russell 2000 Value index also held during recent market-cycle periods, although in each instance its edge was slight and mostly attributable to second-half results in 2008. From the small-cap peak on 7/13/07 through 12/31/08, small-cap value was down 39.4% versus a loss of 41.8% for small-cap growth. Both indices have thus been mauled badly by the bear. In the short-term rally from the small-cap trough on 11/20/08 through 12/31/08, small-cap value gained 31.3% versus 28.6% for its small-cap growth counterpart. Small-cap value’s slender advantage in both the decline and the rally within the current market cycle is preferable to underperformance, but stands out more as an example that this bear has shown no mercy, save to a tiny handful of stocks.

Cold Comfort Farm

The same observation could be made from looking at the calendar-year results for the 19 portfolios in this Review and Report, which all lent support to the accuracy of the old adage that in a real bear market, no stock is spared. We were pleased to see Royce Premier, Total Return, Special Equity, 100 and Dividend Value Funds outpace the Russell 2000 in 2008. We also found a measure of satisfaction in Royce Financial Services, European Smaller-Companies and SMid-Cap Value Funds beating their respective benchmarks. However, there were also ample disappointments on a relative basis for the calendar year; and for every portfolio except Royce Pennsylvania Mutual Fund (owing to its rough ride in 1974), 2008 provided the worst absolute returns since each Fund’s respective inception. The fact that many other funds in the industry posted similarly dreary results offers little comfort.
       Losses were sizeable across each Fund’s equity sector and industry groups, regardless of the respective portfolio’s market capitalization focus, specific investment approach, or level of emphasis on domestic and/or international securities. Still, as was the case with performance in the first half of 2008, there were wide disparities among results, from Royce

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Special Equity Fund’s notable relative return to the more disappointing return for Royce Opportunity Fund. As for the former portfolio, we received some wonderful news early in January when Charlie Dreifus, who has managed Royce Special Equity since its inception in May 1998, was awarded Morningstar’s Domestic-Stock Fund Manager of the Year for 2008.* We were also pleased that all eight Royce Funds with 10 years of history outperformed the Russell 2000 for the 10-year period ended 12/31/08. (Discussion of each Fund’s performance begins on page 14.)

Been Down So Long It Looks Like Up To Me

What, exactly, happened? How did a group of mostly veteran portfolio managers at a firm that has taken great pride in the historical down market performance of its portfolios fare so poorly in a bear market? In large part, it has been the nature of this particular bear, which has clawed deeply at every area in nearly every stock market covering the globe. And its savagery has been deep and wide, owing to the near-catastrophic economic circumstances that have been its compatriots. From the first stirrings of the housing crisis in 2006 through our first look at a large-scale economic stimulus plan in January 2009, the news has been unremittingly bad, including a global financial system that barely avoided a massive failure to function between mid-September and mid-November. This last crisis took place in the midst of a deepening recession. In such an uncertain environment, it was simply not possible for stock markets to perform their historically typical role of confidently looking forward and gauging the prospects of success for businesses.
     We had also been wondering for some time if the correction which followed the bursting Internet bubble in 2000 was less severe than such a heady and irrational bull market quite deserved. While we were perfectly content to enjoy strong absolute and relative returns for our funds from 2000 to 2007 (especially since we were relatively

*Morningstar awards managers based on their Fund’s current year performance, long-term performance, fund assets and investment strategy consistency. Morningstar also looks for managers who “are great stewards of shareholders’ interests and who stay with their proven strategies rather than follow investing trends.”

We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.

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Steven DeSanctis of Merrill Lynch
pointed out in a November report that
“all small cap sectors have fallen more
than their previous bear market
averages, with three now down over
60%.” All of this suggests a wider and
wider pool of potential opportunities
for bargain-conscious small-cap value
investors like ourselves. If one is
cautiously optimistic about the long-term
prospects for stocks—as we are—
then this must be good news, yes?

The answer is complicated. Having
more choices is not always a good
thing. More importantly, our portfolio
managers have learned over the years
that most stocks are cheap for very
good reasons. The current bear market
will scarcely alter that truth by having
punished nearly all companies with
nearly equal force. With the expanded
number of both smaller companies and
cheap stocks, it becomes even more
critical for us to exercise strict
discipline in building our portfolios.
As we are always more interested in
long-term success, we have become
even more exacting in our selection
process. We see that as the best way to
lay the foundation for recovery from
this historically difficult market.

Letter to Our Shareholders

unscathed by much of the Internet mania), we also—somewhat nervously—believed that many valuations throughout the market remained too high. It seemed to us that the decline which stretched from early 2000 through October 2002 for both small- and large-cap stocks, while undoubtedly unpleasant, was relatively benign considering the excesses that history has previously demanded be wrung out of stock prices following a bubble. Yet we saw no serious downturn in the equity markets until 2008, when it was accompanied by far-reaching crises on several other fronts. In retrospect, it is no longer so shocking that investors panicked as they did, selling anything and everything without regard to company quality, valuation, or long-term outlook.
     When we select securities for our portfolios, we look for quality, for attributes that we believe will help a given company survive when times are bad and flourish when they are good. Characteristics such as a strong balance sheet and the ability to generate free cash flow indicate a business that is equipped with the necessary resources to withstand a downturn in its industry and/or a more widespread economic slowdown. Carrying little or no debt and having ample cash generally give a company the necessary resilience to make it through tough times. Our preference for cash-rich, low-leverage companies comes from years of ongoing research into which kinds of businesses endure and which ones wither. However, when investors began to flee equities in September, these tools of cautious risk management offered no bulwark against the stampede of liquidation that grew frighteningly intense in the first two weeks of October and lasted into November.

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The Audacity Of Hope

Witnessing the punishment that was inflicted on the stock prices of what we regard as well-run, high-quality businesses has been one of the worst parts of the downturn, particularly as much of the sell-off was driven by the deleveraging activities of hedge funds and other financial institutions covering shorts and dealing with fallout from the mortgage crisis. We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.
      Each bear market is different—for example, the current situation is more global in scope than the crisis in 1973-4, which was itself distinguished by stagflation, the oil embargo and the creation of the misery index. Common ground exists in that each period has been marked by controversial wars, the departure of an unpopular president and uncertainty about the future of the U.S. economy. What is perhaps most interesting is how our country’s eventual recovery from both the Great Depression and the recession of the Seventies may be fueling some tempered optimism about our current period. While there is definitely a lot of pessimism in the media and elsewhere about the economy, we also think there is a sense that, however difficult our challenges are in the months and years ahead, we are capable as a nation of meeting them and ultimately succeeding.
     We think that we may be approaching the worst phase of this very painful recession. Not anticipating same-store sales declines in the 20% range next year at this time, we think that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades. While shorter-term returns may continue to be lackluster, we believe that historical performance patterns for stocks should return to the market. This will be good news for two reasons: The first would be the very fact of positive movement in the markets again (and post-bear-market results have historically been robust); the second would be the stock market playing its traditional role of looking forward and seeing signs of an economy on the mend. Or at least that is our audacious hope.
We think that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen innearly two decades.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The market cycle that began on 7/13/07 has not favored one style over the other to date.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current
During the difficult, volatile period ended 12/31/08, both value and growth posted similarly negative returns. (While the Russell 2000 seemed to regain its footing after hitting a low in March, events in the financial markets preceding the September 30, 2008 quarter-end caused the index to decline significantly in the fourth quarter, dropping to a cyclical-year low on 11/20/08.) The index then recovered significantly, gaining 30.0% from 11/20/08 through 12/31/08.

Led by our more risk-averse funds, such as Royce Premier and Special Equity Funds, only six of 14 Royce Funds outperformed the Russell 2000 during the decline. Two of our most opportunistic portfolios, Royce Opportunity and Value Plus Funds, fared the worst.

ROYCE US EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to-Peak 3/9/00-7/13/07	Peak-to-Trough 7/13/07-11/20/08	Trough-to-Current 11/20/08-12/31/08

Russell 2000	54.9%	-54.1%	30.0%

Russell 2000 Value	189.5	-53.8	31.3

Russell 2000 Growth	-14.8	-54.8	28.6

Royce Pennsylvania Mutual	207.1	-54.4	30.0

Royce Micro-Cap	197.4	-55.0	24.8

Royce Premier	198.1	-46.9	28.6

Royce Low-Priced Stock	199.0	-58.2	38.2

Royce Total Return	193.9	-50.7	27.9

Royce Heritage	150.4	-56.8	35.6

Royce Opportunity	191.8	-64.7	29.5

Royce Special Equity	227.4	-37.7	17.7

Royce Value	n.a.	-57.6	36.7

Royce Value Plus	n.a.	-58.3	25.4

Royce 100	n.a.	-48.8	31.1

Royce Discovery Fund	n.a.	-53.6	-25.4

Royce Dividend Value	n.a.	-51.2	28.4

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks.

10 | This page is not part of the 2008 Annual Report to Shareholders

Fund Focus

The Art of Hanging in There

Shortly after joining Royce & Associates in early 1998, Charlie Dreifus, Morningstar’s 2008 Domestic-Stock Fund Manager of the Year, began to manage a new portfolio that combined classic value analysis with accounting cynicism, Royce Special Equity Fund, which made its debut on 5/1/98.
     The accounting cynicism component results from Charlie’s graduate studies under the tutelage of accounting guru Abraham Briloff, from whom he learned how to carefully scrutinize the fine print of financial reports. He found that strict attention to the footnotes often yielded critical information about how a company conducts its business. His use of classic value tenets comes from both the pioneering work of Ben Graham, from whom he took the idea that a company’s “margin of safety” was “the central concept in investing,” and Warren Buffet, whose related practice of buying well-run franchises in stable and profitable niche businesses was another important principle that Charlie eagerly adopted. The upshot was an approach that put a premium on capital preservation. Charlie is fond of paraphrasing Will Rogers, with just a slight adjustment: “I’m as interested in the return of my money as the return on my money.”
     If anything, Charlie says, he has been even more exacting in the current bear market, raising the standard of what may qualify for inclusion in the portfolio amid the plunging prices and growing number of purchase candidates for the Fund. Since he began to manage money in the 1970s, he has favored smaller companies with pristine financial characteristics, such as strong balance sheets, fiscally conservative management and transparent accounting. In today’s challenging environment, he is both tightening his belt and pulling up his suspenders by placing greater emphasis on already-important elements. Some of the metrics that have begun to assume an even higher priority include Net-Net Working Capital (with an ample supply of that capital in cash) and yield.
     Charlie believes that visibility, in terms of both individual company earnings and growth for the economy, remains far too clouded for anyone to see clearly. The greater level of uncertainty creates additional pressure to find businesses that provide economic rationality; in other words, companies that possess absolute value in the form of those qualities listed above. A balance must be struck between acting opportunistically to take advantage of low prices and not buying too much of a company too soon during this eminently unclear environment. Purchases are typically being made in a dollar-cost-averaging style that resembles a cautious wade into the shallow end of the small-cap pool.
     This has led Charlie to selections culled primarily from the consumer and industrial sectors, as well as some oil services companies. In the consumer areas, he has been looking closely at retailers and manufacturers of consumer goods in the belief that we are “over-stored” in the U.S. Recent trouble in the consumer area is rationalizing this over-capacity, which is causing a lot of pain in the present, but should lead to strong runs by those companies with the financial resources to make it through this historically stormy weather, allowing them to succeed in a future with fewer competitors dotting the landscape.
     Many industrial companies are also facing over capacity fall-out, many on a near-global scale. Charlie believes that those companies whose products and services work to improve productivity or otherwise reduce costs are those most likely to rise from the ashes, provided that their respective financial conditions are sound as well. They should also benefit from spending on global infrastructure improvements. He thinks that the steep decline in oil prices has been adequately priced into the oil and energy services companies without enough thought being given to the longer-term (as in years) potential for an increase in the price of energy. These selections reflect Charlie’s belief that over the next few years, quality companies—those firms with solid financials and strong businesses—will be best positioned for recovery and growth.

Please join us in congratulating Charlie on being named Morningstar’s Domestic-Stock Fund Manager of the Year for 2008.*

Important Disclosure Information
Charles R. Dreifus, CFA, is Portfolio Manager of Royce Special Equity Fund, and is a Principal of Royce & Associates, LLC, investment adviser for The Royce Funds. Mr. Dreifus’s thoughts in this piece are solely his own and, of course, there can be no assurance with regard to future market movements. Please see pages 28-9 for recent performance and portfolio information on Royce Special Equity Fund.

The Fund invests primarily in small- and micro-cap stocks that may involve considerably more risk than investing in larger-cap stocks. The Fund invests primarily in a limited number of stocks that may involve considerably more risk than a less concentrated portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. (Please see “Primary Risks for Fund Investors” in the prospectus.)

*Morningstar awards managers based on their Fund’s current year performance, long-term performance, fund assets and investment strategy consistency. Morningstar also looks for managers who “are great stewards of   shareholders’ interests and who stay with their proven strategies rather than follow investing trends.”

This page is not part of the 2008 Annual Report to Shareholders | 11

Online Update

RSS News Feed
News and commentary from The Royce Funds are now available via RSS. When you register to receive our RSS feed, you will receive a notification each time a new article is posted.

›  www.roycefunds.com/rss
Go Paperless with eDelivery
Go online and choose eDelivery for any or all of these Royce documents:
• Semiannual Account Statements
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If you are a direct Royce shareholder, visit www.roycefunds.com/edelivery and follow two easy steps to sign up. If you own shares of The Royce Funds through a third party, please ask your financial advisor how to sign up for eDelivery.

Fidelity clients can go to fidelity.com, log in, and choose Your Profile, Preferences, Communication Options to choose Electronic Delivery.

Schwab clients can go to schwab.com/edelivery and login to choose eDelivery.

Financial Advisors: Manage Your Preferences
Login to the Financial Advisor section of our website to sign up for our Advisor communications including:
Advisor Flash featuring quarterly commentary and performance highlights
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Advisor Review Book providing our thoughts and an in-depth recap of the quarter

› www.roycefunds.com/advisors/preferences

12 | This page is not part of the 2008 Annual Report to Shareholders

Beginning with this Review and Report, the Funds’ “Good Ideas That Worked” and “Good Ideas At The Time” tables list each Fund’s top contributors and detractors to performance as measured by Contribution to Return, instead of net impact in U.S. dollars we have noted in the past. This figure more accurately represents the percentage, up or down, that a security contributed to the Fund’s total return for the period.

This page is not part of the 2008 Annual Report to Shareholders | 13

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-31.43%

One-Year			-34.78

Three-Year			-8.38

Five-Year			0.79

10-Year			7.00

20-Year			9.36

25-Year			10.07

35-Year			13.74

ANNUAL EXPENSE RATIO

Operating Expenses			0.88%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2008	-34.8%	2000	18.4%

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

2002	-9.2	1994	-0.7

2001	18.4	1993	11.3

TOP 10 POSITIONS % of Net Assets

Agnico-Eagle Mines			1.1%

Simpson Manufacturing			1.0

Ritchie Bros. Auctioneers			0.9

AllianceBernstein Holding L.P.			0.9

Lincoln Electric Holdings			0.9

Endo Pharmaceuticals Holdings			0.8

Alleghany Corporation			0.8

Ensign Energy Services			0.8

Rofin-Sinar Technologies			0.8

Pason Systems			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			16.4%

Industrial Services			15.6

Technology			14.8

Natural Resources			11.1

Financial Intermediaries			8.9

Consumer Products			6.8

Financial Services			6.8

Health			6.6

Consumer Services			4.7

Miscellaneous			3.8

Cash and Cash Equivalents			4.5

Royce Pennsylvania Mutual Fund

Manager’s Discussion

Our flagship, Royce Pennsylvania Mutual Fund (PMF), was nearly scuttled on the same rocky shoals that ran returns aground in most of the stock market during 2008. The full year’s dismal performance on an absolute basis—the Fund’s worst in more than 30 years—was underscored by the fact that the Fund failed to hold its value better than its small-cap benchmark, the Russell 2000, for the calendar-year period. The Fund was down 34.8% in 2008 versus a decline of 33.8% for the small-cap index. After outpacing its benchmark through the first half of the year by beating the small-cap index in both the first and second quarters, PMF fell behind during the third quarter, losing 7.2% compared to a loss of 1.1% for the Russell 2000. The Fund’s disadvantage during this three-month period led to PMF losing its performance edge for the year. During the tumultuous and volatile fourth quarter, both the Fund and the Russell 2000 were down 26.1%.
      Although most of the attention was understandably focused on the intensely bearish period from mid-September 2008 through the end of the year, smaller stocks reached their last peak, and thus began a new market cycle, on 7/13/07. From that new market cycle peak in July 2007 through 12/31/08, PMF’s results were similarly vexing for us on both an absolute and relative basis, as the Fund was down 40.8%, while the Russell 2000 lost 40.4%. In the short term rally that closed the year, the Fund was even with its benchmark, with each gaining 30.0% from the small-cap trough on 11/20/08 through 12/31/08. As much as we respect the wide reach of the historically difficult bear market, we have been very disappointed with the Fund’s results in the new market cycle.
     Over longer-term periods, the Fund held its relative advantage, with the notable exceptions of the one- and three-year periods ended 12/31/08. From the previous small-cap market peak on 3/9/00 through 12/31/08, PMF was up 81.9% versus a decline of 7.7% for the Russell 2000. PMF was also ahead of its small-cap benchmark for the five-, 10-, 15-, 20- and 25-year periods ended 12/31/08. PMF’s average annual total return for the 35-year period was 13.7%.

     All of the Fund’s equity sectors sustained sizeable net losses in 2008, with the most significant coming from Technology, Industrial Products, Natural Resources and Financial Services. The latter sector made the most outsized contribution to net losses owing to its relatively modest size in the portfolio. The loss leader in the sector was asset management
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Eldorado Gold	0.20%

Endo Pharmaceuticals Holdings	0.19

Weyco Group	0.18

Fidelity National Financial Cl. A	0.16

Emergent Biosolutions	0.16

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             14  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

company AllianceBernstein Holding, a company with which we are very familiar. During the first half of 2008, its share price slipped after the company revised its earnings guidance for fiscal 2007 early in 2008. It then began to fall more precipitously in the wake of the cataclysmic developments of September, such as the Lehman Brothers’ bankruptcy. In our estimate, the firm remains very well-run—earnings are positive (albeit lower than many analysts were expecting), and it pays a dividend. We continue to have faith in the long-term prospects for this and other financial companies with long records of success, which prompted us to add to our position through most of 2008. We also substantially built our stake in Federated Investors as its stock price plummeted to levels that we found highly attractive. Our similarly high regard for its core business of asset management, its positive earnings and its dividend was not changed by its falling share price. A more modest increase was made to our position in financial information processor and financial software specialist SEI Investments between May and October, while November found us reducing our stake in funds transfer business MoneyGram International.
     Net losses were spread more evenly among a number of holdings in the Technology sector, with the semiconductors and equipment group and components and systems area among the hardest hit, particularly in the fourth quarter. Semiconductor maker Diodes posted a large net loss. We liked its conservative balance sheet and core business enough to buy more shares at various times throughout 2008. In the Industrial Products sector, laser-based welding and cutting products maker Rofin-Sinar Technologies continues to be profitable, conservatively capitalized and, in our view, very well managed. Investors were inclined to disagree, so we built our position in 2008.

     The bear market has created something of an embarrassment of riches in terms of purchase opportunities, especially in the fourth quarter of 2008. As a result, we have primarily been building existing positions, as well as new names and the occasional repurchase of ‘old friends,’ stocks that we had sold off in the past as their stock prices climbed but have since revisited. Our standards for inclusion in the Fund have, if anything, grown even more exacting when we examine companies, as the economy’s fragility puts an even higher premium on financial strength. Therefore, we have been gravitating for the most part toward the names we know best.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

AllianceBernstein Holding L.P.	-1.12%

Trican Well Service	-0.53

Diodes	-0.49

Morningstar	-0.48

Thor Industries	-0.45

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,041 million

	Weighted Average P/E Ratio**	10.7x

	Weighted Average P/B Ratio	1.4x

	Weighted Average Portfolio Yield	1.5%

	Fund Net Assets	$3,051 million

	Turnover Rate	36%

	Number of Holdings	538

	Symbol
	Investment Class	PENNX
	Service Class	RYPFX
	Consultant Class	RYPCX
	R Class	RPMRX
	K Class	RPMKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	PMF	Category Median	Best Quartile Breakpoint

Standard Deviation	17.14	17.86	16.57

Beta	1.21	1.25	1.17

*Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-36.54%

One-Year			-40.94

Three-Year			-8.21

Five-Year			-0.03

10-Year			7.98

15-Year			9.12

Since Inception (12/31/91)			11.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2008	-40.9%	2000	16.7%

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

2001	23.1	1993	23.7

TOP 10 POSITIONS % of Net Assets

Anaren			1.5%

Kennedy-Wilson			1.4

Allied Nevada Gold			1.3

Patriot Transportation Holding			1.3

Alamos Gold			1.3

Atlantic Tele-Network			1.3

Kforce			1.3

Cavco Industries			1.2

AAON			1.2

Red Back Mining			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			17.0%

Industrial Services			15.4

Natural Resources			15.2

Industrial Products			12.2

Health			9.0

Consumer Products			5.8

Financial Intermediaries			5.2

Consumer Services			4.9

Financial Services			3.4

Miscellaneous			5.0

Preferred Stock			0.6

Cash and Cash Equivalents			6.3

Royce Micro-Cap Fund

Managers’ Discussion

The disastrous year for the stock market as a whole was ably, and unfortunately, exemplified by the performance of micro-cap stocks in 2008. It was at least equally unfortunate that Royce Micro- Cap Fund (RMC) offered no exception to any of the adversity. The Fund lost 40.9% for the calendar year versus a decline of 33.8% for its small-cap benchmark, the Russell 2000, and a loss of 39.8% for the Russell Microcap Index. This result was frustrating on both an absolute and relative basis, particularly because the Fund’s relative performance was so solid during the first half of 2008. Not only did the Fund thus lose its relative advantage, but it did so during the sort of difficult market environment in which we would typically expect it to effectively hold its value. Instead, RMC experienced the worst calendar year return since its inception (though only its third calendar year with a negative return).
      Third-quarter losses were responsible for the Fund losing so much relative ground. From 6/30/08 through 9/30/08, RMC fell 12.5% compared to a loss of 1.1% for the Russell 2000 and a decline of 0.8% for the Russell Microcap Index, mostly the result of poor performance from holdings in the Natural Resources and Industrial Products sectors. The fourth quarter saw a more competitive performance for the Fund on a relative basis, though returns were far worse on an absolute basis. RMC lost 27.5% during the fourth quarter, while its benchmark fell 26.1% and the Russell Microcap Index declined 28.1%. The Fund has thus far struggled in the new market cycle that began with the small-cap market peak on 7/13/07. From that peak through 12/31/08, RMC was down 43.9% versus respective losses of 40.4% and 47.8% for the Russell 2000 and Russell Microcap Index. A welcome, though admittedly under-the-radar, rally closed out the year. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 24.8% compared to 30.0% for its benchmark and 24.9% for the Russell Microcap Index.

      Full market cycle and other long-term performances were far more encouraging on a relative basis, though one must look to periods beyond five years for strong absolute results, a testament to just how deeply the bear has bitten. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund gained 67.0% versus a loss of 7.7% for the Russell 2000. (Data for the Russell Microcap index only goes back to 2002.) The Fund also outperformed
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Alamos Gold	0.67%

Red Back Mining	0.28

Exponent	0.25

Maxygen	0.25

AAON	0.25

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             16  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 12/31/08. RMC’s average annual total return since inception was 11.0%.
     Each of the Fund’s nine equity sectors finished the year in the red. In a year full of them, the most unfortunate event was the movement of the Natural Resources sector from first to worst—after posting solid net gains on a dollar basis through 6/30/08, the sector collapsed in the second half of the year and wound up showing the largest net losses in 2008. The Fund held a larger number of companies in the energy industry than were found in the Russell 2000. When oil and natural gas prices reversed course and began to stall in September, energy stocks also started suffering, as did many industrial companies, which was another area of the portfolio that enjoyed solid first-half results and in which we were overweight relative to the Russell 2000. These developments cut both ways for us. Obviously chagrined at the distress some of our most highly regarded holdings were enduring, we also saw opportunities to build positions in companies with what we think are excellent long-term prospects. For example, TGC Industries provides seismic data acquisition services primarily to onshore oil and natural gas exploration and development companies here in the U.S.We like its conservative balance sheet, positive earnings and solid position in an industry that we believe will recover. Thus, we built our stake throughout the year.

     We chose to hold our shares of Endeavour Financial. The firm was involved in two troubled industries in 2008—Endeavour is a financial advisory company that specializes in helping smaller natural resources businesses across the globe. At the end of the year, we liked its management and believe the current depressed environment should reverse. We took our losses and moved on from a disappointing experience with LECG Corporation, which provides expert testimony and strategic advice to companies and law firms. Initially optimistic when new management took over in the summer of 2007, we soured over subsequent managerial missteps and a badly missed earnings estimate in January 2008 that sent its stock price reeling. The Fund’s Technology holdings also turned in mostly poor performance in 2008. Hardest hit were companies in the semiconductors and equipment group. The industry had been struggling prior to the market’s dramatic second-half fall, and the recession has only made matters worse as businesses begin cutting back or cancelling plans for technology spending.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

PDF Solutions	-0.87%

Endeavour Financial	-0.85

TGC Industries	-0.74

CapMan Cl. B	-0.67

Orchid Cellmark	-0.66

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$203 million

	Weighted Average P/E Ratio**	7.5x

	Weighted Average P/B Ratio	0.9x

	Weighted Average Portfolio Yield	2.0%

	Fund Net Assets	$586 million

	Turnover Rate	43%

	Number of Holdings	215

	Symbol
	Investment Class	RYOTX
	Service Class	RMCFX
	Consultant Class	RYMCX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RMC	Category Median	Best Quartile Breakpoint

Standard Deviation	18.36	18.60	17.76

Beta	1.22	1.28	1.20

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 27 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

The Royce Funds 2008 Annual Report to Shareholders  |  17

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-31.07%

One-Year			-28.29

Three-Year			-4.19

Five-Year			4.81

10-Year			8.76

15-Year			10.05

Since Inception (12/31/91)			10.89

ANNUAL EXPENSE RATIO

Operating Expenses			1.10%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2008	-28.3%	2000	17.1%

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

2001	9.6	1993	19.0

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			3.6%

Perrigo Company			3.1

Endo Pharmaceuticals Holdings			2.7

Simpson Manufacturing			2.7

Pan American Silver			2.7

Alleghany Corporation			2.6

Woodward Governor			2.6

ProAssurance Corporation			2.5

Ritchie Bros. Auctioneers			2.4

Gartner			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.3%

Technology			15.3

Natural Resources			13.5

Consumer Products			9.9

Industrial Services			9.6

Financial Intermediaries			8.6

Health			7.2

Financial Services			3.9

Consumer Services			1.1

Miscellaneous			4.0

Cash and Cash Equivalents			6.6

Royce Premier Fund

Managers’ Discussion

Two thousand eight’s performance for the limited portfolio of mostly small-cap stocks that make up Royce Premier Fund (RPR) left us with decidedly mixed emotions. We were pleased, perhaps even a bit relieved, by the Fund’s relative performance, even as we were dissatisfied with its absolute results. The Fund was down 28.3% in 2008, losing less than its small-cap benchmark, the Russell 2000, which declined 33.8% for the same period. Portfolio performance in the first half of 2008 was strong on both an absolute and relative basis, as RPR not only posted a positive return during a volatile, mostly bearish climate, but also handily bested the Russell 2000.
     Unfortunately, the Fund’s absolute and relative returns were not as strong in the second half of the year, most notably from July through September. During the third quarter, the Fund was down 11.7%, well behind its benchmark’s loss of 1.1%. This was mostly attributable to poor results from large holdings in energy and industrial stocks—the portfolio’s two best-performing areas in 2008’s first half. Although the fourth quarter was disastrous for the market as a whole (and not much better for the Fund), it saw stronger relative results for RPR. The Fund lost 22.0% in 2008’s final quarter compared to a decline of 26.1% for the Russell 2000.

     The new market cycle that began in July 2007 has thus far seen the Fund exhibiting the same performance pattern of strong relative performance in the context of disappointing absolute results. From the small-cap market peak on 7/13/07 through 12/31/08, RPR fell 31.7% versus a loss of 40.4% for the Russell 2000. This period included a competitive showing for the Fund during the short-term rally that said good-bye to 2008. From the small-cap low on 11/20/08 through 12/31/08, RPR was up 28.6% compared to a gain of 30.0% for its benchmark.
      The Fund also held an enormous advantage over the small-cap index in the last full market cycle. RPR gained 103.7% from the previous small-cap market peak on 3/9/00 through 12/31/08, compared to a loss of 7.7% for its benchmark. The Fund also outpaced the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 12/31/08. The Fund’s average annual total return since inception was 10.9%.
      For a sense of just how difficult life was in the stock market in 2008, particularly the year’s second half, consider the following: The two industry groups that dominated the Fund’s

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Arkansas Best	0.50%

Endo Pharmaceuticals Holdings	0.46

Simpson Manufacturing	0.41

Dollar Tree	0.39

Knight Capital Group Cl. A	0.37

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

             18  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

performance in the first half—energy services, part of the Natural Resources sector, and metal fabrication and distribution in the Industrial Products sector—finished the year with the largest losses of any industry in the portfolio. As calendar-year loss leaders, they were followed by apparel, shoes and accessories stocks and precious metals and mining companies. All but two (Industrial Services and Consumer Services) of RPR’s sectors finished 2008 in the red, with Natural Resources, Industrial Products, Consumer Products and Technology detracting most.
     Thor Industries makes recreational vehicles (RV’s) and small- and mid-sized busses. Its share price was hurt by rising energy prices in the first half and by the recession, which all but destroyed demand for RV’s during the second half, making for an altogether dismal performance for the full year. Our high regard for its pristine balance sheet and long years of experience in its businesses, however, remained undiminished. We also liked the fact that it looks more capable than its competitors of surviving the recession and therefore potentially thriving in an economic turnaround. There is also the possibility that increased spending on public transportation projects could provide a boost to its commercial bus business even sooner. We increased our stake with purchases throughout the year. We also added to our position in fashion accessory company Fossil, the result of an ongoing attraction to its balance sheet, cash flow levels and well-managed global business. Its earnings, while still positive, were inconsistent in 2008, which helped to keep other investors away, the perfect environment in which to build a position in a company with what we think are very strong long-term prospects.

     Reliance Steel & Aluminum provides metals processing services and distributes metal products. It was a positive contributor to first-half performance before showing up among the Fund’s top detractors for the calendar year. An acquisition that was slated to be financed with equity was instead made by the firm taking on additional debt. Although concerned about the effect this additional debt has on the firm’s balance sheet, we purchased more shares in October because we think the firm’s well-managed business can rebound. A dramatic decline in silver prices and a sudden drying up of capital meant tough times for several of the portfolio’s precious metals and mining companies. Still confident in the industry’s long-term potential, we added to our stake in Pan American Silver and were content to hold a large stake in Silver Standard Resources. We had similar thoughts about the long-term viability of long-time holdings in the energy services business, such as Trican Well Service, Unit Corporation and Ensign Energy Services.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

Thor Industries	-1.87%

Trican Well Service	-1.74

Fossil	-1.69

Unit Corporation	-1.48

Reliance Steel & Aluminum	-1.44

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,449 million

	Weighted Average P/E Ratio**	10.5x

	Weighted Average P/B Ratio	1.6x

	Weighted Average Portfolio Yield	1.1%

	Fund Net Assets	$3,461 million

	Turnover Rate	11%

	Number of Holdings	66

Symbol
	Investment Class	RYPRX
	Service Class	RPFFX
	Consultant Class	RPRCX
	Institutional Class	RPFIX
	W Class	RPRWX
	R Class	RPRRX
	K Class	RPRKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RPR	Category Median	Best Quartile Breakpoint

Standard Deviation	16.39	17.86	16.57

Beta	1.13	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (lowest expense class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  19

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - Dec 2008*			-34.69%

One-Year			-35.97

Three-Year			-7.97

Five-Year			-0.58

10-Year			8.95

15-Year			10.49

Since Inception (12/15/93)			10.47

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.53%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2008	-36.0%	2000	24.0%

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

2002	-16.3	1994	3.0

2001	25.1

TOP 10 POSITIONS % of Net Assets

Endo Pharmaceuticals Holdings			1.9%

Pan American Silver			1.9

Perot Systems Cl. A			1.8

Knight Capital Group Cl. A			1.7

Sims Group ADR			1.7

Agnico-Eagle Mines			1.7

Gammon Gold			1.6

Validus Holdings			1.6

Kennametal			1.6

Silver Standard Resources			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			22.7%

Technology			18.1

Industrial Products			11.8

Industrial Services			11.6

Financial Intermediaries			9.0

Consumer Products			7.1

Health			6.0

Consumer Services			3.9

Financial Services			1.2

Miscellaneous			4.7

Cash and Cash Equivalents			3.9

Royce Low-Priced Stock Fund

Manager’s Discussion

We were not pleased with the performance of Royce Low-Priced Stock Fund (RLP) in 2008 on either an absolute or relative basis. Although results for stocks of every size, nation and price were generally poor, we were expecting at least stronger relative results for the Fund’s portfolio of low-priced micro- and small-cap stocks. RLP declined 36.0% in 2008, losing more than its small-cap benchmark, the Russell 2000, which declined 33.8% for the same period. While RLP managed relatively well in the topsy-turvy market of 2008’s first half, the extreme bear market of the year’s second half told a different tale.
     The Fund’s struggles began in earnest during the third quarter. Many energy, precious metals and industrial companies had performed well through the end of June 2008, only to suffer dramatic downturns beginning in July. During the third quarter, RLP fell 11.9% while its benchmark lost only 1.1%. The fourth quarter offered an unfortunate mixture of narrowly better relative results but dispiriting absolute results as stock prices began to collapse across the board in the middle of September. The Fund lost 25.9% during the year’s final quarter versus a decline of 26.1% for the Russell 2000.

     A new market cycle for small-caps began in July 2007. The Fund has not acquitted itself well during this bearish period, so far offering dismal absolute and relative performance. From the small-cap market peak on 7/13/07 through 12/31/08, RLP was down 42.2% versus a loss of 40.4% for the Russell 2000. The lone bright spot throughout this nearly 18-month down market was the Fund’s strong showing during the dynamic short-term rally at the end of 2008. From the small-cap low on 11/20/08 through 12/31/08, RLP was up 38.2% versus a gain of 30.0% for its benchmark.
      The last full market cycle provided healthier results on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 12/31/08, RLP gained 72.7% compared to a loss of 7.7% for its benchmark. The Fund also outpaced the Russell 2000 for the three-, five-, 10-, 15- year and since inception (12/15/93) periods ended 12/31/08. The Fund’s average annual total return since inception was 10.5%.
      Two industries that worked for the Fund during the first half of 2008 worked insistently against it in the second—energy services and precious metals and mining. Each group’s total

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Alamos Gold	0.53%

Validus Holdings	0.53

Endo Pharmaceuticals Holdings	0.41

Knight Capital Group Cl. A	0.33

Red Back Mining	0.32

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Low-Priced Stock Fund.

             20  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

losses helped to place Natural Resources at the top of the list of sectors that detracted most from calendar-year performance, followed by Technology and Consumer Products. In fact, net losses in the precious metals and mining industry were greater than those of any other Fund sector with the exception of Technology. We have been investing heavily in silver mining companies in the thought that these businesses would be well positioned in a variety of economic circumstances. Silver has value not just as a precious metal but also for its multiple uses in general industry, healthcare and alternative energy. We were surprised, then, to see commodity prices decline by about 28% in 2008 and frustrated by the more severe descents in the share prices of many mining companies when the credit crisis began to dry up capital resources early in the fall. As capital-intensive businesses, miners were particularly vulnerable to the vanishing of credit virtually overnight. Poor performance from silver companies was even odder in the face of generally solid performance for some gold mining businesses in 2008.
     Still, our view of the potential for both silver and gold mining is categorically long term and positive. We were pleased to see many of our holdings participate fully in the year’s closing rally, even if those gains were not enough to undo the damage of previous stock price cave-ins. Fiscal stimulus in 2009 and beyond could also re-stoke demand for silver’s more prosaic uses. Therefore, our practice in 2008 was to build, hold or modestly trim good-sized positions in several mining businesses, including Silvercorp Metals, Silver Standard Resources, Pan American Silver and gold miners Agnico-Eagle, Gammon Gold and Alamos Gold.

     When oil prices began to tumble late in the summer, the deflation began to hurt the performance of many of the Fund’s holdings in the energy business. As with precious metals, our gaze remains fixed on the long view. As the share prices of certain holdings plummeted to levels that we deemed attractive, we began to buy. For example, Tesco Corporation makes top drives and conventional casing devices for oil rigs and also owns a proprietary technology that allows rig operators to drill more quickly and efficiently. Its low debt, positive earnings and strong niche business made the decision to buy more simple. Elsewhere in the portfolio, we added to our position in fashion accessory company Fossil, the result of an ongoing attraction to its balance sheet, cash flow levels and well-managed global business. Its earnings, while still positive, were inconsistent in 2008, which helped to keep other investors away, the perfect environment in which to build a position in a company with what we think are very strong long-term prospects.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

Tesco Corporation	-1.68%

Trican Well Service	-1.51

KKR Financial Holdings	-1.41

Ivanhoe Mines	-0.98

Silvercorp Metals	-0.96

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$709 million

	Weighted Average P/E Ratio**	9.0x

	Weighted Average P/B Ratio	1.1x

	Weighted Average Portfolio Yield	1.2%

	Fund Net Assets	$2,488 million

	Turnover Rate	39%

	Number of Holdings	205

	Symbol
	Investment Class	RLPHX
	Service Class	RYLPX
	Institutional Class	RLPIX
	R Class	RLPRX
	K Class	RLPKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RLP	Category Median	Best Quartile Breakpoint

Standard Deviation	19.43	17.86	16.57

Beta	1.30	1.25	1.17

* Five years ended 12/31/08 Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  21

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-26.86%

One-Year			-31.17

Three-Year			-6.89

Five-Year			0.53

10-Year			6.22

15-Year			9.61

Since Inception (12/15/93)			9.59

ANNUAL EXPENSE RATIO

Operating Expenses			1.08%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2008	-31.2%	2000	19.4%

2007	2.4	1999	1.6

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

2002	-1.6	1994	5.1

2001	14.8

TOP 10 POSITIONS % of Net Assets

Ritchie Bros. Auctioneers			1.0%

PartnerRe			1.0

AllianceBernstein Holding L.P.			1.0

Watson Wyatt Worldwide Cl. A			1.0

Brown & Brown			1.0

Aspen Insurance Holdings			0.9

Lincoln Electric Holdings			0.9

Grainger (W.W.)			0.9

Landauer			0.8

Alleghany Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			21.8%

Industrial Products			19.1

Industrial Services			12.6

Natural Resources			9.8

Financial Services			7.5

Consumer Products			6.2

Consumer Services			5.8

Technology			4.1

Health			3.4

Utilities			3.1

Miscellaneous			4.3

Bonds and Preferred Stocks			0.9

Cash and Cash Equivalents			1.4

Royce Total Return Fund

Manager’s Discussion

Royce Total Return Fund (RTR) provided a relative advantage over its small-cap benchmark, the Russell 2000, in 2008, but otherwise endured a disappointing year. RTR’s poor absolute result was its worst since its inception in December 1993. The Fund was down 31.2% in 2008 versus a decline of 33.8% for the small-cap index. The Fund outperformed the Russell 2000 in the first half of the year, and continued to do so in the second half, though it lost ground to the small-cap index during the third quarter, when RTR declined 4.8% versus a loss of 1.1% for its benchmark. When the heat of the bear market intensified in the fourth quarter, the Fund regained its relative advantage (-23.2% versus -26.1%).
      Two thousand eight was a year in which we expected more resilience from the portfolio. In previous difficult market environments, RTR had distinguished itself as a strong performer on a relative basis, and occasionally on an absolute one as well. While we were pleased that the Fund outpaced its benchmark in 2008, we were not satisfied with its absolute results. The Fund’s emphasis on dividend-paying small- and micro-cap companies is not simply a way of seeking to provide current income; it is a method of trying to mitigate the effects of volatility, particularly on the down side. It is a testament to the power of the current bear market that a traditional, historically proven approach to risk management mostly produced little success.

      From the most recent market cycle peak in July 2007, RTR’s results were again solid on a relative basis, and not as strong as we would like to see on an absolute basis. The Fund was down 36.9% from 7/13/07 through 12/31/08, while the small-cap index lost 40.4% during the same period. In the short-term rally that closed the year, RTR trailed the Russell 2000, gaining 27.9% versus 30.0% for its benchmark from the small-cap trough on 11/20/08 through 12/31/08. These recent market cycle results, featuring better relative down market performance while trailing somewhat on an upswing, were in line with what we would expect from the Fund even as its absolute performance fell short of our expectations.
      Over longer-term periods, the Fund held its relative advantage and, excluding negative returns for the one- and three-year periods ended 12/31/08, provided positive performance. From the previous small-cap market peak on 3/9/00 through 12/31/08, RTR was up 85.4% versus a decline of 7.7% for the Russell 2000. RTR was also ahead of its small-cap benchmark for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended 12/31/08. The Fund’s average annual total return since inception was 9.6%.

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Fidelity National Financial Cl. A	0.26%

Landauer	0.23

Arkansas Best	0.18

Validus Holdings	0.16

Family Dollar Stores	0.12

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

             22  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

     Substantial net losses could be found in each of the Fund’s equity sectors during 2008, with the most sizeable coming from Industrial Products, Natural Resources, Financial Services and Financial Intermediaries. These are among RTR’s largest sectors, with the exception of Financial Services. That area was home to the portfolio’s top detractor to performance, asset management company AllianceBernstein Holding, a long-time favorite that was a top-ten position at the end of the year. Its stock price struggled through the first half of 2008 once the company revised its earnings guidance for fiscal 2007 early this past year. In September, when the environment for financial stocks grew even more toxic, its share price began a more dramatic decline. Our take is that it remains a very well-run firm with a variable dividend and positive earnings, which, however, have been lower recently. Although we made a modest trim to our stake in October, the company’s long-term prospects looked promising to us at the end of the year.

     In the Industrial Products sector, two positions from the metal fabrication and distribution group felt the recessionary effects of reduced global demand for steel. Their situations are illustrative of many firms’ difficulties in the current market. Specialty metals maker Carpenter Technology saw some slippage in earnings and cash flow, which helped keep investors away. We built our position throughout most of 2008 before selling a small amount of shares as its stock price began to rebound a bit in November and December. Reliance Steel and Aluminum was a positive contributor to first-half performance before winding up as top detractor for the calendar year. An acquisition that was slated to be financed with equity was instead made by the firm taking on additional debt. We were active traders in the stock throughout 2008, with a net reduction in our position by the end of the year owing to our concern about the additional debt on the firm’s balance sheet. Confident in the longterm prospects for the equity markets as a whole, and dividend-payers specifically, we have been building existing positions, adding new names and at times repurchasing stocks that we had sold off in the past when their share prices reached or exceeded our full value estimates but have since returned to levels that we found attractive. We believe that dividends should be in high demand as the economy continues to work through the painful recession.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

AllianceBernstein Holding L.P.	-1.50%

Leucadia National	-0.56

Frontier Oil	-0.49

TMX Group	-0.49

Reliance Steel & Aluminum	-0.48

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,295 million

	Weighted Average P/E Ratio**	10.6x

	Weighted Average P/B Ratio	1.3x

	Weighted Average Portfolio Yield	3.4%

	Fund Net Assets	$3,360 million

	Turnover Rate	25%

	Number of Holdings	470

Symbol
	Investment Class	RYTRX
	Service Class	RYTFX
	Consultant Class	RYTCX
	Institutional Class	RTRIX
	W Class	RTRWX
	R Class	RTRRX
	K Class	RTRKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RTR	Category Median	Best Decile Breakpoint

Standard Deviation	14.33	17.86	15.76

Beta	1.05	1.25	1.09

* Five years ended 12/31/08. Category Median and Best Decile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  23

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-27.82%

One-Year			-36.22

Three-Year			-7.50

Five-Year			0.71

10-Year			8.27

Since Inception (12/27/95)			11.65

ANNUAL EXPENSE RATIO

Operating Expenses			1.42%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2008	-36.2%	2001	20.5%

2007	1.2	2000	11.7

2006	22.6	1999	41.8

2005	8.7	1998	19.5

2004	20.4	1997	26.0

2003	38.1	1996	25.6

2002	-18.9

TOP 10 POSITIONS % of Net Assets

Landstar System			1.5%

Tiffany & Co.			1.4

Nucor Corporation			1.3

Mohawk Industries			1.2

Lazard Cl. A			1.2

KBR			1.2

T. Rowe Price Group			1.1

National Instruments			1.1

Morningstar			1.1

NASDAQ OMX Group			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			18.2%

Industrial Products			15.7

Financial Services			14.0

Technology			13.9

Financial Intermediaries			8.4

Health			6.1

Consumer Products			5.9

Natural Resources			5.4

Consumer Services			5.2

Miscellaneous			4.8

Preferred Stock			0.5

Cash and Cash Equivalents			1.9

Royce Heritage Fund

Manager’s Discussion

There were two very good reasons why we were so dissatisfied with the performance of Royce Heritage Fund (RHF) in 2008: the Fund turned in a poor return on both an absolute and relative basis. RHF was down 36.2% in 2008, behind the 33.8% loss for its small-cap benchmark, the Russell 2000, during the same period. The Fund got off to a poor start in 2008, underperforming the Russell 2000 in the volatile first half. This pattern unfortunately held in the third quarter, in which RHF fell 3.9% while the small-cap index lost 1.1%. The Fund had a relative advantage in the cataclysmic fourth-quarter collapse, but any satisfaction that we could have drawn from this performance edge was overwhelmed by the quarter’s absolute return. RHF lost 24.9% in the fourth quarter compared to the Russell 2000’s decline of 26.1%.
      Thus far during the current market cycle, which kicked off in mid-July of 2007 with the most recent small-cap market peak, the Fund has not distinguished itself. From the peak on 7/13/07 through 12/31/08, the Fund fell 41.4%, slightly behind the Russell 2000’s decline of 40.4% for the same period. We were anticipating stronger performance during the downturn, as has been more typical of the Fund since its inception. RHF acquitted itself better during the dynamic, short-term rally that saw the year out. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 35.6% versus a gain of 30.0% for the Russell 2000.

      Over longer-term periods, the Fund’s results were better. From the previous small-cap market peak on 3/9/00 through 12/31/08, RHF outpaced its benchmark with a gain of 46.7% versus a 7.7% loss for the small-cap index. The Fund also outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/27/96) periods ended 12/31/08. RHF’s average annual total return since inception was 11.7%.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance *

Longs Drug Stores	0.57%

Nucor Corporation	0.52

Fidelity National Financial Cl. A	0.40

Berkley (W.R.)	0.39

GrafTech International	0.35

*Includes dividends

     All of the Fund’s sectors posted net losses in 2008, with Financial Services and Technology being the most significant detractors from performance. The share price of MoneyGram International was first beaten down in 2007 as the result of exposure to subprime mortgages in its investment portfolio. Matters grew worse in January 2008 when the company announced, after re-valuing the portfolio, that it had experienced additional losses due to the subprime contagion. Its already-plummeting share price fell precipitously through June. We began to increase our stake in March because we thought that the firm’s various money transfer businesses were strong enough to help it eventually overcome its formidable

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

24 | The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

problems. By November, we thought otherwise and sold our position in the stock. Asset management company AllianceBernstein Holding, a long-time favorite, saw its stock price slip throughout 2008. The company revised its earnings guidance for fiscal 2007 early in 2008. Later, in September, when the environment for financial stocks grew even more toxic, its share price fell even more dramatically. We believe that it remains a well-run firm with positive earnings, though recent quarters have been lower than what many analysts had been expecting. In spite of its recent travails, we liked the company’s long-term prospects at the end of the year. The share price of asset management business Affiliated Managers Group held steady until the problems facing some financial companies grew fatal in September. Declines in the firm’s assets under management also led investors to avoid the firm.
     WABCO Holdings manufactures braking, stability, suspension and transmission control systems mostly for large commercial vehicles. It owns a dominant market share with a global niche that we found highly attractive when first looking at the company. Our initial purchases were made when the stock’s valuation was a little higher than we would have liked, but the overall quality of WABCO’s business convinced us that this was a risk worth taking. Its poor stock performance in 2008 was mostly attributable to both the economic downturn that led many truck manufacturers to pull back orders and to the company’s revision of 2009 guidance, which worried investors accustomed to the firm’s prior habit of accurate forecasts for earnings. More confident in the company’s long-term prospects and liking its lower share price, we added to our stake in 2008.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
     Net losses in Technology were spread among several industries, including the semiconductors and equipment group, software companies, components and systems and telecommunications businesses. Investing for the long term, we built positions in those companies that enjoyed our highest confidence. Logitech International makes a variety of personal computer parts, such as corded and cordless mice, keyboards and Webcams. It also has a dominant market share in its field, as well as a superb distribution network that any competitor would find hard to challenge. We first bought shares in September and built a position through the end of the year.

AllianceBernstein Holding L.P.	-1.37%

MoneyGram International	-1.26

Affiliated Managers Group	-1.11

WABCO Holdings	-0.99

Diodes	-0.83

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,094 million

Weighted Average P/E Ratio**			9.7x

Weighted Average P/B Ratio			1.5x

Weighted Average Portfolio Yield			1.8%

Fund Net Assets			$89 million

Turnover Rate			128%

Number of Holdings			208

Symbol
Investment Class			RHFHX
Service Class			RGFAX
Consultant Class			RYGCX
R Class			RHFRX
K Class			RHFKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RHF	Median	Breakpoint

Standard Deviation	18.65	17.86	16.57

Beta	1.33	1.25	1.17

*Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders   |  25

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-38.84%

One-Year			-45.73

Three-Year			-14.20

Five-Year			-4.91

10-Year			7.58

Since Inception (11/19/96)			8.77

ANNUAL EXPENSE RATIO

Operating Expenses			1.10%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2008	-45.7%	2002	-17.0%

2007	-2.0	2001	17.3

2006	18.8	2000	19.9

2005	4.8	1999	32.3

2004	17.5	1998	4.9

2003	72.9	1997	20.8

TOP 10 POSITIONS % of Net Assets

Trex Company			1.1%

Timken Company (The)			1.1

Rent-A-Center			1.1

Tekelec			1.0

EarthLink			1.0

Griffon Corporation			0.9

Bottomline Technologies			0.9

Astec Industries			0.9

Park Electrochemical			0.8

Toll Brothers			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			30.1%

Industrial Products			26.0

Consumer Services			10.8

Industrial Services			7.3

Health			5.4

Financial Intermediaries			4.6

Natural Resources			3.1

Consumer Products			2.9

Financial Services			0.1

Miscellaneous			4.4

Cash and Cash Equivalents			5.3

Royce Opportunity Fund

Manager’s Discussion
Certain areas on which Royce Opportunity Fund (ROF) focuses—for example, turnarounds and special situations, and micro-cap companies—failed to produce growth and instead had an acutely negative impact on performance. While recent performance has been disappointing, we have been through very difficult markets in the past and have emerged by seeking to use the opportunity to maximize performance over the full market cycle. The Fund was down 45.7% in 2008, trailing the 33.8% loss for its small-cap benchmark, the Russell 2000, for the same period. ROF fell behind its benchmark in the first half, but the performance gap was comparatively narrow when set against results for the full year. In the third quarter, the Fund lost 4.0% versus a decline of 1.1% for the small-cap index. During the tumultuous fourth quarter, ROF declined 36.3% compared to a loss of 26.1% for the Russell 2000. We believe that the Fund’s particularly weak fourth quarter was primarily the result of two major factors: First, the deleveraging and liquidation of a number of hedge funds drove prices of several holdings to what we thought were unrealistically low levels. Second, as we have done in the past, we chose to acquire additional shares at these low stock price levels with the understanding that, while they might be vulnerable to additional declines, we think at these attractive purchase prices the returns over time could be substantial.

     A new market cycle began for smaller companies in July 2007. From the small-cap market peak on 7/13/07 through 12/31/08, the Fund posted a loss of 54.3% versus 40.4% for the Russell 2000. From the small-cap low on 11/20/08 through 12/31/08, ROF gained 29.5% versus 30.0% for the Russell 2000. Over longer-term periods, the Fund’s results were better on a relative basis. From the previous small-cap market peak on 3/9/00 through 12/31/08, ROF gained 33.3% versus a loss of 7.7% for its benchmark. ROF outperformed the Russell 2000 for the 10-year and since inception (11/19/96) periods ended 12/31/08. The Fund’s average annual total return since inception was 8.8%.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance *
Trex Company	0.33%

Fidelity National Financial Cl. A	0.33

Gehl Company	0.27

Walter Industries	0.24

First BanCorp of Puerto Rico	0.24

*Includes dividends

     Technology and Industrial Products led all sectors in terms of net losses, though each of the Fund’s sectors finished the year in the red. Small- and micro-cap tech businesses are proving especially vulnerable during the recession. Earlier in 2008, many industry analysts were calling for higher levels of capital spending and reinvestment in re-tools and/or upgrades of existing technologies that would have boosted the sector’s profits and earnings. Not only did this spending fail to materialize, but orders on a global scale dried up, softening a sector already experiencing more than its share of stagnant prospects and plunging share prices. For many of our holdings, valuations grew more attractive as the bear market grew worse, prompting us to

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

26 | The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

build positions as we anticipate a rebound for financially solid tech firms. Harris Stratex Networks is a conservatively capitalized firm with positive earnings that provides wireless networking products and services. Voice and data telecommunications equipment maker Network Equipment Technologies has ample cash and a niche business that we found very attractive at the end of 2008.
      During the first half of the year, the aerospace and defense industry, which is part of the Technology sector, was something of an anomaly, sustaining significant net losses even though many of the Fund’s holdings in the industry were growing businesses with healthy earnings. The salutary effect of falling energy prices in the second half was offset by mounting concerns that existing back orders for military and commercial aircraft and other items would remain unfilled. Similar doubts lingered over the willingness of domestic carriers to begin replacing their aging fleets. This sent the stock prices of many companies in the industry into a freefall. Our own analysis suggested that the industry’s problems were based more in perception than financial or economic reality. We built our stake in BE Aerospace, which manufactures products for the cabins of commercial aircraft and business jets. The firm has a strong balance sheet and solid earnings, making it well positioned to benefit from a change in perception for its industry. Our confidence in the long-term prospects for Hexcel Corporation, a composites manufacturer for the commercial aerospace industry and the aerospace and defense industries, remained strong as its price nosedived, leading us to add to our stake. Haynes International produces specialty metal alloys for use in aerospace equipment manufacture. Its sliding stock price prompted us to buy shares throughout the year. We also added to our position in high-end retailer Saks. Life has been very difficult for all but a small handful of discount retailers, but we like the long-term potential for several consumer discretionary businesses. Although Saks’s plan to raise operating margins was frustrated by the recession, its stock spent time during 2008 trading at prices lower than the cash value of the building that houses the company’s Manhattan flagship, a significant bargain in our view.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
     Investing in small stocks requires specific discipline and skill. The true performance test is the difference between what we pay for a security and what we ultimately realize on its sale. By investing in illiquid and/or difficult markets, we attempt to establish as low an average price as possible so that any gains can be maximized when the market recovers. We believe that much of the Fund’s long-term performances show our ability to negotiate difficult markets such as the current bearish period.

Ferro Corporation	-0.74%

Liz Claiborne	-0.63

BE Aerospace	-0.62

Albany International Cl. A	-0.59

Hexcel Corporation	-0.56

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$334 million

Weighted Average P/E Ratio**			6.4x

Weighted Average P/B Ratio			0.6x

Weighted Average Portfolio Yield			1.4%

Fund Net Assets			$1,060 million

Turnover Rate			52%

Number of Holdings			288

Symbol
Investment Class			RYPNX
Service Class			RYOFX
Consultant Class			ROFCX
Institutional Class			ROFIX
R Class			ROFRX
K Class			ROFKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (33% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROF	Median	Breakpoint

Standard Deviation	21.20	17.86	16.57

Beta	1.49	1.25	1.17

*Five years ended 12/31/08 Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders   |  27

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-12.84%

One-Year			-19.62

Three-Year			-1.36

Five-Year			1.60

Ten-Year			8.15

Since Inception (5/1/98)			6.91

ANNUAL EXPENSE RATIO

Operating Expenses			1.11%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2008	-19.6%	2003	27.6%

2007	4.7	2002	15.3

2006	14.0	2001	30.8

2005	-1.0	2000	16.3

2004	13.9	1999	-9.6

TOP 10 POSITIONS % of Net Assets

National Presto Industries			7.3%

Bio-Rad Laboratories Cl. A			3.6

Lancaster Colony			3.2

Arden Group Cl. A			2.9

Hubbell Cl. B			2.6

Dorman Products			2.1

Park Electrochemical			2.1

Rofin-Sinar Technologies			2.0

Lawson Products			2.0

Regal-Beloit			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			26.9%

Consumer Products			13.4

Industrial Services			10.3

Consumer Services			8.3

Health			5.4

Technology			3.6

Natural Resources			2.0

Financial Services			0.5

Miscellaneous			2.2

Cash and Cash Equivalents			27.4

Royce Special Equity Fund

Manager’s Discussion
It was truly a “best of times, worst of times” kind of year for Royce Special Equity Fund (RSE). The Fund substantially outperformed the Russell 2000 for the calendar year, down 19.6% versus a decline of 33.8% for its small-cap benchmark. This was an undeniably strong relative showing in an historically difficult bear market. On the other hand, the Fund’s return was far from inspiring on an absolute basis, and was the lowest since RSE’s inception in May 1998. We should also point out that absolute performance has always meant far more to us than relative results.
     After outperforming the Russell 2000 in the first half of 2008, the Fund performed solidly on a relative basis during the more tumultuous second half, outpacing its index in both the third and fourth quarters. Results benefited from a higher than usual cash position due to some fortuitous timing of tax-related selling. The Fund gained 2.4% for the third quarter versus a decline of 1.1% for the small-cap index. In the fourth quarter, the Fund substantially outperformed the Russell 2000, albeit with negative returns, losing 14.9% compared to a loss of 26.1% for the small-cap index. This came despite the Fund’s underperformance during the rally that began with the small-cap low on 11/20/08. Through the end of the year, the Fund captured about 60% of the rally’s gain, generally underperforming on the days that showed significant advances. While still substantial, RSE’s fourth-quarter and calendar year performance edge versus the Russell 2000 narrowed after November 20. As the percentage of stocks in the Russell 2000 trading for less than $10 has risen to close to 50% of the index, its gains are magnified. This has added to the headwinds the Fund has traditionally faced in rapid and dramatic up markets. We believe that RSE’s one-, three-, five-, 10-year and since inception results for periods ended 12/31/08 clearly demonstrated the value of its conservative, “belt and suspenders” approach over full market cycles and other long-term periods.

     Smaller stocks began a new cycle with the new small-cap market peak on 7/13/07. The cycle has thus far been unstintingly bearish, the sort of period in which we would typically expect the Fund to hold substantially more of its value than its benchmark. So while the Fund lost less than the Russell 2000 from 7/13/07 through 12/31/08 (-26.7% versus -40.4%), we
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

National Presto Industries	2.65%

Hilb Rogal & Hobbs	0.45

Arkansas Best	0.44

Insteel Industries	0.32

Dollar Tree	0.29

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

28 | The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

were anticipating a better down-market result. For example, from the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund gained 140.0% versus a loss of 7.7% for the Russell 2000. This sizeable advantage was a key factor in RSE outpacing its benchmark for the one-, three-, five-, 10-year and since inception (5/1/98) periods ended 12/31/08. The Fund’s average annual total return since inception was 6.9%.
     In today’s environment, we are tightening our belts and pulling up our suspenders by placing greater importance on already important elements. Some of the other metrics that have begun to assume an even higher priority include Net-Net Working Capital (with an ample supply of that capital in cash) and yield. Visibility, in terms of both individual company earnings and growth for the economy, remains far too clouded for anyone to see clearly. The greater level of uncertainty creates additional pressure to find businesses that provide economic rationality; in other words, companies that possess absolute value in the form of those previously mentioned metrics. A balance must be struck between acting opportunistically to take advantage of low prices and not buying too much of a company too soon since the question of whether or not the market has reached a bottom seems eminently unclear. Purchases are typically being made in a dollar-cost-averaging style that resembles a cautious wade into the shallow end of the small-cap pool.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
      Holdings in the Fund’s Industrial Products sector accounted for the majority of its net losses in 2008. Five of the portfolio’s 10 poorest-performing holdings came from the Industrial Products sector. Companies in the machinery group and metal fabrication and distribution industry were the loss leaders, and detracted most from the Fund’s performance for the year. It should be noted that the Fund’s largest individual losses came from Carpenter Technologies and Rofin-Sinar Technologies during 2008, the same two names that led performance in 2007. The Financial Services and Consumer Products sectors made positive contributions to performance for the full year. An acquisition of our long-time holding Hilb Rogal & Hobbs by the Willis Group led the insurance broker to a positive gain within the Financial Services sector. National Presto Industries remained the largest holding in the Fund as of the end of the year, thanks in part to its rising share price through much of 2008.

Carpenter Technology	-2.38%

Rofin-Sinar Technologies	-2.33

CSS Industries	-1.41

Bio-Rad Laboratories Cl. A	-1.30

Lawson Products	-1.05

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$587 million

Weighted Average P/E Ratio**			10.5x

Weighted Average P/B Ratio			1.4x

Weighted Average Portfolio Yield			1.9%

Fund Net Assets			$499 million

Turnover Rate			27%

Number of Holdings			74

Symbol
Investment Class			RYSEX
Service Class			RSEFX
Consultant Class			RSQCX
Institutional Class			RSEIX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RSE	Median	Breakpoint

Standard Deviation	13.09	17.86	15.76

Beta	0.81	1.25	1.09

*Five years ended 12/31/08 Category Median and Best Decile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  29

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-39.0%

One-Year			-34.21

Three-Year			-7.28

Five-Year			4.12

Since Inception (6/14/01)			7.46

ANNUAL EXPENSE RATIO

Operating Expenses			1.43%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2008	-34.2%	2004	30.9%

2007	3.8	2003	54.3

2006	16.8	2002	-23.5

2005	17.2

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			2.9%

Unit Corporation			2.6

Knight Capital Group Cl. A			2.6

Oil States International			2.5

Comtech Telecommunications			2.5

Gardner Denver			2.5

Endo Pharmaceuticals Holdings			2.4

Randgold Resources ADR			2.3

Agnico-Eagle Mines			2.3

PartnerRe			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			26.3%

Industrial Products			17.9

Technology			13.0

Industrial Services			12.1

Financial Intermediaries			9.8

Consumer Products			6.7

Consumer Services			6.3

Health			2.4

Financial Services			1.1

Miscellaneous			1.0

Cash and Cash Equivalents			3.4

Royce Value Fund

Managers’ Discussion

Our pride in being contrarian was more than a little checked by the bear market’s indiscriminate approach to lowering share prices in 2008. What we regard as high-quality companies drawn from the small- and mid-cap areas were simply unable to provide the kind of down market protection we anticipated. Royce Value Fund (RVV) lost 34.2% in 2008, underperforming its benchmark index, the Russell 2000, which lost 33.8% for the same period. Disappointing on both an absolute and relative basis, RVV’s 2008 return was the worst in its relatively short history and only its second negative result in a calendar year since its inception.
      This result was especially discouraging because the Fund not only easily outpaced its benchmark during the first half of 2008, it also managed a positive return. Results went south, as it were, during the third quarter, when RVV fell 16.3% while the Russell 2000 lost only 1.1%. The fourth quarter offered little relief from the attack of the bear, though the Fund’s relative performance improved slightly. RVV was down 27.2% in 2008’s final quarter versus a decline of 26.1% for its benchmark. The second half of 2008 thus saw the Fund give up a substantial performance advantage over the small-cap index and, more importantly, an impressive absolute showing in the year’s first half.

     The new market cycle for smaller stocks that began with the small-cap market peak in July 2007 has thus far been a difficult one for the Fund. From 7/13/07 through 12/31/08, RVV fell 42.0% compared to a 40.4% loss for its benchmark. During the furtive rally that closed out 2008, results were better, though we long ago learned not to read much into short-term upswings, least of all those that take place in the midst of an historically severe bear market. Still, we were pleased—and more than a little relieved—that from the small-cap low on 11/20/08 through 12/31/08 RVV gained 36.7% versus 30.0% for the Russell 2000. We were even more cheered by the Fund’s longer-term performances. RVV outpaced the Russell 2000 for the three-year, five-year and since inception (6/14/01) periods ended 12/31/08.
      The sudden, dramatic reversal of fortune for the portfolio’s two largest sectors best explains recent performance problems. The Natural Resources and Industrial Products sectors made

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Randgold Resources ADR	0.70%

Knight Capital Group Cl. A	0.68

Validus Holdings	0.68

Agnico-Eagle Mines	0.48

Endo Pharmaceuticals Holdings	0.47

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

             30  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

the most significant contributions to first-half performance; during the second half of the year, they posted the most substantial net losses. The Fund also had greater exposure to both sectors than Russell 2000 did. When oil and natural gas prices began to fall in September, energy stocks followed, as did many industrial companies. Although these were unwelcome developments (to say the least), we tried to use the volatility to our advantage by building positions in companies that enjoyed our highest confidence. We first began to buy shares of Oil States International in 2003 based on its conservative balance sheet and well-run business. It operates three subsidiaries that provide specialty products and services to oil and gas drilling and production companies across the globe. After robust demand for its services began to dry up in the second half, we began to add to our stake substantially. Unit Corporation followed a similar pattern. The firm operates as a contract drilling company, though it also has its own oil and natural gas exploration business. Just as the record-shattering price of oil and its own growing businesses helped its share price to climb during the first half, the decline in oil prices pushed its share price down to what we thought were highly attractive levels as early as July, leading us to increase our stake through mid-December. We also had a sizeable position in oil well services company Trican Well Services.

     In the Industrial Products sector, positions from the metal fabrication and distribution group were hurt by the reduced global demand for steel. Specialty metals maker Carpenter Technology saw some slippage in earnings and cash flow, which helped keep investors away. We began to build our position in April and added shares through October as its stock price declined. Reliance Steel & Aluminum was a positive contributor to first-half performance before winding up among the top detractors for the calendar year. An acquisition that was slated to be financed with equity was instead made by the firm taking on additional debt, a decision that left us concerned about deterioration to its balance sheet, though we still held shares at the year’s end. Elsewhere in the portfolio, an ongoing slump in its stock price led us to substantially increase our stake in NETGEAR, the loss-laden Technology sector’s biggest detractor to performance. The company designs and manufactures networking products for home users and small businesses worldwide. We liked its innovative business, conservative balance sheet, earnings history and recent success in becoming cash-flow positive, while other investors continued to abandon it.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

Unit Corporation	-1.54%

Oil States International	-1.48

Thor Industries	-1.46

Trican Well Service	-1.41

Reliance Steel & Aluminum	-1.36

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,315 million

	Weighted Average P/E Ratio**	7.9x

	Weighted Average P/B Ratio	1.3x

	Weighted Average Portfolio Yield	1.2%

	Fund Net Assets	$855 million

	Turnover Rate	41%

	Number of Holdings	72

Symbol
	Investment Class	RVVHX
	Service Class	RYVFX
	Consultant Class	RVFCX
	Institutional Class	RVFIX
	R Class	RVVRX
	K Class	RVFKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RVV	Category Median	Best Quartile Breakpoint

Standard Deviation	19.86	17.86	16.57

Beta	1.33	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  31

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-36.07%

One-Year			-41.07

Three-Year			-10.12

Five-Year			1.05

Since Inception (6/14/01)			9.35

ANNUAL EXPENSE RATIO

Operating Expenses			1.40%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2008	-41.1%	2004	28.2%

2007	3.2	2003	79.9

2006	19.4	2002	-14.7

2005	13.2

TOP 10 POSITIONS % of Net Assets

Knight Capital Group Cl. A			1.9%

SRA International Cl. A			1.6

Grainger (W.W.)			1.5

DreamWorks Animation SKG Cl. A			1.5

Brown & Brown			1.4

IPG Photonics			1.4

Varian			1.3

Kennametal			1.3

Arris Group			1.3

Unit Corporation			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			26.3%

Natural Resources			13.1

Industrial Products			12.4

Industrial Services			10.1

Health			7.8

Consumer Services			5.3

Financial Intermediaries			4.6

Consumer Products			4.1

Financial Services			3.4

Miscellaneous			4.8

Cash and Cash Equivalents			8.1

Royce Value Plus Fund

Manager’s Discussion
Two thousand eight offered far too few performance plusses throughout the stock market, a fact that can be easily gleaned from the results for Royce Value Plus Fund’s portfolio of micro-, small- and mid-cap securities. The Fund (RVP) lost 41.1% in 2008, trailing its benchmark index, the Russell 2000, which lost 33.8% for the same period. Not only was RVP’s 2008 showing highly dissatisfying on both an absolute and relative basis, it was also the worst in the Fund’s relatively brief span and only its second negative return for a calendar-year period since its inception.
     We were especially disgruntled because the Fund managed relatively well in the volatile, though bearish, atmosphere of the year’s first half. Although RVP was down 7.8% between January and June, it outpaced the Russell 2000’s loss of 9.4% for the same period. Any encouragement we drew from this relative advantage was dashed by the portfolio’s subsequent performance during the second half. RVP fell 10.0% in the third quarter versus a loss of only 1.1% for its benchmark, a disadvantage mostly tied to sudden reversals for holdings in the Natural Resources and, to a lesser degree, Industrial Products sectors. These same two areas contributed most to first-half performance. The fourth quarter provided something close to a worst-case scenario: a general market collapse in which the Fund turned in awful absolute results (-29.0%) while also losing more ground to the Russell 2000 (-26.1%). RVP also trailed its benchmark in the year-ending short-term rally. From the small-cap low on 11/20/08 through 12/31/08, the Fund was up 25.4% compared to a 30.0% gain for the small-cap index.

     Smaller stocks kicked off a new market cycle in July 2007. This ongoing market cycle has thus far been more than a little unkind. From 7/13/07 through 12/31/08, RVP fell 47.7% compared to a 40.4% loss for its benchmark. Better news could be found in longer-term periods. From the small-cap market trough on 10/9/02 through 12/31/08, the Fund gained 134.7% versus a gain of 65.2% for the small-cap index. RVP also beat the Russell 2000 for the five-year and since inception (6/14/01) periods ended 12/31/08.
     Although all of the Fund’s sectors posted net losses in 2008, Technology and Natural Resources were the most significant detractors, followed by Health and Industrial Products. We pared back certain holdings in Natural Resources between July and December, while increasing our exposure to Technology over the same period. Although our confidence in the long-term prospects for energy and precious metals stocks remains high, we saw what we thought were more compelling bargains elsewhere and acted accordingly. During the second half of the year, we reduced our positions in two of the portfolio’s largest detractors to
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Alpharma Cl. A	0.49%

Alamos Gold	0.36

Knight Capital Group Cl. A	0.33

Monro Muffler Brake	0.23

Foundry Networks	0.22

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

             32  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

performance in 2008, while building a position in a third. NovaGold Resources and Ivanhoe Mines faced the same formidable challenges as many other smaller, still developing mining businesses—a dearth of available capital as the credit crisis took hold and rising mine development costs. The latter company’s woes were exacerbated by ongoing delays by the Mongolian government in approving the firm’s potentially lucrative operations in that nation. Silver prices fell dramatically in 2008, giving us an opportunity to add to our position in Silvercorp Metals.
     Elsewhere in the portfolio, we also built our stake in Gildan Activewear as earnings disappointments and a terrible market for consumer stocks kept its stock price in the discount bin. Gildan produces blank t-shirts, sport shirts and fleece to wholesale distributors for subsequent screenprinting with designs and logos. We trimmed our position in October and November, though we bought shares between April and early October and again in December because of its strong fundamentals and our high confidence in the firm’s potential for recovery. We felt far less assured about our profit potential with drug development services company PharmaNet Development Group. Multiple cancellations of clinical trials and additional debt left us feeling queasy enough to sell our position at a loss between July and September.

     Between October 2002 and the middle of 2007, we generally found a diminishing number of businesses that we thought possessed superior quality at bargain-basement share prices, an unsurprising development during a bullish period in which small-cap value led the market. As the bear began to tighten its grip, this began to change. Since the summer of 2007, we have been seeing much larger numbers of what we think are excellent opportunities in many industries, including insurance, industrial distribution and various consumer areas. The bear market has also provided occasion to find tech businesses that are conservatively capitalized, fundamentally sound and, in our view, well-managed and nicely positioned to grow. SRA International offers strategic consulting; systems design, development, and integration; and outsourcing and managed services to various government and national security agencies. Varian manufactures and services scientific instruments and vacuum products for medical and other scientific applications. Arris Group is a communications technology company with a niche in cable television broadband expansion and steadily climbing earnings. Finally, Akamai Technologies provides services for accelerating the delivery of video and other content and applications over the Internet.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

NovaGold Resources	-1.51%

Gildan Activewear	-1.29

K-V Pharmaceutical Cl. A	-1.28

Ivanhoe Mines	-1.09

Avid Technology	-1.03

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$843 million

	Weighted Average P/E Ratio**	11.4x

	Weighted Average P/B Ratio	1.2x

	Weighted Average Portfolio Yield	0.8%

	Fund Net Assets	$2,002 million

	Turnover Rate	42%

	Number of Holdings	149

Symbol
	Investment Class	RVPHX
	Service Class	RYVPX
	Consultant Class	RVPCX
	Institutional Class	RVPIX
	R Class	RVPRX
	K Class	RVPKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RVP	Category Median	Best Quartile Breakpoint

Standard Deviation	19.63	17.86	16.57

Beta	1.36	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  33

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - Dec 2008*			-34.59%

One-Year			-42.46

Three-Year			-13.98

Five-Year			-10.80

Since Inception (12/31/01)			-0.99

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.85%

Net Operating Expenses			1.69

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTV	Year	RTV

2008	-42.5%	2004	-9.6%

2007	1.9	2003	90.7

2006	8.5	2002	-13.4

2005	-1.8

TOP 10 POSITIONS % of Net Assets

Brooks Automation			3.1%

Sigma Designs			3.1

Jack Henry & Associates			2.6

Lam Research			2.3

ADC Telecommunications			2.2

j2 Global Communications			2.0

Synopsys			2.0

Harmonic			1.9

United Online			1.8

Akamai Technologies			1.8

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Semiconductors and Equipment			28.8%

Telecommunications			13.6

Internet Software and Services			12.0

Software			10.9

Components and Systems			6.8

IT Services			6.2

Securities Brokers			1.7

Leisure and Entertainment			1.7

Insurance Brokers			1.4

Commercial Services			1.3

Health Services			1.1

Aerospace and Defense			1.1

Home Furnishing and Appliances			1.1

Miscellaneous			4.3

Cash and Cash Equivalents			8.0

Royce Technology Value Fund

Managers’ Discussion
With the market’s collapse in the second half, the technology sector became one of the worst-performing sectors within the Russell 2000 for that period, as well as for the full year of 2008. This equated to bad news for Royce Technology Value Fund (RTV), which participated fully in its chosen sector’s pronounced performance woes. RTV fell 42.5% for the calendar year, failing to keep pace both with its small-cap benchmark, the Russell 2000, which was down 33.8%, and the technology component of the Russell 2500 index, which lost 41.7%. This represented the unfolding of an unfortunate pattern that was established in the first half of 2008. The all-out disintegration that marked the second half intensified the portfolio’s recent struggles. The third quarter proved difficult. RTV was down 10.5% versus a slight loss of 1.1% for the Russell 2000 and a decline of 11.2% for the technology companies in the Russell 2500 index. In the cataclysmic fourth quarter, the Fund was off 26.9% versus a loss of 26.1% for the Russell 2000 and 26.0% for the Russell 2500’s technology component.

     The new small-cap market cycle that began in mid-July 2007 has been particularly difficult for the Fund thus far. From 7/13/07 through 12/31/08, RTV fell 48.3% versus respective losses of 40.4% and 45.6% for its small-cap benchmark and the Russell 2500 technology component. The Fund also struggled on a relative basis in the short-term period from the small-cap market trough on 11/20/08 through 12/31/08, up 19.9% versus 30.0% for the Russell 2000 and 26.3% for tech stocks in the Russell 2500 index. In fact, both absolute and relative performance since the Fund’s inception were very disappointing. RTV trailed its benchmark for the one-, three-, five-year and since inception (12/31/01) periods ended 12/31/08.
     Even prior to 2008, investors seemed to be shying away from small-cap tech, a development that grew worse in the second half of the year, as the economy and market worsened. The double whammy for technology holdings has been that, coupled with the economic slowdown, we have yet to see light at the end of what has been an uncommonly long and negative business cycle for semiconductor capital equipment companies. This has
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

BigBand Networks	0.96%

Foundry Networks	0.65

Commvault Systems	0.59

Symyx Technologies	0.59

ICF International	0.42

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit total annual operating expenses to no more than 1.69% for Royce Technology Value Fund.

             34  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

created ongoing negative sentiment that has pushed valuations in many semiconductor stocks to levels that we find highly attractive. That, however, is a long-term scenario. In 2008, the industry accounted for more than half of the portfolio’s losses, thus leading all other industries by a considerably wide margin. Six of the Fund’s top ten (and 13 of its top 20) detractors to performance came from this industry. Our task has been to hold on to those companies we think can best survive and ultimately thrive. We reduced our position in Fairchild Semiconductors International in February and again in November. During September we initiated a position in Entropic Communications, a firm that specializes in high-speed broadband access chip sets. We held on to our shares of Brooks Automation, a semiconductor equipment company that disappointed as its core business continued to struggle. After significantly reducing our stake in Trident Microsystems in July, we made a substantial purchase of its stock in October given its more appealing valuation. The company is a leader in high-performance semiconductor system solutions, and a key player in the consumer television market with its high-end chip sets designed for big-screen LCD sets. Its share price suffered over the past several quarters on the back of earnings that, while positive, failed to meet analysts’ expectations.

     A bright spot to performance was the acquisition of Foundry Networks by Brocade Communications that closed in the fourth quarter. Foundry was among the Fund’s top contributors to performance for the full year. We have seen small pockets of strength appear within the small-cap tech arena, including digital data and media storage, telecommunications equipment and services, and IT security sub-sectors.
     Although we sought to systematically raise the portfolio’s weighted average market capitalization profile throughout the year, it was not enough to protect the Fund from the assault of a powerful bear market. We also took what we believed were prudent measures throughout the year to position the Fund in a way that we thought best to handle the challenges of an historically difficult environment as well as an eventual recovery. Our challenge has been to find smaller tech companies that we think can remain resilient. This search has given us the chance to purchase shares of many companies at or near trough valuation levels.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

Fairchild Semiconductor International	-1.76%

SMART Modular Technologies (WWH)	-1.75

Entropic Communications	-1.69

Brooks Automation	-1.64

OSI Systems	-1.49

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$573 million

Weighted Average P/E Ratio**		12.1x

Weighted Average P/B Ratio		1.1x

Weighted Average Portfolio Yield		0.2%

Fund Net Assets		$7 million

Turnover Rate		166%

Number of Holdings		72

Symbol
Service Class		RYTVX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RTV	Category Median	Best Quartile Breakpoint

Standard Deviation	21.26	21.16	19.07

Beta	1.34	1.42	1.35

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 70 technology objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  35

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - Dec 2008*			-24.29%

One-Year			-29.17

Three-Year			-4.74

Five-Year			4.79

Since Inception (6/30/03)			6.28

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.56%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2008	-29.2%	2005	14.9%

2007	7.3	2004	27.2

2006	13.7

TOP 10 POSITIONS % of Net Assets

Administaff			1.7%

Simpson Manufacturing			1.6

Morningstar			1.6

Waddell & Reed Financial Cl. A			1.6

Federated Investors Cl. B			1.5

Berkley (W.R.)			1.5

Interactive Brokers Group Cl. A			1.5

Armstrong World Industries			1.4

NASDAQ OMX Group			1.4

Tiffany & Co.			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			16.5%

Industrial Products			14.9

Financial Services			13.0

Financial Intermediaries			11.0

Technology			10.6

Natural Resources			7.9

Consumer Products			5.3

Consumer Services			3.0

Health			2.2

Miscellaneous			4.5

Cash and Cash Equivalents			11.1

Royce 100 Fund

Manager’s Discussion
There was a bit of good news that helped to alleviate the large amount of bad news for Royce 100 Fund’s (ROH) limited portfolio of micro-, small- and mid-cap stocks in 2008. Our own deep disappointment with ROH’s absolute results was allayed to a small degree by the Fund’s solid relative performance.The Fund fell 29.2% in 2008, losing less than its small-cap benchmark, the Russell 2000, which declined 33.8% for the same period.
     The portfolio’s performances in both volatile, bearish halves of 2008 were similar in that ROH turned in a negative result that was a nonetheless smaller loss than that suffered by its benchmark for the same period. ROH initially gave up a little ground to the Russell 2000 as the year’s final half got under way. During the third quarter, the Fund was down 3.1%, trailing its benchmark’s loss of 1.1%. In mid-September, share prices began to collapse throughout the market. Although the Fund showed better results than its benchmark, it could not avoid the severe losses visited on most equities. For the fourth quarter, ROH fell 21.9%, a discouraging result, in spite of the Russell 2000’s decline of 26.1% for the same period.

     During the new market cycle that began in July 2007, the Fund exhibited the same performance pattern of solid relative performance against the background of poor absolute results. From the small-cap market peak on 7/13/07 through 12/31/08, ROH was down 32.9% compared to a loss of 40.4% for the Russell 2000. This time span encompassed a strong showing for the Fund in the short-term rally that concluded 2008. From the small-cap low on 11/20/08 through 12/31/08, ROH was up 31.1% compared to a gain of 30.0% for its benchmark. The Fund also outpaced the Russell 2000 for the three-year, five-year and since inception (6/30/03) periods ended 12/31/08.
     Each of the Fund’s sectors finished 2008 in the red, with the largest detractors being Financial Services, led by holdings in investment management, and Industrial Products, where machinery and industrial components companies suffered most. The portfolio’s other most troublesome areas were Technology, where semiconductors and equipment businesses and IT services were loss leaders; Industrial Services, where holdings in commercial services fared especially poorly; and Natural Resources, where energy services businesses, such as
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Berkley (W.R.)	0.75%

Dollar Tree	0.50

Charming Shoppes	0.50

MSCI Cl. A	0.43

Sanderson Farms	0.36

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce 100 Fund.

             36  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

Exterran Holdings, slumped badly in the second half of the year after having been the Fund’s top-performing industry between January and June 2008.
     Financial stocks were the canaries in the coalmine of the current bear market, suffering significant losses when equities in many other areas—including many energy and industrial stocks—were still enjoying rising prices. Matters for many financial companies only grew worse in September, with the sale of Merrill Lynch, the bailout of AIG and the bankruptcy of Lehman Brothers helping to keep many investors away. We saw opportunities both to build existing positions and to add new names across several financial industries that earned our confidence in their long-term prospects. We found much to our liking among investment management firms, increasing our stake in AllianceBernstein Holding, for example, an asset management firm that we have held in other Royce-managed portfolios for several years and that we first purchased in ROH in 2006. Its stock price struggled through the first half of 2008 once the company revised its earnings guidance for fiscal 2007 early this past year. In September, when the environment for financial stocks grew more toxic, its share price began a more dramatic decline. Our take is that it remains a very well-run firm with a healthy dividend and positive earnings, which, however, have been lower recently than many analysts had been expecting. We also bought more shares of Waddell & Reed Financial, Federated Investors and Affiliated Managers Group, while initiating new positions in Janus Capital Group and GAMCO Investors.

     Likely a familiar name to our shareholders, Morningstar provides independent investment research to investors worldwide. In our view, it is a well-run firm with excellent prospects. Along with our high regard for its balance sheet and earnings history, these factors led us to nearly quadruple our position between July and November. Liking the long-term outlook for insurance, we first purchased shares of property casualty insurance business W.R. Berkley in August. Although we took some gains in December, it was a top-ten position at the end of 2008. In March, we bid a bitter farewell to funds transfer business MoneyGram International after a very unprofitable experience. Anxiety over the rapidly falling share price of Sotheby’s drove us to lower the gavel on that stock in October.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

AllianceBernstein Holding L.P.	-1.92%

Affiliated Managers Group	-1.16

MoneyGram International	-1.04

Sotheby’s	-0.94

Morningstar	-0.90

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,202 million

	Weighted Average P/E Ratio**	10.9x

	Weighted Average P/B Ratio	1.5x

	Weighted Average Portfolio Yield	1.4%

	Fund Net Assets	$60 million

	Turnover Rate	72%

	Number of Holdings	100

	Symbol
	Investment Class	ROHHX
	Service Class	RYOHX
	R Class	ROHRX
	K Class	ROHKX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES *

	ROH	Category Median	Best Quartile Breakpoint

Standard Deviation	16.86	17.86	16.57

Beta	1.20	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  37

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-24.94%

One-Year			-35.07

Three-Year			-11.12

Five-Year			-3.05

Since Inception (10/3/03)			-0.46

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.43%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2008	-35.1%	2005	7.6%

2007	-7.4	2004	13.4

2006	16.8

TOP 10 POSITIONS % of Net Assets

Neogen Corporation			2.7%

Meadowbrook Insurance Group			2.6

USA Mobility			2.5

Amerisafe			2.4

National Presto Industries			2.3

ICF International			2.1

VAALCO Energy			1.9

Merit Medical Systems			1.9

Jos. A. Bank Clothiers			1.8

LaBarge			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			19.4%

Health			18.9

Technology			18.2

Industrial Products			13.5

Industrial Services			11.2

Consumer Products			4.7

Consumer Services			4.4

Natural Resources			3.9

Miscellaneous			2.1

Cash and Cash Equivalents			3.7

Royce Discovery Fund

Manager’s Discussion
The calamitous year for the stock market as a whole was ably, and unfortunately, exemplified by the performance of micro-cap stocks in 2008. Micro-cap companies underperformed their more sizeable small-cap counterparts during the year, a fact that was all-too-sharply reflected in the results for Royce Discovery Fund’s (RDF) portfolio of micro-cap stocks. The Fund was down 35.1% in 2008, outperforming its benchmark, the Russell Microcap index, which declined 39.8%, and underperforming the Russell 2000, which fell 33.8% for the calendar year. It should be noted that we have changed the Fund’s benchmark to the Russell Microcap index because we believe it better reflects RDF’s micro-cap selection universe.
     During the first half of the year, the Fund was ahead of its benchmark while losing ground to the Russell 2000, while the second half of 2008 was marked by underperformance in the third quarter and outperformance in the fourth quarter. Between July and September, the Fund declined 3.2% versus a slight decline of 0.8% for the Microcap index and a loss of 1.1% for the small-cap index. Fourth-quarter performance showed relative improvement, as the Fund lost 22.5% versus a 28.1% decline for the Russell Microcap index and a decline of 26.1% for the Russell 2000. From the small-cap peak on 7/13/07 through 12/31/08, RDF was down 41.8% versus a loss of 47.8% for the Russell Microcap index and a decline of 40.4% for the Russell 2000. A welcome, though admittedly under-the-radar, rally closed out the year. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 25.4% compared to 24.9% for its micro-cap benchmark and 30.0% for the Russell 2000.

     RDF’s disappointing 2008, especially the second and third quarters, had a ripple effect on its longer-term performances. The Fund beat the Russell Microcap index for the one-year and three-year periods ended 12/31/08 and underperformed the Russell 2000 over these same time spans. The portfolio continued to outpace the micro-cap index while it trailed the Russell 2000 for the since inception period (10/3/03) ended 12/31/08.
     RDF’s proprietary model was created to select a diversified portfolio of statistically inexpensive micro-cap companies. The model combines traditional measures such as P/E, price-to-book, returns on invested capital, etc.,with proprietary features. This means that we
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Allegiant Travel	0.97%

Axsys Technologies	0.84

National Presto Industries	0.69

Amerisafe	0.68

Olympic Steel	0.65

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 and December 31, 2017 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Discovery Fund.

             38  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

do not make subjective investigations into industries that may look undervalued to our other portfolio managers, a factor used in other Royce Fund portfolios. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other than the eventual recognition of the qualities for which it screens. The portfolio is diversified across sectors and industries in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks.
     The issue, then, is the market continuing to undervalue those qualities that the model rated highly. As disappointing as 2008 was, we do not see it as cause to re-evaluate or fundamentally change the model. For good or ill, we would expect to be out of sync with both the small-cap market as a whole and the micro-cap segment as a group from time to time and especially over short-term periods.

     All of the Fund’s sectors posted net losses for 2008, with Industrial Products, Health, Technology, Industrial Services and Financial Intermediaries the worst performing areas. In Industrial Products, machinery companies were loss leaders; within Technology, semiconductor and equipment companies fared worst; in Health, medical products and devices detracted most from performance; and in Industrial Services, the commercial services area contributed most to poor performance. City Bank was the worst performing holding for the year. A community bank offering a wide range of deposit and loan services to small and medium sized businesses, construction lending for single family residences, and mortgage lending, it was hurt by the tightening credit market of the past year. Menlo Park, California based semiconductor equipment company Ultra Clean Holdings was another poor performer for the year. Ultra Clean develops and supplies critical subsystems for the semiconductor capital equipment industry, focusing on gas delivery systems. The industry’s downturn has put pressure on the company’s outlook as the recession continues to play out. Axsys Technologies was among the best performing holdings of the year, as spending on homeland security and defense systems did not abate in the otherwise difficult economic environment.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

City Bank	-1.30%

Spherion Corporation	-1.18

Hurco Companies	-1.04

Osteotech	-1.04

Ultra Clean Holdings	-1.01

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$180 million

Weighted Average P/E Ratio**		9.4x

Weighted Average P/B Ratio		0.9x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$2 million

Turnover Rate		63%

Number of Holdings		99

Symbol
Service Class		RYDFX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RDF	Category Median	Best Quartile Breakpoint

Standard Deviation	16.73	17.86	16.57

Beta	1.12	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders   |   39

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - Dec 2008*			-25.49%

One-Year			-35.37

Three-Year			-8.41

Since Inception (12/31/03)			-0.16

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.57%

Net Operating Expenses			1.69

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2008	-35.4%	2005	12.2%

2007	-4.7	2004	15.1

2006	24.8

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			3.6%

Eaton Vance			3.1

Kennedy-Wilson Conv.			2.5

Enstar Group			2.5

Waddell & Reed Financial Cl. A			2.4

Ameriprise Financial			2.3

T. Rowe Price Group			2.2

Federated Investors Cl. B			2.2

MSCI Cl. A			2.0

Invesco			1.9

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			36.6%

Securities Brokers			15.6

Banking			12.1

Insurance			10.8

Information and Processing			8.8

Commercial Services			2.1

Real Estate			1.9

Securities Exchanges			1.8

Insurance Brokers			1.3

Diversified Financial Services			0.8

Closed-end Funds			0.2

Software			0.2

Specialty Finance			0.1

Miscellaneous			2.2

Preferred Stock			2.5

Cash and Cash Equivalents			3.0

Royce Financial Services Fund

Manager’s Discussion
As much as we might wish otherwise, 2008 was an impossible year to forget. It was certainly as—if not more—difficult for Royce Financial Services Fund (RFS) as it was for the rest of the stock market. The Fund fell 35.4% in 2008, behind both its small-cap benchmark, the Russell 2000, which lost 33.8%, and the financial services sector of the Russell 2500 index, which declined 29.4%. During the year’s first six months, we were mostly satisfied with the Fund’s relative performance, in which RFS trailed the Russell 2000 (-13.3% versus -9.4%), but was ahead of the financial services component of the Russell 2500 index (-17.3%). Stock prices for many financial businesses began to collapse in early June before recovering in mid-July. The Fund, however, failed to participate in this rally. For the third quarter, RFS was down 0.5% versus a loss of 1.1% for the Russell 2000 and a gain of 10.5% for the financial services companies in the Russell 2500 index. The Fund turned in a solid relative showing in the fourth quarter that was still very disappointing on an absolute basis. The Fund declined 25.1% between September and December, compared to respective losses of 26.1% and 22.8% for the Russell 2000 and the Russell 2500 financial services component.

     It may seem counterintuitive, but smaller financial companies have so far fared slightly better than their smaller peers in the new small-cap market cycle that began in July 2007. The Fund’s results from this peak were dismal on an absolute basis, though in line on a relative basis. From 7/13/07 through 12/31/08, RFS lost 39.7% versus declines of 40.4% and 39.1% for the Russell 2000 and the financial services sector of the Russell 2500 index. A vigorous (though little noticed) short-term rally closed out the year. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 28.3%, while the Russell 2000 was up 30.0% and the financial services companies in the Russell 2500 index rose 36.6%. However, RFS outpaced the Russell 2500 financial services sector for the three-year period ended 12/31/08 and was ahead of it and the Russell 2000 for the since inception (12/31/03) period ended 12/31/08.
     Discounted share prices in many financial companies grew more and more appealing to us from the beginning of 2008, especially as prices continued to slip in many industries.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Berkley (W.R.)	0.95%

NASDAQ OMX Group	0.77

T. Rowe Price Group	0.74

MSCI Cl. A	0.54

1st Independence Financial Group	0.32

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through December 31, 2008 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             40   |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

However, it also became clear by the end of the first quarter that we had begun to buy stock in many companies too soon and were holding shares in others with rapidly plummeting prices. This created a dilemma. The Fund’s chosen areas of emphasis were suffering in the bear market, yet we thought that many financials had hit bottom early in 2008. Clearly, our call was wrong, which was very dispiriting considering our years of experience investing in financial companies. Our frustration was aggravated by the fact that many businesses with peripheral-at-best relationships to subprime and the related credit crisis—businesses such as securities brokers and investment management—remained decidedly out of favor to the point where the latter group was far and away the most significant detractor to 2008 performance.
     We were troubled by the beatings many of these companies took, particularly in the third quarter, when the prices of many banks and other financial companies were rallying or stabilizing. Certainly the taint of investment banking failures stained some, but this was arguably the case with other areas of financial services that did not suffer a similar level of stock-price disintegration. It is also important to point out that many of these companies—certainly those we have bought in RFS—are conservatively capitalized businesses with ample cash flow and strong records of earnings. In our estimation, the best-managed of these companies simply do not carry the same level of risk of insolvency that investment banks do. In addition, these asset managers bear less funding risk, not being reliant on borrowed funds to conduct their day-to-day business. Throughout the second half of 2008, we sought to build or add names that we believed were high-quality businesses with strong brands and long tenures in the investment management business. Our thought was that when the demand for asset managers begins to grow again, these companies should be well-positioned to benefit.

     For example, asset manager AllianceBernstein Holding is a firm that we first purchased in RFS in 2004. Its stock price struggled through the first half of 2008 after the company revised its earnings guidance for fiscal 2007 early this past year. In September, when the environment for its industry grew more toxic, its share price began a more dramatic decline. We think that it remains a very well-run firm with a healthy dividend and positive earnings, which, however, have been lower recently than many analysts had been expecting. Similar lines of thought led us to build positions in T. Rowe Price Group, Federated Investors and Waddell & Reed Financial, while initiating stakes in Eaton Vance and Cohen & Steers.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance *

AllianceBernstein Holding L.P.	-2.97%

Cohen & Steers	-1.56

Federated Investors Cl. B	-1.26

FCStone Group	-1.10

Eaton Vance	-1.02

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,216 million

Weighted Average P/E Ratio**		9.7x

Weighted Average P/B Ratio		0.6x

Weighted Average Portfolio Yield		4.1%

Fund Net Assets		$10 million

Turnover Rate		48%

Number of Holdings		124

Symbol
Service Class		RYFSX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Standard Deviation	14.55	16.62	15.80

Beta	1.02	1.14	0.84

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 35 financial services objective funds (oldest class only) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders   |   41

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*			-28.19%

One-Year			-31.47

Three-Year			-6.35

Since Inception (5/3/04)			-0.09

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.19%

Net Operating Expenses			1.64

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2008	-31.5%	2006	19.9%

2007	0.0	2005	7.3

TOP 10 POSITIONS % of Net Assets

Kennedy-Wilson Conv.			2.8%

Federated Investors Cl. B			2.4

AllianceBernstein Holding L.P.			2.0

Ameriprise Financial			1.9

Westwood Holdings Group			1.9

Diebold			1.9

Gallagher (Arthur J.) & Co.			1.7

Annaly Capital Management			1.6

Zenith National Insurance			1.5

Tidewater			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services			23.4%

Financial Intermediaries			16.8

Industrial Services			9.3

Industrial Products			8.5

Natural Resources			6.7

Consumer Services			6.5

Technology			5.9

Consumer Products			3.5

Utilities			1.0

Miscellaneous			4.9

Preferred Stock			2.8

Cash and Cash Equivalents			10.7

Royce Dividend Value Fund

Managers’ Discussion
Royce Dividend Value Fund (RDV) provided a relative advantage over its small-cap benchmark, the Russell 2000, in 2008, but suffered from dismal results on an absolute basis. The Fund outperformed the Russell 2000 for the calendar year, down 31.5% versus a decline of 33.8% for the benchmark. After outpacing its benchmark through the first half of the year, RDV fell behind during 2008’s third quarter, down 3.6% versus a loss of 1.1% for the Russell 2000. However, during the far more difficult and volatile fourth quarter, the Fund slightly outperformed the benchmark, down 25.5% versus negative 26.1%.
     Although most of the attention was understandably focused on the intensely bearish period from mid-September 2008 through the end of the year, smaller stocks reached their peak, and thus began a new market cycle, on 7/13/07. From that new market cycle peak in July 2007 through 12/31/08, RDV’s results were similarly vexing for us on an absolute basis and solid on a relative basis, as the Fund was down 37.3%, while the Russell 2000 lost 40.4%. In the short-term rally that closed the year, the Fund was slightly behind its benchmark, gaining 28.4% from the small-cap trough on 11/20/08 through 12/31/08 versus 30.0% for the index. Over longer periods, the Fund held its relative advantage. RDV outperformed its benchmark for the one-year, three-year, and since inception (5/3/04) periods end 12/31/08.

     As much as we respect the wide reach of the historically difficult bear market, we have been very disappointed with the Fund’s results in the new market cycle. The Fund’s emphasis on dividend-paying micro-, small- and mid-cap companies is not just a way of seeking to provide current income; it is also a method of trying to mitigate the effects of volatility, particularly on the down side. It is a testament to the power of the current bear market that a traditional approach to risk management mostly produced little success.
     All of the Fund’s equity sectors sustained sizeable net losses in 2008, with the most significant coming from Financial Services, followed by Financial Intermediaries, Natural
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Berkley (W.R.)	0.55%

Fidelity National Financial Cl. A	0.52

Annaly Capital Management	0.43

Validus Holdings	0.35

Waddell & Reed Financial Cl. A	0.33

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through December 31, 2008 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             42  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

Resources and Industrial Products. Eight of the portfolio’s 10 poorest-performing names were in the Fund’s two financial sectors. Our frustration with performance was exacerbated by the fact that many businesses with peripheral-at-best relationships to subprime and the related credit crisis—businesses such as securities brokers and investment management—remained decidedly out of favor to the point where the latter group was far and away the most significant detractor to 2008 performance. Losses in real estate investment trusts such as KKR Financial Holdings (which also has substantial investments in below investment grade corporate debt) and Lexington Realty Trust were less surprising.
     We were therefore troubled by the beatings many investment management companies took, particularly in the third quarter, when the prices of many banks and other financial companies were rallying or stabilizing. Certainly the taint of investment banking failures stained some, but this was arguably the case with other areas of financial services that did not suffer a similar level of stock-price disintegration. It is also important to point out that many of these companies—certainly those we have bought in RDV—are conservatively capitalized businesses with ample cash flow and strong records of earnings. In our estimation, the best-managed of these companies simply do not carry the same level of risk of insolvency that investment banks do. Throughout the second half of 2008, we sought to build or add names that we believed were high-quality businesses with strong brands and long tenures in the investment management business. Our thought was that when the demand for asset managers begins to grow again, these companies should be well-positioned to benefit.

     After selling our stake in mid-September, we returned to asset manager AllianceBernstein Holding with purchases in October and December. Throughout the year, we also increased our positions in Federated Investors, Westwood Holdings Group, Waddell & Reed Financial and Cohen & Steers. Insurance was another area that showed discounted share prices and, in our estimation, strong potential for recovery, which led us to build our stakes in workers’ compensation insurance provider Zenith National Insurance and reinsurance and insurance business Montpelier Re Holdings.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

KKR Financial Holdings	-1.42%

Lexington Realty Trust	-1.40

SEI Investments	-1.13

Cohen & Steers	-1.12

Kennedy-Wilson Conv.	-1.06

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,192 million

Weighted Average P/E Ratio**		9.3x

Weighted Average P/B Ratio		1.3x

Weighted Average Portfolio Yield		4.4%

Fund Net Assets		$7 million

Turnover Rate		61%

Number of Holdings		107

Symbol
Investment Class		RDVIX
Service Class		RYDVX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decite Breakpoint

Standard Deviation	17.20	20.07	17.72

Beta	1.03	1.19	1.04

*Three years ended 12/31/08. Category Median and Best Decile Breakpoint based on 344 small-cap objective funds (oldest class only) with at least three years of history.

The Royce Funds 2008 Annual Report to Shareholders   |  43

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*	-43.54%

One-Year	-46.38

Since Inception (12/29/06)	-26.18

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.79%

Net Operating Expenses	1.88

* Not annualized

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton	2.6%

Banque Privée Edmond de Rothschild	2.5

Pfeiffer Vacuum Technology	2.5

Virbac	2.4

Rational	2.4

Vaisala Cl. A	2.3

Spirax-Sarco Engineering	2.2

Landi Renzo	2.2

Burckhardt Compression Holding	2.1

Randgold Resources	2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	23.9%

Consumer Products	13.6

Financial Services	12.8

Natural Resources	11.5

Technology	8.8

Health	7.3

Consumer Services	7.1

Financial Intermediaries	6.6

Industrial Services	3.7

Cash and Cash Equivalents	4.7

Royce European Smaller-Companies Fund

Manager’s Discussion
Geography offered no escape from the sufferings of the stock market in 2008. International stocks struggled even more than many of their domestic peers, especially in the cataclysmic second half. Royce European Smaller-Companies Fund (RES) was down 46.4% for the calendar year versus a decline of 54.2% for its benchmark, the MSCI Europe Small Core index, for the same period. The oft-predicted decoupling of performance for non-U.S. stocks from domestic issues did not occur in 2008, as the subprime contagion and related credit crisis quickly became global problems. Although we were pleased that RES lost less than its benchmark in 2008, we were very disappointed by its results on an absolute basis.
      During the first half of 2008, when the bear was still sharpening his claws, the Fund stayed ahead of the MCSI Europe Small Core index, though with uninspiring absolute returns. This same pattern can be seen in other recent performance periods. During the third quarter, which was far worse for European equities than it was for domestic or other international issues, RES fell 20.7% versus a decline of 26.1% for its benchmark. When share prices here at home began to collapse in September, there was no improvement abroad. The Fund was down 28.8% in the fourth quarter compared to a loss of 30.7% for the MSCI Europe Small Core index.

     The market cycle for domestic small-cap stocks that began in July 2007 has thus far been at least equally tough on international stocks as well. From the recent small-cap peak on 7/13/07 through 12/31/08, the Fund was down 51.3% compared to a 60.3% decline for the European small-cap index. During the same period, the Russell 2000, a domestic small-cap index, lost 40.4%. A dynamic rally closed out 2008, though it offered relatively little to investors in international securities. From the small-cap low on 11/20/08 through 12/31/08, RES gained 15.0% versus a climb of 14.7% for the MSCI Europe Small Core index. The Fund outpaced its benchmark for the one-year and since inception (12/29/06) periods ended 12/31/08. However, we were less pleased with the Fund’s absolute return from its inception.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance**

Landi Renzo	0.48%

Lewis Group	0.39

Randgold Resources	0.28

Societe BIC	0.24

H Lundbeck	0.20

*Includes dividends

      Although each posted net losses in 2008, four of the Fund’s equity sectors made outsized contributions to the year’s losses—Industrial Products, Consumer Products, Natural Resources and Financial Services (where investment management businesses posted the Fund’s largest net losses at the industry level). The first two areas were adversely affected by

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through December 31, 2010 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             44  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

the worldwide recession that both deepened and widened as the year wore on. The latter had trouble with the global financial crisis, which hurt many businesses regardless of their proximity to subprime mortgages or credit problems. Certain holdings in the Natural Resources sector fared poorly after energy prices began to decline precipitously during the third quarter. Precious metals and mining companies also struggled, with the industry posting some of the portfolio’s most significant losses for the year. We have been investing more heavily in silver mining companies (though we also held platinum and gold mining businesses at the end of 2008) in the belief that these businesses would be well positioned in a variety of economic circumstances. We were surprised, then, to see commodity prices decline by about 28% in 2008 and chagrined by the more severe descents in the share prices of many mining companies when the credit crisis began to dry up capital resources early in the fall. As capital-intensive businesses, miners were particularly vulnerable to the vanishing of credit. In August, we added to our stake in gold and silver business Hochschild Mining before making another purchase in December, as we thought it capable of shining again. We were less confident in the long-term prospects for Metorex, though we held shares at the end of the year.

      Elsewhere in the portfolio, SIPH (Societé Internationale de Plantations d’Heveas) is a French firm that primarily produces rubber in North Africa, with much of its output used in tires. A slumping auto industry and falling oil prices helped its own stock price to lose its snap. We liked its management, balance sheet, plentiful cash and its status as a strong producer of a building-block commodity that we believe can bounce back when the recession wanes. After initiating a position in April 2008, we added shares in June, July and December. Our high confidence in French industrial vehicle manufacturer Manitou remained elevated even as its business continued to suffer from earnings disappointments and downgrades due to component price pressures and shortages. Although demand for many of its products remains robust, particularly for agricultural vehicles, Manitou was about 50% exposed to the slumping housing construction markets. Its somewhat hybrid status with multiple businesses makes it poorly understood in our estimation. Our belief that this is a well-managed firm with a long history of success and attractive fundamentals led us to increase our position in 2008.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

Societé Internationale de Plantations d’Heveas (SIPH)	-2.02%

Manitou BF	-1.80

Hochschild Mining	-1.65

Sipef	-1.59

Metorex	-1.59

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$723 million

Weighted Average P/E Ratio**	6.5x

Weighted Average P/B Ratio	1.2x

Weighted Average Portfolio Yield	5.1%

Fund Net Assets	$4 million

Turnover Rate	88%

Number of Holdings	75

Symbol
Service Class	RISCX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/08).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United Kingdom	15.7%

France	14.3

Germany	12.7

Switzerland	9.9

South Africa	7.2

Italy	6.5

Belgium	4.6

Finland	4.5

Netherlands	4.3

Austria	4.1

Norway	2.6

Jersey	2.1

Denmark	1.7

Sweden	1.6

Peru	1.4

United Arab Emirates	0.9

Egypt	0.7

Hong Kong	0.5

The Royce Funds 2008 Annual Report to Shareholders  |  45

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*	-43.40%

One-Year	-39.92

Since Inception (12/29/06)	-17.10

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.12%

Net Operating Expenses	1.81

* Not annualized

TOP 10 POSITIONS % of Net Assets

Sims Group ADR	3.8%

Knight Capital Group Cl. A	3.5

Kennametal	3.3

Mayr-Melnhof Karton	3.3

Pan American Silver	3.3

Agnico-Eagle Mines	3.1

Unit Corporation	3.0

Lincoln Electric Holdings	2.8

Pfeiffer Vacuum Technology	2.6

Sprott	2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	29.8%

Natural Resources	24.8

Financial Services	9.8

Consumer Products	9.6

Technology	9.1

Financial Intermediaries	5.2

Industrial Services	3.8

Health	3.0

Consumer Services	1.5

Preferred Stock	1.3

Cash and Cash Equivalents	2.1

Royce Global Value Fund

Manager’s Discussion
There were no geographical cures for what ailed the equity markets in 2008. Equities endured plummeting share prices all over the globe as the subprime contagion and related credit crisis became global problems. Royce Global Value Fund (RGV) was down 39.9% in this inhospitable climate versus a loss of 41.9% for its global smaller-company benchmark, the MSCI WORLD Small Core index during the same period. While it was good to see RGV, which invests in both domestic and international stocks, lose less than its benchmark in the calendar year, we were not at all pleased with its results on an absolute basis.
     The Fund’s relative performance advantage was entirely attributable to a strong positive return in the otherwise bearish and volatile first half, in which RGV gained 6.2% versus a loss of 9.0% for the MSCI WORLD Small Core index. During the third quarter, the Fund lost substantial ground to its benchmark, down 22.5% versus a decline of 14.9% for the global small-cap index. When share prices began collapsing on a global scale in mid-September, RGV continued to struggle. The Fund fell 27.0% during the fourth quarter compared to a loss of 25.0% for the benchmark.

     Domestic smaller-cap stocks established a new peak, and thus a new market cycle, in July 2007. From the small-cap market peak on 7/13/07 through 12/31/08, the Fund was down 43.2% versus a decline of 48.6% for the global smaller-cap stock index. In the robust, though little-noticed, upswing that ended 2008, the Fund significantly outpaced its benchmark. From the domestic small-cap low on 11/20/08 through 12/31/08, RGV gained 31.2% versus 23.2% for the MSCI WORLD Small Core index. The Fund also outperformed its benchmark for the one-year and since inception (12/29/06) periods ended 12/31/08.
     Natural Resources led all of the Fund’s sectors in net losses, with both the energy services industry and precious metals and mining group posting substantial declines. Major Drilling Group International is a contract drilling company based in Canada that operates in mining sites all over the world. Our high regard for the firm’s balance sheet and positive earnings led us to first buy shares in July then build a position through September as its share prices was slipping. Unit Corporation was one of the Fund’s top contributors during the first half as the company benefited earlier in the year from increased production in both its oil and
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Agnico-Eagle Mines	1.32%

Knight Capital Group Cl. A	0.99

Red Back Mining	0.57

Foundry Networks	0.56

Sanderson Farms	0.27

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through December 31, 2010 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             46  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

natural gas business. Unit’s stock price then plummeted with the rapid descent of oil prices. We like its hybrid status as both a contract drilling company and an oil and natural gas exploration business. We first bought shares in RGV’s portfolio in March 2008, and added to our stake between April and October. In fact, when oil prices began to tumble late in the summer, and the deflation began to hurt the performance of many of the Fund’s holdings in the energy business, we acted by building positions in those companies that we believed had the most promising long-term prospects. Thus, we built our stake in well services business Trican Well Service, Tesco Corporation, which makes top drives and conventional casing devices for oil rigs and also owns a proprietary technology that allows rig operators to drill more quickly and efficiently, and Gardner Denver, which manufactures compressor and vacuum products, as well as fluid transfer products, used primarily in the energy business.
      Hard times for the Chinese stock market meant a falling share price for Silvercorp Metals—though the firm is based in Canada, the bulk of its mining operations are located in China. Although we still liked the firm’s dividend, earnings and balance sheet, we took our losses and moved on in RGV’s portfolio during November (we still owned shares in other Royce-managed portfolios at year end). Our view of the potential for both silver and gold mining is definitively long-term and positive. We were pleased to see many of our holdings participate fully in the year’s closing rally, even if those gains were not enough to undo the damage of previous stock price cave-ins. Fiscal stimulus in 2009 and beyond could also re-stoke demand for silver’s more prosaic uses. Therefore, our practice in 2008 was mostly to build, hold or modestly trim good-sized positions in several mining businesses, including Silver Standard Resources, Red Back Mining, Agnico-Eagle and Gammon Gold. We also chose to add shares of Endeavour Financial. As a financial advisory company that specializes in helping smaller natural resources businesses across the globe, the firm was exposed to two troubled industries in 2008. At the end of the year, we liked its low debt and monthly dividend.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
     We had similar long-range confidence about another commodity-based area. Steel companies endured rough times in the second half of 2008, which, while an undoubtedly unpleasant development, allowed us to build our stake in Sims Group, Schnitzer Steel Industries and Kennametal.

Endeavour Financial	-3.26%

Major Drilling Group International	-1.99

Unit Corporation	-1.86

Sipef	-1.73

Societé Internationale de Plantations d’Heveas (SIPH)	-1.59

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$957 million

Weighted Average P/E Ratio**	7.5x

Weighted Average P/B Ratio	1.3x

Weighted Average Portfolio Yield	3.0%

Fund Net Assets	$31 million

Turnover Rate	45%

Number of Holdings	60

Symbol
Service Class	RIVFX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/08).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	30.7%

Canada	24.2

Germany	8.5

France	5.1

Austria	4.9

Belgium	4.1

Australia	3.8

South Africa	3.0

Finland	2.6

Italy	2.1

Denmark	1.8

Mexico	1.6

Brazil	1.3

Switzerland	1.2

United Kingdom	1.2

Cayman Islands	1.0

United Arab Emirates	0.8

The Royce Funds 2008 Annual Report to Shareholders  |  47

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July-Dec 2008*	-29.06%

One-Year	-29.27%

Since Inception (9/28/07)	-23.98

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	16.40%

Net Operating Expenses	1.49

* Not annualized
TOP 10 POSITIONS % of Net Assets

T. Rowe Price Group	2.6%

Tiffany & Co.	2.4

Dun & Bradstreet	2.3

Alliant Techsystems	2.3

Morningstar	2.1

Syntel	2.1

KBR	2.0

Lumber Liquidators	2.0

Check Point Software Technologies	2.0

PerkinElmer	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services	19.0%

Technology	16.3

Industrial Products	13.1

Industrial Services	13.1

Financial Intermediaries	10.8

Natural Resources	5.9

Consumer Services	5.4

Consumer Products	4.1

Health	2.7

Utilities	2.5

Miscellaneous	4.7

Cash and Cash Equivalents	2.4

Royce SMid-Cap Value Fund

Managers’ Discussion
Calendar-year performance was disappointing for the equity markets across the board, and Royce SMid-Cap Value Fund (RSV) was no exception. The Fund was down 29.3% in 2008, compared with its benchmark, the Russell 2500, which was down 36.8% for the same period. While we would certainly prefer to report positive absolute returns for the Fund, we were pleased that the Fund was able to stave off at least some of the market’s precipitous decline. The Fund’s return was virtually flat for the first half of the year (-0.3%) while the index was down 8.1% for the same period. The going got rougher in the second half, with the Fund down 7.4% and 23.4% for the third and fourth quarters, respectively, compared with respective losses of 6.7% and 26.3% for the Russell 2500 during those same periods. In October alone, the Fund and its benchmark fell 20.6% and 21.5%, respectively.
     On the heels of such poor results for the calendar year, understandably little attention was given to the dynamic rally that followed the trough on 11/20/08 through the year’s end, a period that saw the Fund gain 28.7% versus a gain of 29.9% for the Russell 2500.

     While RSV has only been in existence for 15 months, a period that has been characterized by very difficult markets, the Fund’s results have been satisfactory on a relative basis, while disappointing on an absolute basis. The Fund outperformed the Russell 2500 for one-year and since inception (9/28/07) periods ended 12/31/08.
     There was one consistency in 2008: convergence. Most areas—growth and value, large-, mid- and small-cap alike—were all down within a relatively tight range. During severe corrections, it is not uncommon to find high levels of convergence and thus little discrimination among sellers regarding underlying fundamentals. It is for this reason, among others, that we are relatively confident in our ability to provide satisfactory returns when the markets begin to recover.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Berkley (W.R.)	1.11%

Dollar Tree	0.68

Dress Barn (The)	0.50

Riskmetrics Group	0.38

Simpson Manufacturing	0.34

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s estimated gross total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 and December 31, 2017 to the extent necessary to limit net annual operating expenses to no more than 1.49% and 1.99%, respectively.

48  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

     Performance was negative across all sectors, with Industrial Products, Technology and Financial Services the most substantial detractors. Within Industrial Products, metal fabrication and distribution companies accounted for more than half of the sector’s losses, while industrial components companies also struggled. Technology suffered due to the performance of software holdings and losses in the semiconductors and equipment industry. Investment management businesses in the Financial Services sector posted significant losses, as did the information and processing industry. This sector was home to the single largest detractor to the Fund’s performance in 2008, AllianceBernstein Holding. After reducing our stake in September, we rebuilt a position owing to our high regard for its core business of asset management, its positive earnings and its dividend.
      The second half of 2008 saw plummeting energy prices, which made life difficult for one of the portfolio’s five largest detractors to performance. Unit Corporation is a diversified energy company that both operates U.S. land rigs and does exploration and production work. We have long liked its management, its status as an interesting hybrid business and its balance sheet. Another significant disappointment was Perkin Elmer, a leading provider of analytical and bio-discovery tools to the bio-pharmaceutical and life sciences industries. Perkin performed poorly in the fourth quarter. Its growth decelerated with the tightening of its customers’ capital budgets, though we liked the long-term prospects for its discretionary products, such as bio-pharmaceutical instrumentation and cord blood storage. Although earnings remained positive, its peers reported meaningful reductions in customer demand. We continued to be attracted to the firm’s market position and differentiated products.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
      Fourth-quarter declines showed us both sides of the coin—significant declines are always unpleasant, yet they do provide us, as value investors, with opportunities to purchase companies with extremely attractive valuations and the potential for strong returns over the next three to five years. We have been building positions in existing names where we have confidence, revisiting some “old friends,” and carefully considering some new ones. The extraordinary volatility of the past year has made our standards for inclusion in the Fund even more exacting, as the economy’s fragility puts an even higher premium on financial strength.

AllianceBernstein Holding L.P.	-2.06%

PerkinElmer	-1.76

Unit Corporation	-1.28

Schnitzer Steel Industries Cl. A	-1.15

IDEXX Laboratories	-1.15

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,001 million

Weighted Average P/E Ratio**	9.8x

Weighted Average P/B Ratio	1.6x

Weighted Average Portfolio Yield	1.6%

Fund Net Assets	$14 million

Turnover Rate	397%

Number of Holdings	91

Symbol
Service Class	RMVSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/08).

The Royce Funds 2008 Annual Report to Shareholders  |  49

CUMULATIVE TOTAL RETURNS Through 12/31/08

July - Dec 2008	-30.10%

Since Inception (6/30/08)	-30.10

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.89%

Net Operating Expenses	1.69

TOP 10 POSITIONS % of Net Assets

Claymore/AlphaShares China Small Cap Index ETF	3.2%

Desarrolladora Homex ADR	2.6

Sprott	2.5

Lazard Cl. A	2.4

Logitech International	2.4

Greenlight Capital Re Cl. A	2.1

Pan American Silver	2.0

Ensign Energy Services	1.9

Millicom International Cellular	1.6

Singapore Exchange	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries	19.9%

Financial Services	19.1

Industrial Services	11.1

Natural Resources	8.3

Consumer Products	7.8

Industrial Products	7.0

Technology	6.4

Diversified Investment Companies	4.0

Health	3.4

Consumer Services	3.2

Cash and Cash Equivalents	9.8

Royce International Smaller-Companies Fund

Manager’s Discussion
Outside of the U.S., equity markets struggled with the same woes as their U.S. counterparts during the second half of 2008, a time span that coincided with the opening performance period for Royce International Smaller-Companies Fund (RIS), which invests primarily in non-U.S. securities. The Fund was down 30.1% for the since-inception (6/30/08) period ended 12/31/08 versus a decline of 42.4% for its benchmark, the MSCI World ex-U.S.A. Small Core index, during the same period.
The period from the recent U.S. small-cap peak on 7/13/07 through the end of 2008 was a dismal period for both international and American equities, something that can be seen all too clearly in the Fund’s performance. A dynamic rally, one that received understandably little attention considering its bear-market context, closed out the year. From the small-cap market low on 11/20/08 through 12/31/08, RIS gained 16.5% compared to a 15.1% gain for its international (exclusive of U.S. companies) benchmark. This was somewhat encouraging, though we know enough not to be too excited over any 40-day upswing, particularly one that occurs in a bear market.

     In such a difficult environment, we were pleased to see the Fund lose less than its benchmark in its first six months of operations, though we were disappointed by its poor showing on an absolute basis. Of course, we also believe that short-term periods do not offer the best gauge of any portfolio’s merits. It is also worth mentioning that introducing a new portfolio in the middle of an historically severe bear market was, at least in the short run, a questionable decision. Our hope is that RIS’s long-term performance will ultimately make the timing of its debut either a non-issue or a serendipitous act.
      All but one of the Fund’s sectors posted net losses between 6/30/08 and 12/31/08. The loss leader by an (un)comfortable margin was Financial Services, followed by Industrial Products, where many holdings were hurt by the global recession, and Financial Intermediaries. The two financial sectors accounted for just under 40% of the portfolio’s holdings at the end of 2008. Discounted share prices in many financial companies grew more and more appealing to us as we approached the Fund’s launch date, especially as prices continued to slip in many industries. Even as early areas of emphasis among financials were suffering in the bear market, we thought that many had

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance**

Pan American Silver	0.39%

Claymore/AlphaShares China Small Cap Index ETF	0.28

ABC-MART	0.27

PepsiAmericas	0.025

Urbana Corporation	0.020

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through December 31, 2011.

             50  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

already hit bottom earlier in 2008. Clearly, our call was wrong, which was very dispiriting considering our years of experience investing in financial companies. Our frustration was aggravated by the fact that many businesses with peripheral-at-best relationships to subprime and the related credit crisis—businesses such as securities brokers and investment management—remained decidedly out of favor to the point where the latter group was far and away the most significant detractor to performance.
     We were troubled by the beatings many of these companies took. Certainly the taint of investment banking failures stained some, but this was arguably the case with other areas of financial services that did not suffer a similar level of stock-price disintegration. It is also important to point out that many of these companies—certainly those we have bought in RIS—are conservatively capitalized businesses with ample cash flow and strong records of earnings. In our estimation, the best-managed of these companies simply do not carry the same level of risk of insolvency that investment banks do. Related to this, and equally important, is the fact that the investment management names that we have bought bear far less funding risk than the large investment banks—holdings in RIS are not dependent on borrowed funds in conducting their day-to-day activities. Throughout the second half of 2008, we sought to build or add names that we believed were high-quality businesses with strong brands and long tenures in the investment management business. Our thought was that when the global demand for asset managers begins to grow again, these companies should be well-positioned to benefit.

      Thus, we took a position in long-tenured asset manager and investment bank Egyptian Financial Group-Hermes Holding. We purchased shares of Dubai-based SHUAA Capital, which promotes investment opportunities within the Middle East and North Africa. Its business has grown beyond an early focus on private equity to include asset management, investment banking, brokerage and advisory, and investment research. AGF Management has been in business since 1957 and is one of Canada’s oldest asset management companies. We also bought shares of Endeavour Financial. As a financial advisory company that specializes in helping smaller natural resources businesses across the globe, the firm found itself in the crosshairs of two troubled industries in 2008. At the end of the year, we liked its low debt and monthly dividend.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance**

Endeavour Financial	-0.84%

AGF Management Cl. B	-0.83

Egyptian Financial Group-Hermes Holding GDR	-0.79

SHUAA Capital	-0.77

VZ Holding	-0.72

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$878 million

Weighted Average P/E Ratio**	8.5x

Weighted Average P/B Ratio	1.2x

Weighted Average Portfolio Yield	3.8%

Fund Net Assets	$2 million

Turnover Rate	1%

Number of Holdings	164

Symbol
Service Class	RYGSX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/08).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Japan	16.2%

Canada	15.6

Switzerland	7.2

United Kingdom	6.3

United States	4.5

France	4.4

Mexico	4.3

Bermuda	3.2

Australia	3.1

Cayman Islands	2.6

Singapore	2.6

Italy	2.5

Hong Kong	2.4

South Korea	2.2

Germany	2.1

Luxembourg	1.6

Jersey	1.3

Netherlands	1.2

South Africa	1.0

China	1.0

Austria	0.7

Finland	0.7

Norway	0.7

Sweden	0.7

Egypt	0.5

Belgium	0.4

British Virgin Islands	0.4

Greece	0.4

United Arab Emirates	0.2

Denmark	0.1

Peru	0.1

The Royce Funds 2008 Annual Report to Shareholders  |  51

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 95.5%

Consumer Products – 6.8%
Apparel, Shoes and Accessories - 1.9%
†Carter’s [a]	50,000	$963,000
Columbia Sportswear	209,188	7,398,980
Fossil [a]	82,475	1,377,333
†Hanesbrands [a]	56,100	715,275
K-Swiss Cl. A	663,550	7,564,470
Movado Group	51,100	479,829
Polo Ralph Lauren	4,530	205,707
Steven Madden [a]	370,350	7,895,862
Timberland Company (The) Cl. A [a]	194,587	2,247,480
True Religion Apparel [a,b]	40,700	506,308
Volcom [a,b]	53,250	580,425
Warnaco Group (The) [a]	25,300	496,639
Weyco Group [c]	590,500	19,516,025
Wolverine World Wide	371,810	7,822,882

		57,770,215

Consumer Electronics - 0.7%
Dolby Laboratories Cl. A [a]	634,300	20,779,668

Food/Beverage/Tobacco - 0.4%
J & J Snack Foods	16,066	576,448
J.M. Smucker Company (The)	3,900	169,104
National Beverage [a]	21,992	197,928
Sanderson Farms	368,932	12,750,290

		13,693,770

Health, Beauty and Nutrition - 1.1%
Inter Parfums	1,142,250	8,772,480
†NBTY [a]	552,400	8,645,060
Nu Skin Enterprises Cl. A	1,026,733	10,708,825
Nutraceutical International [a,c]	737,810	5,673,759
Steiner Leisure [a]	2,805	82,804

		33,882,928

Home Furnishing and Appliances - 1.8%
American Woodmark	669,936	12,212,933
Ethan Allen Interiors	1,042,503	14,980,768
Furniture Brands International	512,600	1,132,846
Mohawk Industries [a]	346,100	14,871,917
National Presto Industries	3,112	239,624
Natuzzi ADR [a]	2,096,300	5,031,120
Stanley Furniture [c]	689,924	5,464,198

		53,933,406

Sports and Recreation - 0.9%
Arctic Cat	21,747	104,168
Callaway Golf	14,900	138,421
Polaris Industries	84,500	2,420,925
RC2 Corporation [a]	200,700	2,141,469
Thor Industries	894,700	11,792,146
Winnebago Industries [c]	1,840,300	11,097,009

		27,694,138

Total (Cost $295,578,701)		207,754,125

	SHARES	VALUE
Consumer Services – 4.7%
Leisure and Entertainment - 0.6%
Cinemark Holdings	59,000	$438,370
DreamWorks Animation SKG Cl. A [a]	320,000	8,083,200
International Speedway Cl. A	260,896	7,495,542
World Wrestling Entertainment Cl. A	194,500	2,155,060

		18,172,172

Online Commerce - 0.0%
†1-800-FLOWERS.COM Cl. A [a]	254,377	971,720

Restaurants and Lodgings - 0.3%
Bob Evans Farms	7,755	158,435
CEC Entertainment [a]	404,781	9,815,939
Cosi [a]	42,800	12,369
DineEquity [b]	9,690	112,017
Tim Hortons	12,000	346,080

		10,444,840

Retail Stores - 3.8%
America’s Car-Mart [a]	436,600	6,029,446
AnnTaylor Stores [a]	392,400	2,264,148
Big Lots [a]	10,917	158,188
BJ’s Wholesale Club [a]	208,300	7,136,358
Brown Shoe	25,000	211,750
Buckle (The)	401,754	8,766,272
Build-A-Bear Workshop [a,b]	82,500	400,950
CarMax [a,b]	495,000	3,900,600
Cato Corporation (The) Cl. A	1,073,550	16,210,605
Charming Shoppes [a,b]	4,528,700	11,050,028
Dollar Tree [a]	87,150	3,642,870
Dress Barn (The) [a]	1,677,226	18,013,407
DSW Cl. A [a,b]	68,400	852,264
Family Dollar Stores	121,215	3,160,075
†Jos. A. Bank Clothiers [a,b]	15,200	397,480
†Lumber Liquidators [a,b]	24,800	261,888
Men’s Wearhouse (The)	217,372	2,943,217
Penske Automotive Group	289,200	2,221,056
Pier 1 Imports [a]	2,548,800	943,056
Regis Corporation	250,300	3,636,859
Ross Stores	21,340	634,438
Tiffany & Co.	758,940	17,933,752
Tuesday Morning [a]	370,000	603,100
Weis Markets	81,600	2,744,208
Williams-Sonoma	36,500	286,890

		114,402,905

Total (Cost $211,255,322)		143,991,637

Financial Intermediaries – 8.9%
Banking - 0.6%
BOK Financial	449,200	18,147,680
Wilmington Trust	8,000	177,920

		18,325,600

Insurance - 5.2%
Alleghany Corporation [a]	87,331	24,627,342
American Safety Insurance Holdings [a]	368,340	4,865,771
Amerisafe [a]	15,100	310,003
Aspen Insurance Holdings	389,700	9,450,225

52 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Baldwin & Lyons Cl. B	310,427	$5,646,667
CNA Surety [a]	514,195	9,872,544
CRM Holdings [a]	7,000	11,900
E-L Financial	24,850	9,058,323
EMC Insurance Group	159,003	4,078,427
Enstar Group [a]	57,400	3,394,636
Erie Indemnity Cl. A	431,800	16,248,634
†Greenlight Capital Re Cl. A [a,b]	39,800	517,002
Harleysville Group	93,300	3,240,309
Horace Mann Educators	27,039	248,488
Leucadia National [a]	22,600	447,480
Markel Corporation [a]	6,300	1,883,700
Max Capital Group	434,000	7,681,800
Meadowbrook Insurance Group	883,504	5,689,766
Mercury General	7,100	326,529
Montpelier Re Holdings	430,913	7,235,029
ProAssurance Corporation [a]	276,154	14,575,408
Reinsurance Group of America	197,200	8,444,104
RenaissanceRe Holdings	171	8,817
RLI	71,554	4,376,243
Stewart Information Services	116,600	2,738,934
Transatlantic Holdings	4,517	180,951
United Fire & Casualty	114,100	3,545,087
Wesco Financial	1,266	364,481
White Mountains Insurance Group	3,000	801,330
Zenith National Insurance	291,264	9,195,205

		159,065,135

Securities Brokers - 2.5%
DundeeWealth	157,500	750,182
E*TRADE Financial [a,b]	300,000	345,000
Evercore Partners Cl. A	177,500	2,216,975
GFI Group	580,000	2,053,200
Interactive Brokers Group Cl. A [a]	222,550	3,981,420
Investment Technology Group [a]	55,900	1,270,048
Jefferies Group [b]	695,300	9,775,918
KBW [a,b]	208,200	4,788,600
Knight Capital Group Cl. A [a]	934,920	15,098,958
Lazard Cl. A	711,100	21,148,114
Stifel Financial [a]	289,799	13,287,284

		74,715,699

Securities Exchanges - 0.3%
MarketAxess Holdings [a]	233,600	1,906,176
TMX Group	385,400	7,864,096

		9,770,272

Other Financial Intermediaries - 0.3%
KKR Financial Holdings	1,455,007	2,298,911
†NASDAQ OMX Group [a]	290,500	7,178,255

		9,477,166

Total (Cost $319,418,718)		271,353,872

Financial Services – 6.8%
Diversified Financial Services - 0.0%
FCStone Group [a]	43,789	193,985

	SHARES	VALUE
Financial Services (continued)
Information and Processing - 2.1%
FactSet Research Systems	225,200	$9,962,848
Fiserv [a]	15,975	581,011
Global Payments	4,691	153,818
Interactive Data	457,000	11,269,620
MoneyGram International [a,b]	2,425,100	2,449,351
Morningstar [a,b]	501,000	17,785,500
SEI Investments	1,318,300	20,710,493

		62,912,641

Insurance Brokers - 1.2%
Brown & Brown	917,320	19,171,988
Gallagher (Arthur J.) & Co.	718,900	18,626,699

		37,798,687

Investment Management - 3.3%
Affiliated Managers Group [a]	222,265	9,317,349
AGF Management Cl. B	846,600	6,514,945
AllianceBernstein Holding L.P.	1,270,150	26,406,419
CI Financial	480,000	5,637,910
Cohen & Steers	684,170	7,519,028
Eaton Vance	170,500	3,582,205
Federated Investors Cl. B	1,092,600	18,530,496
GAMCO Investors Cl. A	145,200	3,966,864
T. Rowe Price Group	17,500	620,200
Waddell & Reed Financial Cl. A	1,033,100	15,971,726
Westwood Holdings Group	98,400	2,795,544

		100,862,686

Specialty Finance - 0.2%
ASTA Funding	57,800	157,216
Portfolio Recovery Associates [a]	130,985	4,432,532

		4,589,748

Other Financial Services - 0.0%
Heartland Payment Systems	4,800	84,000

Total (Cost $361,183,512)		206,441,747

Health – 6.6%
Commercial Services - 0.2%
Owens & Minor	170,000	6,400,500
PAREXEL International [a]	8,000	77,680

		6,478,180

Drugs and Biotech - 2.3%
Celera Corporation [a]	446,300	4,967,319
Endo Pharmaceuticals Holdings [a]	995,930	25,774,669
Forest Laboratories [a]	13,000	331,110
Hi-Tech Pharmacal [a]	530,400	2,938,416
ICON ADR [a]	2,300	45,287
Lexicon Pharmaceuticals [a]	1,497,400	2,096,360
Life Technologies [a]	5,300	123,543
Myriad Genetics [a]	155,000	10,270,300
†Obagi Medical Products [a]	750,700	5,600,222
Perrigo Company	534,233	17,261,068
Regeneron Pharmaceuticals [a]	100,000	1,836,000
ViroPharma [a]	50,000	651,000

		71,895,294

Health Services - 2.1%
Advisory Board (The) [a]	597,179	13,317,092

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 53

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health (continued)
Health Services (continued)
†Air Methods [a]	109,300	$1,747,707
Covance [a]	2,000	92,060
Cross Country Healthcare [a]	240,700	2,115,753
eResearch Technology [a]	176,544	1,170,487
Healthcare Services Group	434,850	6,927,160
HealthSouth Corporation [a,b]	915,000	10,028,400
Hooper Holmes [a]	2,392,970	598,242
Lincare Holdings [a]	377,004	10,152,718
On Assignment [a]	85,000	481,950
Pharmaceutical Product Development	101,800	2,953,218
Res-Care [a]	89,100	1,338,282
U.S. Physical Therapy [a,c]	905,675	12,072,648

		62,995,717

Medical Products and Devices - 2.0%
Atrion Corporation	1,500	145,650
CONMED Corporation [a]	87,032	2,083,546
Datascope	3,700	193,288
Hill-Rom Holdings	12,575	206,984
Home Diagnostics [a,c]	878,647	4,366,876
ICU Medical [a]	19,201	636,321
IDEXX Laboratories [a,b]	480,397	17,332,724
Immucor [a,b]	13,609	361,727
Palomar Medical Technologies [a]	156,600	1,805,598
Schein (Henry) [a]	69,400	2,546,286
STERIS Corporation	539,311	12,884,140
Techne Corporation	73,477	4,740,736
Thoratec Corporation [a]	366,600	11,910,834
Young Innovations	111,350	1,714,790

		60,929,500

Total (Cost $212,093,918)		202,298,691

Industrial Products – 16.4%
Automotive - 1.6%
†ATC Technology [a]	390,273	5,709,694
Copart [a]	655,300	17,817,607
Dorman Products [a]	516,760	6,821,232
Gentex Corporation	500,000	4,415,000
SORL Auto Parts [a]	105,700	169,120
Strattec Security	150,000	2,467,500
Superior Industries International	443,600	4,666,672
WABCO Holdings	443,097	6,996,502
Wescast Industries Cl. A [a]	252,600	204,617
†Wonder Auto Technology [a,b]	64,977	254,710

		49,522,654

Building Systems and Components - 2.5%
AAON	358,278	7,480,845
Armstrong World Industries	603,700	13,051,994
Drew Industries [a,b]	839,644	10,075,728
NCI Building Systems [a]	394,700	6,433,610
Preformed Line Products	189,786	8,737,747
Simpson Manufacturing	1,075,900	29,866,984

		75,646,908

	SHARES	VALUE
Industrial Products (continued)
Construction Materials - 0.9%
Ash Grove Cement	50,018	$10,503,780
Eagle Materials	136,700	2,516,647
Martin Marietta Materials	700	67,956
Owens Corning [a]	850,700	14,717,110

		27,805,493

Industrial Components - 1.5%
Bel Fuse Cl. A	88,704	1,600,220
CLARCOR	471,000	15,627,780
Donaldson Company	150,000	5,047,500
GrafTech International [a]	241,300	2,007,616
Hubbell Cl. B	6,400	209,152
PerkinElmer	872,670	12,138,840
Powell Industries [a]	317,000	9,199,340

		45,830,448

Machinery - 3.9%
†Astec Industries [a]	29,400	921,102
Cascade Corporation	236,000	7,046,960
†Columbus McKinnon [a]	46,800	638,820
Franklin Electric	495,700	13,934,127
FreightCar America	21,200	387,324
Lincoln Electric Holdings	515,586	26,258,795
Nordson Corporation	433,332	13,992,290
Regal-Beloit	73,000	2,773,270
Robbins & Myers	344,600	5,572,182
Rofin-Sinar Technologies [a]	1,137,914	23,418,270
Tennant Company	546,600	8,417,640
Wabtec Corporation	197,700	7,858,575
Woodward Governor	290,000	6,675,800

		117,895,155

Metal Fabrication and Distribution - 2.6%
Canam Group	56,500	304,354
Carpenter Technology	461,500	9,479,210
Castle (A.M.) & Co.	45,800	496,014
Commercial Metals	184,700	2,192,389
Encore Wire	40,100	760,296
Gibraltar Industries	321,212	3,835,271
Haynes International [a]	229,548	5,651,472
Kennametal	591,471	13,124,742
Reliance Steel & Aluminum	360,286	7,184,103
Schnitzer Steel Industries Cl. A	429,810	16,182,347
†Sims Group ADR	1,065,715	13,236,180
Steel Dynamics	165,145	1,846,321
Trinity Industries	10,000	157,600
Universal Stainless & Alloy Products [a,c]	380,527	5,513,836

		79,964,135

Miscellaneous Manufacturing - 1.0%
Brady Corporation Cl. A	475,700	11,393,015
Harsco Corporation	38,600	1,068,448
HNI Corporation	114,400	1,812,096
Matthews International Cl. A	7,090	260,061
Mettler-Toledo International [a]	171,300	11,545,620
Teleflex	55,700	2,790,570

		28,869,810

54 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Products (continued)
Paper and Packaging - 0.3%
AptarGroup	131,332	$4,628,140
Greif Cl. A	149,900	5,011,157
Silgan Holdings	3,560	170,203

		9,809,500

Pumps, Valves and Bearings - 1.4%
Gardner Denver [a]	720,065	16,806,317
Graco	504,800	11,978,904
IDEX Corporation	509,800	12,311,670
Kaydon Corporation	44,431	1,526,205

		42,623,096

Specialty Chemicals and Materials - 0.7%
Balchem Corporation	35,325	879,946
Cabot Corporation	327,000	5,003,100
Cytec Industries	30,000	636,600
International Flavors & Fragrances	100,000	2,972,000
Lubrizol Corporation (The)	50,000	1,819,500
Olin Corporation	34,800	629,184
OM Group [a]	100,200	2,115,222
Quaker Chemical	4,077	67,066
Schulman (A.)	6,121	104,057
Sensient Technologies	50,000	1,194,000
Westlake Chemical	353,000	5,750,370

		21,171,045

Other Industrial Products - 0.0%
Herman Miller	28,700	373,961

Total (Cost $632,260,331)		499,512,205

Industrial Services – 15.6%
Advertising and Publishing - 0.4%
†Focus Media Holding ADR [a,b]	19,600	178,164
Scholastic Corporation	560,325	7,609,214
ValueClick [a]	356,000	2,435,040

		10,222,418

Commercial Services - 9.4%
Acacia Research-Acacia Technologies [a]	117,429	356,984
Administaff	586,947	12,725,011
Alliance Data Systems [a]	11,900	553,707
Barrett Business Services	493,301	5,376,981
Brink’s Company (The)	35,240	947,251
Convergys Corporation [a]	128,000	820,480
Corinthian Colleges [a]	243,500	3,986,095
Corporate Executive Board	389,200	8,585,752
CRA International [a]	483,766	13,027,818
Exponent [a]	313,893	9,441,901
Forrester Research [a]	288,200	8,130,122
FTI Consulting [a]	157,000	7,014,760
Gartner [a]	844,200	15,052,086
Heidrick & Struggles International	408,262	8,793,964
Hewitt Associates Cl. A [a]	768,800	21,818,544
Hudson Highland Group [a]	25,400	85,090
ITT Educational Services [a]	2,811	266,989
Jackson Hewitt Tax Service	14,500	227,505
Kelly Services Cl. A	21,400	278,414
Kforce [a]	830,300	6,376,704
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Korn/Ferry International [a]	964,648	$11,016,280
Landauer	156,300	11,456,790
LECG Corporation [a]	1,054,448	7,075,346
Lincoln Educational Services [a]	46,216	612,362
Manpower	413,000	14,037,870
ManTech International Cl. A [a]	202,500	10,973,475
MAXIMUS	222,100	7,797,931
†Monster Worldwide [a]	361,000	4,364,490
MPS Group [a]	1,175,100	8,848,503
Resources Connection [a]	404,631	6,627,856
Ritchie Bros. Auctioneers	1,250,000	26,775,000
Rollins	8,230	148,798
Sotheby’s	519,094	4,614,746
TrueBlue [a]	1,068,340	10,224,014
Universal Technical Institute [a]	749,000	12,860,330
Viad Corporation	72,900	1,803,546
Watson Wyatt Worldwide Cl. A	466,085	22,288,185
Wright Express [a]	20,000	252,000

		285,643,680

Engineering and Construction - 1.5%
†Desarrolladora Homex ADR [a,b]	142,400	3,250,992
HLS Systems International [a,b]	152,550	428,665
Integrated Electrical Services [a]	587,456	5,146,115
KBR	1,082,900	16,460,080
NVR [a]	46,824	21,363,450

		46,649,302

Food, Tobacco and Agriculture - 0.2%
Origin Agritech [a]	177,400	361,896
Zapata Corporation [a,c]	1,009,600	6,087,888

		6,449,784

Industrial Distribution - 1.4%
Applied Industrial Technologies	623,800	11,802,296
Mine Safety Appliances	350,200	8,373,282
MSC Industrial Direct Cl. A	469,400	17,288,002
Pool Corporation	261,400	4,697,358
Watsco	8,300	318,720

		42,479,658

Printing - 0.0%
Courier Corporation	3,006	53,807

Transportation and Logistics - 2.7%
Arkansas Best	264,600	7,967,106
Atlas Air Worldwide Holdings [a]	44,230	835,947
Bristow Group [a]	14,600	391,134
Expeditors International of Washington	4,200	139,734
Forward Air	612,800	14,872,656
Landstar System	580,000	22,289,400
Pacer International	326,906	3,409,630
Patriot Transportation Holding [a]	80,800	5,661,656
Tidewater	156,700	6,310,309
Universal Truckload Services [a]	511,853	7,247,838
UTI Worldwide	989,300	14,186,562

		83,311,972

Total (Cost $599,570,289)		474,810,621

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Natural Resources – 11.1%
Energy Services - 6.2%
Calfrac Well Services	245,200	$1,728,019
CARBO Ceramics	463,800	16,478,814
CE Franklin [a]	161,053	405,854
Ensign Energy Services	2,230,000	23,880,599
Exterran Holdings [a,b]	408,100	8,692,530
Helmerich & Payne	579,764	13,189,631
ION Geophysical [a,b]	816,700	2,801,281
Lufkin Industries	1,526	52,647
NATCO Group Cl. A [a]	7,700	116,886
Oil States International [a]	1,131,627	21,150,109
Pason Systems	2,015,600	22,939,797
Patterson-UTI Energy	822,066	9,461,980
Pioneer Drilling [a]	955,702	5,323,260
RPC	722,810	7,054,626
SEACOR Holdings [a]	229,600	15,302,840
ShawCor Cl. A	144,700	2,157,900
Superior Well Services [a]	305,231	3,052,310
Trican Well Service	1,545,700	9,966,603
Unit Corporation [a]	793,580	21,204,458
Willbros Group [a]	209,800	1,777,006
†Yingli Green Energy Holding ADR [a,b]	51,100	311,710

		187,048,860

Oil and Gas - 1.1%
Bill Barrett [a]	5,843	123,463
Cimarex Energy	624,808	16,732,358
Crosstex Energy	299,900	1,169,610
Frontier Oil	496,407	6,269,620
Holly Corporation	62,100	1,132,083
PetroCorp [a,d]	210,800	0
St. Mary Land & Exploration	427,500	8,682,525

		34,109,659

Precious Metals and Mining - 2.9%
Agnico-Eagle Mines	646,300	33,174,579
AMCOL International	21,700	454,615
Eldorado Gold [a,b]	1,989,400	15,815,730
Hecla Mining [a,b]	2,161,200	6,051,360
International Coal Group [a,b]	1,109,640	2,552,172
Ivanhoe Mines [a]	1,829,700	4,940,190
Pan American Silver [a]	726,000	12,392,820
Red Back Mining [a]	409,800	2,851,504
Silver Standard Resources [a]	679,000	10,823,260

		89,056,230

Real Estate - 0.9%
Jones Lang LaSalle	224,900	6,229,730
†PICO Holdings [a]	150,000	3,987,000
St. Joe Company (The) [a,b]	692,500	16,841,600
W.P. Carey & Co.	21,000	492,030

		27,550,360

Total (Cost $392,689,212)		337,765,109

Technology – 14.8%
Aerospace and Defense - 1.5%
Alliant Techsystems [a]	11,410	978,522
	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
†BE Aerospace [a]	67,700	$520,613
Ceradyne [a]	28,982	588,624
Curtiss-Wright	291,410	9,730,180
FLIR Systems [a]	94,738	2,906,562
HEICO Corporation	479,000	18,599,570
†HEICO Corporation Cl. A	113,500	3,286,960
Integral Systems [a]	162,548	1,958,703
Teledyne Technologies [a]	135,000	6,014,250

		44,583,984

Components and Systems - 3.4%
Analogic Corporation	5,000	136,400
Benchmark Electronics [a]	800,800	10,226,216
Celestica [a]	8,600	39,646
Diebold	441,800	12,410,162
Dionex Corporation [a]	266,926	11,971,631
†General Cable [a]	9,000	159,210
†Lexmark International Cl. A [a]	291,000	7,827,900
Logitech International [a,b]	293,600	4,574,288
MKS Instruments [a]	527,220	7,797,584
MTS Systems	305,158	8,129,409
Nam Tai Electronics	358,699	1,972,845
Newport Corporation [a]	290,000	1,966,200
Plexus Corporation [a]	985,500	16,704,225
Rimage Corporation [a,c]	603,803	8,096,998
†Starent Networks [a,b]	14,100	168,213
†Super Micro Computer [a]	991,850	6,278,410
Technitrol	1,299,035	4,520,642
Thomas & Betts [a]	32,800	787,856
Zebra Technologies Cl. A [a]	13,022	263,826

		104,031,661

Distribution - 0.3%
Agilysys	50,000	214,500
Anixter International [a]	67,030	2,018,944
ScanSource [a]	19,700	379,619
Tech Data [a]	272,805	4,866,841

		7,479,904

Internet Software and Services - 0.2%
†Akamai Technologies [a,b]	44,200	666,978
Check Point Software Technologies [a]	35,830	680,412
DealerTrack Holdings [a]	30,300	360,267
United Online	745,000	4,522,150

		6,229,807

IT Services - 2.1%
Black Box	272,700	7,122,924
Jack Henry & Associates	109,569	2,126,734
Perot Systems Cl. A [a]	1,542,928	21,091,826
Sapient Corporation [a]	1,785,100	7,925,844
SRA International Cl. A [a]	882,475	15,222,694
†Sykes Enterprises [a]	20,584	393,566
Syntel	493,776	11,416,101

		65,299,689

Semiconductors and Equipment - 3.3%
Advanced Energy Industries [a]	604,444	6,014,218
Analog Devices	5,000	95,100

56 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Cabot Microelectronics [a]	213,976	$5,578,354
Cirrus Logic [a]	590,900	1,583,612
Cognex Corporation	886,835	13,125,158
Coherent [a]	442,800	9,502,488
Cymer [a]	13,900	304,549
Diodes [a]	959,700	5,815,782
Entegris [a]	2,086,800	4,570,092
Exar Corporation [a]	824,441	5,499,021
Fairchild Semiconductor International [a]	1,253,300	6,128,637
GSI Group [a]	99,120	56,716
Integrated Device Technology [a]	22,000	123,420
International Rectifier [a]	311,000	4,198,500
IXYS Corporation	266,600	2,202,116
†Lam Research [a]	102,950	2,190,776
MEMC Electronic Materials [a]	12,500	178,500
Microsemi [a]	50,000	632,000
NVIDIA Corporation [a]	43,200	348,624
OmniVision Technologies [a]	836,986	4,394,177
Sanmina-SCI Corporation [a]	169,700	79,759
Semitool [a]	1,177,902	3,592,601
Supertex [a]	1,600	38,416
Techwell [a,b]	233,389	1,517,029
Tessera Technologies [a]	30,200	358,776
Trident Microsystems [a]	1,202,500	2,272,725
TTM Technologies [a]	300,000	1,563,000
Varian [a]	244,342	8,187,900
†Varian Semiconductor Equipment Associates [a]	281,600	5,102,592
Verigy [a]	406,700	3,912,454

		99,167,092

Software - 2.3%
ACI Worldwide [a]	435,731	6,928,123
ANSYS [a]	345,400	9,633,206
Aspen Technology [a]	64,925	470,706
Blackbaud	448,122	6,049,647
Epicor Software [a]	4,584	22,003
Fair Isaac	547,900	9,237,594
Manhattan Associates [a]	150,000	2,371,500
MICROS Systems [a]	17,101	279,089
MSC. Software [a]	197,700	1,320,636
National Instruments	891,100	21,707,196
NCR Corporation [a]	279,800	3,956,372
†Net 1 UEPS Technologies [a]	37,590	514,983
OpenTV Cl. A [a]	280,444	344,946
Pervasive Software [a,c]	1,461,500	6,182,145
SPSS [a]	50,000	1,348,000
†Teradata Corporation [a,b]	41,000	608,030

		70,974,176

Telecommunications - 1.7%
ADC Telecommunications [a]	77,900	426,113
ADTRAN	836,754	12,450,900
Catapult Communications [a]	273,000	1,793,610
Cogo Group [a]	227,300	1,104,678
Comtech Telecommunications [a]	315,239	14,444,251
Digi International [a]	388,644	3,151,903
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Globecomm Systems [a]	56,270	$308,922
NETGEAR [a]	1,092,300	12,463,143
Novatel Wireless [a]	90,900	421,776
Plantronics	65,481	864,349
Premiere Global Services [a]	516,500	4,447,065
†Tekelec [a]	80,900	1,079,206

		52,955,916

Total (Cost $643,653,093)		450,722,229

Utilities – 0.0%
UGI Corporation	17,260	421,489
Wisconsin Energy	11,413	479,118

Total (Cost $913,963)		900,607

Miscellaneous [e] – 3.8%
Total (Cost $128,962,686)		116,757,130

TOTAL COMMON STOCKS
(Cost $3,797,579,745)		2,912,307,973

REPURCHASE AGREEMENT – 4.8%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09, maturity value $146,656,081 (collateralized by obligations of various U.S. Government Agencies, valued at $151,377,500) (Cost $146,656,000)		146,656,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $64,740,717)		64,740,717

TOTAL INVESTMENTS – 102.4%
(Cost $4,008,976,462)		3,123,704,690

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(72,567,679)

NET ASSETS – 100.0%		$3,051,137,011

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 57

Schedules of Investments

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 93.1%

Consumer Products – 5.8%
Apparel, Shoes and Accessories - 2.1%
†Fuqi International [a,b]	406,400	$2,544,064
LaCrosse Footwear [c]	487,269	6,081,117
True Religion Apparel [a]	121,700	1,513,948
†Volcom [a,b]	220,400	2,402,360

		12,541,489

Food/Beverage/Tobacco - 1.3%
Asian Citrus Holdings	836,000	1,826,454
†HQ Sustainable Maritime Industries [a,b]	280,000	2,192,400
Sipef	136,000	3,533,283

		7,552,137

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	223,100	1,715,639

Home Furnishing and Appliances - 0.7%
AS Creation Tapeten [c]	157,400	3,951,574

Sports and Recreation - 1.4%
ArcticCat [c]	974,200	4,666,418
Piscines Desjoyaux	259,537	1,021,241
RC2Corporation [a]	240,000	2,560,800

		8,248,459

Total (Cost $60,811,495)		34,009,298

Consumer Services – 4.9%
Leisure and Entertainment - 0.4%
FortuNet [a]	255,800	437,418
Multimedia Games [a,b]	777,500	1,850,450

		2,287,868

Online Commerce - 0.3%
CryptoLogic [c]	726,975	1,664,773

Restaurants and Lodgings - 0.6%
City Lodge Hotels	480,400	3,746,384

Retail Stores - 3.6%
A.C. Moore Arts & Crafts [a]	215,700	301,980
Buckle (The)	223,275	4,871,860
Cache [a,c]	779,000	1,573,580
Cato Corporation (The) Cl. A	243,050	3,670,055
Jos. A. Bank Clothiers [a,b]	194,200	5,078,330
†Lewis Group	685,000	3,578,070
†Lumber Liquidators [a,b]	123,600	1,305,216
Stein Mart [a]	632,058	714,226

		21,093,317

Total (Cost $38,801,750)		28,792,342

Financial Intermediaries – 5.2%
Banking - 1.1%
Bancorp (The) [a]	173,567	650,876
BBHoldings [a]	1,363,814	3,642,114
Canadian Western Bank	209,200	2,097,931

		6,390,921

Insurance - 2.7%
American Physicians Service Group	80,000	1,720,800
American Safety Insurance Holdings [a]	266,000	3,513,860
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Argo Group International Holdings [a]	103,605	$3,514,282
Navigators Group [a]	75,900	4,167,669
United Fire & Casualty	100,000	3,107,000

		16,023,611

Securities Brokers - 1.4%
Sanders Morris Harris Group	948,000	5,678,520
Thomas Weisel Partners Group [a,b]	509,506	2,404,868

		8,083,388

Total (Cost $32,707,136)		30,497,920

Financial Services – 3.4%
Investment Management - 3.2%
Brait	1,604,000	2,103,291
CapMan Cl. B	1,937,100	2,580,913
Deutsche Beteiligungs	362,100	6,240,492
Endeavour Financial	1,021,000	1,414,265
†Sprott Resource [a]	1,256,900	2,850,806
U.S. Global Investors Cl. A	166,000	811,740
Westwood Holdings Group	87,700	2,491,557

		18,493,064

Special Purpose Acquisition Corporation - 0.2%
Cockleshell [a]	1,699,860	1,307,526

Total (Cost $42,001,981)		19,800,590

Health – 9.0%
Commercial Services - 0.2%
PDI [a]	334,200	1,340,142

Drugs and Biotech - 2.5%
DUSA Pharmaceuticals [a,b]	664,300	697,515
Dyax Corporation [a]	1,011,184	3,680,710
Fornix Biosciences	188,000	1,834,523
Lexicon Pharmaceuticals [a,b]	3,004,591	4,206,427
Maxygen [a,b]	181,300	1,617,196
Orchid Cellmark [a,b]	1,461,322	964,473
ULURU[a,b,c]	3,344,310	936,407
YM Biosciences [a]	1,307,600	457,660

		14,394,911

Health Services - 2.4%
Bio-Imaging Technologies [a]	489,500	1,791,570
Computer Programs and Systems	168,600	4,518,480
CorVel Corporation [a]	101,405	2,228,882
†LCA-Vision [b]	533,319	2,191,941
U.S. Physical Therapy [a]	231,840	3,090,427

		13,821,300

Medical Products and Devices - 3.9%
Anika Therapeutics [a]	237,048	720,626
Bruker Corporation [a]	358,637	1,448,893
Cerus Corporation [a,b]	592,700	414,890
†Cynosure Cl. A [a,b]	269,000	2,455,970
Exactech [a]	45,000	757,800
Merit Medical Systems [a]	37,860	678,830
Neogen Corporation [a]	217,500	5,433,150
NMT Medical [a]	266,200	252,890
58 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
†Northstar Neuroscience [a]	646,300	$782,023
SenoRx [a]	400,100	936,234
Shamir Optical Industry	221,700	627,411
SyneronMedical [a]	491,756	4,101,245
Thermage [a]	485,700	665,409
Young Innovations	241,440	3,718,176

		22,993,547

Total (Cost $90,907,393)		52,549,900

Industrial Products – 12.2%
Automotive - 1.5%
ATC Technology [a]	193,500	2,830,905
Landi Renzo	1,290,000	6,003,273

		8,834,178

Building Systems and Components - 2.9%
AAON	338,800	7,074,144
Drew Industries [a,b]	520,900	6,250,800
LSI Industries	523,850	3,598,849

		16,923,793

Industrial Components - 0.8%
†Graham Corporation	261,700	2,831,594
†Orion Energy Systems [a,b]	397,000	2,147,770

		4,979,364

Machinery - 2.4%
†Burckhardt Compression Holding	31,500	4,540,573
Exel Industries Cl. A	26,656	865,606
Kadant [a]	251,300	3,387,524
KeyTechnology [a]	208,043	3,929,932
Technotrans	263,000	1,344,016

		14,067,651

Metal Fabrication and Distribution - 2.3%
†Foster (L.B.) Company Cl. A [a]	166,642	5,212,562
Olympic Steel	312,900	6,373,773
Samuel Manu-Tech	386,400	1,878,007

		13,464,342

Miscellaneous Manufacturing - 0.9%
PMFG [a]	165,400	1,581,224
†Semperit AG Holding	183,500	3,023,355
Synalloy Corporation	90,700	435,360

		5,039,939

Pumps, Valves and Bearings - 0.9%
†Pfeiffer Vacuum Technology	75,500	4,999,274

Specialty Chemicals and Materials - 0.5%
American Vanguard	276,533	3,235,436

Total (Cost $86,641,976)		71,543,977

Industrial Services – 15.4%
Advertising and Publishing - 0.6%
Haynes Publishing Group	128,300	234,269
†Journal Communications Cl. A	1,423,874	3,488,491

		3,722,760

Commercial Services - 6.5%
Barrett Business Services	125,901	1,372,321
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
†Begbies Traynor	1,453,000	$2,940,359
†Brunel International	193,000	2,296,176
†CRA International [a]	109,977	2,961,680
Electro Rent	214,400	2,392,704
Exponent [a]	208,709	6,277,967
GP Strategies [a]	660,700	2,973,150
Intersections [a]	509,555	2,649,686
Kforce [a]	960,600	7,377,408
Lincoln Educational Services [a]	457,119	6,056,827
Willdan Group [a,b,c]	424,900	807,310

		38,105,588

Engineering and Construction - 2.6%
Cavco Industries [a]	265,001	7,125,877
†Layne Christensen [a]	107,500	2,581,075
Sterling Construction [a]	312,100	5,786,334

		15,493,286

Food, Tobacco and Agriculture - 0.7%
Zapata Corporation [a]	634,900	3,828,447

Industrial Distribution - 0.3%
Houston Wire & Cable	195,200	1,817,312

Printing - 1.7%
Courier Corporation	266,132	4,763,763
CSS Industries	140,700	2,496,018
Ennis	224,400	2,717,484

		9,977,265

Transportation and Logistics - 3.0%
Euroseas	708,551	3,046,769
Marten Transport [a]	220,750	4,185,420
Patriot Transportation Holding [a]	112,319	7,870,192
Vitran Corporation [a]	385,450	2,389,790

		17,492,171

Total (Cost $114,198,556)		90,436,829

Natural Resources – 15.2%
Energy Services - 4.0%
Boots & Coots International Well
Control [a]	2,210,000	2,607,800
Dawson Geophysical [a]	160,960	2,866,698
Gulf Island Fabrication	149,984	2,161,269
OYO Geospace [a,b]	53,921	942,000
Pioneer Drilling [a]	256,000	1,425,920
Savanna Energy Services	134,500	871,608
Superior Well Services [a]	212,000	2,120,000
T-3 Energy Services [a]	195,764	1,848,012
Tesco Corporation [a]	279,800	1,997,772
TGC Industries [a,b,c]	1,115,613	2,309,319
Total Energy Services Trust	984,300	2,989,976
World Energy Solutions [a]	3,781,000	1,087,286

		23,227,660

Oil and Gas - 1.0%
Approach Resources [a]	423,300	3,094,323
†Gran Tierra Energy [a,b]	919,700	2,575,160
Kodiak Oil & Gas [a]	1,233,200	382,292

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 59

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
PetroCorp [a,d]	465,300	$0

		6,051,775

Precious Metals and Mining - 9.4%
Alamos Gold [a]	1,096,200	7,769,745
Allied Nevada Gold [a,b]	1,556,570	7,876,244
Aquiline Resources [a,b]	2,114,900	2,963,772
Bear Creek Mining [a]	616,600	739,221
Crosshair Exploration & Mining [a,b]	1,948,000	311,680
Eldorado Gold [a]	415,000	3,299,250
Endeavour Silver [a,b]	1,031,800	1,052,436
Entree Gold [a,b]	1,586,700	1,396,296
First Majestic Silver [a]	1,131,200	1,988,420
†Fronteer Development Group [a,b]	2,138,400	4,191,264
Gammon Gold [a]	523,586	2,864,015
Great Basin Gold [a]	914,300	1,162,779
Greystar Resources [a,b]	617,000	954,613
†Horsehead Holding [a]	532,100	2,500,870
†Lumina Copper [a,b]	1,715,900	569,881
Midway Gold [a]	1,176,800	562,424
Minco Silver [a]	1,303,100	1,498,908
Quaterra Resources [a]	844,000	417,043
Red Back Mining [a]	968,000	6,735,618
Rusoro Mining [a]	1,188,000	625,516
Silvercorp Metals	1,995,000	4,217,862
US Gold [a,b]	1,309,204	1,191,376
Western Copper [a]	2,430,100	472,437

		55,361,670

Real Estate - 0.8%
Kennedy-Wilson [a]	134,900	4,586,600

Total (Cost $155,445,770)		89,227,705

Technology – 17.0%
Aerospace and Defense - 1.1%
Aerovironment [a,b]	25,831	950,839
American Science & Engineering	25,556	1,890,122
Ducommun	217,000	3,623,900

		6,464,861

Components and Systems - 1.6%
†Aladdin Knowledge Systems [a]	457,600	2,818,816
LaCie	527,000	1,463,721
†SMART Modular Technologies (WWH) [a]	1,105,000	1,701,700
†Super Micro Computer [a]	504,889	3,195,947

		9,180,184

Distribution - 0.7%
Diploma	2,277,000	4,102,038

IT Services - 0.6%
Neurones	588,200	3,761,764

Semiconductors and Equipment - 7.2%
Advanced Energy Industries [a]	291,200	2,897,440
†ATMI [a]	263,000	4,058,090
Cascade Microtech [a]	4,910	9,574
CEVA [a]	695,000	4,865,000
GSI Technology [a]	786,800	2,155,832
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Ikanos Communications [a]	486,700	$613,242
Integrated Silicon Solution [a]	515,483	840,237
PDF Solutions [a]	1,080,300	1,555,632
Rubicon Technology [a,b]	305,530	1,301,558
Rudolph Technologies [a]	322,800	1,139,484
Semitool [a]	580,000	1,769,000
†Sigma Designs [a,b]	357,400	3,395,300
†Smartrac [a]	140,000	2,306,461
STEC [a,b]	406,900	1,733,394
Supertex [a,b]	253,800	6,093,738
TTM Technologies [a]	886,800	4,620,228
†Wolfson Microelectronics [a]	2,302,800	2,674,880

		42,029,090

Software - 1.6%
†Double-Take Software [a]	456,350	4,093,460
Fundtech [a]	218,900	1,519,166
Phoenix Technologies [a]	608,002	2,128,007
PLATO Learning [a,c]	1,315,000	1,578,000

		9,318,633

Telecommunications - 4.2%
Anaren [a]	740,500	8,848,975
Atlantic Tele-Network	279,400	7,418,070
†Ceragon Networks [a]	689,100	3,479,955
Digi International [a]	449,600	3,646,256
KVH Industries [a]	303,100	1,570,058

		24,963,314

Total (Cost $152,950,784)		99,819,884

Miscellaneous [e] – 5.0%
Total (Cost $45,062,966)		29,221,129

TOTAL COMMON STOCKS
(Cost $819,529,807)		545,899,574

PREFERRED STOCK – 0.6%
Kennedy-Wilson Conv.[d,f]
(Cost $4,500,000)	4,500	3,642,854

REPURCHASE AGREEMENT – 5.9%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $34,377,019 (collateralized
by obligations of various U.S. Government
Agencies, valued at $35,588,750)
(Cost $34,377,000)		34,377,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.2%
U.S. Treasury Bonds
7.125%
due 2/15/23	$5,936	6,044

60 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Premier Fund

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED (continued)
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)	$19,086,658

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $19,092,702)	19,092,702

TOTAL INVESTMENTS – 102.8%
(Cost $877,499,509)	603,012,130

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.8)%	(16,651,704)

NET ASSETS – 100.0%	$586,360,426

	SHARES	VALUE
COMMON STOCKS – 93.4%

Consumer Products – 9.9%
Apparel, Shoes and Accessories - 5.5%
Columbia Sportswear	771,600	$27,291,492
Fossil [a,c]	4,170,790	69,652,193
Polo Ralph Lauren	1,294,200	58,769,622
Timberland Company (The) Cl. A [a,c]	2,893,900	33,424,545

		189,137,852

Food/Beverage/Tobacco - 1.1%
Sanderson Farms [c]	1,142,000	39,467,520

Health, Beauty and Nutrition - 1.2%
Nu Skin Enterprises Cl. A [c]	4,086,500	42,622,195

Home Furnishing and Appliances - 0.6%
Ethan Allen Interiors [c]	1,454,100	20,895,417

Sports and Recreation - 1.5%
Thor Industries [c]	3,979,300	52,447,174

Total (Cost $534,511,438)		344,570,158

Consumer Services – 1.1%
Retail Stores - 1.1%
†Dollar Tree [a]	929,200	38,840,560

Total (Cost $20,866,626)		38,840,560

Financial Intermediaries – 8.6%
Insurance - 5.1%
Alleghany Corporation [a]	318,558	89,833,356
ProAssurance Corporation [a]	1,633,449	86,213,438

		176,046,794

Securities Brokers - 2.2%
Knight Capital Group Cl. A [a,c]	4,667,200	75,375,280

Securities Exchanges - 1.3%
TMX Group	2,208,900	45,072,654

Total (Cost $235,229,672)		296,494,728

Financial Services – 3.9%
Information and Processing - 2.2%
Interactive Data	2,569,100	63,354,006
†Morningstar [a,b]	373,100	13,245,050

		76,599,056

Investment Management - 1.7%
Affiliated Managers Group [a]	500,000	20,960,000
Federated Investors Cl. B	2,128,900	36,106,144

		57,066,144

Total (Cost $142,652,151)		133,665,200

Health – 7.2%
Drugs and Biotech - 5.9%
Endo Pharmaceuticals Holdings [a]	3,638,650	94,168,262
Perrigo Company	3,367,900	108,816,849

		202,985,111

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 61

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.3%
IDEXX Laboratories [a,b]	1,288,000	$46,471,040

Total (Cost $131,431,733)		249,456,151

Industrial Products – 20.3%
Automotive - 0.8%
Copart [a]	1,017,000	27,652,230

Building Systems and Components - 2.7%
Simpson Manufacturing [c]	3,358,986	93,245,451

Machinery - 7.2%
Lincoln Electric Holdings [c]	2,469,597	125,776,575
†Wabtec Corporation	908,237	36,102,421
Woodward Governor [c]	3,841,024	88,420,373

		250,299,369

Metal Fabrication and Distribution - 5.9%
Kennametal	1,404,500	31,165,855
Reliance Steel & Aluminum	2,419,800	48,250,812
Schnitzer Steel Industries Cl. A [c]	1,715,600	64,592,340
†Sims Group ADR	4,763,105	59,157,764

		203,166,771

Miscellaneous Manufacturing - 0.5%
Matthews International Cl. A	501,600	18,398,688

Pumps, Valves and Bearings - 1.7%
Gardner Denver [a]	2,488,400	58,079,256

Specialty Chemicals and Materials - 1.5%
Westlake Chemical	3,274,500	53,341,605

Total (Cost $681,741,930)		704,183,370

Industrial Services – 9.6%
Commercial Services - 6.9%
Corinthian Colleges [a]	4,126,265	67,546,958
Gartner [a]	4,418,400	78,780,072
Ritchie Bros. Auctioneers	3,900,800	83,555,136
Sotheby’s	799,800	7,110,222

		236,992,388

Industrial Distribution - 0.9%
Pool Corporation	1,811,400	32,550,858

Transportation and Logistics - 1.8%
Arkansas Best [c]	2,056,902	61,933,319

Total (Cost $255,994,090)		331,476,565

Natural Resources – 13.5%
Energy Services - 6.7%
Ensign Energy Services	7,103,000	76,064,528
Pason Systems	3,369,300	38,346,428
Trican Well Service	5,949,100	38,359,527
Unit Corporation [a,c]	2,920,474	78,035,065

		230,805,548

Oil and Gas - 0.8%
Cimarex Energy	1,047,200	28,044,016

Precious Metals and Mining - 4.4%
Pan American Silver [a,c]	5,380,744	91,849,300
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Silver Standard Resources [a,b,c]	3,827,399	$61,008,740

		152,858,040

Real Estate - 1.6%
St. Joe Company (The) [a,b]	2,274,550	55,317,056

Total (Cost $530,581,296)		467,024,660

Technology – 15.3%
Aerospace and Defense - 1.5%
†Ceradyne [a,b,c]	2,495,700	50,687,667

Components and Systems - 4.6%
Benchmark Electronics [a]	2,240,000	28,604,800
Dionex Corporation [a,c]	1,227,700	55,062,345
MKS Instruments [a,c]	2,941,910	43,510,849
Zebra Technologies Cl. A [a]	1,662,600	33,684,276

		160,862,270

IT Services - 1.5%
Perot Systems Cl. A [a,b]	3,770,900	51,548,203

Semiconductors and Equipment - 3.9%
Cabot Microelectronics [a,c]	1,886,200	49,173,234
Cognex Corporation [c]	2,937,717	43,478,212
†Varian Semiconductor Equipment
Associates [a]	2,404,151	43,563,216

		136,214,662

Software - 2.5%
Fair Isaac	1,610,100	27,146,286
National Instruments	2,400,701	58,481,076

		85,627,362

Telecommunications - 1.3%
ADTRAN	2,923,929	43,508,064

Total (Cost $710,086,122)		528,448,228

Miscellaneous[e] – 4.0%
Total (Cost $155,602,210)		138,179,612

TOTAL COMMON STOCKS
(Cost $3,398,697,268)		3,232,339,232

REPURCHASE AGREEMENT – 6.2%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $213,498,119 (collateralized
by obligations of various U.S. Government
Agencies, valued at $220,550,000)
(Cost $213,498,000)		213,498,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $72,349,787)		72,349,787

62 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Low-Priced Stock Fund

VALUE
TOTAL INVESTMENTS – 101.7%
(Cost $3,684,545,055)	$3,518,187,019

LIABILITIES LESS CASH AND OTHER ASSETS – (1.7)%	(57,664,553)

NET ASSETS – 100.0%	$3,460,522,466

	SHARES	VALUE
COMMON STOCKS – 96.1%

Consumer Products – 7.1%
Apparel, Shoes and Accessories - 2.5%
Fossil [a]	1,882,550	$31,438,585
K-Swiss Cl. A	852,000	9,712,800
Timberland Company (The) Cl. A [a]	1,730,100	19,982,655

		61,134,040

Food/Beverage/Tobacco - 0.0%
Jones Soda [a,b]	1,005,400	316,701

Health, Beauty and Nutrition - 2.2%
Nu Skin Enterprises Cl. A [c]	3,621,200	37,769,116
NutriSystem	1,191,816	17,388,595

		55,157,711

Home Furnishing and Appliances - 0.8%
Helen of Troy [a]	638,796	11,089,499
La-Z-Boy	538,300	1,168,111
Natuzzi ADR [a,c]	3,015,400	7,236,960

		19,494,570

Sports and Recreation - 1.6%
Callaway Golf	2,300,066	21,367,613
RC2 Corporation [a]	600,062	6,402,662
Winnebago Industries [b,c]	2,120,535	12,786,826

		40,557,101

Total (Cost $250,667,379)		176,660,123

Consumer Services – 3.9%
Leisure and Entertainment - 0.1%
New Frontier Media [c]	2,126,488	3,615,030

Retail Stores - 3.8%
AnnTaylor Stores [a]	669,700	3,864,169
Buckle (The)	827,975	18,066,415
Cato Corporation (The) Cl. A	697,350	10,529,985
Charming Shoppes [a,b]	5,492,715	13,402,225
Hibbett Sports [a,b]	260,137	4,086,752
Lewis Group	1,543,747	8,063,699
†Men’s Wearhouse (The)	1,497,200	20,272,088
Pacific Sunwear of California [a]	1,366,800	2,173,212
Tuesday Morning [a]	1,291,300	2,104,819
†Williams-Sonoma	1,540,405	12,107,583

		94,670,947

Total (Cost $145,465,322)		98,285,977

Financial Intermediaries – 9.0%
Banking - 0.0%
Bancorp (The) [a]	230,870	865,762

Insurance - 4.4%
Argo Group International Holdings [a]	521,897	17,702,746
Aspen Insurance Holdings	803,000	19,472,750
CNA Surety [a]	524,800	10,076,160
†Greenlight Capital Re Cl. A [a,b]	673,812	8,752,818
Navigators Group [a]	125,200	6,874,732
NYMAGIC	410,400	7,818,120
Validus Holdings	1,491,793	39,025,305

		109,722,631

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 63

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 3.1%
Ichiyoshi Securities	1,086,000	$8,693,482
†Jefferies Group [b]	748,200	10,519,692
Knight Capital Group Cl. A [a]	2,592,000	41,860,800
Mito Securities	2,887,000	8,875,745
Thomas Weisel Partners Group [a]	1,134,500	5,354,840
TradeStation Group [a]	393,600	2,538,720

		77,843,279

Securities Exchanges - 0.9%
MarketAxess Holdings [a]	1,412,500	11,526,000
TMX Group	470,500	9,600,563

		21,126,563

Other Financial Intermediaries - 0.6%
KKR Financial Holdings [c]	9,036,960	14,278,397

Total (Cost $280,052,077)		223,836,632

Financial Services – 1.2%
Investment Management - 1.2%
Brait	3,862,000	5,064,157
CapMan Cl. B	2,918,978	3,889,128
†Sprott	4,813,800	16,767,388
U.S. Global Investors Cl. A	669,400	3,273,366

Total (Cost $66,197,108)		28,994,039

Health – 6.0%
Drugs and Biotech - 4.0%
†Affymetrix [a,b]	333,700	997,763
Cypress Bioscience [a,b]	993,949	6,798,611
Endo Pharmaceuticals Holdings [a]	1,859,200	48,116,096
Exelixis [a,b]	594,300	2,983,386
Infinity Pharmaceuticals [a]	545,200	4,356,148
†K-V Pharmaceutical Cl. A [a,b]	394,000	1,134,720
Lexicon Pharmaceuticals [a]	2,027,300	2,838,220
Maxygen [a]	840,200	7,494,584
ViroPharma [a]	1,588,100	20,677,062
VIVUS [a]	940,250	5,002,130

		100,398,720

Health Services - 1.2%
Cross Country Healthcare [a,c]	2,215,704	19,476,038
eResearch Technology [a]	1,411,250	9,356,588
MedQuist	750,200	1,537,910

		30,370,536

Medical Products and Devices - 0.8%
Bruker Corporation [a]	976,979	3,946,995
Caliper Life Sciences [a,c]	2,431,229	2,358,292
CONMED Corporation [a]	205,500	4,919,670
Medical Action Industries [a]	444,250	4,442,500
Shamir Optical Industry	357,300	1,011,159
Vital Images [a]	139,234	1,936,745

		18,615,361

Total (Cost $175,300,016)		149,384,617

	SHARES	VALUE
Industrial Products – 11.8%
Automotive - 1.5%
Copart [a]	142,143	$3,864,868
Gentex Corporation	1,494,232	13,194,069
†Landi Renzo	4,118,000	19,163,936
Spartan Motors	210,000	993,300

		37,216,173

Building Systems and Components - 0.4%
AAON	521,250	10,883,700

Industrial Components - 1.1%
†GrafTech International [a]	1,719,000	14,302,080
Powell Industries [a]	446,409	12,954,789

		27,256,869

Machinery - 0.9%
Lincoln Electric Holdings	437,800	22,297,154

Metal Fabrication and Distribution - 6.5%
†Allegheny Technologies	1,000,000	25,530,000
Castle (A.M.) & Co. [c]	2,239,667	24,255,593
†Kennametal	1,753,000	38,899,070
Olympic Steel	510,800	10,404,996
Schnitzer Steel Industries Cl. A	539,800	20,323,470
†Sims Group ADR	3,360,100	41,732,442

		161,145,571

Miscellaneous Manufacturing - 0.2%
Steelcase Cl. A	749,700	4,213,314

Pumps, Valves and Bearings - 0.6%
†Gardner Denver [a]	675,618	15,768,924

Specialty Chemicals and Materials - 0.6%
Schulman (A.)	621,190	10,560,230
Symyx Technologies [a]	748,123	4,443,851

		15,004,081

Total (Cost $266,769,499)		293,785,786

Industrial Services – 11.6%
Advertising and Publishing - 0.4%
†ValueClick [a]	1,302,600	8,909,784

Commercial Services - 6.0%
CBIZ [a]	747,600	6,466,740
Corinthian Colleges [a]	753,704	12,338,135
Exponent [a]	250,400	7,532,032
Forrester Research [a]	388,300	10,953,943
Kforce [a]	1,699,800	13,054,464
Korn/Ferry International [a,c]	2,776,663	31,709,491
LECG Corporation [a,b,c]	1,722,490	11,557,908
ManTech International Cl. A [a]	80,200	4,346,038
MAXIMUS	315,500	11,077,205
MPS Group [a]	494,700	3,725,091
TrueBlue [a,c]	2,769,100	26,500,287
Universal Technical Institute [a]	637,800	10,951,026

		150,212,360

Engineering and Construction - 0.4%
Dycom Industries [a]	928,400	7,631,448
Palm Harbor Homes [a]	340,207	1,694,231

		9,325,679

64 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture - 2.1%
†Imperial Sugar [c]	718,360	$10,301,282
†Intrepid Potash [a,b]	1,354,900	28,141,273
Omega Protein [a,b]	396,000	1,587,960
†Terra Industries	800,000	13,336,000

		53,366,515

Industrial Distribution - 0.5%
Houston Wire & Cable [c]	1,291,200	12,021,072

Printing - 0.6%
Ennis	1,254,600	15,193,206

Transportation and Logistics - 1.6%
Heartland Express	1,046,666	16,495,456
Universal Truckload Services [a]	389,961	5,521,848
Werner Enterprises	960,000	16,646,400

		38,663,704

Total (Cost $353,149,139)		287,692,320

Natural Resources – 22.7%
Energy Services - 7.9%
Calfrac Well Services	1,744,300	12,292,758
Ensign Energy Services	3,414,100	36,560,876
Global Industries [a,b]	2,036,950	7,108,955
Oil States International [a]	836,200	15,628,578
Pason Systems	2,311,500	26,307,473
RPC	1,564,975	15,274,156
Tesco Corporation [a,c]	3,077,305	21,971,958
Total Energy Services Trust [c]	1,966,700	5,974,180
Trican Well Service	4,431,500	28,574,111
Unit Corporation [a]	1,013,400	27,078,048

		196,771,093

Oil and Gas - 0.7%
†Frontier Oil	850,000	10,735,500
St. Mary Land & Exploration	328,000	6,661,680

		17,397,180

Precious Metals and Mining - 14.1%
Agnico-Eagle Mines	810,000	41,577,300
Alamos Gold [a,c]	5,048,400	35,782,503
†Allied Nevada Gold [a,b]	2,428,850	12,289,981
AMCOL International	76,900	1,611,055
Denison Mines [a,b]	3,096,300	3,653,634
Fronteer Development Group [a,b]	4,027,700	7,894,292
Gammon Gold [a,b,c]	7,283,100	39,838,557
Hecla Mining [a,b,c]	9,086,000	25,440,800
Ivanhoe Mines [a,b]	6,119,800	16,523,460
Northam Platinum	1,714,400	3,853,300
NovaGold Resources [a,b]	1,536,000	2,288,640
Pan American Silver [a,b]	2,749,758	46,938,369
Randgold Resources ADR	350,000	15,372,000
Red Back Mining [a]	4,898,300	34,083,756
Silver Standard Resources [a,b]	2,429,800	38,731,012
Silvercorp Metals	6,788,200	14,351,723
†Thompson Creek Metals [a,b]	1,978,000	7,892,220
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Uranium Resources [a,b]	2,746,500	$2,114,805

		350,237,407

Total (Cost $737,745,335)		564,405,680

Technology – 18.1%
Aerospace and Defense - 1.4%
HEICO Corporation Cl. A	1,016,100	29,426,256
Integral Systems [a]	354,294	4,269,243

		33,695,499

Components and Systems - 1.6%
†Brocade Communications Systems [a]	2,049,676	5,739,093
Methode Electronics	1,226,000	8,263,240
MKS Instruments [a]	1,419,600	20,995,884
Technitrol	1,035,700	3,604,236
†Trimble Navigation [a,b]	81,000	1,750,410

		40,352,863

Internet Software and Services - 0.7%
iPass [a,b,c]	3,526,917	4,302,839
RealNetworks [a]	2,820,500	9,956,365
United Online	650,000	3,945,500

		18,204,704

IT Services - 2.6%
Perot Systems Cl. A [a]	3,223,500	44,065,245
SRA International Cl. A [a,b]	564,100	9,730,725
Syntel	430,067	9,943,149

		63,739,119

Semiconductors and Equipment - 6.2%
Advanced Energy Industries [a]	714,100	7,105,295
Brooks Automation [a,b]	2,096,182	12,178,818
CEVA [a,c]	1,281,400	8,969,800
Cirrus Logic [a]	1,628,400	4,364,112
Cognex Corporation	427,738	6,330,522
Electro Scientific Industries [a,b]	125,100	849,429
Entegris [a]	2,165,300	4,742,007
Exar Corporation [a]	611,700	4,080,039
Fairchild Semiconductor International [a]	3,875,800	18,952,662
IPG Photonics [a,b]	418,900	5,521,102
†Lam Research [a]	643,800	13,700,064
NetList [a,b,c]	1,620,100	484,410
†Novellus Systems [a]	550,000	6,787,000
OmniVision Technologies [a]	1,767,700	9,280,425
Semitool [a]	1,148,333	3,502,416
†Sigma Designs [a,c]	1,769,758	16,812,701
†Silicon Motion Technology ADR [a,b]	745,000	1,706,050
†STEC [a,b]	709,400	3,022,044
Tessera Technologies [a]	267,902	3,182,676
Trident Microsystems [a]	1,950,143	3,685,770
TTM Technologies[a,b,c]	2,350,035	12,243,682
Verigy [a]	721,000	6,936,020

		154,437,044

Software - 1.6%
†Avid Technology [a,b]	535,515	5,842,469
DivX [a,c]	2,187,507	11,440,661
Epicor Software [a,b]	457,500	2,196,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 65

Schedules of Investments

Royce Low-Priced Stock Fund (continued)	Royce Total Return Fund

	SHARES	VALUE
Technology (continued)
Software (continued)
MSC.Software [a]	1,991,900	$13,305,892
SPSS [a]	110,272	2,972,933
THQ [a,b]	462,500	1,937,875
Ulticom [a]	435,100	2,219,010

		39,914,840

Telecommunications - 4.0%
ADTRAN	1,816,200	27,025,056
†Arris Group [a,b]	2,259,200	17,960,640
†Harmonic [a]	950,000	5,329,500
KVH Industries [a,c]	1,150,200	5,958,036
NETGEAR [a]	1,442,800	16,462,348
Novatel Wireless [a,c]	3,119,300	14,473,552
PC-Tel [c]	1,295,592	8,512,039
ViaSat [a]	188,300	4,534,264

		100,255,435

Total (Cost $745,919,580)		450,599,504

Miscellaneous[e] – 4.7%
Total (Cost $138,398,479)		116,716,220

TOTAL COMMON STOCKS
(Cost $3,159,663,934)		2,390,360,898

REPURCHASE AGREEMENT – 4.0%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $99,960,056 (collateralized
by obligations of various U.S. Government
Agencies, valued at $116,184,000)
(Cost $99,960,000)		99,960,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $82,341,091)		82,341,091

TOTAL INVESTMENTS – 103.4%
(Cost $3,341,965,025)		2,572,661,989

LIABILITIES LESS CASH AND OTHER ASSETS – (3.4)%		(84,467,570)

NET ASSETS – 100.0%		$2,488,194,419

	SHARES	VALUE
COMMON STOCKS – 97.7%

Consumer Products – 6.2%
Apparel, Shoes and Accessories - 2.2%
Cherokee	22,800	$395,580
Columbia Sportswear	576,756	20,399,860
Jones Apparel Group	483,500	2,833,310
K-Swiss Cl. A	161,075	1,836,255
Liz Claiborne	29,190	75,894
Polo Ralph Lauren	366,700	16,651,847
Timberland Company (The) Cl. A [a]	17,935	207,149
Weyco Group	161,793	5,347,259
Wolverine World Wide	1,298,521	27,320,882

		75,068,036

Food/Beverage/Tobacco - 1.9%
Flowers Foods	400,000	9,744,000
Hershey Creamery	173	315,725
J & J Snack Foods	379,122	13,602,898
J.M. Smucker Company (The)	324,000	14,048,640
Lancaster Colony	398,000	13,651,400
Mannatech	316,298	774,930
Tootsie Roll Industries	435,153	11,144,268

		63,281,861

Health, Beauty and Nutrition - 0.5%
Inter Parfums	1,113,983	8,555,389
Nu Skin Enterprises Cl. A	893,600	9,320,248

		17,875,637

Home Furnishing and Appliances - 0.8%
Ethan Allen Interiors	588,161	8,451,874
Furniture Brands International	416,800	921,128
Hooker Furniture	20,660	158,256
Kimball International Cl. B	724,600	6,238,806
La-Z-Boy	957,300	2,077,341
National Presto Industries	115,404	8,886,108
Stanley Furniture	8,893	70,432

		26,803,945

Household Products/Wares - 0.0%
American Greetings Cl. A	40,000	302,800
Blyth	95,123	745,764

		1,048,564

Sports and Recreation - 0.8%
Arctic Cat	169,718	812,949
Callaway Golf	992,600	9,221,254
Hasbro	97,606	2,847,167
Thor Industries	980,622	12,924,598

		25,805,968

Total (Cost $297,583,563)		209,884,011

Consumer Services – 5.8%
Leisure and Entertainment - 1.2%
Ambassadors Group	112,242	1,032,626
International Speedway Cl. A	785,547	22,568,765
Regal Entertainment Group Cl. A	396,300	4,046,223
Speedway Motorsports	140,489	2,263,278

66 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
World Wrestling Entertainment Cl. A	1,040,900	$11,533,172

		41,444,064

Online Commerce - 0.2%
Systemax	674,158	7,260,682

Restaurants and Lodgings - 0.4%
Bob Evans Farms	582,900	11,908,647
Brinker International	21,250	223,975
DineEquity [b]	61,030	705,507

		12,838,129

Retail Stores - 4.0%
Abercrombie & Fitch Cl. A	565,500	13,046,085
American Eagle Outfitters	2,090,571	19,567,745
Books-A-Million	27	69
Brown Shoe	80,200	679,294
Buckle (The)	611,798	13,349,432
Cato Corporation (The) Cl. A	1,184,611	17,887,626
Christopher & Banks	80,857	452,799
Dress Barn (The) [a]	1,566,185	16,820,827
Family Dollar Stores	518,808	13,525,324
Finish Line (The) Cl. A	126,800	710,080
Foot Locker	103,900	762,626
Men’s Wearhouse (The)	304,703	4,125,679
Pep Boys-Manny, Moe & Jack (The)	742,500	3,066,525
RadioShack Corporation	190,222	2,271,251
Ross Stores	213,314	6,341,825
Tiffany & Co.	727,300	17,186,099
Tuesday Morning [a]	21,028	34,276
Village Super Market Cl. A	11,577	664,404
Williams-Sonoma	389,750	3,063,435

		133,555,401

Total (Cost $283,438,328)		195,098,276

Financial Intermediaries – 21.8%
Banking - 4.1%
Arrow Financial	90,900	2,285,226
Banco Latinoamericano de
Exportaciones Cl. E	237,167	3,405,718
Bancorp Rhode Island [c]	261,300	5,539,560
Bank of Hawaii	192,900	8,713,293
Bank of N.T. Butterfield & Son	491,125	5,132,256
BOK Financial	491,382	19,851,833
Canadian Western Bank	783,200	7,854,205
Central Pacific Financial	20,000	200,800
Centrue Financial	173,755	1,072,068
†Colonial BancGroup (The) [b]	180,000	372,600
Credicorp	235,800	11,780,568
First Citizens BancShares Cl. A	10,800	1,650,240
First Financial Bancorp	150,000	1,858,500
First National Bank Alaska	3,110	4,944,900
HopFed Bancorp	134,000	1,474,000
Kearny Financial	483,100	6,183,680
NewAlliance Bancshares	335,000	4,411,950
Park National	143,370	10,286,798
Peapack-Gladstone Financial [c]	441,091	11,750,664
	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
Provident Financial Services	26,000	$397,800
Provident New York Bancorp	50,000	620,000
Sun Bancorp [a]	270,884	2,028,921
Tompkins Financial	20,858	1,208,721
Trustmark Corporation	110,700	2,390,013
Whitney Holding	35,000	559,650
Wilmington Trust	942,100	20,952,304

		136,926,268

Insurance - 14.5%
Alleghany Corporation [a]	99,798	28,143,036
American Financial Group	389,061	8,901,716
American National Insurance	145,093	10,697,707
Aspen Insurance Holdings	1,310,634	31,782,874
Assured Guaranty	277,800	3,166,920
Axis Capital Holdings	9,700	282,464
Baldwin & Lyons Cl. B	97,176	1,767,631
Donegal Group Cl. A	691,999	11,604,823
E-L Financial	53,588	19,533,900
EMC Insurance Group	529,629	13,584,984
Endurance Specialty Holdings	190,317	5,810,378
Erie Indemnity Cl. A	577,700	21,738,851
Fidelity National Financial Cl. A	1,394,700	24,755,925
First American	227,400	6,569,586
Harleysville Group	155,034	5,384,331
HCC Insurance Holdings	300	8,025
Horace Mann Educators	35,001	321,659
Infinity Property & Casualty	170,924	7,987,278
IPC Holdings	272,600	8,150,740
Leucadia National [a]	794,800	15,737,040
Markel Corporation [a]	67,900	20,302,100
Max Capital Group	888,500	15,726,450
Montpelier Re Holdings	1,186,010	19,913,108
Odyssey Re Holdings	103,694	5,372,386
Old Republic International	977,000	11,645,840
OneBeacon Insurance Group	727,920	7,599,485
PartnerRe	477,140	34,005,768
Platinum Underwriters Holdings	196,400	7,086,112
Reinsurance Group of America	523,418	22,412,759
RenaissanceRe Holdings	161,100	8,306,316
RLI	165,000	10,091,400
Safety Insurance Group	852	32,427
State Auto Financial	767,026	23,056,802
Transatlantic Holdings	287,850	11,531,271
United Fire & Casualty	436,716	13,568,766
Validus Holdings	718,600	18,798,576
Wesco Financial	30,623	8,816,362
White Mountains Insurance Group [b]	15,760	4,209,654
Zenith National Insurance	655,295	20,687,663

		489,093,113

Real Estate Investment Trusts - 2.2%
Annaly Capital Management	1,073,900	17,042,793
Capital Trust Cl. A [b]	456,800	1,644,480
Cousins Properties	223,500	3,095,475
DCT Industrial Trust	836,100	4,230,666

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 67

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Real Estate Investment Trusts (continued)
Essex Property Trust	83,000	$6,370,250
Macquarie MEAG Prime REIT	200,000	72,349
MFA Mortgage Investments	986,200	5,808,718
National Retail Properties	650,000	11,173,500
PS Business Parks	168,500	7,525,210
Rayonier	588,200	18,440,070
Suntec Real Estate Investment Trust	400,000	197,897

		75,601,408

Securities Brokers - 0.3%
Raymond James Financial	501,525	8,591,123

Securities Exchanges - 0.7%
London Stock Exchange Group	465,942	3,468,375
TMX Group	962,300	19,635,753

		23,104,128

Other Financial Intermediaries - 0.0%
KKR Financial Holdings	288,878	456,427

Total (Cost $758,787,404)		733,772,467

Financial Services – 7.5%
Diversified Financial Services - 0.0%
Advanta Corporation Cl. B	151,576	316,794
First Marblehead [a,b]	13,519	17,439

		334,233

Information and Processing - 1.2%
Global Payments	12,286	402,858
Interactive Data	612,900	15,114,114
SEI Investments	1,501,733	23,592,225

		39,109,197

Insurance Brokers - 1.7%
Brown & Brown	1,548,400	32,361,560
Gallagher (Arthur J.) & Co.	978,200	25,345,162

		57,706,722

Investment Management - 4.3%
A.F.P. Provida ADR	347,000	4,733,080
AGF Management Cl. B	815,600	6,276,387
AllianceBernstein Holding L.P.	1,591,500	33,087,285
Apollo Investment	1,111,400	10,347,134
CI Financial	1,263,500	14,840,624
Cohen & Steers	385,630	4,238,074
Federated Investors Cl. B	1,079,300	18,304,928
GAMCO Investors Cl. A	278,300	7,603,156
IGM Financial	363,700	10,444,038
Janus Capital Group	507,400	4,074,422
†JZ Capital Partners	50,000	34,874
Onex Corporation	339,000	4,995,067
T. Rowe Price Group	695,700	24,655,608

		143,634,677

Specialty Finance - 0.3%
Credit Acceptance [a,b]	254,005	3,479,869
GATX Corporation	59,000	1,827,230
Portfolio Recovery Associates [a]	37,580	1,271,707
	SHARES	VALUE
Financial Services (continued)
Specialty Finance (continued)
Student Loan	91,900	$3,767,900

		10,346,706

Total (Cost $319,837,700)		251,131,535

Health – 3.4%
Commercial Services - 1.2%
Chemed Corporation	483,775	19,239,732
Owens & Minor	541,300	20,379,945

		39,619,677

Drugs and Biotech - 0.2%
Biovail Corporation	458,279	4,330,737
Endo Pharmaceuticals Holdings [a,b]	25,000	647,000
Medicis Pharmaceutical Cl. A	15,910	221,149
Mylan [a,b]	52,396	518,196

		5,717,082

Health Services - 0.3%
Computer Programs and Systems	68,950	1,847,860
Healthcare Services Group	73,718	1,174,328
LCA-Vision [b]	436,066	1,792,231
Omnicare	56,953	1,581,015
Universal Health Services Cl. B	128,339	4,821,696

		11,217,130

Medical Products and Devices - 1.4%
Atrion Corporation	2,390	232,069
Datascope	216,183	11,293,400
Hill-Rom Holdings	434,511	7,152,051
IDEXX Laboratories [a]	379,600	13,695,968
STERIS Corporation	693,583	16,569,698
Young Innovations	15,230	234,542

		49,177,728

Personal Care - 0.3%
Alberto-Culver Company	364,100	8,924,091

Total (Cost $104,397,439)		114,655,708

Industrial Products – 19.1%
Automotive - 0.2%
Gentex Corporation	595,000	5,253,850
Spartan Motors	2,803	13,258
Superior Industries International	76,000	799,520

		6,066,628

Building Systems and Components - 1.3%
Bunka Shutter	60,000	261,551
Lennox International	22,722	733,693
LSI Industries [c]	1,159,992	7,969,145
McGrath RentCorp	291,300	6,222,168
Preformed Line Products	204,410	9,411,037
Simpson Manufacturing	638,228	17,717,209

		42,314,803

Construction Materials - 0.5%
Ameron International	157,300	9,897,316
Ash Grove Cement	39,610	8,318,100
Louisiana-Pacific Corporation	78,000	121,680

		18,337,096

68 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 2.5%
AMETEK	271,050	$8,188,421
Bel Fuse Cl. A	83,200	1,500,928
Bel Fuse Cl. B	214,595	4,549,414
Chase Corporation [c]	753,974	8,512,366
CLARCOR	668,500	22,180,830
Donaldson Company	401,700	13,517,205
Hubbell Cl. B	200,000	6,536,000
Mueller Water Products Cl. A	3,500	29,400
PerkinElmer	585,500	8,144,305
Watts Water Technologies Cl. A	412,550	10,301,373

		83,460,242

Machinery - 5.1%
Ampco-Pittsburgh	245,847	5,334,880
Briggs & Stratton	385,640	6,783,408
Cascade Corporation	121,779	3,636,321
Franklin Electric	364,300	10,240,473
FreightCar America	47,828	873,817
Gorman-Rupp Company	461,307	14,355,874
Lincoln Electric Holdings	593,699	30,237,090
Lindsay Corporation	194,900	6,195,871
Manitowoc Company	13,100	113,446
Mueller (Paul) Company [c]	116,700	3,553,515
Nordson Corporation	329,200	10,629,868
Regal-Beloit	119,933	4,556,255
Roper Industries	214,500	9,311,445
Starrett (L.S.) Company (The) Cl. A [c]	529,400	8,523,340
Sun Hydraulics	687,682	12,955,929
Tennant Company	537,600	8,279,040
Toro Company (The)	329,475	10,872,675
Twin Disc	23,667	163,066
Woodward Governor	1,116,773	25,708,114

		172,324,427

Metal Fabrication and Distribution - 2.5%
Carpenter Technology	951,840	19,550,794
Castle (A.M.) & Co.	250,625	2,714,269
Commercial Metals	124,346	1,475,987
Encore Wire	61,800	1,171,728
Gerdau Ameristeel	6,451	39,093
Gibraltar Industries	301,684	3,602,107
Insteel Industries	141,652	1,599,251
Kennametal	51,832	1,150,152
Mueller Industries	525,892	13,189,371
Olympic Steel	112,661	2,294,904
Reliance Steel & Aluminum	682,717	13,613,377
Schnitzer Steel Industries Cl. A	303,300	11,419,245
Steel Dynamics	146,521	1,638,105
Trinity Industries	660,017	10,401,868

		83,860,251

Miscellaneous Manufacturing - 2.2%
Acuity Brands	146,515	5,114,839
American Railcar Industries	76,083	801,154
Brady Corporation Cl. A	571,000	13,675,450
Carlisle Companies	4,300	89,010
Crane Company	288,000	4,965,120
	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing (continued)
HNI Corporation	471,384	$7,466,722
Matthews International Cl. A	357,300	13,105,764
Raven Industries	156,201	3,764,444
Smith (A.O.) Corporation	331,929	9,798,544
Teleflex	309,700	15,515,970

		74,297,017

Paper and Packaging - 1.4%
Albany International Cl. A	342,500	4,397,700
AptarGroup	476,400	16,788,336
Bemis Company	474,433	11,234,573
Greif Cl. A	187,900	6,281,497
Sonoco Products	359,778	8,332,459

		47,034,565

Pumps, Valves and Bearings - 1.0%
CIRCOR International	24,172	664,730
IDEX Corporation	517,594	12,499,895
Kaydon Corporation	562,150	19,309,853

		32,474,478

Specialty Chemicals and Materials - 2.4%
Agrium	5,200	177,476
Albemarle Corporation	366,000	8,161,800
Balchem Corporation	734,400	18,293,904
Cabot Corporation	881,700	13,490,010
Cytec Industries	20,100	426,522
H.B. Fuller Company	126,492	2,037,786
Innospec	196,650	1,158,269
International Flavors & Fragrances	175,000	5,201,000
Lubrizol Corporation (The)	299,500	10,898,805
Methanex Corporation	611,222	6,870,135
NewMarket Corporation	38,488	1,343,616
Park Electrochemical	162,723	3,085,228
Quaker Chemical	405,000	6,662,250
Schulman (A.)	3,100	52,700
Snap-on	43,994	1,732,484
Spartech Corporation	7,246	45,360
Westlake Chemical	20,882	340,168

		79,977,513

Total (Cost $624,757,491)		640,147,020

Industrial Services – 12.6%
Advertising and Publishing - 0.0%
Journal Communications Cl. A	90,000	220,500
McClatchy Company (The) Cl. A	94,000	75,200

		295,700

Commercial Services - 5.3%
ABM Industries	794,500	15,135,225
Barrett Business Services	498,600	5,434,740
Brink’s Company (The)	199,485	5,362,157
CDI Corporation	74,840	968,430
Heidrick & Struggles International [c]	834,761	17,980,752
Kelly Services Cl. A	633,963	8,247,859
Landauer	384,200	28,161,860
Manpower	484,352	16,463,124
Resources Connection [a]	3,800	62,244

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 69

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Ritchie Bros. Auctioneers	1,627,020	$34,850,768
Rollins	555,750	10,047,960
UniFirst Corporation	9,810	291,259
Viad Corporation	3,600	89,064
Watson Wyatt Worldwide Cl. A	688,500	32,924,070

		176,019,512

Engineering and Construction - 0.6%
Comfort Systems USA	516,029	5,500,869
Granite Construction	220,440	9,683,929
M.D.C. Holdings	5,580	169,074
Ryland Group (The)	5,976	105,596
Skyline Corporation	223,100	4,459,769

		19,919,237

Food, Tobacco and Agriculture - 0.8%
Corn Products International	88,986	2,567,246
Farmer Bros.	542,300	13,524,962
Seaboard Corporation	9,476	11,314,344

		27,406,552

Industrial Distribution - 2.1%
Applied Industrial Technologies	1,307,776	24,743,122
Doshisha Company	60,000	821,233
Grainger (W.W.)	363,600	28,666,224
Lawson Products	9,846	224,981
Mine Safety Appliances	196,000	4,686,360
MSC Industrial Direct Cl. A	297,900	10,971,657
Watsco	22,075	847,680

		70,961,257

Printing - 0.6%
Bowne & Co.	131,365	772,426
Courier Corporation	383,247	6,860,121
CSS Industries	80,833	1,433,978
Ennis	984,016	11,916,434

		20,982,959

Transportation and Logistics - 3.2%
Alexander & Baldwin	494,700	12,397,182
Arkansas Best	670,884	20,200,317
C. H. Robinson Worldwide	256,000	14,087,680
Expeditors International of Washington	458,400	15,250,968
Knight Transportation	60,000	967,200
Overseas Shipholding Group	8,000	336,880
Pacer International	561,249	5,853,827
SkyWest	337,806	6,283,192
Teekay Corporation	3,300	64,845
Tidewater	622,229	25,057,162
UTI Worldwide	492,600	7,063,884
Werner Enterprises	1,707	29,599

		107,592,736

Total (Cost $392,767,411)		423,177,953

Natural Resources – 9.8%
Energy Services - 4.4%
CARBO Ceramics	333,906	11,863,680
Energy Transfer Equity L.P.	530,600	8,601,026
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Ensign Energy Services	1,156,500	$12,384,714
Exterran Partners L.P.	479,700	5,387,031
Helmerich & Payne	945,986	21,521,182
Lufkin Industries	66,602	2,297,769
National Fuel Gas	100,528	3,149,542
Nicor	372,892	12,954,268
NuStar GP Holdings	369,200	6,527,456
Patterson-UTI Energy	1,614,206	18,579,511
Precision Drilling Trust	881,450	7,395,366
Rowan Companies	868,305	13,806,050
RPC	382,278	3,731,033
SEACOR Holdings [a]	295,600	19,701,740
Trican Well Service	325,300	2,097,520

		149,997,888

Oil and Gas - 3.0%
Cimarex Energy	748,433	20,043,036
Crosstex Energy	360,200	1,404,780
Delek US Holdings	80,504	425,866
Energen Corporation	552,481	16,204,268
Enterprise GP Holdings L.P.	285,900	4,983,237
Hiland Holdings GP L.P.	384,400	907,184
Holly Corporation	106,085	1,933,929
Hugoton Royalty Trust	235,600	3,781,380
Magellan Midstream Holdings L.P.	738,500	10,242,995
Penn Virginia	583,760	15,166,085
Penn Virginia GP Holdings L.P.	228,000	2,264,040
Plains All American Pipeline L.P.	281,530	9,766,276
St. Mary Land & Exploration	33,442	679,207
Stone Energy [a]	180,450	1,988,559
Sunoco Logistics Partners L.P.	181,000	8,170,340
W&T Offshore	119,802	1,715,564

		99,676,746

Precious Metals and Mining - 1.6%
Agnico-Eagle Mines	322,700	16,564,191
Alliance Holdings GP L.P.	468,500	6,933,800
Alliance Resource Partners L.P.	241,000	6,478,080
Gold Fields ADR	434,700	4,316,571
IAMGOLD Corporation	455,000	2,780,050
Lihir Gold ADR [a]	209,000	4,583,370
Natural Resource Partners L.P.	636,925	11,114,341

		52,770,403

Real Estate - 0.8%
AMREP Corporation [a]	23,992	750,470
Deltic Timber	172,000	7,869,000
St. Joe Company (The) [a,b]	276,300	6,719,616
W.P. Carey & Co.	559,570	13,110,725

		28,449,811

Total (Cost $431,572,104)		330,894,848

Technology – 4.1%
Aerospace and Defense - 0.4%
American Science & Engineering	4,500	332,820
Cubic Corporation	28,500	775,200
HEICO Corporation	190,400	7,393,232

70 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
HEICO Corporation Cl. A	200,159	$5,796,605

		14,297,857

Components and Systems - 1.6%
Analogic Corporation	143,800	3,922,864
AVX Corporation	1,144,546	9,087,695
Belden	2,500	52,200
Imation Corporation	234,500	3,182,165
Methode Electronics	1,284,481	8,657,402
MTS Systems	633,778	16,883,846
Nam Tai Electronics	1,928,676	10,607,718
OPTEX Company	30,000	269,905
Palm [a]	9,500	29,165
Sato Corporation	30,000	339,361

		53,032,321

Internet Software and Services - 0.5%
United Online	2,465,313	14,964,450

IT Services - 0.6%
Black Box	527,523	13,778,901
Total System Services	437,995	6,131,930

		19,910,831

Semiconductors and Equipment - 0.2%
Cognex Corporation	418,300	6,190,840
Melco Holdings	32,000	329,653
Micrel	5,535	40,461

		6,560,954

Software - 0.1%
Fair Isaac	212,000	3,574,320

Telecommunications - 0.7%
ADTRAN	210,100	3,126,288
Atlantic Tele-Network	501,361	13,311,134
Plantronics	62,103	819,760
USA Mobility	562,502	6,508,148

		23,765,330

Total (Cost $201,547,662)		136,106,063

Utilities – 3.1%
ALLETE	387,467	12,503,560
Aqua America	819,766	16,878,982
CH Energy Group	201,900	10,375,641
ITC Holdings	200,000	8,736,000
NV Energy	90,000	890,100
Piedmont Natural Gas	527,200	16,696,424
PNM Resources	638,900	6,440,112
SJW	400,400	11,987,976
Southern Union	122,576	1,598,391
SureWest Communications	271,400	3,099,388
UGI Corporation	660,076	16,119,056

Total (Cost $102,770,999)		105,325,630

Miscellaneous[e] – 4.3%
Total (Cost $195,539,589)		143,974,327

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $3,712,999,690)		$3,284,167,838

PREFERRED STOCKS – 0.5%
Edge Petroleum 5.75% Ser. A Conv.	142,415	236,409
Fleetwood Capital Trust 6.00% Conv. [d]	70,000	7,000
†MF Global 9.75% Conv.[g]	50,000	1,484,000
Reinsurance Group of America 5.75% Conv.	94,000	5,076,000
Vornado Realty Trust Ser. F 6.75%	200,000	3,254,000
Vornado Realty Trust Ser. G 6.625%	400,000	6,516,000

TOTAL PREFERRED STOCKS
(Cost $31,929,412)		16,573,409

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.4%
†Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	6,425,000
†Encore Capital Group 3.375%
Conv. Senior Note due 9/19/10	1,000,000	690,000
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	2,955,000
†MF Global 9.00%
Conv. Senior Note due 6/20/38 [g]	5,000,000	2,443,750
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [b]	1,088,000	844,560

TOTAL CORPORATE BONDS
(Cost $22,334,690)		13,358,310

REPURCHASE AGREEMENT – 1.4%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $45,784,025 (collateralized
by obligations of various U.S. Government
Agencies, valued at $47,117,500)
(Cost $45,784,000)		45,784,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $13,143,960)		13,143,960

TOTAL INVESTMENTS – 100.4%
(Cost $3,826,191,752)		3,373,027,517

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(12,684,498)

NET ASSETS – 100.0%		$3,360,343,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 71

Schedules of Investments

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 97.6%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 1.4%
†Anta Sports Products	586,700	$268,948
†Hanesbrands [a]	19,900	253,725
†Movado Group	18,100	169,959
True Religion Apparel [a]	14,400	179,136
†Volcom [a]	29,695	323,675

		1,195,443

Consumer Electronics - 0.9%
Dolby Laboratories Cl. A [a]	24,900	815,724

Health, Beauty and Nutrition - 0.8%
†NBTY [a]	19,500	305,175
†NutriSystem	29,800	434,782

		739,957

Home Furnishing and Appliances - 2.2%
Ethan Allen Interiors	40,400	580,548
†Hunter Douglas	9,500	312,505
†Mohawk Industries [a]	25,400	1,091,438

		1,984,491

Sports and Recreation - 0.6%
†Thor Industries	39,200	516,656

Total (Cost $6,957,319)		5,252,271

Consumer Services – 5.2%
Online Commerce - 0.4%
†1-800-FLOWERS.COM Cl. A [a]	88,300	337,306

Retail Stores - 4.8%
Brown Shoe	8,000	67,760
Build-A-Bear Workshop [a]	21,900	106,434
Bulgari	58,000	362,122
†Cash America International	13,100	358,285
Charming Shoppes [a]	283,800	692,472
†China Nepstar Chain Drugstore ADR	82,600	417,130
Dress Barn (The) [a]	65,800	706,692
DSW Cl. A [a,b]	23,800	296,548
†Tiffany & Co.	54,000	1,276,020

		4,283,463

Total (Cost $6,665,569)		4,620,769

Financial Intermediaries – 8.4%
Banking - 1.8%
Bank Sarasin & Cie Cl. B	12,000	358,482
Banque Privee Edmond de Rothschild	26	649,587
†Northern Trust	12,000	625,680

		1,633,749

Insurance - 1.9%
Berkley (W.R.)	20,300	629,300
†E-L Financial	1,200	437,424
†Fidelity National Financial Cl. A	25,500	452,625
Greenlight Capital Re Cl. A [a]	13,900	180,561

		1,699,910

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 3.6%
†Egyptian Financial Group-Hermes Holding GDR	22,500	$135,000
Evercore Partners Cl. A	72,250	902,402
HQ	41,000	310,461
Jefferies Group	9,000	126,540
Lazard Cl. A	36,500	1,085,510
†Mirae Asset Securities	6,000	363,453
Stifel Financial [a]	6,000	275,100

		3,198,466

Other Financial Intermediaries - 1.1%
†NASDAQ OMX Group [a]	37,700	931,567

Total (Cost $9,499,085)		7,463,692

Financial Services – 14.0%
Information and Processing - 4.0%
FactSet Research Systems	10,150	449,036
†Interactive Data	19,100	471,006
Morningstar [a]	26,700	947,850
†Paychex	20,000	525,600
SEI Investments	23,600	370,756
†Western Union	53,500	767,190

		3,531,438

Insurance Brokers - 0.6%
Brown & Brown	2,100	43,890
Gallagher (Arthur J.) & Co.	18,000	466,380

		510,270

Investment Management - 9.4%
Affiliated Managers Group [a]	18,450	773,424
AllianceBernstein Holding L.P.	44,500	925,155
†Ashmore Group	310,000	597,422
†Azimut Holding	94,000	506,314
CapMan Cl. B	129,000	171,874
Cohen & Steers	60,800	668,192
†Invesco	50,100	723,444
†Janus Capital Group	48,400	388,652
†Schroders	50,000	624,397
SHUAA Capital	292,000	79,498
SPARX Group	2,100	322,057
†Sprott	115,000	400,567
†T. Rowe Price Group	28,700	1,017,128
†Trust Company	48,000	162,394
Waddell & Reed Financial Cl. A	28,460	439,992
Westwood Holdings Group	21,500	610,815

		8,411,325

Total (Cost $20,117,486)		12,453,033

Health – 6.1%
Commercial Services - 0.2%
PDI [a]	43,400	174,034

Drugs and Biotech - 1.1%
Caraco Pharmaceutical Laboratories [a]	52,500	310,800
Endo Pharmaceuticals Holdings [a]	12,000	310,560

72 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
†WuXi PharmaTech Cayman ADR [a]	38,700	$309,213

		930,573

Health Services - 3.0%
†Advisory Board (The) [a]	31,600	704,680
†AirMethods [a]	37,900	606,021
eResearch Technology [a]	90,500	600,015
†Pharmaceutical Product Development	10,000	290,100
Res-Care [a]	31,000	465,620

		2,666,436

Medical Products and Devices - 1.8%
†IDEXX Laboratories [a,b]	12,400	447,392
Schein (Henry) [a]	10,000	366,900
Techne Corporation	12,100	780,692

		1,594,984

Total (Cost $5,938,569)		5,366,027

Industrial Products – 15.7%
Automotive - 1.4%
Copart [a]	9,900	269,181
†Gentex Corporation	40,000	353,200
WABCO Holdings	28,100	443,699
†Wonder Auto Technology [a,b]	47,300	185,416

		1,251,496

Building Systems and Components - 2.0%
Armstrong World Industries	15,800	341,596
†Drew Industries [a,b]	68,900	826,800
Simpson Manufacturing	19,900	552,424

		1,720,820

Construction Materials - 0.4%
Owens Corning [a]	17,900	309,670

Industrial Components - 1.2%
GrafTech International [a]	82,100	683,072
†PerkinElmer	27,900	388,089

		1,071,161

Machinery - 3.2%
Franklin Electric	15,600	438,516
†Jinpan International [b]	21,994	319,133
Lincoln Electric Holdings	14,000	713,020
Rofin-SinarTechnologies [a]	28,800	592,704
Tennant Company	17,100	263,340
Woodward Governor	23,600	543,272

		2,869,985

Metal Fabrication and Distribution - 6.0%
†Allegheny Technologies	21,000	536,130
†Carpenter Technology	30,600	628,524
Commercial Metals	29,500	350,165
†Foster (L.B.) Company Cl. A [a]	8,600	269,008
†Fushi Copperweld [a]	49,060	258,547
Haynes International [a]	24,110	593,588
†Kennametal	20,100	446,019
Nucor Corporation	24,000	1,108,800
Schnitzer Steel Industries Cl. A	7,700	289,905
	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
†Sims Group ADR	70,800	$879,336

		5,360,022

Miscellaneous Manufacturing - 0.4%
†China Automation Group	1,700,000	371,376

Pumps, Valves and Bearings - 0.6%
†Gardner Denver [a]	23,100	539,154

Specialty Chemicals and Materials - 0.5%
OM Group [a]	19,200	405,312

Total (Cost $16,223,282)		13,898,996

Industrial Services – 18.2%
Advertising and Publishing - 1.3%
†Airmedia Group ADR [a]	95,500	458,400
ValueClick [a]	95,100	650,484

		1,108,884

Commercial Services - 7.6%
Acacia Research-Acacia Technologies [a]	86,210	262,078
Alliance Data Systems [a]	3,850	179,141
Brink’s Company (The)	14,500	389,760
†Cintas Corporation	13,800	320,574
CRA International [a]	16,772	451,670
Forrester Research [a]	14,200	400,582
Hewitt Associates Cl. A [a]	32,400	919,512
Manpower	22,500	764,775
MAXIMUS	8,600	301,946
†Monster Worldwide [a]	24,000	290,160
MPS Group [a]	33,000	248,490
Ritchie Bros. Auctioneers [b]	21,200	454,104
Sotheby’s	52,900	470,281
Universal Technical Institute [a]	31,500	540,855
†Waste Services [a]	83,886	551,970
Watson Wyatt Worldwide Cl. A	4,650	222,363

		6,768,261

Engineering and Construction - 3.1%
EMCOR Group [a]	13,800	309,534
HLS Systems International [a]	49,530	139,179
Integrated Electrical Services [a]	42,300	370,548
KBR	67,800	1,030,560
NVR [a,b]	2,000	912,500

		2,762,321

Food, Tobacco and Agriculture - 1.5%
†China Green (Holdings)	404,200	323,091
Hanfeng Evergreen [a]	48,100	219,362
†Intrepid Potash [a]	33,600	697,872
Origin Agritech [a]	61,400	125,256

		1,365,581

Industrial Distribution - 0.5%
MSC Industrial Direct Cl. A	12,550	462,217

Printing - 1.0%
†CSS Industries	28,500	505,590
†Multi-Color Corporation	26,100	412,902

		918,492

Transportation and Logistics - 3.2%
Atlas Air Worldwide Holdings [a]	15,708	296,881
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 73

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Landstar System	35,300	$1,356,579
Universal Truckload Services [a]	28,100	397,896
UTI Worldwide	52,600	754,284

		2,805,640

Total (Cost $20,040,746)		16,191,396

Natural Resources – 5.4%
Energy Services - 4.4%
CE Franklin [a]	55,900	140,868
†Ensign Energy Services	24,800	265,578
Exterran Holdings [a]	15,700	334,410
Helmerich & Payne	25,000	568,750
†Oil States International [a]	39,400	736,386
†Pason Systems	72,700	827,408
SEACOR Holdings [a,b]	8,000	533,200
†Trican Well Service	30,800	198,597
Unit Corporation [a]	6,700	179,024
†Yingli Green Energy Holding ADR [a,b]	16,900	103,090

		3,887,311

Oil and Gas - 0.5%
Holly Corporation	22,200	404,706

Precious Metals and Mining - 0.2%
†Seabridge Gold [a,b]	16,000	209,280

Real Estate - 0.3%
St. Joe Company (The) [a,b]	11,600	282,112

Total (Cost $6,694,087)		4,783,409

Technology – 13.9%
Aerospace and Defense - 0.9%
†BE Aerospace [a]	17,300	133,037
HEICO Corporation	17,400	675,642

		808,679

Components and Systems - 1.7%
†Logitech International [a,b]	47,200	735,376
Spectrum Control [a]	21,050	129,247
†VTech Holdings	64,900	275,149
†WesternDigital [a]	27,700	317,165

		1,456,937

Internet Software and Services - 0.8%
†AsiaInfo Holdings [a]	46,200	547,008
Marchex Cl. B	20,000	116,600

		663,608

IT Services - 2.0%
Sapient Corporation [a]	99,800	443,112
SRA International Cl. A [a]	45,100	777,975
Syntel	25,000	578,000

		1,799,087

Semiconductors and Equipment - 2.3%
Advanced Energy Industries [a]	16,900	168,155
Analog Devices	10,000	190,200
Cognex Corporation	50,000	740,000
Diodes [a,b]	41,550	251,793
†Lam Research [a]	16,100	342,608
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
†Varian Semiconductor Equipment
Associates [a]	20,300	$367,836

		2,060,592

Software - 4.1%
†American Software Cl. A	69,920	328,624
†ANSYS [a]	10,000	278,900
Aspen Technology [a]	21,000	152,250
Autodesk [a]	23,000	451,950
National Instruments	41,000	998,760
†NCR Corporation [a]	25,000	353,500
OpenTV Cl. A [a]	70,200	86,346
Pegasystems	65,000	803,400
SkillSoft ADR [a]	30,000	214,200

		3,667,930

Telecommunications - 2.1%
ADTRAN	30,400	452,352
Cogo Group [a]	80,500	391,230
Comtech Telecommunications [a]	4,300	197,026
†NETGEAR [a]	25,600	292,096
Novatel Wireless [a]	32,000	148,480
†Tekelec [a]	28,900	385,526

		1,866,710

Total (Cost $14,736,800)		12,323,543

Miscellaneous[e] – 4.8%
Total (Cost $5,162,313)		4,255,199

TOTAL COMMON STOCKS
(Cost $112,035,256)		86,608,335

PREFERRED STOCK – 0.5%
†Kennedy-Wilson Conv.[d,f]
(Cost $565,000)	565	457,380

REPURCHASE AGREEMENT – 0.5%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $460,000 (collateralized
by obligations of various U.S. Government
Agencies, valued at $472,219)
(Cost $460,000)		460,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.5%
U.S. Treasury Bonds
5.375%-6.00%
due 2/15/26-2/15/31	$31,749	32,249
U.S. Treasury Notes
3.625%-4.00%
due 7/15/09-3/15/10	2,872	2,913

74 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Opportunity Fund

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED (continued)
U.S. Treasury Strip-Principal
due 11/15/21-2/15/36	$33,586	$33,586
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)		3,042,780

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $3,111,528)		3,111,528

TOTAL INVESTMENTS – 102.1%
(Cost $116,171,784)		90,637,243

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(1,850,383)

NET ASSETS – 100.0%		$88,786,860

	SHARES	VALUE
COMMON STOCKS – 94.7%

Consumer Products – 2.9%
Apparel, Shoes and Accessories - 2.0%
Bernard Chaus [a]	1,006,258	$73,457
Frederick’s of Hollywood Group [a]	722,972	180,743
Hanesbrands [a]	571,200	7,282,800
Hartmarx Corporation [a]	592,990	183,827
Jones Apparel Group	767,924	4,500,034
†Liz Claiborne	819,400	2,130,440
Quiksilver [a]	1,348,200	2,480,688
†Tween Brands [a]	572,400	2,472,768
Warnaco Group (The) [a,b]	90,479	1,776,103

		21,080,860

Food/Beverage/Tobacco - 0.1%
†Smart Balance [a,b]	219,300	1,491,240

Home Furnishing and Appliances - 0.4%
†Design Within Reach [a,c]	777,937	528,997
Furniture Brands International	898,900	1,986,569
La-Z-Boy	850,900	1,846,453

		4,362,019

Sports and Recreation - 0.4%
Steinway Musical Instruments [a]	237,000	4,149,870

Total (Cost $101,295,455)		31,083,989

Consumer Services – 10.8%
Leisure and Entertainment - 1.2%
Carmike Cinemas [b]	433,459	1,582,125
Cinemark Holdings	702,800	5,221,804
Regal Entertainment Group Cl. A	598,400	6,109,664

		12,913,593

Media and Broadcasting - 0.3%
Ballantyne of Omaha [a,b]	521,300	641,199
Cox Radio Cl. A [a]	441,700	2,654,617

		3,295,816

Online Commerce - 0.6%
Alloy [a]	411,900	1,742,337
Autobytel [a]	1,553,338	699,002
MIVA [a]	915,929	164,867
1-800-FLOWERS.COM Cl. A [a]	1,006,036	3,843,058

		6,449,264

Restaurants and Lodgings - 0.6%
Jamba [a]	1,956,867	841,453
Krispy Kreme Doughnuts [a,b]	1,701,100	2,857,848
Rubio’s Restaurants [a,b,c]	631,500	2,254,455

		5,953,756

Retail Stores - 8.1%
bebe Stores	313,400	2,341,098
Brown Shoe	871,944	7,385,366
†Cabela’s [a,b]	683,800	3,986,554
Collective Brands [a]	678,300	7,949,676
Conn’s [a,b]	185,257	1,570,979
Cost Plus [a,c]	1,173,665	1,100,898
dELiA*s [a,b,c]	1,824,450	4,013,790
Dillard’s Cl. A	990,900	3,933,873
Eddie Bauer Holdings [a]	1,230,445	627,527

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 75

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Fred’s Cl. A	224,944	$2,420,397
Gander Mountain [a,b]	734,968	1,712,475
Genesco [b]	385,990	6,530,951
Group 1 Automotive	202,190	2,177,586
Lithia Motors Cl. A	874,860	2,852,044
MarineMax [a,c]	984,100	3,336,099
New York & Company [a,b]	895,814	2,078,289
Pacific Sunwear of California [a]	634,100	1,008,219
Pep Boys-Manny, Moe & Jack (The)	649,550	2,682,642
Rent-A-Center [a]	634,700	11,202,455
REX Stores [a,c]	654,000	5,277,780
Saks [a]	1,051,750	4,606,665
Sonic Automotive Cl. A	741,000	2,949,180
Tuesday Morning [a]	519,759	847,207
West Marine [a,b]	850,963	3,608,083

		86,199,833

Total (Cost $296,890,005)		114,812,262

Financial Intermediaries – 4.6%
Banking - 2.3%
Cascade Financial	245,843	1,332,469
First BanCorp of Puerto Rico	734,204	8,179,033
First Commonwealth Financial	244,400	3,025,672
Guaranty Bancorp [a]	733,301	1,466,602
Old National Bancorp	199,100	3,615,656
Pacific Mercantile Bancorp	132,700	650,230
Superior Bancorp [a,b]	90,300	286,251
Texas Capital Bancshares [a]	217,600	2,907,136
Umpqua Holdings	214,700	3,106,709

		24,569,758

Insurance - 1.8%
†Ambac Financial Group [b]	355,300	461,890
†Fidelity National Financial Cl. A	460,600	8,175,650
†Hilltop Holdings [a]	452,900	4,411,246
†MBIA [a,b]	221,400	901,098
Meadowbrook Insurance Group	787,600	5,072,144

		19,022,028

Real Estate Investment Trusts - 0.1%
RAIT Financial Trust	402,700	1,047,020

Securities Brokers - 0.4%
Evercore Partners Cl. A	357,300	4,462,677

Total (Cost $67,950,788)		49,101,483

Financial Services – 0.1%
Diversified Financial Services - 0.1%
Advanta Corporation Cl. B	360,347	753,125

Total (Cost $3,696,292)		753,125

Health – 5.4%
Commercial Services - 0.6%
†Greatbatch [a]	249,042	6,589,651

Drugs and Biotech - 1.0%
Cambrex Corporation [a]	1,334,708	6,166,351
	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Life Technologies [a]	129,700	$3,023,307
Par Pharmaceutical Companies [a]	120,550	1,616,576

		10,806,234

Health Services - 2.6%
Albany Molecular Research [a]	247,759	2,413,173
Allion Healthcare [a]	941,564	3,879,244
AMICAS [a]	480,832	802,989
Kindred Healthcare [a]	359,800	4,684,596
PharMerica Corporation [a]	540,709	8,472,910
QuadraMed [a,b]	437,807	2,145,254
RehabCare Group [a]	322,530	4,889,555

		27,287,721

Medical Products and Devices - 1.2%
†AngioDynamics [a]	517,100	7,079,099
Del Global Technologies [a]	753,148	466,952
Digirad Corporation [a]	757,422	439,305
HealthTronics [a]	732,144	1,647,324
Home Diagnostics [a]	601,343	2,988,674

		12,621,354

Total (Cost $76,139,715)		57,304,960

Industrial Products – 26.0%
Automotive - 0.3%
Cooper Tire & Rubber	298,768	1,840,411
Lear Corporation [a]	773,800	1,091,058

		2,931,469

Building Systems and Components - 0.4%
NCI Building Systems [a]	218,300	3,558,290
PGT [a,b]	766,081	865,671

		4,423,961

Construction Materials - 1.3%
Building Materials Holding Corporation [a,b]	1,305,485	483,029
Louisiana-Pacific Corporation	1,306,600	2,038,296
Trex Company [a,b]	708,300	11,658,618

		14,179,943

Industrial Components - 3.6%
CTS Corporation	769,345	4,239,091
Gerber Scientific [a]	996,500	5,092,115
GrafTech International [a]	779,960	6,489,267
Hawk Corporation Cl. A [a]	208,700	3,464,420
Mueller Water Products Cl. B	532,775	4,496,621
Planar Systems [a,b,c]	1,105,561	674,392
Timken Company (The)	572,600	11,240,138
Zygo Corporation [a]	393,605	2,719,811

		38,415,855

Machinery - 4.1%
Astec Industries [a]	298,333	9,346,773
Baldor Electric	290,000	5,176,500
Baldwin Technology Cl. A [a]	573,400	917,440
EnPro Industries [a]	309,500	6,666,630
Flow International [a]	1,523,796	3,687,586
Hardinge	471,240	1,908,522
Hurco Companies [a,b]	246,795	2,961,540

76 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Intermec [a,b]	607,250	$8,064,280
Thermadyne Holdings [a,b]	665,771	4,573,847

		43,303,118

Metal Fabrication and Distribution - 4.2%
Carpenter Technology	408,881	8,398,416
Commercial Metals	315,290	3,742,492
Haynes International [a,b]	319,000	7,853,780
Insteel Industries	273,784	3,091,021
Ladish Company [a]	233,200	3,229,820
NN	682,408	1,562,714
Northwest Pipe [a,b]	107,286	4,571,457
RTI International Metals [a]	284,500	4,071,195
Trinity Industries	526,650	8,300,004

		44,820,899

Miscellaneous Manufacturing - 3.0%
American Technology [a]	190,400	161,840
Barnes Group	518,300	7,515,350
Crane Company	480,200	8,278,648
Flanders Corporation [a]	1,148,320	5,385,621
Griffon Corporation [a]	1,074,327	10,023,471

		31,364,930

Paper and Packaging - 0.8%
Albany International Cl. A	508,000	6,522,720
Graphic Packaging Holding Company [a,b]	2,039,700	2,325,258

		8,847,978

Pumps, Valves and Bearings - 1.0%
CIRCOR International	184,400	5,071,000
Gardner Denver [a]	212,500	4,959,750

		10,030,750

Specialty Chemicals and Materials - 6.8%
Aceto Corporation	266,483	2,667,495
Calgon Carbon [a]	256,915	3,946,214
Chemtura Corporation [b]	1,457,000	2,039,800
Cytec Industries	328,513	6,971,046
Ferro Corporation	870,000	6,133,500
H.B. Fuller Company	360,400	5,806,044
Lydall [a]	788,100	4,531,575
Material Sciences [a]	679,900	1,053,845
OM Group [a]	237,880	5,021,647
Park Electrochemical	466,300	8,841,048
Penford Corporation	351,912	3,561,349
PolyOne Corporation [a,b]	1,383,550	4,358,183
Quaker Chemical	219,800	3,615,710
†Rockwood Holdings [a,b]	391,900	4,232,520
Solutia [a]	808,800	3,639,600
Spartech Corporation	901,900	5,645,894

		72,065,470

Textiles - 0.5%
Dixie Group [a,c]	649,132	993,172
Unifi [a]	1,428,600	4,028,652

		5,021,824

Total (Cost $449,005,925)		275,406,197

	SHARES	VALUE
Industrial Services – 7.3%
Advertising and Publishing - 1.5%
Harris Interactive [a]	953,919	$620,047
Journal Register [a,b]	490,976	1,718
McClatchy Company (The) Cl. A	932,500	746,000
MDC Partners Cl. A [a]	499,573	1,518,702
Media General Cl. A	829,000	1,450,750
Scholastic Corporation	437,300	5,938,534
ValueClick [a]	856,391	5,857,715

		16,133,466

Commercial Services - 2.1%
Access Integrated Technologies Cl. A [a]	1,217,200	450,364
Furmanite Corporation [a]	872,599	4,703,309
Lincoln Educational Services [a]	282,618	3,744,689
Rentrak Corporation [a]	303,300	3,575,907
TRC Companies [a,c]	1,709,647	3,316,715
Volt Information Sciences [a,b]	832,179	6,016,654

		21,807,638

Engineering and Construction - 2.2%
Champion Enterprises [a]	1,332,100	745,976
Fleetwood Enterprises [a]	1,649,900	164,990
Great Lakes Dredge & Dock	453,600	1,882,440
Hovnanian Enterprises Cl. A [a,b]	835,132	1,436,427
iShares Dow Jones US Home Construction
Index Fund	208,200	2,061,180
M.D.C. Holdings	280,200	8,490,060
† Toll Brothers [a]	405,984	8,700,237

		23,481,310

Food, Tobacco and Agriculture - 0.2%
Andersons (The)	130,965	2,158,303

Printing - 0.7%
Bowne & Co.	1,180,200	6,939,576

Transportation and Logistics - 0.6%
AirTran Holdings [a,b]	752,500	3,341,100
Overseas Shipholding Group	27,700	1,166,447
YRC Worldwide [a,b]	736,527	2,113,833

		6,621,380

Total (Cost $181,680,113)		77,141,673

Natural Resources – 3.1%
Energy Services - 1.8%
†Allis-Chalmers Energy [a]	578,900	3,183,950
Matrix Service [a]	587,600	4,506,892
Newpark Resources [a]	1,570,100	5,809,370
Pioneer Drilling [a]	429,300	2,391,201
StealthGas	777,234	3,746,268

		19,637,681

Oil and Gas - 0.6%
Pengrowth Energy Trust	415,300	3,164,586
Stone Energy [a]	168,900	1,861,278
Swift Energy [a]	73,600	1,237,216

		6,263,080

Precious Metals and Mining - 0.7%
Century Aluminum [a]	363,000	3,630,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 77

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Walter Industries	196,600	$3,442,466

		7,072,466

Total (Cost $60,968,870)		32,973,227

Technology – 30.1%
Aerospace and Defense - 2.5%
BE Aerospace [a]	503,062	3,868,547
CPI Aerostructures [a,c]	305,100	1,678,050
Ducommun	172,900	2,887,430
GenCorp [a]	1,013,842	3,730,938
Hexcel Corporation [a,b]	879,700	6,500,983
Kaman Corporation	406,813	7,375,520

		26,041,468

Components and Systems - 4.5%
Analogic Corporation	109,037	2,974,529
Benchmark Electronics [a]	585,150	7,472,366
Cray [a]	1,455,013	3,026,427
Data I/O Corporation [a]	289,600	692,144
Dot Hill Systems [a]	2,114,552	1,712,787
Evans & Sutherland Computer [a,c]	806,730	484,038
Hypercom Corporation [a]	1,616,416	1,745,729
InFocus Corporation [a]	1,724,905	1,360,950
Interlink Electronics [a,b,c]	892,775	124,989
Interphase Corporation [a,c]	392,400	651,384
Keithley Instruments	378,100	1,380,065
KEMET Corporation [a,b]	1,669,400	450,738
Maxwell Technologies [a]	786,900	3,989,583
Mercury Computer Systems [a]	763,111	4,815,230
Merix Corporation [a,c]	1,582,267	474,680
Newport Corporation [a]	715,487	4,851,002
OSI Systems [a]	253,139	3,505,975
†Perceptron [a]	402,813	1,357,480
SCM Microsystems [a,c]	894,420	2,012,445
SigmaTron International [a,c]	310,740	708,487
Vishay Intertechnology [a]	1,217,500	4,163,850

		47,954,878

Distribution - 0.0%
Bell Microproducts [a,b]	625,970	375,582

Internet Software and Services - 3.2%
EarthLink [a]	1,525,000	10,309,000
InfoSpace	836,919	6,318,738
Interwoven [a]	528,440	6,658,344
Jupitermedia Corporation [a]	1,130,482	418,278
Lionbridge Technologies [a]	993,810	1,242,263
LookSmart [a]	431,377	703,145
RealNetworks [a]	1,294,015	4,567,873
SupportSoft [a]	1,589,900	3,545,477

		33,763,118

Semiconductors and Equipment - 9.4%
Actel Corporation [a]	726,563	8,515,318
Advanced Energy Industries [a]	667,856	6,645,167
ANADIGICS [a]	1,285,330	1,902,288
AXT [a]	1,077,272	1,454,317
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Brooks Automation [a]	771,600	$4,482,996
BTU International [a,b,c]	497,954	1,991,816
Cascade Microtech [a]	339,372	661,776
Cohu	449,900	5,466,285
Electroglas [a,b,c]	1,407,727	201,305
Fairchild Semiconductor International [a]	888,700	4,345,743
FEI Company [a]	387,800	7,313,908
GSI Group [a]	993,476	568,467
Ikanos Communications [a]	1,364,221	1,718,919
International Rectifier [a]	327,900	4,426,650
Kulicke & Soffa Industries [a,b]	1,091,100	1,854,870
LeCroy Corporation [a,c]	811,536	2,475,185
Mentor Graphics [a]	625,800	3,235,386
Nanometrics [a,b,c]	1,495,336	1,734,590
†Novellus Systems [a]	466,001	5,750,452
Pericom Semiconductor [a]	819,069	4,488,498
PLX Technology [a]	1,060,101	1,823,374
Sanmina-SCI Corporation [a]	1,877,900	882,613
Silicon Storage Technology [a]	1,256,150	2,876,584
TriQuint Semiconductor [a]	1,547,300	5,322,712
TTM Technologies [a]	374,700	1,952,187
Ultra Clean Holdings [a]	441,500	887,415
Varian [a]	199,100	6,671,841
Veeco Instruments [a]	773,800	4,905,892
White Electronic Designs [a]	616,490	2,256,353
Zoran Corporation [a]	360,700	2,463,581

		99,276,488

Software - 2.9%
Aspen Technology [a]	644,835	4,675,054
Avid Technology [a]	108,612	1,184,957
Borland Software [a]	1,357,601	1,425,481
Bottomline Technologies [a,c]	1,341,923	9,527,653
Concurrent Computer [a]	315,987	1,074,356
Epicor Software [a]	612,685	2,940,888
Majesco Entertainment [a]	866,322	485,140
MSC.Software [a]	637,600	4,259,168
QAD	655,962	2,748,481
†TeleCommunication Systems Cl. A [a]	308,250	2,647,867

		30,969,045

Telecommunications - 7.6%
ADC Telecommunications [a]	962,945	5,267,309
ClearOne Communications [a,c]	699,862	2,750,458
General Communication Cl. A [a]	765,945	6,196,495
Globecomm Systems [a]	591,953	3,249,822
Harmonic [a]	848,700	4,761,207
Harris Stratex Networks Cl. A [a]	1,425,903	7,357,659
†Loral Space & Communications [a,b]	373,262	5,423,497
MasTec [a]	605,400	7,010,532
Network Equipment Technologies [a,b,c]	1,508,893	4,345,612
Oplink Communications [a]	793,661	6,825,485
Optical Cable [a,c]	307,365	829,885
Powerwave Technologies [a,b]	1,465,750	732,875
Symmetricom [a]	1,454,904	5,746,871
Tekelec [a]	823,850	10,990,159

78 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Special Equity Fund

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Tollgrade Communications [a,c]	813,184	$3,887,019
UTStarcom [a]	2,262,802	4,186,184
Westell Technologies Cl. A [a]	2,396,109	634,969

		80,196,038

Total (Cost $630,228,633)		318,576,617

Miscellaneous[e] – 4.4%
Total (Cost $70,020,473)		45,955,986

TOTAL COMMON STOCKS
(Cost $1,937,876,269)		1,003,109,519

REPURCHASE AGREEMENT – 5.8%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $61,744,034 (collateralized
by obligations of various U.S. Government
Agencies, valued at $67,680,000)
(Cost $61,744,000)		61,744,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $20,099,340)		20,099,340

TOTAL INVESTMENTS – 102.4%
(Cost $2,019,719,609)		1,084,952,859

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(25,419,029)

NET ASSETS – 100.0%		$1,059,533,830

	SHARES	VALUE
COMMON STOCKS – 72.6%

Consumer Products – 13.4%
Apparel, Shoes and Accessories - 1.3%
K-Swiss Cl. A	125,000	$1,425,000
Movado Group	355,000	3,333,450
†Wolverine World Wide	98,300	2,068,232

		6,826,682

Food/Beverage/Tobacco - 3.8%
Lancaster Colony	465,000	15,949,500
National Beverage [a]	339,017	3,051,153

		19,000,653

Home Furnishing and Appliances - 8.3%
Ethan Allen Interiors	65,000	934,050
Koss Corporation [c]	201,000	1,869,300
National Presto Industries [c]	475,000	36,575,000
†Universal Electronics [a]	119,000	1,930,180

		41,308,530

Total (Cost $54,268,607)		67,135,865

Consumer Services – 8.3%
Leisure and Entertainment - 0.5%
Bowl America Cl. A [c]	262,500	2,430,750

Restaurants and Lodgings - 1.5%
CEC Entertainment [a]	75,350	1,827,238
Frisch’s Restaurants	315,600	5,949,060

		7,776,298

Retail Stores - 6.3%
†American Eagle Outfitters	343,800	3,217,968
AnnTaylor Stores [a]	111,400	642,778
Arden Group Cl. A	113,900	14,351,400
†Barnes & Noble	100,000	1,500,000
Brown Shoe	65,000	550,550
Dollar Tree [a]	73,100	3,055,580
†Gymboree Corporation [a]	304,500	7,944,405

		31,262,681

Total (Cost $35,120,316)		41,469,729

Financial Services – 0.5%
Information and Processing - 0.5%
†Interactive Data	92,700	2,285,982

Total (Cost $1,918,089)		2,285,982

Health – 5.4%
Health Services - 0.2%
Psychemedics Corporation	156,797	1,012,909

Medical Products and Devices - 5.2%
Atrion Corporation	84,000	8,156,400
Bio-Rad Laboratories Cl. A [a,b]	237,100	17,856,001
Utah Medical Products	8,900	195,355

		26,207,756

Total (Cost $20,132,111)		27,220,665

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 79

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrial Products – 26.9%
Automotive - 2.1%
Dorman Products [a]	798,200	$10,536,240

Building Systems and Components - 0.6%
†Quanex Building Products	325,000	3,045,250

Industrial Components - 2.6%
Hubbell Cl. B	393,100	12,846,508

Machinery - 10.4%
Ampco-Pittsburgh	253,000	5,490,100
Cascade Corporation	200,000	5,972,000
†Columbus McKinnon [a]	150,700	2,057,055
Hurco Companies [a,b]	175,000	2,100,000
K-Tron International [a]	69,000	5,513,100
Nordson Corporation	128,333	4,143,873
Regal-Beloit	235,000	8,927,650
Rofin-Sinar Technologies [a]	495,000	10,187,100
Sun Hydraulics	53,200	1,002,288
Wabtec Corporation	157,600	6,264,600

		51,657,766

Metal Fabrication and Distribution - 2.7%
Carpenter Technology	296,000	6,079,840
Central Steel & Wire	920	533,600
Insteel Industries	247,300	2,792,017
Kennametal	187,500	4,160,625

		13,566,082

Miscellaneous Manufacturing - 2.3%
Carlisle Companies	240,000	4,968,000
Standex International	336,529	6,676,735

		11,644,735

Pumps, Valves and Bearings - 0.6%
†Kaydon Corporation	89,300	3,067,455

Specialty Chemicals and Materials - 5.6%
Hawkins [c]	547,500	8,371,275
Lubrizol Corporation (The)	167,300	6,088,047
Park Electrochemical	541,300	10,263,048
Schulman (A.)	200,813	3,413,821

		28,136,191

Total (Cost $138,462,317)		134,500,227

Industrial Services – 10.3%
Advertising and Publishing - 0.4%
†Meredith Corporation	111,200	1,903,744

Commercial Services - 2.1%
MPS Group [a]	292,900	2,205,537
Watson Wyatt Worldwide Cl. A	179,900	8,602,818

		10,808,355

Industrial Distribution - 5.1%
Applied Industrial Technologies	350,000	6,622,000
Lawson Products [c]	431,058	9,849,675
Watsco	232,000	8,908,800

		25,380,475

Printing - 1.6%
CSS Industries	452,000	8,018,480

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics - 1.1%
Arkansas Best	178,800	$5,383,668

Total (Cost $56,889,279)		51,494,722

Natural Resources – 2.0%
Energy Services - 2.0%
†Lufkin Industries	63,000	2,173,500
NATCO Group Cl. A [a]	109,900	1,668,282
RPC	385,600	3,763,456
Superior Well Services [a]	228,000	2,280,000

Total (Cost $16,474,128)		9,885,238

Technology – 3.6%
Components and Systems - 2.7%
AVX Corporation	255,000	2,024,700
MKS Instruments [a]	261,700	3,870,543
Rimage Corporation [a]	189,162	2,536,662
Thomas & Betts [a]	214,800	5,159,496

		13,591,401

Semiconductors and Equipment - 0.4%
Advanced Energy Industries [a]	213,200	2,121,340

Telecommunications - 0.5%
†Plantronics	181,400	2,394,480

Total (Cost $26,267,939)		18,107,221

Miscellaneous[e] – 2.2%
Total (Cost $10,273,782)		10,806,019

TOTAL COMMON STOCKS
(Cost $359,806,568)		362,905,668

REPURCHASE AGREEMENT – 28.3%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $141,217,078 (collateralized
by obligations of various U.S. Government
Agencies, valued at $163,231,200)
(Cost $141,217,000)		141,217,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $27,207)		27,207

TOTAL INVESTMENTS – 100.9%
(Cost $501,050,775)		504,149,875

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(4,743,314)

NET ASSETS – 100.0%		$499,406,561

80 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.6%

Consumer Products – 6.7%
Apparel, Shoes and Accessories - 2.5%
Fossil [a]	764,904	$12,773,897
Polo Ralph Lauren	199,200	9,045,672

		21,819,569

Food/Beverage/Tobacco - 1.0%
Sanderson Farms	247,151	8,541,539

Health, Beauty and Nutrition - 2.2%
†NBTY [a]	888,050	13,897,982
Nu Skin Enterprises Cl. A	467,200	4,872,896

		18,770,878

Sports and Recreation - 1.0%
Thor Industries	634,000	8,356,120

Total (Cost $93,580,319)		57,488,106

Consumer Services – 6.3%
Leisure and Entertainment - 1.2%
International Speedway Cl. A	362,500	10,414,625

Retail Stores - 5.1%
†Abercrombie & Fitch Cl. A	447,500	10,323,825
American Eagle Outfitters	1,468,200	13,742,352
Buckle (The)	458,033	9,994,280
Dress Barn (The) [a]	902,300	9,690,702

		43,751,159

Total (Cost $84,898,930)		54,165,784

Financial Intermediaries – 9.8%
Insurance - 7.2%
Aspen Insurance Holdings	604,800	14,666,400
Max Capital Group	713,197	12,623,587
PartnerRe	257,900	18,380,533
†Validus Holdings	598,700	15,661,992

		61,332,512

Securities Brokers - 2.6%
Knight Capital Group Cl. A [a]	1,369,900	22,123,885

Total (Cost $86,812,466)		83,456,397

Financial Services – 1.1%
Investment Management - 1.1%
Federated Investors Cl. B	539,006	9,141,542

Total (Cost $11,158,373)		9,141,542

Health – 2.4%
Drugs and Biotech - 2.4%
Endo Pharmaceuticals Holdings [a]	779,100	20,163,108

Total (Cost $19,703,639)		20,163,108

Industrial Products – 17.9%
Building Systems and Components - 1.6%
Simpson Manufacturing	492,200	13,663,472

Machinery - 5.0%
Lincoln Electric Holdings	489,500	24,930,235
Rofin-Sinar Technologies [a]	424,244	8,730,942
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Woodward Governor	382,861	$8,813,460

		42,474,637

Metal Fabrication and Distribution - 7.1%
Carpenter Technology	688,767	14,147,274
Haynes International [a]	78,314	1,928,091
Reliance Steel & Aluminum	542,300	10,813,462
Schnitzer Steel Industries Cl. A	473,600	17,831,040
†Sims Group ADR	1,322,238	16,422,196

		61,142,063

Pumps, Valves and Bearings - 4.2%
Gardner Denver [a]	914,500	21,344,430
†IDEX Corporation	367,400	8,872,710
Pfeiffer Vacuum Technology	80,600	5,336,973

		35,554,113

Total (Cost $235,684,832)		152,834,285

Industrial Services – 12.1%
Commercial Services - 7.1%
Heidrick & Struggles International	658,966	14,194,128
Korn/Ferry International [a]	1,316,100	15,029,862
Resources Connection [a]	700,474	11,473,764
†Robert Half International	550,400	11,459,328
TrueBlue [a]	947,537	9,067,929

		61,225,011

Food, Tobacco and Agriculture - 3.1%
†CF Industries Holdings	259,300	12,747,188
†Hormel Foods	438,044	13,614,407

		26,361,595

Industrial Distribution - 1.9%
Applied Industrial Technologies	573,100	10,843,052
MSC Industrial Direct Cl. A	149,800	5,517,134

		16,360,186

Total (Cost $143,256,830)		103,946,792

Natural Resources – 26.3%
Energy Services - 13.0%
Ensign Energy Services	1,182,700	12,665,285
Helmerich & Payne	405,400	9,222,850
†Major Drilling Group International [c]	1,195,100	12,101,053
Oil States International [a]	1,157,309	21,630,105
Patterson-UTI Energy	778,600	8,961,686
†Rowan Companies	658,200	10,465,380
RPC	189,440	1,848,934
Tesco Corporation [a]	578,700	4,131,918
Trican Well Service	1,136,800	7,330,035
Unit Corporation [a]	845,475	22,591,092

		110,948,338

Oil and Gas - 1.6%
Cimarex Energy	505,600	13,539,968

Precious Metals and Mining - 11.7%
Agnico-Eagle Mines	381,000	19,556,730
Gammon Gold [a]	1,877,400	10,269,378
Hecla Mining [a]	1,877,500	5,257,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 81

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Ivanhoe Mines [a,b]	1,536,600	$4,148,820
Pan American Silver [a]	975,930	16,659,125
†Randgold Resources ADR	455,900	20,023,128
Red Back Mining [a]	1,552,200	10,800,647
Silver Standard Resources [a,b]	869,701	13,863,034

		100,577,862

Total (Cost $362,342,013)		225,066,168

Technology – 13.0%
Aerospace and Defense - 1.0%
†Ceradyne [a]	430,000	8,733,300

Components and Systems - 1.4%
MKS Instruments [a]	787,600	11,648,604

IT Services - 0.5%
Total System Services	283,200	3,964,800

Semiconductors and Equipment - 5.9%
Advanced Energy Industries [a]	974,465	9,695,927
Cabot Microelectronics [a]	232,200	6,053,454
†Lam Research [a]	517,000	11,001,760
Novellus Systems [a]	598,531	7,385,873
†Varian Semiconductor Equipment
Associates [a]	524,000	9,494,880
Verigy [a]	724,931	6,973,836

		50,605,730

Telecommunications - 4.2%
Comtech Telecommunications [a]	468,700	21,475,834
NETGEAR [a]	1,307,800	14,921,998

		36,397,832

Total (Cost $171,135,670)		111,350,266

Miscellaneous[e] – 1.0%
Total (Cost $12,832,783)		8,965,038

TOTAL COMMON STOCKS
(Cost $1,221,405,855)		826,577,486

REPURCHASE AGREEMENT – 4.1%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $34,780,019 (collateralized
by obligations of various U.S. Government
Agencies, valued at $35,653,913)
(Cost $34,780,000)		34,780,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $7,511,837)		7,511,837

VALUE
TOTAL INVESTMENTS – 101.6%
(Cost $1,263,697,692)	$868,869,323

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%	(13,435,744)

NET ASSETS – 100.0%	$855,433,579

82 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 91.9%

Consumer Products – 4.1%
Apparel, Shoes and Accessories - 0.8%
Gildan Activewear [a]	1,422,800	$16,732,128

Food/Beverage/Tobacco - 2.0%
†Heckmann Corporation [a,b]	2,500,000	14,125,000
†Heckmann Corporation (Warrants) [a]	2,000,000	2,300,000
Sanderson Farms	665,549	23,001,374

		39,426,374

Health, Beauty and Nutrition - 1.3%
Inter Parfums	1,255,304	9,640,735
NutriSystem [b]	1,108,874	16,178,471

		25,819,206

Total (Cost $136,478,380)		81,977,708

Consumer Services – 5.3%
Leisure and Entertainment - 1.5%
DreamWorks Animation SKG Cl. A [a]	1,163,200	29,382,432

Online Commerce - 0.9%
Liquidity Services [a]	1,313,400	10,940,622
†LoopNet [a,b]	1,082,000	7,379,240

		18,319,862

Restaurants and Lodgings - 0.8%
†Chipotle Mexican Grill Cl. A [a,b]	243,000	15,061,140
Cosi [a,c]	3,997,600	1,155,306

		16,216,446

RetailStores - 2.1%
A.C. Moore Arts & Crafts [a,c]	1,883,100	2,636,340
Casual Male Retail Group [a,c]	4,081,600	2,122,432
Christopher & Banks [c]	2,153,900	12,061,840
†Monro Muffler Brake	563,472	14,368,536
†Tractor Supply [a]	296,500	10,715,510

		41,904,658

Total (Cost $222,907,604)		105,823,398

Financial Intermediaries – 4.6%
Banking - 0.6%
Bancorp (The) [a]	611,300	2,292,375
Enterprise Financial Services	524,800	7,997,952
Umpqua Holdings	105,300	1,523,691

		11,814,018

Securities Brokers - 2.7%
†KBW [a,b]	64,700	1,488,100
Knight Capital Group Cl. A [a]	2,326,700	37,576,205
TradeStationGroup [a,c]	2,190,000	14,125,500

		53,189,805

Securities Exchanges - 1.3%
MarketAxess Holdings [a]	730,000	5,956,800
TMX Group	1,021,700	20,847,811

		26,804,611

Total (Cost $140,509,275)		91,808,434

	SHARES	VALUE
Financial Services – 3.4%
Information and Processing - 1.9%
Morningstar [a,b]	697,000	$24,743,500
SEI Investments	786,400	12,354,344

		37,097,844

Insurance Brokers - 1.4%
Brown & Brown	1,385,100	28,948,590

Investment Management - 0.1%
U.S. Global Investors Cl. A	500,000	2,445,000

Total (Cost $95,727,559)		68,491,434

Health – 7.8%
Drugs and Biotech - 5.0%
†Affymetrix [a]	2,374,300	7,099,157
Arena Pharmaceuticals [a,b]	1,492,000	6,221,640
Cypress Bioscience [a,c]	2,384,200	16,307,928
Dyax Corporation [a,c]	3,488,554	12,698,337
Exelixis [a,b]	1,118,100	5,612,862
†Forest Laboratories [a]	659,000	16,784,730
†K-V Pharmaceutical Cl. A [a,b,c]	3,018,323	8,692,770
†Questcor Pharmaceuticals [a,b]	100,000	931,000
†Rigel Pharmaceuticals [a,b]	544,249	4,353,992
Theratechnologies [a]	2,469,600	4,000,972
†Watson Pharmaceuticals [a]	668,000	17,748,760

		100,452,148

Health Services - 0.5%
eResearch Technology [a]	1,378,750	9,141,112

Medical Products and Devices - 2.3%
Anika Therapeutics [a,c]	1,042,395	3,168,881
Caliper Life Sciences [a]	2,191,700	2,125,949
Cerus Corporation [a,b,c]	2,884,500	2,019,150
HealthTronics [a,c]	3,358,000	7,555,500
Patterson Companies [a]	778,300	14,593,125
Shamir Optical Industry [c]	899,900	2,546,717
Vital Images [a,c]	1,078,566	15,002,853

		47,012,175

Total (Cost $315,345,418)		156,605,435

Industrial Products – 12.4%
Automotive - 1.1%
Copart [a]	830,000	22,567,700

Building Systems and Components - 0.2%
Drew Industries [a]	281,000	3,372,000

Industrial Components - 3.3%
CLARCOR	707,300	23,468,214
FARO Technologies [a,b,c]	1,284,700	21,660,042
†Littelfuse [a,c]	1,216,000	20,185,600

		65,313,856

Machinery - 1.8%
Rofin-Sinar Technologies [a]	953,740	19,627,969
Tennant Company [c]	1,024,000	15,769,600

		35,397,569

Metal Fabrication and Distribution - 3.0%
Kennametal	1,208,300	26,812,177
Schnitzer Steel Industries Cl. A	462,930	17,429,314

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 83

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Sims Group	504,387	$6,134,382
†Sims Group ADR	815,125	10,123,853

		60,499,726

Miscellaneous Manufacturing - 0.1%
Raven Industries	100,000	2,410,000

Pumps, Valves and Bearings - 1.9%
†Gardner Denver [a]	767,000	17,901,780
†IDEX Corporation	866,400	20,923,560

		38,825,340

Specialty Chemicals and Materials - 1.0%
SymyxTechnologies [a,c]	3,267,577	19,409,408

Total (Cost $363,141,637)		247,795,599

Industrial Services – 10.1%
Commercial Services - 4.5%
†Cintas Corporation	1,013,700	23,548,251
MPS Group [a]	1,572,900	11,843,937
Ritchie Bros. Auctioneers	1,075,600	23,039,352
†Robert Half International	558,800	11,634,216
TrueBlue [a]	1,195,200	11,438,064
UniFirst Corporation	284,400	8,443,836

		89,947,656

Industrial Distribution - 3.7%
Grainger (W.W.)	373,600	29,454,624
Houston Wire & Cable [c]	956,300	8,903,153
MSC Industrial Direct Cl. A	571,300	21,040,979
Watsco	386,100	14,826,240

		74,224,996

Transportation and Logistics - 1.9%
Celadon Group [a,c]	1,998,700	17,048,911
†Heartland Express	805,000	12,686,800
Universal Truckload Services [a]	646,922	9,160,416

		38,896,127

Total (Cost $260,504,791)		203,068,779

Natural Resources – 13.1%
Energy Services - 4.9%
Calfrac Well Services	860,200	6,062,163
CARBO Ceramics	325,400	11,561,462
Ensign Energy Services	1,731,700	18,544,410
Pason Systems	1,491,000	16,969,258
†Rowan Companies	264,200	4,200,780
Tesco Corporation [a]	757,700	5,409,978
Trican Well Service	1,553,800	10,018,832
Unit Corporation [a]	936,700	25,028,624

		97,795,507

Oil and Gas - 0.8%
Bill Barrett [a]	768,200	16,232,066

Precious Metals and Mining - 7.4%
Agnico-Eagle Mines	466,100	23,924,913
Alamos Gold [a]	3,081,600	21,842,041
Denison Mines [a]	1,607,700	1,897,086
Equinox Minerals [a]	2,020,500	2,225,905
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Fronteer Development Group [a,b]	2,556,000	$5,009,760
Gabriel Resources [a]	5,952,300	7,328,875
Gammon Gold [a]	4,216,200	23,062,614
Hecla Mining [a,b]	4,199,900	11,759,720
Ivanhoe Mines [a]	4,090,900	11,045,430
Lundin Mining [a,b]	200,000	192,000
NovaGold Resources [a,b]	4,092,100	6,097,229
Red Back Mining [a]	830,000	5,775,375
Silver Standard Resources [a,b]	1,289,500	20,554,630
Silvercorp Metals	3,839,600	8,117,745

		148,833,323

Total (Cost $487,729,819)		262,860,896

Technology – 26.3%
Components and Systems - 3.1%
Checkpoint Systems [a]	1,116,800	10,989,312
†Dionex Corporation [a]	350,300	15,710,955
Mercury Computer Systems [a,c]	2,048,749	12,927,606
MKS Instruments [a]	748,900	11,076,231
†Trimble Navigation [a]	548,000	11,842,280

		62,546,384

Internet Software and Services - 3.3%
†Akamai Technologies [a]	1,439,000	21,714,510
† IAC/InterActiveCorp [a]	1,391,800	21,893,014
RADVision [a,c]	1,741,600	9,387,224
RealNetworks [a]	3,720,600	13,133,718

		66,128,466

IT Services - 2.5%
Perot Systems Cl. A [a]	1,347,200	18,416,224
† SRA International Cl. A [a]	1,849,200	31,898,700

		50,314,924

Semiconductors and Equipment - 9.3%
Electro Scientific Industries [a]	856,000	5,812,240
Exar Corporation [a,c]	2,271,464	15,150,665
Fairchild Semiconductor International [a]	2,482,800	12,140,892
GSI Group [a]	1,802,000	1,031,104
IPG Photonics [a,b]	2,050,899	27,030,849
†NVIDIA Corporation [a]	2,190,000	17,673,300
Skyworks Solutions [a]	3,670,700	20,335,678
Supertex [a,c]	890,153	21,372,574
†Tessera Technologies [a]	1,533,798	18,221,520
† Varian [a]	803,675	26,931,149
†Varian Semiconductor Equipment Associates [a]	582,100	10,547,652
Verigy [a]	1,026,000	9,870,120

		186,117,743

Software - 4.0%
Avid Technology [a,b,c]	1,866,700	20,365,697
DivX [a,c]	1,786,300	9,342,349
Epicor Software [a]	1,007,200	4,834,560
Intermap Technologies [a]	2,108,700	3,262,550
MSC.Software [a]	2,258,000	15,083,440
National Instruments	667,400	16,257,864

84 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Technology Value Fund

	SHARES	VALUE
Technology (continued)
Software (continued)
Sonic Solutions [a,b,c]	1,488,600	$2,619,936
Ulticom [a]	1,446,300	7,376,130

		79,142,526

Telecommunications - 4.1%
ADTRAN	1,115,300	16,595,664
† Arris Group [a]	3,280,900	26,083,155
†Comverse Technology [a]	2,198,400	13,849,920
Digi International [a,c]	1,413,800	11,465,918
Extreme Networks [a,b]	3,600,000	8,424,000
ORBCOMM [a,b,c]	2,172,101	4,691,738

		81,110,395

Total (Cost $858,940,372)		525,360,438

Miscellaneous [e] – 4.8%
Total (Cost $126,212,409)		96,251,512

TOTAL COMMON STOCKS
(Cost $3,007,497,264)		1,840,043,633

REPURCHASE AGREEMENT – 7.2%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $143,881,080 (collateralized by obligations of various U.S. Government Agencies, valued at $147,868,750) (Cost $143,881,000)		143,881,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $51,162,540)		51,162,540

TOTAL INVESTMENTS – 101.7%
(Cost $3,202,540,804)		2,035,087,173

LIABILITIES LESS CASH AND OTHER ASSETS – (1.7)%		(33,578,815)

NET ASSETS – 100.0%		$2,001,508,358

	SHARES	VALUE
COMMON STOCKS – 92.0%

Aerospace and Defense - 1.1%
†Ceradyne [a]	4,000	$81,240

Total (Cost $112,135)		81,240

Commercial Services - 1.3%
†ICF International [a]	4,000	98,280

Total (Cost $72,669)		98,280

Components and Systems - 6.8%
†Amdocs [a]	4,000	73,160
Brocade Communications Systems [a]	40,100	112,280
†Mercury Computer Systems [a]	10,000	63,100
MKS Instruments [a]	9,000	133,110
† Super Micro Computer [a]	20,000	126,600

Total (Cost $797,165)		508,250

Health Services - 1.1%
†eResearch Technology [a]	12,500	82,875

Total (Cost $74,819)		82,875

Home Furnishing and Appliances - 1.1%
Universal Electronics [a]	5,000	81,100

Total (Cost $125,833)		81,100

Insurance Brokers - 1.4%
†eHealth [a]	7,500	99,600

Total (Cost $71,975)		99,600

Internet Software and Services - 12.0%
† Akamai Technologies [a]	9,000	135,810
†Check Point Software Technologies [a]	5,000	94,950
ePresence [a,d]	350,000	0
Interwoven [a]	6,000	75,600
† j2 Global Communications [a]	7,500	150,300
Marchex Cl. B	12,000	69,960
NIC	10,000	46,000
SupportSoft [a]	40,000	89,200
United Online	22,600	137,182
†Vignette Corporation [a]	10,000	94,100

Total (Cost $1,171,174)		893,102

IT Services - 6.2%
† Jack Henry & Associates	10,000	194,100
SRA International Cl. A [a]	5,000	86,250
†3PAR [a]	10,000	76,700
†Total System Services	7,500	105,000

Total (Cost $443,509)		462,050

Leisure and Entertainment - 1.7%
† DreamWorks Animation SKG Cl. A [a]	5,000	126,300

Total (Cost $134,396)		126,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 85

Schedules of Investments

Royce Technology Value Fund (continued)

	SHARES	VALUE

Securities Brokers - 1.7%
Knight Capital Group Cl. A [a]	8,000	$129,200

Total (Cost $114,316)		129,200

Semiconductors and Equipment - 28.8%
Advanced Energy Industries [a]	10,000	99,500
†Applied Micro Circuits [a]	25,000	98,250
Brooks Automation [a]	40,000	232,400
Cabot Microelectronics [a]	5,000	130,350
Entegris [a]	20,000	43,800
†Entropic Communications [a]	130,000	65,000
Fairchild Semiconductor International [a]	15,000	73,350
Formfactor [a]	5,000	73,000
† Lam Research [a]	8,000	170,240
† Microsemi [a]	9,500	120,080
†Microtune [a]	25,000	51,000
Sigma Designs [a]	24,000	228,000
Skyworks Solutions [a]	15,000	83,100
STEC [a]	20,000	85,200
†Techwell [a]	15,000	97,500
† Tessera Technologies [a]	10,000	118,800
Trident Microsystems [a]	60,100	113,589
Varian Semiconductor Equipment Associates [a]	6,000	108,720
Verigy [a]	9,000	86,580
Zoran Corporation [a]	10,000	68,300

Total (Cost $3,904,554)		2,146,759

Software - 10.9%
Avid Technology [a]	4,000	43,640
†Avocent Corporation [a]	4,000	71,640
† Commvault Systems [a]	10,000	134,100
DivX [a]	7,500	39,225
†Macrovision Solutions [a]	7,500	94,875
MSC. Software [a]	10,000	66,800
OpenTV Cl. A [a]	75,000	92,250
†Phoenix Technologies [a]	25,000	87,500
SeaChange International [a]	5,000	36,050
† Synopsys [a]	8,000	148,160

Total (Cost $995,553)		814,240

Telecommunications - 13.6%
Acme Packet [a]	12,500	65,750
ADC Telecommunications [a]	30,000	164,100
ADTRAN	2,500	37,200
Arris Group [a]	10,000	79,500
†Comtech Telecommunications [a]	2,000	91,640
Digi International [a]	5,000	40,550
F5 Networks [a]	4,000	91,440
Harmonic [a]	25,000	140,250
NETGEAR [a]	10,000	114,100
NeuStar Cl. A [a]	5,000	95,650
Tekelec [a]	7,000	93,380

Total (Cost $1,217,842)		1,013,560

VALUE

Miscellaneous [e]- 4.3%
Total (Cost $442,484)	$317,229

TOTAL COMMON STOCKS
(Cost $9,678,424)	6,853,785

REPURCHASE AGREEMENT – 8.4%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $623,000 (collateralized by obligations of various U.S. Government Agencies, valued at $639,063) (Cost $623,000)	623,000

TOTAL INVESTMENTS – 100.4%
(Cost $10,301,424)	7,476,785

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(30,831)

NET ASSETS – 100.0%	$7,445,954

86 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 88.9%

Consumer Products – 5.3%
Apparel, Shoes and Accessories - 0.7%
Columbia Sportswear	12,300	$435,051

Consumer Electronics - 0.9%
Dolby Laboratories Cl. A [a]	16,900	553,644

Food/Beverage/Tobacco - 1.3%
Sanderson Farms	21,300	736,128

Home Furnishing and Appliances - 1.7%
Ethan Allen Interiors	18,600	267,282
† Mohawk Industries [a]	17,800	764,866

		1,032,148

Sports and Recreation - 0.7%
Thor Industries	30,900	407,262

Total (Cost $4,214,709)		3,164,233

Consumer Services – 3.0%
Retail Stores - 3.0%
Charming Shoppes [a]	190,400	464,576
Dress Barn (The) [a]	49,500	531,630
Tiffany & Co.	34,800	822,324

Total (Cost $1,977,134)		1,818,530

Financial Intermediaries – 11.0%
Insurance - 2.4%
†Berkley (W.R.)	29,000	899,000
†Markel Corporation [a]	1,900	568,100

		1,467,100

Securities Brokers - 6.5%
Evercore Partners Cl. A	59,500	743,155
Interactive Brokers Group Cl. A [a]	50,000	894,500
Jefferies Group	32,700	459,762
Lazard Cl. A	25,200	749,448
†StifelFinancial [a]	10,700	490,595
†Thomas Weisel Partners Group [a]	111,500	526,280

		3,863,740

Securities Exchanges - 0.7%
TMX Group	20,100	410,141

Other Financial Intermediaries - 1.4%
NASDAQ OMX Group [a]	33,500	827,785

Total (Cost $7,032,821)		6,568,766

Financial Services – 13.0%
Information and Processing - 3.8%
Morningstar [a]	27,300	969,150
† MSCI Cl. A [a]	46,000	816,960
SEI Investments	33,000	518,430

		2,304,540

Insurance Brokers - 1.3%
Brown & Brown	36,400	760,760

Investment Management - 7.9%
Affiliated Managers Group [a]	12,897	540,642
AllianceBernstein Holding L.P.	32,400	673,596
Cohen & Steers	27,000	296,730
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Federated Investors Cl. B	54,100	$917,536
GAMCO Investors Cl. A	13,300	363,356
†Janus Capital Group	71,000	570,130
Waddell & Reed Financial Cl. A	60,900	941,514
†Westwood Holdings Group	14,200	403,422

		4,706,926

Total (Cost $11,324,578)		7,772,226

Health – 2.2%
Health Services - 1.0%
†Advisory Board (The) [a]	27,900	622,170

Medical Products and Devices - 1.2%
IDEXX Laboratories [a]	19,101	689,164

Total (Cost $1,670,622)		1,311,334

Industrial Products – 14.9%
Automotive - 0.7%
Gentex Corporation	44,200	390,286

Building Systems and Components - 3.9%
† Armstrong World Industries	39,100	845,342
Drew Industries [a]	41,900	502,800
Simpson Manufacturing	35,500	985,480

		2,333,622

Industrial Components - 2.8%
CLARCOR	11,200	371,616
Donaldson Company	8,400	282,660
FARO Technologies [a]	22,500	379,350
PerkinElmer	45,100	627,341

		1,660,967

Machinery - 3.6%
Franklin Electric	8,000	224,880
Nordson Corporation	6,200	200,198
Rofin-Sinar Technologies [a]	26,900	553,602
Tennant Company	23,700	364,980
†Wabtec Corporation	10,200	405,450
Woodward Governor	18,800	432,776

		2,181,886

Metal Fabrication and Distribution - 3.1%
†Allegheny Technologies	19,200	490,176
Kennametal	32,500	721,175
†Sims Group ADR	53,400	663,228

		1,874,579

Pumps, Valves and Bearings - 0.8%
Gardner Denver [a]	20,300	473,802

Total (Cost $10,310,525)		8,915,142

Industrial Services – 16.5%
Commercial Services - 9.5%
Administaff	46,200	1,001,616
†Cintas Corporation	12,800	297,344
Corinthian Colleges [a]	34,600	566,402
†Corporate Executive Board	12,400	273,544
CRA International [a]	16,713	450,081

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 87

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Grupo Aeroportuario del Centro Norte ADR	41,234	$457,698
Hewitt Associates Cl. A [a]	23,900	678,282
Manpower	18,600	632,214
MPS Group [a]	49,400	371,982
Universal Technical Institute [a]	20,100	345,117
Watson Wyatt Worldwide Cl. A	12,400	592,968

		5,667,248

Engineering and Construction - 3.1%
†Desarrolladora Homex ADR [a]	22,300	509,109
KBR	52,600	799,520
†NVR [a]	1,200	547,500

		1,856,129

Food, Tobacco and Agriculture - 0.9%
†Intrepid Potash [a]	24,500	508,865

Transportation and Logistics - 3.0%
Arkansas Best	14,400	433,584
Landstar System	17,300	664,839
UTI Worldwide	49,900	715,566

		1,813,989

Total (Cost $11,347,968)		9,846,231

Natural Resources – 7.9%
Energy Services - 6.5%
Ensign Energy Services	51,000	546,148
Exterran Holdings [a]	17,600	374,880
†Oil States International [a]	31,600	590,604
Pason Systems	60,000	682,868
SEACOR Holdings [a]	9,500	633,175
Trican Well Service	77,200	497,782
Unit Corporation [a]	20,300	542,416

		3,867,873

Oil and Gas - 0.7%
Cimarex Energy	15,500	415,090

Real Estate - 0.7%
Jones Lang LaSalle	16,500	457,050

Total (Cost $6,710,378)		4,740,013

Technology – 10.6%
Aerospace and Defense - 1.0%
HEICO Corporation Cl. A	20,100	582,096

Components and Systems - 2.6%
Diebold	24,600	691,014
Dionex Corporation [a]	10,000	448,500
Plexus Corporation [a]	23,900	405,105

		1,544,619

IT Services - 1.8%
Sapient Corporation [a]	106,900	474,636
Syntel	25,000	578,000

		1,052,636

Semiconductors and Equipment - 1.4%
Coherent [a]	15,400	330,484
Diodes [a]	12,650	76,659
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
†Varian [a]	13,700	$459,087

		866,230

Software - 3.2%
†Blackbaud	34,100	460,350
Fair Isaac	24,200	408,012
National Instruments	30,900	752,724
Pegasystems	21,900	270,684

		1,891,770

Telecommunications - 0.6%
ADTRAN	25,600	380,928

Total (Cost $8,013,204)		6,318,279

Miscellaneous [e] – 4.5%
Total (Cost $3,291,874)		2,726,252

TOTAL COMMON STOCKS
(Cost $65,893,813)		53,181,006

REPURCHASE AGREEMENT – 11.1%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $6,641,004 (collateralized by obligations of various U.S. Government Agencies, valued at $7,011,875) (Cost $6,641,000)		6,641,000

TOTAL INVESTMENTS – 100.0%
(Cost $72,534,813)		59,822,006

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(27,306)

NET ASSETS – 100.0%		$59,794,700

88 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 96.3%

Consumer Products – 4.7%
Apparel, Shoes and Accessories - 0.6%
Weyco Group	389	$12,857

Food/Beverage/Tobacco - 1.1%
Schiff Nutrition International [a]	4,400	26,268

Home Furnishing and Appliances - 3.0%
Hooker Furniture	2,100	16,086
National Presto Industries	700	53,900

		69,986

Total (Cost $108,266)		109,111

Consumer Services – 4.4%
Leisure and Entertainment - 1.8%
Monarch Casino & Resort [a]	3,100	36,115
New Frontier Media	3,600	6,120

		42,235

Media and Broadcasting - 0.0%
Saga Communications Cl. A [a]	300	495

Restaurants and Lodgings - 0.1%
Nathan’s Famous [a]	200	2,544

Retail Stores - 2.5%
†Charlotte Russe Holding [a]	2,400	15,576
Jos. A. Bank Clothiers [a]	1,600	41,840

		57,416

Total (Cost $164,948)		102,690

Financial Intermediaries – 19.4%
Banking - 1.5%
City Bank	3,000	15,600
First Financial Service	1,210	14,290
Northrim BanCorp	400	4,104

		33,994

Insurance - 17.4%
† American Physicians Service Group	1,900	40,869
American Safety Insurance Holdings [a]	2,800	36,988
Amerisafe [a]	2,700	55,431
Baldwin & Lyons Cl. B	2,000	36,380
†Eastern Insurance Holdings	2,138	17,168
EMC Insurance Group	1,600	41,040
First Mercury Financial [a]	2,500	35,650
†Hallmark Financial Services [a]	3,020	26,486
Meadowbrook Insurance Group	9,399	60,530
Mercer Insurance Group	1,827	23,093
SeaBright Insurance Holdings [a]	2,800	32,872

		406,507

Real Estate Investment Trusts - 0.5%
Gyrodyne Company of America [a]	500	12,495

Total (Cost $620,800)		452,996

Health – 18.9%
Drugs and Biotech - 1.9%
Harvard Bioscience [a]	7,599	20,137
Sinovac Biotech [a]	9,700	13,386
	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Theragenics Corporation [a]	9,900	$11,583

		45,106

Health Services - 1.5%
Metropolitan Health Networks [a]	17,448	27,917
Psychemedics Corporation	900	5,814

		33,731

Medical Products and Devices - 15.4%
Atrion Corporation	400	38,840
Bovie Medical [a]	3,300	20,427
Cardiac Science [a]	4,100	30,750
Cynosure Cl. A [a]	1,700	15,521
Exactech [a]	1,500	25,260
HealthTronics [a]	7,488	16,848
Kensey Nash [a]	1,067	20,711
Medical Action Industries [a]	3,200	32,000
Merit Medical Systems [a]	2,484	44,538
Neogen Corporation [a]	2,550	63,699
Osteotech [a]	6,300	10,647
† Somanetics Corporation [a]	2,400	39,624

		358,865

Personal Care - 0.1%
CCA Industries	577	2,048

Total (Cost $659,097)		439,750

Industrial Products – 13.5%
Automotive - 1.6%
ATC Technology [a]	2,000	29,260
Miller Industries [a]	1,300	6,890

		36,150

Building Systems and Components - 1.0%
†LSI Industries	3,500	24,045

Industrial Components - 3.7%
Bel Fuse Cl. B	1,700	36,040
†CTS Corporation	3,600	19,836
Gerber Scientific [a]	6,114	31,242

		87,118

Machinery - 2.6%
†Ampco-Pittsburgh	1,000	21,700
Core Molding Technologies [a]	2,400	6,240
FreightCar America	1,000	18,270
Hurco Companies [a]	1,200	14,400

		60,610

Metal Fabrication and Distribution - 2.4%
† Foster (L.B.) Company Cl. A [a]	1,300	40,664
Universal Stainless & Alloy Products [a]	1,100	15,939

		56,603

Paper and Packaging - 0.6%
Kapstone Paper and Packaging [a]	5,300	12,614

Specialty Chemicals and Materials - 1.3%
†Landec Corporation [a]	4,733	31,143

Other Industrial Products - 0.3%
Lakeland Industries [a]	751	6,076
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 89

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Other Industrial Products (continued)
Media Sciences International [a]	700	$280

		6,356

Total (Cost $574,214)		314,639

Industrial Services – 11.2%
Commercial Services - 6.2%
†ChinaCast Education [a]	8,300	21,248
†CRA International [a]	1,300	35,009
† ICF International [a]	1,985	48,771
Spherion Corporation [a]	8,600	19,006
Volt Information Sciences [a]	2,900	20,967

		145,001

Industrial Distribution - 1.9%
†Houston Wire & Cable	2,000	18,620
†Sport Supply Group	3,600	25,200

		43,820

Printing - 3.0%
CSS Industries	1,581	28,047
Ennis	2,400	29,064
Schawk	1,100	12,606

		69,717

Transportation and Logistics - 0.1%
Vitran Corporation [a]	300	1,860

Total (Cost $424,636)		260,398

Natural Resources – 3.9%
Energy Services - 1.2%
Bronco Drilling [a]	2,400	15,504
Union Drilling [a]	2,300	11,937

		27,441

Oil and Gas - 2.7%
TransGlobe Energy [a]	8,100	20,007
VAALCO Energy [a]	6,000	44,640

		64,647

Total (Cost $163,401)		92,088

Technology – 18.2%
Aerospace and Defense - 4.7%
Ducommun	1,400	23,380
Dynamics Research [a]	3,400	27,200
Hi-Shear Technology	1,900	17,423
LaBarge [a]	2,900	41,615

		109,618

Components and Systems - 1.5%
†Super Micro Computer [a]	5,400	34,182

Internet Software and Services - 0.0%
Edgewater Technology [a]	500	1,295

IT Services - 2.2%
CIBER [a]	6,300	30,303
TechTeam Global [a]	3,500	20,475

		50,778

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 1.9%
GSI Group [a]	3,600	$2,060
†GSI Technology [a]	8,900	24,386
Image Sensing Systems [a]	1,537	9,791
Ultra Clean Holdings [a]	4,100	8,241

		44,478

Software - 3.5%
American Software Cl. A	4,700	22,090
†Double-Take Software [a]	3,300	29,601
Pervasive Software [a]	1,600	6,768
Versant Corporation [a]	1,500	22,410

		80,869

Telecommunications - 4.4%
Atlantic Tele-Network	1,500	39,825
Soapstone Networks [a]	1,200	3,096
Telestone Technologies [a]	1,400	1,974
USA Mobility	5,022	58,104

		102,999

Total (Cost $635,113)		424,219

Miscellaneous [e] – 2.1%
Total (Cost $110,804)		48,708

TOTAL COMMON STOCKS
(Cost $3,461,279)		2,244,599

REPURCHASE AGREEMENT – 3.3%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $77,000 (collateralized by obligations of various U.S. Government Agencies, valued at $80,000) (Cost $77,000)		77,000

TOTAL INVESTMENTS – 99.6%
(Cost $3,538,279)		2,321,599

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		10,096

NET ASSETS – 100.0%		$2,331,695

90 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 94.5%

Banking - 12.1%
Banca Generali	3,100	$12,089
Bank of N.T. Butterfield & Son	5,193	54,267
Bank Sarasin & Cie Cl. B	3,000	89,621
Banque Privee Edmond de Rothschild	3	74,952
BOK Financial	2,427	98,051
Boston Private Financial Holdings	10,200	69,768
CFS Bancorp	3,400	13,260
CNB Financial	3,700	37,555
†EFG International	3,100	55,513
Fauquier Bankshares	2,400	30,600
First Citizens BancShares Cl. A	225	34,380
HopFed Bancorp	3,600	39,600
International Bancshares	687	14,997
†Julius Baer Holding	2,300	88,476
Kearny Financial	4,000	51,200
Peapack-Gladstone Financial	2,700	71,928
Susquehanna Bancshares	3,700	58,867
†Vontobel Holding	3,000	63,030
Wilber Corporation (The)	6,100	42,395
Wilmington Trust	6,800	151,232

Total (Cost $1,558,011)		1,151,781

Closed-End Funds - 0.2%
KKR Private Equity Investors L.P. [a]	800	2,820
Kohlberg Capital	3,500	12,740

Total (Cost $74,559)		15,560

Commercial Services - 2.1%
Hewitt Associates Cl. A [a]	6,000	170,280
Watson Wyatt Worldwide Cl. A	600	28,692

Total (Cost $189,759)		198,972

Diversified Financial Services - 0.8%
†FCStone Group [a]	7,800	34,554
World Acceptance [a]	2,000	39,520

Total (Cost $179,452)		74,074

Information and Processing - 8.8%
†Fiserv [a]	1,300	47,281
Interactive Data	5,000	123,300
MoneyGram International [a]	18,500	18,685
Morningstar [a]	4,600	163,300
† MSCI Cl. A [a]	10,600	188,256
†Riskmetrics Group [a]	1,800	26,802
SEI Investments	7,400	116,254
† Western Union	11,000	157,740

Total (Cost $952,981)		841,618

Insurance - 10.8%
Alleghany Corporation [a]	400	112,800
Argo Group International Holdings [a]	518	17,571
Aspen Insurance Holdings	1,400	33,950
† Berkley (W.R.)	5,100	158,100
	SHARES	VALUE

Insurance (continued)
CNA Surety [a]	4,900	$94,080
†E-L Financial	150	54,678
† Enstar Group [a]	4,000	236,560
Erie Indemnity Cl. A	4,500	169,335
Infinity Property & Casualty	700	32,711
RLI	600	36,696
Transatlantic Holdings	600	24,036
Validus Holdings	2,300	60,168

Total (Cost $1,030,050)		1,030,685

Insurance Brokers - 1.3%
Brown & Brown	2,600	54,340
Gallagher (Arthur J.) & Co.	2,700	69,957

Total (Cost $134,658)		124,297

Investment Management - 36.6%
Affiliated Managers Group [a]	1,400	58,688
AGF Management Cl. B	10,600	81,572
AllianceBernstein Holding L.P.	16,400	340,956
† Ameriprise Financial	9,600	224,256
Anima	11,000	22,147
AP Alternative Assets L.P.	2,300	2,766
†Ashmore Group	50,000	96,358
†Azimut Holding	10,500	56,556
Calamos Asset Management Cl. A	700	5,180
CapMan Cl. B	7,000	9,327
Cohen & Steers	14,000	153,860
Deutsche Beteiligungs	1,200	20,681
†Eaton Vance	14,300	300,443
†Endeavour Financial	17,900	24,795
Epoch Holding Corporation	2,900	22,011
Federated Investors Cl. B	12,400	210,304
GAMCO Investors Cl. A	3,300	90,156
Hennessy Advisors	11,250	22,388
IGM Financial	2,600	74,662
†Invesco	12,425	179,417
†Investec	8,500	35,396
JAFCO	1,400	35,790
Janus Capital Group	16,700	134,101
MVC Capital	3,800	41,686
†Och-Ziff Capital Management Group Cl. A	10,000	51,500
†Partners Group Holding	850	60,432
†RAB Capital	55,000	8,940
RHJ International [a]	2,900	14,193
†Schroders	10,500	131,123
SHUAA Capital	76,000	20,691
SPARX Group	145	22,237
†Sprott	38,700	134,800
T. Rowe Price Group	6,000	212,640
Trust Company	10,300	34,847
U.S. Global Investors Cl. A	19,700	96,333
†VZ Holding	3,100	117,229
Waddell & Reed Financial Cl. A	14,700	227,262

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 91

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE

Investment Management (continued)
Westwood Holdings Group	4,400	$125,004

Total (Cost $5,963,809)		3,500,727

Real Estate - 1.9%
† Jones Lang LaSalle	5,600	155,120
W.P. Carey & Co.	1,000	23,430

Total (Cost $320,778)		178,550

Securities Brokers - 15.6%
†Bolsas y Mercados Espanoles	4,000	104,734
Cowen Group [a]	5,700	35,568
†Egyptian Financial Group-Hermes Holding GDR	3,500	21,000
FBR Capital Markets [a]	7,800	37,908
Greenhill & Co.	900	62,793
HQ	7,200	54,520
Interactive Brokers Group Cl. A [a]	9,600	171,744
†Investcorp Bank GDR	2,300	6,900
Investment Technology Group [a]	1,200	27,264
Jefferies Group	7,900	111,074
KBW [a]	5,500	126,500
†Kim Eng Holdings	100,000	75,549
Lazard Cl. A	4,300	127,882
†MF Global [a]	9,000	18,360
†Mirae Asset Securities	1,030	62,393
Mizuho Investors Securities	17,000	13,840
Piper Jaffray [a]	1,100	43,736
†Samsung Securities	1,600	81,338
Sanders Morris Harris Group	7,500	44,925
Shinko Securities	10,800	23,667
Stifel Financial [a]	2,250	103,162
Thomas Weisel Partners Group [a]	9,600	45,312
Tokai Tokyo Securities	9,400	25,976
†UOB-Kay Hian Holdings	95,000	63,114

Total (Cost $2,103,484)		1,489,259

Securities Exchanges - 1.8%
†Hellenic Exchanges	10,500	82,667
†Singapore Exchange	25,000	89,575

Total (Cost $207,176)		172,242

Software - 0.2%
Fair Isaac	1,200	20,232

Total (Cost $38,517)		20,232

Specialty Finance - 0.1%
Credit Acceptance [a]	1,066	14,604

Total (Cost $20,269)		14,604

Miscellaneous [e]- 2.2%
Total (Cost $389,232)		210,687

TOTAL COMMON STOCKS
(Cost $13,162,735)		9,023,288

	SHARES	VALUE
PREFERRED STOCK – 2.5%
Kennedy-Wilson Conv. [d,f]
(Cost $297,000)	297	$240,428

REPURCHASE AGREEMENT – 4.0%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $386,000 (collateralized by obligations of various U.S. Government Agencies, valued at $398,775) (Cost $386,000)		386,000

TOTAL INVESTMENTS – 101.0%
(Cost $13,845,735)		9,649,716

LIABILITIES LESS CASH AND OTHER ASSETS – (1.0)%		(96,383)

NET ASSETS – 100.0%		$9,553,333

92 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 86.5%

Consumer Products – 3.5%
Apparel, Shoes and Accessories - 1.2%
Polo Ralph Lauren	700	$31,787
Wolverine World Wide	2,300	48,392

		80,179

Food/Beverage/Tobacco - 0.7%
Sanderson Farms	1,300	44,928

Home Furnishing and Appliances - 1.6%
American Woodmark	3,700	67,451
Leggett & Platt	2,800	42,532

		109,983

Total (Cost $243,254)		235,090

Consumer Services – 6.5%
Leisure and Entertainment - 1.3%
International Speedway Cl. A	1,400	40,222
World Wrestling Entertainment Cl. A	4,100	45,428

		85,650

Retail Stores - 5.2%
American Eagle Outfitters	4,600	43,056
Buckle (The)	850	18,547
Cato Corporation (The) Cl. A	4,400	66,440
Dress Barn (The) [a]	5,500	59,070
†Penske Automotive Group	9,200	70,656
† Tiffany & Co.	4,000	94,520

		352,289

Total (Cost $625,360)		437,939

Financial Intermediaries – 16.8%
Banking - 3.1%
Banca Generali	4,200	16,380
Bank of N.T. Butterfield & Son	3,960	41,382
Boston Private Financial Holdings	2,200	15,048
Fauquier Bankshares	4,400	56,100
Peapack-Gladstone Financial	2,100	55,944
Wilmington Trust	1,100	24,464

		209,318

Insurance - 7.8%
Aspen Insurance Holdings	3,200	77,600
†Berkley (W.R.)	1,900	58,900
Fidelity National Financial Cl. A	4,600	81,650
Max Capital Group	3,600	63,720
PartnerRe	1,000	71,270
†Validus Holdings	2,800	73,248
Zenith National Insurance	3,300	104,181

		530,569

Real Estate Investment Trusts - 4.0%
Annaly Capital Management	6,700	106,329
Capital Trust Cl. A	3,500	12,600
DCT Industrial Trust	8,900	45,034
Gladstone Commercial	3,800	32,300
†Lexington Realty Trust	14,400	72,000

		268,263

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 1.6%
Jefferies Group	3,000	$42,180
Lazard Cl. A	2,300	68,402

		110,582

Other Financial Intermediaries - 0.3%
KKR Financial Holdings	11,016	17,405

Total (Cost $1,769,647)		1,136,137

Financial Services – 23.4%
Information and Processing - 3.0%
†Fiserv [a]	1,400	50,918
SEI Investments	6,000	94,260
†Value Line	1,600	55,232

		200,410

Insurance Brokers - 3.7%
Brown & Brown	4,600	96,140
Gallagher (Arthur J.) & Co.	4,400	114,004
†Willis Group Holdings	1,500	37,320

		247,464

Investment Management - 16.7%
AGF Management Cl. B	7,400	56,946
AllianceBernstein Holding L.P.	6,400	133,056
† Ameriprise Financial	5,500	128,480
Apollo Investment	7,300	67,963
BlackRock Kelso Capital	5,200	51,272
Cohen & Steers	8,600	94,514
Federated Investors Cl. B	9,500	161,120
†Invesco	3,000	43,320
†Janus Capital Group	9,100	73,073
Pzena Investment Management Cl. A	7,800	32,916
†U.S. Global Investors Cl. A	12,500	61,125
Waddell & Reed Financial Cl. A	6,400	98,944
Westwood Holdings Group	4,500	127,845

		1,130,574

Total (Cost $1,989,967)		1,578,448

Industrial Products – 8.5%
Industrial Components - 0.2%
Deswell Industries	11,000	14,630

Machinery - 1.8%
Lincoln Electric Holdings	1,100	56,023
†Tennant Company	3,000	46,200
Woodward Governor	800	18,416

		120,639

Metal Fabrication and Distribution - 2.1%
Carpenter Technology	3,600	73,944
Reliance Steel & Aluminum	800	15,952
Schnitzer Steel Industries Cl. A	700	26,355
†Sims Group ADR	1,750	21,735

		137,986

Paper and Packaging - 0.6%
AptarGroup	1,200	42,288

Pumps, Valves and Bearings - 2.3%
Gardner Denver [a]	2,800	65,352

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 93

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings (continued)
Graco	2,100	$49,833
Kaydon Corporation	1,200	41,220

		156,405

Specialty Chemicals and Materials - 1.5%
Cabot Corporation	3,400	52,020
†Schulman (A.)	3,000	51,000

		103,020

Total (Cost $902,255)		574,968

Industrial Services – 9.3%
Commercial Services - 4.0%
Administaff	1,500	32,520
†Brink’s Company (The)	1,700	45,696
Heidrick & Struggles International	2,800	60,312
†Hewitt Associates Cl. A [a]	2,100	59,598
†Robert Half International	3,300	68,706

		266,832

Industrial Distribution - 1.1%
Applied Industrial Technologies	1,500	28,380
Grainger (W.W.)	600	47,304

		75,684

Transportation and Logistics - 4.2%
Landstar System	2,400	92,232
Tidewater	2,500	100,675
† UTI Worldwide	6,400	91,776

		284,683

Total (Cost $726,132)		627,199

Natural Resources – 6.7%
Energy Services - 4.4%
Ensign Energy Services	5,100	54,615
Exterran Partners L.P.	5,200	58,396
Helmerich & Payne	4,000	91,000
Oil States International [a]	3,200	59,808
Patterson-UTI Energy	2,900	33,379

		297,198

Oil and Gas - 1.1%
Cimarex Energy	1,200	32,136
Hiland Holdings GP L.P.	1,100	2,596
†Plains All American Pipeline L.P.	1,100	38,159

		72,891

Real Estate - 1.2%
†Jones Lang LaSalle	2,400	66,480
W.P. Carey & Co.	800	18,744

		85,224

Total (Cost $751,963)		455,313

Technology – 5.9%
Components and Systems - 1.9%
† Diebold	4,500	126,405

IT Services - 0.8%
†Jack Henry & Associates	2,800	54,348

	SHARES	VALUE
Technology (continued)
Software - 3.2%
†Blackbaud	3,900	$52,650
† National Instruments	3,600	87,696
Pegasystems	6,393	79,017

		219,363

Total (Cost $461,634)		400,116

Utilities – 1.0%
ALLETE	600	19,362
UGI Corporation	2,000	48,840

Total (Cost $74,581)		68,202

Miscellaneous [e] – 4.9%
Total (Cost $489,872)		327,527

TOTAL COMMON STOCKS
(Cost $8,034,665)		5,840,939

PREFERRED STOCK – 2.8%
† Kennedy-Wilson Conv. [d,f]
(Cost $230,000)	230	186,190

REPURCHASE AGREEMENT – 15.4%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $1,040,001 (collateralized by obligations of various U.S. Government Agencies, valued at $1,068,513) (Cost $1,040,000)		1,040,000

TOTAL INVESTMENTS – 104.7%
(Cost $9,304,665)		7,067,129

LIABILITIES LESS CASH AND OTHER ASSETS – (4.7)%		(314,612)

NET ASSETS – 100.0%		$6,752,517

94 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 95.3%

Austria – 4.1%
Mayr-Melnhof Karton	1,500	$106,089
Semperit AG Holding	3,700	60,961

Total (Cost $296,417)		167,050

Belgium – 4.6%
†EVS Broadcast Equipment	1,100	39,218
GIMV	1,800	77,979
Sipef	2,700	70,146

Total (Cost $397,697)		187,343

Denmark – 1.7%
†Bang & Olufsen Cl. B	400	4,505
†H Lundbeck	3,000	62,276

Total (Cost $78,157)		66,781

Egypt – 0.7%
†Egyptian Financial Group-Hermes Holding GDR	5,000	30,000

Total (Cost $65,756)		30,000

Finland – 4.5%
CapMan Cl. B	30,500	40,637
Nokian Renkaat	2,200	24,666
Rapala VMC	5,000	24,469
Vaisala Cl. A	3,000	92,968

Total (Cost $368,628)		182,740

France – 14.3%
Alten [a]	3,600	76,592
Beneteau	5,500	52,037
Boiron	1,000	24,114
Exel Industries Cl. A	680	22,082
Manitou BF	5,500	62,427
Manutan International	1,900	82,079
†Societe BIC	1,100	63,202
†Societe Internationale de Plantations d’Heveas	2,500	51,203
†Vetoquinol	2,200	48,209
† Virbac	1,200	96,697

Total (Cost $1,135,930)		578,642

Germany – 12.7%
AS Creation Tapeten	1,600	40,168
Deutsche Beteiligungs	3,400	58,596
Fielmann	1,000	65,098
Fuchs Petrolub	1,400	76,567
Pfeiffer Vacuum Technology	1,500	99,323
Rational	800	94,914
Takkt	7,000	78,386

Total (Cost $791,904)		513,052

	SHARES	VALUE
Hong Kong – 0.5%
†Asian Citrus Holdings	10,000	$21,848

Total (Cost $45,301)		21,848

Italy – 6.5%
†Azimut Holding	6,000	32,318
Banca Generali	6,500	25,349
Bulgari	3,000	18,730
Landi Renzo	19,000	88,420
†Natuzzi ADR [a]	15,000	36,000
SAES Getters	3,600	30,306
Tod’s	700	29,482

Total (Cost $460,581)		260,605

Jersey – 2.1%
† Randgold Resources	2,000	85,367

Total (Cost $87,787)		85,367

Netherlands – 4.3%
†Fugro	2,000	57,419
Hunter Douglas	1,900	62,501
†Nutreco Holding	910	29,898
†Smartrac [a]	1,500	24,712

Total (Cost $339,910)		174,530

Norway – 2.6%
Ekornes	4,000	38,694
†Fred Olsen Energy	1,400	37,643
Tandberg	2,500	27,520

Total (Cost $183,127)		103,857

Peru – 1.4%
†Hochschild Mining	35,000	55,823

Total (Cost $197,328)		55,823

South Africa – 7.2%
Brait	45,000	59,007
†City Lodge Hotels	4,600	35,873
† Lewis Group	14,000	73,128
†Metorex [a]	70,000	16,508
Northam Platinum	30,000	67,428
†Pretoria Portland Cement	11,119	37,925

Total (Cost $637,445)		289,869

Sweden – 1.6%
†Lundin Petroleum [a]	12,000	63,837

Total (Cost $144,448)		63,837

Switzerland – 9.9%
Bank Sarasin & Cie Cl. B	2,400	71,697
Banque Privee Edmond de Rothschild	4	99,936
†Burckhardt Compression Holding	600	86,487
†EFG International	2,200	39,396
†Partners Group Holding	600	42,658

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 95

Schedules of Investments

Royce European Smaller-Companies Fund (continued)	Royce Global Value Fund

	SHARES	VALUE
Switzerland (continued)
†VZ Holding	1,600	$60,506

Total (Cost $591,637)		400,680

United Arab Emirates – 0.9%
†Lamprell	17,000	28,843
†SHUAA Capital	30,000	8,168

Total (Cost $100,713)		37,011

United Kingdom – 15.7%
†Anglo-Eastern Plantations	5,500	21,333
†Ashmore Group	29,000	55,888
†Begbies Traynor	31,500	63,745
†Burberry Group	10,000	32,072
†Charter International	7,700	36,742
Diploma	30,000	54,045
JKX Oil & Gas	20,000	53,497
Michael Page International	17,500	54,466
Rotork	1,372	15,679
† Schroders	6,500	81,172
Spirax-Sarco Engineering	6,800	89,102
Ultra Electronics Holdings	2,500	40,912
Victrex	5,000	34,694

Total (Cost $1,113,443)		633,347

TOTAL COMMON STOCKS
(Cost $7,036,209)		3,852,382

REPURCHASE AGREEMENT – 3.7%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $149,000 (collateralized by obligations of various U.S. Government Agencies, valued at $153,375) (Cost $149,000)		149,000

TOTAL INVESTMENTS – 99.0%
(Cost $7,185,209)		4,001,382

CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%		42,158

NET ASSETS – 100.0%		$4,043,540

	SHARES	VALUE
COMMON STOCKS – 96.6%

Australia – 3.8%
† Sims Group ADR	95,000	$1,179,900

Total (Cost $1,832,404)		1,179,900

Austria – 4.9%
Mayr-Melnhof Karton	14,500	1,025,525
Semperit AG Holding	30,000	494,281

Total (Cost $2,372,354)		1,519,806

Belgium – 4.1%
GIMV	17,000	736,468
Sipef	21,000	545,580

Total (Cost $2,395,219)		1,282,048

Canada – 24.2%
Agnico-Eagle Mines	19,000	975,270
Ensign Energy Services	69,000	738,906
Gammon Gold [a]	90,000	492,300
Ivanhoe Mines [a]	73,000	197,100
†Major Drilling Group International	34,500	349,332
Pan American Silver [a]	60,000	1,024,200
Pason Systems	32,000	364,196
Red Back Mining [a]	63,000	438,372
Silver Standard Resources [a]	42,000	669,480
† Sprott	227,600	792,774
Tesco Corporation [a]	56,820	405,695
†TMX Group	25,000	510,126
Trican Well Service	84,500	544,852

Total (Cost $12,163,879)		7,502,603

Cayman Islands – 1.0%
Endeavour Financial	230,100	318,729

Total (Cost $1,706,630)		318,729

Denmark – 1.8%
†H Lundbeck	26,000	539,723

Total (Cost $545,461)		539,723

Finland – 2.6%
CapMan Cl. B	200,000	266,472
†Nokian Renkaat	10,800	121,087
Vaisala Cl. A	13,800	427,655

Total (Cost $1,563,098)		815,214

France – 5.1%
Alten [a]	27,000	574,439
Beneteau	42,500	402,102
Manitou BF	26,000	295,112
†Societe Internationale de Plantations d’Heveas	15,000	307,221

Total (Cost $3,837,510)		1,578,874

96 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Germany – 8.5%
†Carl Zeiss Meditec	33,000	$401,083
Deutsche Beteiligungs	40,200	692,813
Pfeiffer Vacuum Technology	12,000	794,587
Rational	5,700	676,261
Takkt	7,500	83,985

Total (Cost $3,421,280)		2,648,729

Italy – 2.1%
Landi Renzo	96,000	446,755
†Tod’s	4,500	189,526

Total (Cost $684,073)		636,281

Mexico – 1.6%
†Industrias Bachoco ADR	35,000	507,500

Total (Cost $944,332)		507,500

South Africa – 3.0%
Brait	183,000	239,964
Lewis Group	70,000	365,642
Northam Platinum	150,000	337,141

Total (Cost $1,996,696)		942,747

Switzerland – 1.2%
†Burckhardt Compression Holding	2,600	374,778

Total (Cost $573,125)		374,778

United Arab Emirates – 0.8%
†Lamprell	140,000	237,532

Total (Cost $386,357)		237,532

United Kingdom – 1.2%
†Begbies Traynor	100,000	202,365
†Burberry Group	40,000	128,289
†Victrex	5,740	39,828

Total (Cost $565,016)		370,482

United States – 30.7%
†Ceradyne [a]	15,800	320,898
†CF Industries Holdings	9,200	452,272
Fossil [a]	32,500	542,750
Gardner Denver [a]	30,082	702,114
†Intrepid Potash [a]	25,500	529,635
Kennametal	46,500	1,031,835
Knight Capital Group Cl. A [a]	67,500	1,090,125
†Lam Research [a]	21,500	457,520
Lincoln Electric Holdings	17,000	865,810
MKS Instruments [a]	15,900	235,161
Sanderson Farms	10,000	345,600
Schnitzer Steel Industries Cl. A	21,000	790,650
†Sigma Designs [a]	40,500	384,750
†Syntel	18,700	432,344
†Unit Corporation [a]	35,000	935,200
	SHARES	VALUE
United States (continued)
Woodward Governor	17,900	$412,058

Total (Cost $13,938,409)		9,528,722

TOTAL COMMON STOCKS
(Cost $48,925,843)		29,983,668

PREFERRED STOCK – 1.3%
Brazil – 1.3%
Duratex
(Cost $1,149,385)	62,000	392,620

REPURCHASE AGREEMENT – 1.8%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $563,000 (collateralized by obligations of various U.S. Government Agencies, valued at $577,131) (Cost $563,000)		563,000

TOTAL INVESTMENTS – 99.7%
(Cost $50,638,228)		30,939,288

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		100,727

NET ASSETS – 100.0%		$31,040,015

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 97

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.6%

Consumer Products – 4.1%
Apparel, Shoes and Accessories – 2.8%
†Fossil [a]	15,670	$261,689
Polo Ralph Lauren	2,700	122,607

		384,296

Consumer Electronics - 0.4%
†Dolby Laboratories Cl. A [a]	1,850	60,606

Home Furnishing and Appliances - 0.9%
Mohawk Industries [a]	2,920	125,472

Total(Cost $675,487)		570,374

Consumer Services – 5.4%
Retail Stores - 5.4%
†Dress Barn (The) [a]	13,100	140,694
†Lumber Liquidators [a]	26,900	284,064
Tiffany & Co.	14,420	340,745

Total (Cost $923,097)		765,503

Financial Intermediaries – 10.8%
Insurance - 6.7%
Alleghany Corporation [a]	784	221,088
†Berkley (W.R.)	6,200	192,200
†Erie Indemnity Cl. A	4,000	150,520
† Leucadia National [a]	11,350	224,730
†Marsh & McLennan Companies	6,100	148,047

		936,585

Securities Brokers - 3.0%
† Interactive Brokers Group Cl. A [a]	13,300	237,937
Lazard Cl. A	6,400	190,336

		428,273

Other Financial Intermediaries - 1.1%
†NASDAQ OMX Group [a]	6,200	153,202

Total (Cost $1,617,147)		1,518,060

Financial Services – 19.0%
Information and Processing - 5.9%
† Dun & Bradstreet	4,240	327,328
†Fiserv [a]	1,900	69,103
† Morningstar [a]	8,400	298,200
†MSCI Cl. A [a]	7,400	131,424

		826,055

Insurance Brokers - 2.4%
Brown & Brown	11,300	236,170
†Willis Group Holdings	4,200	104,496

		340,666

Investment Management - 10.7%
Affiliated Managers Group [a]	2,100	88,032
AllianceBernstein Holding L.P.	12,110	251,767
Eaton Vance	8,800	184,888
†Federated Investors Cl. B	10,000	169,600
†GAMCO Investors Cl. A	3,400	92,888
†Invesco	8,900	128,516
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
†T. Rowe Price Group	10,300	$365,032
Waddell & Reed Financial Cl. A	14,600	225,716

		1,506,439

Total (Cost $3,151,119)		2,673,160

Health – 2.7%
Health Services - 2.7%
†Advisory Board (The) [a]	9,700	216,310
†WellPoint [a]	3,800	160,094

Total (Cost $471,635)		376,404

Industrial Products – 13.1%
Automotive - 1.0%
Copart [a]	5,100	138,669

Building Systems and Components - 0.8%
†Armstrong World Industries	5,400	116,748

Industrial Components - 2.6%
Hubbell Cl. B	2,800	91,504
† PerkinElmer	20,180	280,704

		372,208

Machinery - 0.8%
†Nordson Corporation	3,400	109,786

Metal Fabrication and Distribution - 5.6%
†Allegheny Technologies	4,100	104,673
Kennametal	10,700	237,433
Reliance Steel & Aluminum	5,700	113,658
†Sims Group ADR	12,100	150,282
Steel Dynamics	16,400	183,352

		789,398

Miscellaneous Manufacturing - 1.3%
†Harsco Corporation	6,500	179,920

Paper and Packaging - 1.0%
†Silgan Holdings	2,900	138,649

Total (Cost $2,299,276)		1,845,378

Industrial Services – 13.1%
Commercial Services - 5.6%
†Administaff	6,000	130,080
†Brink’s Company (The)	7,900	212,352
†Cintas Corporation	4,400	102,212
†Jackson Hewitt Tax Service	4,100	64,329
Manpower	6,295	213,967
Monster Worldwide [a]	5,000	60,450

		783,390

Engineering and Construction - 2.0%
KBR	18,800	285,760

Food, Tobacco and Agriculture - 1.4%
Hormel Foods	6,300	195,804

Industrial Distribution - 0.9%
†Grainger (W.W.)	1,500	118,260

Transportation and Logistics - 3.2%
†Bristow Group [a]	4,100	109,839
†Expeditors International of Washington	5,000	166,350

98 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
†Forward Air	3,400	$82,518
†Landstar System	2,500	96,075

		454,782

Total (Cost $2,024,289)		1,837,996

Natural Resources – 5.9%
Energy Services - 3.0%
†Pason Systems	13,500	153,645
†Rowan Companies	4,400	69,960
†Unit Corporation [a]	7,300	195,056

		418,661

Oil and Gas - 1.8%
Cimarex Energy	6,600	176,748
†St. Mary Land & Exploration	4,000	81,240

		257,988

Real Estate - 1.1%
Jones Lang LaSalle	4,800	132,960
St. Joe Company (The) [a]	700	17,024

		149,984

Total (Cost $1,211,891)		826,633

Technology – 16.3%
Aerospace and Defense - 3.6%
Alliant Techsystems [a]	3,810	326,745
†HEICO Corporation	4,700	182,501

		509,246

Components and Systems - 4.6%
†Diebold	7,000	196,630
†Dionex Corporation [a]	3,300	148,005
†Plexus Corporation [a]	5,300	89,835
Thomas & Betts [a]	4,100	98,482
†Zebra Technologies Cl. A [a]	6,000	121,560

		654,512

Internet Software and Services - 2.0%
Check Point Software Technologies [a]	14,925	283,426

IT Services - 2.1%
†Syntel	12,500	289,000

Software - 3.5%
National Instruments	5,655	137,756
NCR Corporation [a]	5,700	80,598
†Net 1 UEPS Technologies [a]	13,400	183,580
†Teradata Corporation [a]	6,300	93,429

		495,363

Telecommunications - 0.5%
†Comtech Telecommunications [a]	1,400	64,148

Total (Cost $2,752,381)		2,295,695

Utilities – 2.5%
UGI Corporation	8,310	202,930
Wisconsin Energy	3,410	143,152

Total (Cost $383,913)		346,082

VALUE
Miscellaneous [e] – 4.7%
Total (Cost $691,774)	$668,739

TOTAL COMMON STOCKS
(Cost $16,202,009)	13,724,024

REPURCHASE AGREEMENT – 3.6%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $503,000 (collateralized by obligations of various U.S. Government Agencies, valued at $519,285) (Cost $503,000)	503,000

TOTAL INVESTMENTS – 101.2%
(Cost $16,705,009)	14,227,024

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%	(167,935)

NET ASSETS – 100.0%	$14,059,089

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 99

Schedules of Investments

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 90.2%

Australia – 3.1%
†ASX	1,000	$23,351
†Australian Wealth Management	20,000	15,478
†Platinum Asset Management	3,700	8,951
†Trust Company	3,600	12,179

Total (Cost $74,103)		59,959

Austria – 0.7%
†Mayr-Melnhof Karton	110	7,780
†Semperit AG Holding	400	6,590

Total (Cost $25,515)		14,370

Belgium – 0.4%
†EVS Broadcast Equipment	120	4,278
Sipef	150	3,897

Total (Cost $21,001)		8,175

Bermuda – 3.2%
†Invesco	1,100	15,884
†Lazard Cl. A	1,600	47,584

Total (Cost $60,733)		63,468

British Virgin Islands – 0.4%
†UTI Worldwide	500	7,170

Total (Cost $9,716)		7,170

Canada – 15.6%
†AGF Management Cl. B	3,675	28,281
†Denison Mines [a]	550	649
†Dundee Corporation Cl. A [a]	5,400	26,464
†DundeeWealth	2,250	10,717
†Ensign Energy Services	3,420	36,624
†Gildan Activewear [a]	195	2,293
†Gluskin Sheff + Associates	800	4,763
†Lundin Mining [a]	815	782
†Major Drilling Group International	2,500	25,314
†Onex Corporation	800	11,788
†Pan American Silver [a]	2,300	39,261
†Pason Systems	895	10,186
†Red Back Mining [a]	565	3,932
†Ritchie Bros. Auctioneers	1,200	25,704
†Silvercorp Metals	815	1,723
†Sprott	14,000	48,764
†TMX Group	375	7,652
†Trican Well Service	800	5,159
†Urbana Corporation [a]	12,400	15,167

Total (Cost $382,618)		305,223

Cayman Islands – 2.6%
†Endeavour Financial	6,400	8,865
	SHARES	VALUE
Cayman Islands (continued)
†Greenlight Capital Re Cl. A [a]	3,200	$41,568

Total (Cost $73,687)		50,433

China – 1.0%
†China Boqi Environmental Solutions Technology Holding Company [a]	11	2,180
†HLS Systems International [a]	2,900	8,149
†Jiangsu Expressway	6,000	4,446
†Origin Agritech [a]	2,000	4,080

Total (Cost $39,016)		18,855

Denmark – 0.1%
†Bang & Olufsen Cl. B	250	2,816

Total (Cost $10,368)		2,816

Egypt – 0.5%
†Egyptian Financial Group-Hermes Holding GDR	1,700	10,200

Total (Cost $24,196)		10,200

Finland – 0.7%
†CapMan Cl. B	2,600	3,464
†Vacon	250	6,426
†Vaisala Cl. A	125	3,874

Total (Cost $25,127)		13,764

France – 4.4%
†Alten [a]	300	6,383
†Beneteau	480	4,541
†Boiron	310	7,475
†Bollore	100	11,837
†Exel Industries Cl. A	140	4,546
†Fimalac	150	4,679
†Manitou BF	400	4,540
†Manutan International	150	6,480
†Societe BIC	200	11,491
† Societe Internationale de Plantations d’Heveas	150	3,072
†Vetoquinol	375	8,218
†Virbac	160	12,893

Total (Cost $143,606)		86,155

Germany – 2.1%
†Deutsche Beteiligungs	200	3,447
†ElringKlinger	400	3,876
†Fuchs Petrolub	100	5,469
†Pfeiffer Vacuum Technology	100	6,622
†Rational	130	15,423
†Takkt	600	6,719

Total (Cost $64,595)		41,556

100 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Greece – 0.4%
†Hellenic Exchanges	1,100	$8,661

Total (Cost $14,903)		8,661

Hong Kong – 2.4%
†Asian Citrus Holdings	900	1,966
†Chaoda Modern Agriculture	13,728	8,837
†China Everbright International	18,000	3,358
†First Shanghai Investments	32,000	3,050
†KHD Humboldt Wedag International [a]	170	1,899
†Orient Overseas International	2,100	4,709
†Sa Sa International Holdings	12,000	3,000
†Shenyin Wanguo (H.K.)	10,000	3,702
†Shenzhen International Holdings	55,000	2,401
†Sinolink Worldwide Holdings	36,000	2,896
†Value Partners Group	36,000	11,578

Total (Cost $84,291)		47,396

Italy – 2.5%
†Azimut Holding	1,200	6,464
†Bulgari	1,025	6,400
†Landi Renzo	2,400	11,169
†Natuzzi ADR [a]	5,000	12,000
†SAES Getters	450	3,788
†Tod’s	200	8,423

Total (Cost $70,856)		48,244

Japan – 16.2%
†ABC-MART	400	14,651
†Aioi Insurance	2,000	10,427
†Alfresa Holdings	200	9,552
†Asahi Pretec	400	4,673
†Bunka Shutter	1,000	4,359
†Circle K Sunkus	600	10,823
†Create S D	500	10,946
†Daiko Clearing Services	1,400	11,344
†Daiseki Company	200	3,790
†Disco	100	2,062
†en-japan	7	4,621
†Fuji Fire & Marine Insurance	3,500	5,251
†Glory	200	3,912
†Ito En	300	4,424
†JAFCO	300	7,669
†Japan Logistics Fund	2	12,161
†kabu.com Securities	10	12,118
†Kenedix [a]	12	3,466
†Kintetsu World Express	200	3,942
†MISUMI Group	300	3,599
†mixi [a]	1	6,154
†Mizuho Investors Securities	13,000	10,583
†Mochida Pharmaceutical	1,300	15,679
†Monex Group	20	6,520
†NAMCO BANDAI Holdings	400	4,384
†Nifco	200	2,037
†Nihon Parkerizing	1,000	8,673
	SHARES	VALUE
Japan (continued)
†Nissay Dowa General Insurance	2,000	$12,419
†Nomura Research Institute	450	8,540
†Osaka Securities Exchange	3	13,338
†Otsuka Corporation	100	4,537
†Park24	800	6,032
†Plenus Company	400	7,184
†Ryohin Keikaku	100	4,741
†Shinko Securities	4,700	10,300
†So-net M3	1	3,419
†SPARX Group	30	4,601
†Sundrug	300	8,319
†Sysmex Corporation	250	9,178
†Toho Titanium	300	3,300
†Tokai Carbon	1,000	4,197
†Toyo Tanso	100	3,853
†Unicharm PetCare	300	11,129
†Yusen Air & Sea Service	300	3,796

Total (Cost $381,313)		316,703

Jersey – 1.3%
†Randgold Resources ADR	600	26,352

Total (Cost $26,176)		26,352

Luxembourg – 1.6%
†Millicom International Cellular	700	31,437

Total (Cost $31,990)		31,437

Mexico – 4.3%
†Bolsa Mexicana de Valores [a]	22,000	15,886
†Desarrolladora Homex ADR [a]	2,200	50,226
† Grupo Aeroportuario del Centro Norte ADR	700	7,770
†Grupo Aeroportuario del Pacifico ADR	300	6,906
†Industrias Bachoco ADR	170	2,465

Total (Cost $102,039)		83,253

Netherlands – 1.2%
†Hunter Douglas	570	18,751
†Nutreco Holding	150	4,928

Total (Cost $31,702)		23,679

Norway – 0.7%
†Ekornes	675	6,530
†Tandberg	615	6,770

Total (Cost $20,384)		13,300

Peru – 0.1%
†Hochschild Mining	1,600	2,552

Total (Cost $10,800)		2,552

Singapore – 2.6%
†Kim Eng Holdings	16,000	12,088
†Singapore Exchange	8,000	28,664

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 101

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Singapore (continued)
†UOB-Kay Hian Holdings	15,000	$9,965

Total (Cost $56,885)		50,717

South Africa – 1.0%
†Astral Foods	900	9,391
†Brait	2,020	2,649
†Lewis Group	1,215	6,346
†Northam Platinum	600	1,349

Total (Cost $25,601)		19,735

South Korea – 2.2%
†GS Holdings [a]	270	5,947
†Mirae Asset Securities	280	16,961
†Samsung Securities	400	20,335

Total (Cost $55,318)		43,243

Sweden – 0.7%
†HQ	1,300	9,844
†Lundin Petroleum [a]	700	3,724

Total (Cost $28,884)		13,568

Switzerland – 7.2%
†Bank Sarasin & Cie Cl. B	650	19,418
†EFG International	850	15,221
†Logitech International [a]	3,000	46,740
†Partners Group Holding	300	21,329
†Vontobel Holding	600	12,606
†VZ Holding	700	26,471

Total (Cost $178,689)		141,785

United Arab Emirates – 0.2%
†SHUAA Capital	12,000	3,267

Total (Cost $16,672)		3,267

United Kingdom – 6.3%
†Ashmore Group	7,500	14,454
†Begbies Traynor	3,200	6,476
†Burberry Group	2,500	8,018
†Diploma	3,160	5,693
†Investec	5,700	23,736
†JKX Oil & Gas	1,000	2,675
†Michael Page International	4,500	14,005
†Schroders	2,000	24,976
†Spirax-Sarco Engineering	1,500	19,655
†Victrex	660	4,579

Total (Cost $190,261)		124,267

United States – 4.5%
†Claymore/AlphaShares China Small Cap Index ETF	4,700	62,651
	SHARES	VALUE
United States (continued)
† PepsiAmericas	1,200	$24,432

Total (Cost $79,820)		87,083

TOTAL COMMON STOCKS
(Cost $2,360,865)		1,767,386

REPURCHASE AGREEMENT – 23.6%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $463,000 (collateralized by obligations of various U.S. Government Agencies, valued at $479,340) (Cost $463,000)		463,000

TOTAL INVESTMENTS – 113.8%
(Cost $2,823,865)		2,230,386

LIABILITIES LESS CASH AND OTHER ASSETS – (13.8)%		(270,178)

NET ASSETS – 100.0%		$1,960,208

102 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

†	New additions in 2008.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2008.
[c]	At December 31, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	Securities for which market quotations are not readily available represent 0.0%, 0.6%, 0.0%, 0.5%, 0.0%, 2.5% and 2.8% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Technology Value Fund, Royce Financial Services Fund and Royce Dividend Value Fund. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[e]	Includes securities first acquired in 2008 and less than 1% of net assets.
[f]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.
[g]	These securities are not registered under the Securities Act of 1933 and may be subject to contractual and/or legal restrictions on resale to the general public or to certain institutions. However, these securities can be sold in accordance with Rule 144A under the Securities Act of 1933 and will not be considered to be illiquid so long as Royce believes that an adequate trading market exists for the security. Rule 144A allows qualified institutional buyers to participate in an institutional trading market for securities otherwise subject to restriction on resale to the general public.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 103

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$2,892,977,308	$545,066,632	$2,064,031,225	$2,046,629,979
Affiliated Companies	84,071,382	23,568,498	1,240,657,794	426,072,010
Repurchase agreements (at cost and value)	146,656,000	34,377,000	213,498,000	99,960,000
Cash and foreign currency	2,512	–	875	174
Receivable for investments sold	4,914,467	2,047,601	14,981,999	2,305,900
Receivable for capital shares sold	10,640,213	3,202,864	11,166,206	8,611,937
Receivable for dividends and interest	2,993,971	632,685	2,150,996	1,334,538
Prepaid expenses and other assets	1,106,108	14,787	80,027	64,078

Total Assets	3,143,361,961	608,910,067	3,546,567,122	2,584,978,616

LIABILITIES:
Payable for collateral on loaned securities	64,740,717	19,092,702	72,349,787	82,341,091
Payable for investments purchased	9,290,219	673,835	2,050,125	7,802,624
Payable for capital shares redeemed	15,759,361	1,945,935	8,127,381	3,860,495
Payable to custodian for overdrawn balance	–	1,614	–	–
Payable for investment advisory fees	1,836,516	608,261	2,721,683	2,199,087
Accrued expenses	598,137	227,294	795,680	580,900

Total Liabilities	92,224,950	22,549,641	86,044,656	96,784,197

Net Assets	$3,051,137,011	$586,360,426	$3,460,522,466	$2,488,194,419

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,108,234,735	$901,638,204	$3,639,226,395	$3,323,602,094
Undistributed net investment income (loss)	2,818,426	(217,066)	(1,390,524)	(12,732,104)
Accumulated net realized gain (loss) on investments and foreign currency	(174,643,190)	(40,560,119)	(10,946,245)	(53,366,699)
Net unrealized appreciation (depreciation) on investments and foreign currency	(885,272,960)	(274,500,593)	(166,367,160)	(769,308,872)

Net Assets	$3,051,137,011	$586,360,426	$3,460,522,466	$2,488,194,419

Investment Class	$2,293,525,901	$455,077,402	$2,634,045,484	$65,003,866
Service Class	115,959,619	28,245,084	209,646,550	1,870,015,838
Consultant Class	635,687,647	103,037,940	28,977,348
Institutional Class			352,804,094	553,070,575
W Class			234,618,515
R Class	5,269,951		395,782	73,780
K Class	693,893		34,693	30,360

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	330,689,402	50,940,995	215,200,098	7,089,121
Service Class	16,796,128	3,184,571	17,275,148	204,199,886
Consultant Class	99,251,750	12,659,418	2,507,857
Institutional Class			28,693,604	60,272,704
W Class			19,151,893
R Class	767,127		32,585	8,097
K Class	109,467		5,389	5,102

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$6.94	$8.93	$12.24	$9.17
Service Class(1)	6.90	8.87	12.14	9.16
Consultant Class(1)	6.40	8.14	11.55
Institutional Class(2)			12.30	9.18
W Class(2)			12.25
R Class(1)	6.87		12.15	9.11
K Class(1)	6.34		6.44	5.95

* Investments at identified cost	$3,862,320,462	$843,122,509	$3,471,047,055	$3,242,005,025
Market value of loaned securities	63,955,131	18,711,085	71,451,282	81,574,038

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

104 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$3,263,414,175	$90,177,243	$967,834,965	$303,836,875
Affiliated Companies	63,829,342	–	55,373,894	59,096,000
Repurchase agreements (at cost and value)	45,784,000	460,000	61,744,000	141,217,000
Cash and foreign currency	4,688,734	738	13	772
Receivable for investments sold	2,624,470	1,354,982	6,979,572	–
Receivable for capital shares sold	11,205,046	466,200	1,906,027	3,504,884
Receivable for dividends and interest	7,297,939	85,803	681,164	423,344
Prepaid expenses and other assets	84,953	1,802	31,774	8,559

Total Assets	3,398,928,659	92,546,768	1,094,551,409	508,087,434

LIABILITIES:
Payable for collateral on loaned securities	13,143,960	3,111,528	20,099,340	27,207
Payable for investments purchased	4,693,146	348,735	2,773,974	7,340,466
Payable for capital shares redeemed	17,361,230	177,720	10,975,018	828,660
Payable for investment advisory fees	2,678,016	69,341	864,637	388,342
Accrued expenses	709,288	52,584	304,610	96,198

Total Liabilities	38,585,640	3,759,908	35,017,579	8,680,873

Net Assets	$3,360,343,019	$88,786,860	$1,059,533,830	$499,406,561

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,867,589,104	$129,596,788	$2,082,374,335	$507,422,020
Undistributed net investment income (loss)	46,113,954	264,443	129,982	–
Accumulated net realized gain (loss) on investments and foreign currency	(100,187,522)	(15,539,666)	(88,203,141)	(11,114,559)
Net unrealized appreciation (depreciation) on investments and foreign currency	(453,172,517)	(25,534,705)	(934,767,346)	3,099,100

Net Assets	$3,360,343,019	$88,786,860	$1,059,533,830	$499,406,561

Investment Class	$2,577,031,063	$5,522,281	$581,859,934	$316,558,395
Service Class	155,644,013	78,526,254	162,607,378	9,548,490
Consultant Class	354,384,239	4,608,289	4,706,712	11,460,109
Institutional Class	191,013,774		310,271,702	161,839,567
W Class	65,259,657
R Class	2,946,362	64,957	64,261
K Class	14,063,911	65,079	23,843

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	296,284,057	693,173	104,450,658	23,117,865
Service Class	17,959,453	9,879,657	29,794,942	697,330
Consultant Class	40,462,458	683,122	868,662	854,054
Institutional Class	21,959,542		55,411,877	11,856,345
W Class	7,495,058
R Class	337,160	10,425	11,675
K Class	2,066,422	10,427	4,668

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$8.70	$7.97	$5.57	$13.69
Service Class(1)	8.67	7.95	5.46	13.69
Consultant Class(1)	8.76	6.75	5.42	13.42
Institutional Class(2)	8.70		5.60	13.65
W Class(2)	8.71
R Class(1)	8.74	6.23	5.50
K Class(1)	6.81	6.24	5.11

* Investments at identified cost	$3,780,407,752	$115,711,784	$1,957,975,609	$359,833,775
Market value of loaned securities	12,763,416	3,040,835	18,785,006	27,645

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 105

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100
	Fund	Fund	Value Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$821,988,270	$1,580,812,198	$6,853,785	$53,181,006
Affiliated Companies	12,101,053	310,393,975	–	–
Repurchase agreements (at cost and value)	34,780,000	143,881,000	623,000	6,641,000
Cash and foreign currency	291	860	356	357
Receivable for investments sold	389,832	–	–	–
Receivable for capital shares sold	5,856,239	23,923,851	2,233	661,864
Receivable for dividends and interest	509,574	705,974	525	41,840
Prepaid expenses and other assets	17,080	46,946	233	754

Total Assets	875,642,339	2,059,764,804	7,480,132	60,526,821

LIABILITIES:
Payable for collateral on loaned securities	7,511,837	51,162,540	–	–
Payable for investments purchased	10,142,808	307,228	–	492,381
Payable for capital shares redeemed	1,659,365	4,684,831	15,058	159,916
Payable for investment advisory fees	669,438	1,559,740	3,214	42,221
Accrued expenses	225,312	542,107	15,906	37,603

Total Liabilities	20,208,760	58,256,446	34,178	732,121

Net Assets	$855,433,579	$2,001,508,358	$7,445,954	$59,794,700

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,307,342,304	$3,329,464,803	$15,284,758	$74,095,615
Undistributed net investment income (loss)	(5,262)	(662,129)	–	44,870
Accumulated net realized gain (loss) on investments and foreign currency	(57,072,596)	(159,838,832)	(5,014,165)	(1,632,955)
Net unrealized appreciation (depreciation) on investments and foreign currency	(394,830,867)	(1,167,455,484)	(2,824,639)	(12,712,830)

Net Assets	$855,433,579	$2,001,508,358	$7,445,954	$59,794,700

Investment Class	$18,992,806	$122,042,931		$15,747,230
Service Class	704,405,744	1,709,763,942	$7,445,954	43,882,076
Consultant Class	15,915,038	26,023,784
Institutional Class	114,244,384	143,315,624
R Class	326,043	330,981		70,208
K Class	1,549,564	31,096		95,186

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,714,341	15,303,438		2,743,103
Service Class	100,696,110	215,047,395	2,163,544	7,656,664
Consultant Class	2,324,284	3,339,632
Institutional Class	16,329,196	17,976,176
R Class	46,786	41,866		10,133
K Class	261,995	5,339		13,714

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$7.00	$7.97		$5.74
Service Class(1)	7.00	7.95	$3.44 (2)	5.73
Consultant Class(1)	6.85	7.79
Institutional Class(3)	7.00	7.97
R Class(1)	6.97	7.91		6.93
K Class(1)	5.91	5.82		6.94

* Investments at identified cost	$1,228,917,692	$3,058,659,804	$9,678,424	$65,893,813
Market value of loaned securities	7,602,400	50,509,744
(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce Technology Value Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee (1% effective July 1, 2008), payable to the Fund.
(3)	Offering and redemption price per share.

106 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	Royce	Royce	Royce	Royce
	Discovery	Financial	Dividend	European Smaller-
	Fund	Services Fund	Value Fund	Companies Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$2,244,599	$9,263,716	$6,027,129	$3,852,382
Repurchase agreements (at cost and value)	77,000	386,000	1,040,000	149,000
Cash and foreign currency	690	928	569	11,699
Receivable for investments sold	21,000	193,662	33,202	39,854
Receivable for capital shares sold	100	89,442	117,532	150
Receivable for dividends and interest	1,040	14,315	15,686	17,334
Prepaid expenses and other assets	57	119	106	139

Total Assets	2,344,486	9,948,182	7,234,224	4,070,558

LIABILITIES:
Payable for investments purchased	–	372,427	461,099	18,637
Payable for capital shares redeemed	3,135	4,157	1,024	–
Accrued expenses	9,656	18,265	19,584	8,381

Total Liabilities	12,791	394,849	481,707	27,018

Net Assets	$2,331,695	$9,553,333	$6,752,517	$4,043,540

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,812,626	$13,969,198	$9,333,934	$8,729,944
Undistributed net investment income (loss)	–	41,236	50,808	(1,933)
Accumulated net realized gain (loss) on investments and foreign currency	(264,251)	(260,631)	(394,681)	(1,500,063)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,216,680)	(4,196,470)	(2,237,544)	(3,184,408)

Net Assets	$2,331,695	$9,553,333	$6,752,517	$4,043,540

Investment Class			$1,880,650
Service Class	$2,331,695	$9,553,333	4,871,867	$4,043,540

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			482,348
Service Class	669,275	2,247,647	1,243,355	779,031

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)			$3.90
Service Class(1)	$3.48	$4.25	3.92	$5.19 (2)

* Investments at identified cost	$3,461,279	$13,459,735	$8,264,665	$7,036,209

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce European Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 107

Statements of Assets and Liabilities	December 31, 2008

	Royce	Royce	Royce
	Global	SMid-Cap	International Smaller-
	Value Fund	Value Fund	Companies Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$30,376,288	$13,724,024	$1,767,386
Repurchase agreements (at cost and value)	563,000	503,000	463,000
Cash and foreign currency	883	86	483
Receivable for investments sold	265,709	408,823	–
Receivable for capital shares sold	6,227	71,085	50
Receivable for dividends and interest	57,315	15,679	1,479
Prepaid expenses and other assets	554	96	11

Total Assets	31,269,976	14,722,793	2,232,409

LIABILITIES:
Payable for investments purchased	51,403	321,143	263,512
Payable for capital shares redeemed	128,168	319,757	–
Payable for investment advisory fees	21,513	8,175	–
Accrued expenses	28,877	14,629	8,689

Total Liabilities	229,961	663,704	272,201

Net Assets	$31,040,015	$14,059,089	$1,960,208

ANALYSIS OF NET ASSETS:
Paid-in capital	$57,804,249	$21,048,108	$2,555,188
Undistributed net investment income (loss)	(21,076)	12,862	(742)
Accumulated net realized gain (loss) on investments and foreign currency	(7,043,274)	(4,523,918)	(62)
Net unrealized appreciation (depreciation) on investments and foreign currency	(19,699,884)	(2,477,963)	(594,176)

Net Assets	$31,040,015	$14,059,089	$1,960,208

Service Class	$31,040,015	$14,059,089	$1,960,208

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	4,632,977	1,991,459	280,624

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$6.70 (2)	$7.06	$6.99 (2)

* Investments at identified cost	$50,075,228	$16,202,009	$2,360,865

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce Global Value Fund and Royce International Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

108 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$11,889,650	$7,824,617	$5,887,338	$(2,841,981)	$6,714,730	$13,720,640
Net realized gain (loss) on investments and foreign currency	(174,367,554)	369,343,168	(25,296,173)	136,694,462	(9,496,142)	578,325,988
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,461,212,117)	(277,790,418)	(407,275,570)	(71,825,987)	(1,477,972,261)	(31,257,175)

Net increase (decrease) in net assets from investment operations	(1,623,690,021)	99,377,367	(426,684,405)	62,026,494	(1,480,753,673)	560,789,453

DISTRIBUTIONS:
Net investment income
Investment Class	(2,910,826)	(21,815,444)	–	(16,995,633)	–	(53,407,267)
Service Class	–	(270,692)	–	(589,080)	–	(3,203,018)
Consultant Class	–	–	–	(3,248,788)	–	(249,605)
Institutional Class					–	(6,885,256)
W Class					–	(4,658,931)
R Class	–	(2,711)			–	(1,036)
K Class	–				–
Net realized gain on investments and foreign currency
Investment Class	(32,769,764)	(270,219,340)	(16,136,129)	(90,981,633)	(41,688,986)	(435,077,458)
Service Class	(1,180,327)	(4,724,213)	(984,301)	(3,336,960)	(3,271,933)	(29,419,889)
Consultant Class	(9,945,072)	(107,049,659)	(3,946,809)	(29,121,595)	(493,813)	(6,359,399)
Institutional Class					(5,473,666)	(52,446,163)
W Class					(3,711,980)	(36,616,583)
R Class	(83,681)	(42,122)			(6,661)	(11,276)
K Class	(2,441)				(1,018)

Total distributions	(46,892,111)	(404,124,181)	(21,067,239)	(144,273,689)	(54,648,057)	(628,335,881)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	381,055,621	503,329,915	110,775,913	70,598,816	97,436,393	112,730,430
Service Class	89,761,830	19,489,867	17,935,958	23,152,640	51,231,360	61,282,730
Consultant Class	(135,763,968)	87,965,155	(18,324,406)	602,229	(8,748,050)	1,636,777
Institutional Class					53,920,359	109,730,690
W Class					17,768,275	37,239,372
R Class	7,327,956	937,493			464,210	112,312
K Class	678,840				53,217
Shareholder redemption fees
Investment Class	362,150	313,803	107,082	30,884	337,593	134,275
Service Class	10,320	426	17,510	183	93,476	56,777
Consultant Class	59,471	60,829	13,014	4,358	2,306	1,258

Net increase (decrease) in net assets from capital share transactions	343,492,220	612,097,488	110,525,071	94,389,110	212,559,139	322,924,621

NET INCREASE (DECREASE) IN NET ASSETS	(1,327,089,912)	307,350,674	(337,226,573)	12,141,915	(1,322,842,591)	255,378,193
NET ASSETS:
Beginning of year	4,378,226,923	4,070,876,249	923,586,999	911,445,084	4,783,365,057	4,527,986,864

End of year	$3,051,137,011	$4,378,226,923	$586,360,426	$923,586,999	$3,460,522,466	$4,783,365,057

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$2,818,426	$(16,655,584)	$(217,066)	$(20,881,359)	$(1,390,524)	$(62,260,657)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 109

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(787,962)	$(5,542,545)	$75,309,212	$71,935,471	$105,812	$(182,826)
Net realized gain (loss) on investments and foreign currency	(35,335,315)	607,885,245	(85,073,024)	354,363,602	(15,159,845)	12,837,106
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,442,070,890)	(478,723,555)	(1,707,650,904)	(273,425,269)	(30,870,366)	(11,904,104)

Net increase (decrease) in net assets from investment operations	(1,478,194,167)	123,619,145	(1,717,414,716)	152,873,804	(45,924,399)	750,176

DISTRIBUTIONS:
Net investment income
Investment Class	–	(822,648)	(71,303,589)	(55,003,674)	–	–
Service Class	–	(84,347,612)	(3,639,268)	(3,142,690)	–	–
Consultant Class			(2,264,372)	(1,484,363)	–	–
Institutional Class	–	(24,481,005)	(5,063,006)	(3,992,442)
W Class			(3,116,039)	(3,110,072)
R Class	–	(2,243)	(28,532)	(3,102)	–
K Class	–		(224,243)		–
Net realized gain on investments and foreign currency
Investment Class	(1,857,489)	(3,478,907)	(1,225,833)	(306,794,301)	(150,338)	(886,370)
Service Class	(53,470,563)	(414,122,810)	(79,203)	(21,157,025)	(2,324,338)	(10,283,090)
Consultant Class			(167,946)	(46,937,169)	(165,603)	(731,650)
Institutional Class	(15,527,427)	(105,132,456)	(84,400)	(19,857,236)
W Class			(31,754)	(17,975,651)
R Class	(2,930)	(10,972)	(1,343)	(73,547)	(2,463)
K Class	(1,307)		(7,849)		(2,464)

Total distributions	(70,859,716)	(632,398,653)	(87,237,377)	(479,531,272)	(2,645,206)	(11,901,110)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	68,103,790	33,341,802	(260,867,768)	23,727,933	(282,167)	9,966,322
Service Class	(289,934,048)	(352,864,954)	(20,757,447)	(94,665,672)	17,369,900	17,499,264
Consultant Class			(108,765,485)	(3,715,842)	785,193	3,672,749
Institutional Class	22,960,668	389,977,835	18,424,027	(9,846,437)
W Class			(124,452,298)	45,843,302
R Class	29,057	113,215	2,983,625	1,310,580	102,463
K Class	49,503		18,172,213		102,481
Shareholder redemption fees
Investment Class	23,963	–	393,188	284,200	–	–
Service Class	133,537	55,780	451,899	24,288	10,773	46,510
Consultant Class			36,526	31,933	3,417	2,458

Net increase (decrease) in net assets from capital share transactions	(198,633,530)	70,623,678	(474,381,520)	(37,005,715)	18,092,060	31,187,303

NET INCREASE (DECREASE) IN NET ASSETS	(1,747,687,413)	(438,155,830)	(2,279,033,613)	(363,663,183)	(30,477,545)	20,036,369
NET ASSETS:
Beginning of year	4,235,881,832	4,674,037,662	5,639,376,632	6,003,039,815	119,264,405	99,228,036

End of year	$2,488,194,419	$4,235,881,832	$3,360,343,019	$5,639,376,632	$88,786,860	$119,264,405

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(12,732,104)	$(105,983,057)	$46,113,954	$44,197,047	$264,443	$190,463

110 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$10,245,358	$8,874,832	$6,692,362	$3,407,540	$(2,893,793)	$(167,794)
Net realized gain (loss) on investments and foreign currency	(84,728,386)	350,776,218	(11,113,882)	88,983,600	(54,618,165)	47,322,440
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(888,512,442)	(406,479,812)	(110,190,095)	(64,034,831)	(403,552,866)	(34,881,905)

Net increase (decrease) in net assets from investment operations	(962,995,470)	(46,828,762)	(114,611,615)	28,356,309	(461,064,824)	12,272,741

DISTRIBUTIONS:
Net investment income
Investment Class	(5,075,652)	(8,861,139)	(4,347,676)	(2,314,954)	–	(211,501)
Service Class	(1,050,627)	(1,167,075)	(68,715)	(11,553)	–	(9,229,473)
Consultant Class	–	–	(13,101)	–	–	(107,647)
Institutional Class	(3,488,810)	(2,558,760)	(2,355,040)	(1,053,795)	–	(2,874,164)
R Class	(655)	(159)			–	(1,442)
K Class	(163)				–
Net realized gain on investments and foreign currency
Investment Class	(34,232,879)	(216,056,869)	(15,457,809)	(44,938,377)	–	(791,079)
Service Class	(9,392,220)	(42,684,065)	(261,068)	(305,504)	–	(40,622,868)
Consultant Class	(271,289)	(1,126,327)	(572,835)	(1,855,831)	–	(825,097)
Institutional Class	(18,309,532)	(52,716,524)	(7,729,865)	(17,780,504)	–	(10,386,697)
R Class	(6,063)	(12,064)			–	(5,933)
K Class	(1,475)				–

Total distributions	(71,829,365)	(325,182,982)	(30,806,109)	(68,260,518)	–	(65,055,901)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(359,296,669)	(6,532,172)	25,158,441	(26,430,654)	14,112,044	14,193,899
Service Class	17,148,289	52,636,789	7,787,357	1,831,448	427,404,422	255,847,665
Consultant Class	884,215	5,554,109	(749,516)	(251,308)	9,694,459	11,074,713
Institutional Class	250,846,422	148,859,051	51,078,984	21,679,209	(1,551,339)	164,932,966
R Class	2,461	112,223			359,023	107,375
K Class	44,928				1,446,184
Shareholder redemption fees
Investment Class	96,811	178,943	41,696	53,001	6,521	188
Service Class	51,654	4,598	3,503	914	628,156	307,090
Consultant Class	1,329	2,577	3,598	2,588	7,790	4,861
R Class	–	–			530	–

Net increase (decrease) in net assets from capital share transactions	(90,220,560)	200,816,118	83,324,063	(3,114,802)	452,107,790	446,468,757

NET INCREASE (DECREASE) IN NET ASSETS	(1,125,045,395)	(171,195,626)	(62,093,661)	(43,019,011)	(8,957,034)	393,685,597
NET ASSETS:
Beginning of year	2,184,579,225	2,355,774,851	561,500,222	604,519,233	864,390,613	470,705,016

End of year	$1,059,533,830	$2,184,579,225	$499,406,561	$561,500,222	$855,433,579	$864,390,613

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$129,982	$142,430	$-	$27,238	$(5,262)	$(12,813,302)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 111

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(13,404,858)	$(9,411,929)	$(164,867)	$(172,667)	$(23,531)	$(26,411)
Net realized gain (loss) on investments and foreign currency	(159,096,016)	148,824,281	(4,675,800)	3,159,103	(1,452,326)	3,465,418
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,164,037,413)	(146,174,341)	(1,613,293)	(2,457,824)	(16,642,391)	(1,000,974)

Net increase (decrease) in net assets from investment operations	(1,336,538,287)	(6,761,989)	(6,453,960)	528,612	(18,118,248)	2,438,033

DISTRIBUTIONS:
Net investment income
Investment Class	–	(862,863)			–	–
Service Class	–	(31,671,098)	–	–	–	–
Consultant Class	–	(279,914)
Institutional Class	–	(1,962,578)
R Class	–	(1,183)			–
K Class	–				–
Net realized gain on investments and foreign currency
Investment Class	(2,470,975)	(2,455,451)			(231,771)	(587,713)
Service Class	(36,472,282)	(109,351,266)	(1,575)	(1,532,140)	(625,590)	(2,275,046)
Consultant Class	(586,233)	(1,903,737)
Institutional Class	(2,848,873)	(5,470,066)
R Class	(7,653)	(3,844)			(874)
K Class	(905)				(1,180)

Total distributions	(42,386,921)	(153,962,000)	(1,575)	(1,532,140)	(859,415)	(2,862,759)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	102,839,374	71,815,942			10,696,770	7,814,345
Service Class	250,105,200	1,314,292,512	(2,909,443)	(3,243,223)	31,819,959	(6,104,604)
Consultant Class	(1,049,159)	37,815,231
Institutional Class	79,343,121	126,264,149
R Class	454,846	105,034			100,874
K Class	50,755				124,654
Shareholder redemption fees
Investment Class	30,251	8,371			–	–
Service Class	496,765	993,657	2,053	14,950	35,018	19,534
Consultant Class	9,342	15,609

Net increase (decrease) in net assets from capital share transactions	432,280,495	1,551,310,505	(2,907,390)	(3,228,273)	42,777,275	1,729,275

NET INCREASE (DECREASE) IN NET ASSETS	(946,644,713)	1,390,586,516	(9,362,925)	(4,231,801)	23,799,612	1,304,549
NET ASSETS:
Beginning of year	2,948,153,071	1,557,566,555	16,808,879	21,040,680	35,995,088	34,690,539

End of year	$2,001,508,358	$2,948,153,071	$7,445,954	$16,808,879	$59,794,700	$35,995,088

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(662,129)	$(46,334,928)	$–	$–	$44,870	$9,214

112 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Discovery Fund		Royce Financial Services Fund		Royce Dividend Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,225)	$(15,271)	$144,513	$49,014	$124,382	$158,812
Net realized gain (loss) on investments and foreign currency	(263,982)	509,984	(267,159)	228,335	(296,528)	749,356
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,092,029)	(811,821)	(4,379,138)	(514,365)	(2,296,540)	(906,140)

Net increase (decrease) in net assets from investment operations	(1,363,236)	(317,108)	(4,501,784)	(237,016)	(2,468,686)	2,028

DISTRIBUTIONS:
Net investment income
Investment Class					(41,209)	(5,405)
Service Class	–	–	(119,843)	(48,863)	(84,725)	(122,939)
Net realized gain on investments and foreign currency
Investment Class					(1,739)	(271,229)
Service Class	(184,460)	(318,850)	(57,862)	(155,048)	(4,635)	(603,242)

Total distributions	(184,460)	(318,850)	(177,705)	(203,911)	(132,308)	(1,002,815)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class					803,330	2,120,463
Service Class	(32,175)	140,927	9,572,344	1,001,931	2,870,266	(2,267,492)
Shareholder redemption fees
Investment Class					542	–
Service Class	268	1,078	10,181	9,181	1,117	7,084

Net increase (decrease) in net assets from capital share transactions	(31,907)	142,005	9,582,525	1,011,112	3,675,255	(139,945)

NET INCREASE (DECREASE) IN NET ASSETS	(1,579,603)	(493,953)	4,903,036	570,185	1,074,261	(1,140,732)
NET ASSETS:
Beginning of year	3,911,298	4,405,251	4,650,297	4,080,112	5,678,256	6,818,988

End of year	$2,331,695	$3,911,298	$9,553,333	$4,650,297	$6,752,517	$5,678,256

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$–	$(572)	$41,236	$26,684	$50,808	$58,712

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 113

Statements of Changes in Net Assets

	Royce European Smaller-
	Companies Fund		Royce Global Value Fund

	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$165,869	$15,072	$550,863	$(28,433)
Net realized gain (loss) on investments and foreign currency	(1,484,236)	(21,549)	(7,090,164)	22,987
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,689,442)	(494,966)	(19,663,821)	(36,063)

Net increase (decrease) in net assets from investment operations	(4,007,809)	(501,443)	(26,203,122)	(41,509)

DISTRIBUTIONS:
Net investment income
Service Class	(175,631)	(3,989)	(124,489)	(361,494)
Net realized gain on investments and foreign currency
Service Class	–	–	(1,441)	(32,707)

Total distributions	(175,631)	(3,989)	(125,930)	(394,201)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(1,247,527)	9,969,605	37,356,376	20,272,232
Shareholder redemption fees
Service Class	5,059	5,275	136,353	39,816

Net increase (decrease) in net assets from capital share transactions	(1,242,468)	9,974,880	37,492,729	20,312,048

NET INCREASE (DECREASE) IN NET ASSETS	(5,425,908)	9,469,448	11,163,677	19,876,338
NET ASSETS:
Beginning of year	9,469,448	–	19,876,338	–

End of year	$4,043,540	$9,469,448	$31,040,015	$19,876,338

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(1,933)	$3,855	$(21,076)	$(403,737)

114 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce International Smaller-
	Royce SMid-Cap Value Fund		Companies Fund

	Year ended	Period ended	Period ended
	12/31/08	12/31/07*	12/31/08**
INVESTMENT OPERATIONS:
Net investment income (loss)	$23,557	$1,960	$(3,870)
Net realized gain (loss) on investments and foreign currency	(4,522,091)	(488)	2,084
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,483,776)	5,813	(594,176)

Net increase (decrease) in net assets from investment operations	(6,982,310)	7,285	(595,962)

DISTRIBUTIONS:
Net investment income
Service Class	(10,890)	(2,224)	–
Net realized gain on investments and foreign currency
Service Class	–	(1,315)	–

Total distributions	(10,890)	(3,539)	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	19,653,492	1,375,324	2,556,170
Shareholder redemption fees
Service Class	19,727	–	–

Net increase (decrease) in net assets from capital share transactions	19,673,219	1,375,324	2,556,170

NET INCREASE (DECREASE) IN NET ASSETS	12,680,019	1,379,070	1,960,208
NET ASSETS:
Beginning of period	1,379,070	–

End of period	$14,059,089	$1,379,070	$1,960,208

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$12,862	$–	$(742)

*	The Fund commenced operations on September 28, 2007.
**	The Fund commenced operations on June 30, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 115

Statements of Operations	Year Ended December 31, 2008

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$47,187,735	$16,029,019	$32,075,371	$29,983,233	$123,473,789	$1,439,029	$23,345,452
Affiliated Companies	1,285,377	1,183,128	15,194,513	10,009,241	4,875,424	–	351,560
Interest	4,502,164	1,873,148	8,195,499	5,712,496	4,486,743	79,244	2,296,711
Securities lending	3,275,746	878,529	2,403,922	3,919,928	983,058	171,612	4,618,824

Total income	56,251,022	19,963,824	57,869,305	49,624,898	133,819,014	1,689,885	30,612,547

Expenses:
Investment advisory fees	29,546,837	10,789,439	43,747,734	40,028,149	45,815,875	1,033,209	17,489,117
Distribution fees	9,647,507	1,661,160	1,038,884	6,807,747	5,734,612	284,706	676,833
Shareholder servicing	2,851,389	756,194	3,646,943	3,274,673	4,110,479	119,400	1,384,750
Shareholder reports	1,290,672	526,899	1,585,472	980,015	1,645,983	69,706	448,022
Administrative and office facilities	370,730	79,569	420,907	353,057	471,688	9,773	177,989
Custody	350,971	178,477	382,628	344,406	429,506	36,944	176,798
Trustees’ fees	121,825	25,999	140,518	110,960	151,176	3,204	56,264
Registration	116,010	58,925	106,866	62,501	99,657	45,883	77,198
Audit	60,874	35,835	61,365	60,777	70,010	20,101	38,907
Legal	46,687	9,662	51,371	43,484	59,065	1,474	22,037
Other expenses	127,000	28,679	137,777	129,004	167,007	5,760	69,151

Total expenses	44,530,502	14,150,838	51,320,465	52,194,773	58,755,058	1,630,160	20,617,066
Compensating balance credits	(160,055)	(36,882)	(80,849)	(74,591)	(167,291)	(6,199)	(64,140)
Fees waived by distributor	(215)	–	(755)	(793,973)	(2,126)	(382)	(362)
Expenses reimbursed by investment adviser
Investment Class						(10,187)
Service Class		(37,470)	(66,758)	(894,272)	(73,313)		(166,362)
Consultant Class						(11,342)
R Class			(8,387)	(9,861)	(2,526)	(8,919)	(9,813)
K Class	(8,860)		(9,141)	(9,216)		(9,058)	(9,200)

Net expenses	44,361,372	14,076,486	51,154,575	50,412,860	58,509,802	1,584,073	20,367,189

Net investment income (loss)	11,889,650	5,887,338	6,714,730	(787,962)	75,309,212	105,812	10,245,358

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	(160,256,713)	(7,100,609)	(25,044,145)	74,051,942	(61,739,344)	(15,159,845)	(58,339,937)
Affiliated Companies	(14,110,841)	(18,195,564)	15,548,003	(109,387,257)	(23,333,680)	–	(26,388,449)
Net change in unrealized appreciation
(depreciation) on investments and foreign
currency	(1,461,212,117)	(407,275,570)	(1,477,972,261)	(1,442,070,890)	(1,707,650,904)	(30,870,366)	(888,512,442)

Net realized and unrealized gain (loss) on
investments and foreign currency	(1,635,579,671)	(432,571,743)	(1,487,468,403)	(1,477,406,205)	(1,792,723,928)	(46,030,211)	(973,240,828)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(1,623,690,021)	$(426,684,405)	$(1,480,753,673)	$(1,478,194,167)	$(1,717,414,716)	$(45,924,399)	$(962,995,470)

116 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2008

	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	Technology	100	Discovery
	Fund	Fund	Fund	Value Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$8,435,451	$9,227,281	$12,185,708	$19,705	$581,377	$36,581
Affiliated Companies	3,078,924	64,414	2,744,103	–	–	–
Interest	934,583	1,172,923	3,495,700	31,522	82,083	4,181
Securities lending	71,498	348,642	5,495,353	–	–	–

Total income	12,520,456	10,813,260	23,920,864	51,227	663,460	40,762

Expenses:
Investment advisory fees	5,066,593	9,830,563	26,130,183	159,833	472,824	32,206
Distribution fees	144,405	2,165,186	6,331,490	31,967	98,946	8,051
Shareholder servicing	305,749	1,033,536	2,799,258	21,044	75,891	11,777
Shareholder reports	113,881	345,107	1,280,091	12,171	26,733	3,196
Administrative and office facilities	46,935	82,782	248,559	1,337	3,569	322
Custody	50,179	93,182	231,110	6,756	9,895	5,681
Trustees’ fees	15,214	28,894	83,133	418	1,259	102
Registration	52,135	112,077	146,517	19,403	33,871	15,657
Audit	35,502	35,870	59,454	11,015	20,039	11,004
Legal	5,696	10,252	30,388	164	713	39
Other expenses	19,285	27,492	74,192	1,531	3,254	1,177

Total expenses	5,855,574	13,764,941	37,414,375	265,639	746,994	89,212
Compensating balance credits	(10,103)	(39,087)	(69,766)	(721)	(3,080)	(120)
Fees waived by investment adviser and distributor	–	(499)	(236)	(48,824)	(16,572)	(35,865)
Expenses reimbursed by investment adviser
Investment Class					(10,048)
Service Class	(17,377)				(12,400)	(5,240)
R Class		(9,709)	(9,461)		(8,888)
K Class		(8,593)	(9,190)		(9,015)

Net expenses	5,828,094	13,707,053	37,325,722	216,094	686,991	47,987

Net investment income (loss)	6,692,362	(2,893,793)	(13,404,858)	(164,867)	(23,531)	(7,225)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	(10,916,833)	(54,618,165)	(65,538,809)	(4,675,800)	(1,452,326)	(263,982)
Affiliated Companies	(197,049)	–	(93,557,207)	–	–	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(110,190,095)	(403,552,866)	(1,164,037,413)	(1,613,293)	(16,642,391)	(1,092,029)

Net realized and unrealized gain (loss) on investments and foreign currency	(121,303,97l7)	(458,171,031)	(1,323,133,429)	(6,289,093)	(18,094,717)	(1,356,011)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(114,611,615)	$(461,064,824)	$(1,336,538,287)	$(6,453,960)	$(18,118,248)	$(1,363,236)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 117

Statements of Operations	Year Ended December 31, 2008

	Royce	Royce	Royce	Royce	Royce	Royce
	Financial	Dividend	European Smaller-	Global	SMid-Cap	International Smaller-
	Services Fund	Value Fund	Companies Fund	Value Fund	Value Fund	Companies Fund
INVESTMENT INCOME:
Income:
Dividends	$244,429	$205,129	$275,721	$1,032,557	$121,129	$10,134
Interest	16,784	9,534	16,482	86,172	16,366	1,086

Total income	261,213	214,663	292,203	1,118,729	137,495	11,220

Expenses:
Investment advisory fees	78,322	63,546	93,535	419,829	76,469	11,161
Distribution fees	19,581	11,289	18,707	83,966	19,117	2,232
Shareholder servicing	17,664	25,424	15,252	37,866	13,405	6,945
Shareholder reports	8,759	6,093	6,654	14,775	2,405	561
Administrative and office facilities	521	548	756	2,247	282	25
Custody	27,369	6,558	35,945	39,851	9,341	11,815
Trustees’ fees	192	184	253	860	129	11
Registration	19,722	29,995	21,686	25,268	23,326	4,453
Audit	11,006	20,006	11,007	13,024	11,003	15,400
Legal	62	1,389	91	267	31	2,588
Other expenses	1,230	1,984	1,386	2,081	1,152	512

Total expenses	184,428	167,016	205,272	640,034	156,660	55,703
Compensating balance credits	(1,170)	(263)	(1,899)	(2,395)	(407)	(2,303)
Fees waived by investment adviser and distributor	(66,558)	(41,390)	(77,039)	(69,773)	(42,315)	(13,393)
Expenses reimbursed by investment adviser
Investment Class		(17,493)
Service Class		(17,589)				(24,917)

Net expenses	116,700	90,281	126,334	567,866	113,938	15,090

Net investment income (loss)	144,513	124,382	165,869	550,863	23,557	(3,870)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	(267,159)	(296,528)	(1,484,236)	(7,090,164)	(4,522,091)	2,084
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(4,379,138)	(2,296,540)	(2,689,442)	(19,663,821)	(2,483,776)	(594,176)

Net realized and unrealized gain (loss) on investments and
foreign currency	(4,646,297)	(2,593,068)	(4,173,678)	(26,753,985)	(7,005,867)	(592,092)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(4,501,784)	$(2,468,686)	$(4,007,809)	$(26,203,122)	$(6,982,310)	$(595,962)

118 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2008	$10.82	$0.05	$(3.82)	$(3.77)	$(0.01)	$(0.10)	$(0.11)	$–	$6.94	(34.78)%	$2,293.526	0.90%	0.89%	0.89%	0.55%	36%
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78	2,867,562	0.88	0.87	0.87	0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50	1,864,481	0.90	0.90	0.90	0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23	1,243,059	0.89	0.89	0.89	(0.20)	32

Royce Pennsylvania Mutual Fund – Service Class(a)
2008	$10.78	$0.04	$(3.82)	$(3.78)	$–	$(0.10)	$(0.10)	$–	$6.90	(35.00)%	$115,959	1.11%	1.11%	1.11%	0.41%	36%
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49	40,049	1.16	1.16	1.14	0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27 #	104	26.06 *	26.06 *	1.14 *	1.32 *	26

Royce Pennsylvania Mutual Fund – Consultant Class
2008	$10.09	$(0.04)	$(3.55)	$(3.59)	$–	$(0.10)	$(0.10)	$–	$6.40	(35.52)%	$635,688	1.88%	1.87%	1.87%	(0.46)%	36%
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73	1,164,136	1.89	1.88	1.88	(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71	1,163,265	1.87	1.86	1.86	(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32	904,160	1.89	1.89	1.88	(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14	753,388	1.89	1.89	1.89	(1.20)	32

Royce Pennsylvania Mutual Fund – R Class(b)
2008	$10.78	$(0.00)	$(3.81)	$(3.81)	$–	$(0.10)	$(0.10)	$–	$6.87	(35.28)%	$5,270	1.58%	1.57%	1.57%	(0.03)%	36%
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91)#	871	7.52 *	7.50 *	1.74 *	(0.42)*	43

Royce Pennsylvania Mutual Fund – K Class(c)
2008	$10.00	$0.01	$(3.57)	$(3.56)	$–	$(0.10)	$(0.10)	$–	$6.34	(35.53)%#	$694	12.12%*	12.12%*	1.59%*	0.13%*	36%

Royce Micro-Cap Fund – Investment Class
2008	$15.72	$0.12	$(6.58)	$(6.46)	$–	$(0.33)	$(0.33)	$–	$8.93	(40.94)%	$455,077	1.52%	1.51%	1.51%	0.89%	43%
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31	682,513	1.44	1.43	1.43	(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50	497,917	1.49	1.49	1.48	(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78	473,248	1.56	1.56	1.47	(0.94)	44

Royce Micro-Cap Fund – Service Class
2008	$15.63	$0.07	$(6.51)	$(6.44)	$–	$(0.33)	$(0.33)	$0.01	$8.87	(40.98)%	$28,245	1.79%	1.78%	1.66%	0.58%	43%
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02	7,521	1.93	1.93	1.66	(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39	2,742	2.75	2.75	1.49	(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73	1,152	3.07	3.07	1.49	(1.06)	44

Royce Micro-Cap Fund – Consultant Class
2008	$14.51	$0.00	$(6.04)	$(6.04)	$–	$(0.33)	$(0.33)	$–	$8.14	(41.46)%	$103,038	2.45%	2.45%	2.45%	0.02	43%
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10	221,411	2.44	2.42	2.42	(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37	173,017	2.49	2.49	2.49	(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62	169,813	2.56	2.56	2.47	(1.94)	44

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 119

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Investment Class
2008	$17.36	$0.02	$(4.94)	$(4.92)	$–	$(0.20)	$(0.20)	$–	$12.24	(28.29)%	$2,634,045	1.13%	1.12%	1.12%	0.15%	11%
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81	3,628,842	1.10	1.09	1.09	0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07	3,382,086	1.13	1.13	1.13	(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82	2,975,348	1.14	1.14	1.14	(0.43)	24

Royce Premier Fund – Service Class
2008	$17.25	$(0.01)	$(4.91)	$(4.92)	$–	$(0.20)	$(0.20)	$0.01	$12.14	(28.41)%	$209,647	1.37%	1.37%	1.34%	(0.06)%	11%
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	(0.12)	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61	193,860	1.38	1.38	1.29	(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86	135,927	1.37	1.37	1.29	(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52	69,759	1.39	1.39	1.29	(0.57)	24

Royce Premier Fund – Consultant Class
2008	$16.57	$(0.13)	$(4.69)	$(4.82)	$–	$(0.20)	$(0.20)	$–	$11.55	(29.04)%	$28,977	2.12%	2.11%	2.11%	(0.84)%	11%
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74	50,862	2.12	2.11	2.11	(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88	47,310	2.17	2.17	2.17	(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27	26,805	2.35	2.35	2.35	(1.59)	24

Royce Premier Fund – Institutional Class
2008	$17.42	$0.04	$(4.96)	$(4.92)	$–	$(0.20)	$(0.20)	$–	$12.30	(28.19)%	$352,804	1.01%	1.01%	1.01%	0.27%	11%
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88	355,293	1.01	1.00	1.00	0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17	235,886	1.02	1.02	1.02	0.04	20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96	104,497	1.06	1.06	1.04	(0.30)	24

Royce Premier Fund – W Class(d)
2008	$17.36	$0.04	$(4.95)	$(4.91)	$–	$(0.20)	$(0.20)	$–	$12.25	(28.23)%	$234,618	1.04%	1.04%	1.04%	0.23%	11%
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72	332,720	1.05	1.05	1.05	0.34	21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82	299,129	1.08	1.07	1.07	0.20	13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25 #	283,095	1.04 *	1.04 *	1.04 *	0.06 *	20

Royce Premier Fund – R Class(b)
2008	$17.36	$(0.08)	$(4.93)	$(5.01)	$–	$(0.20)	$(0.20)	$–	$12.15	(28.81)%	$396	3.97%	3.97%	1.84%	(0.54)%	11%
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67)#	97	14.23 *	14.23 *	1.74 *	(0.18)*	21

Royce Premier Fund – K Class(c)
2008	$10.00	$(0.02)	$(3.34)	$(3.36)	$–	$(0.20)	$(0.20)	$–	$6.44	(33.51)%#	$35	35.36%*	35.36%*	1.59%*	(0.38)%*	11%

Royce Low-Priced Stock Fund – Investment Class(e)
2008	$14.75	$(0.03)	$(5.35)	$(5.32)	$–	$(0.27)	$(0.27)	$0.01	$9.17	(35.77)%	$65,004	1.24%	1.24%	1.24%	0.29%	39%
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15 #	29,260	2.11 *	2.12 *	1.24 *	0.44 *	30
120 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Service Class
2008	$14.78	$(0.01)	$(5.34)	$(5.35)	$–	$(0.27)	$(0.27)	$–	$9.16	(35.97)%	$1,870,016	1.56%	1.55%	1.49%	(0.10)%	39%
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97	4,065,946	1.51	1.51	1.46	(0.37)	27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66	3,909,389	1.54	1.54	1.49	(0.68)	21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64	4,769,417	1.71	1.71	1.49	(1.00)	26

Royce Low-Priced Stock Fund – Institutional Class(f)
2008	$14.76	$0.03	$(5.34)	$(5.31)	$–	$(0.27)	$(0.27)	$–	$9.18	(35.75)%	$553,070	1.18%	1.18%	1.18%	0.22%	39%
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94 #	608,092	1.20 *	1.19 *	1.19 *	0.02 *	27

Royce Low-Priced Stock Fund – R Class(b)
2008	$14.76	$(0.05)	$(5.33)	$(5.38)	$–	$(0.27)	$(0.27)	$–	$9.11	(36.22)%	$74	10.95%	10.94%	1.84%	(0.42)%	39%
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96)#	92	11.93 *	11.93 *	1.74 *	(0.28)*	30

Royce Low-Priced Stock Fund – K Class(c)
2008	$10.00	$(0.01)	$(3.77)	$(3.78)	$–	$(0.27)	$(0.27)	$–	$5.95	(37.47)%#	$30	40.19%*	40.19%*	1.59%*	(0.19)%*	39%

Royce Total Return Fund – Investment Class
2008	$12.93	$0.20	$(4.20)	$(4.00)	$(0.23)	$(0.00)	$(0.23)	$–	$8.70	(31.17)%	$2,577,031	1.12%	1.12%	1.12%	1.69%	25%
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54	4,438,964	1.09	1.09	1.09	1.31	25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23	4,258,135	1.12	1.12	1.12	1.13	24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52	3,738,851	1.15	1.15	1.15	1.08	22

Royce Total Return Fund – Service Class
2008	$12.82	$0.17	$(4.16)	$(3.99)	$(0.18)	$(0.00)	$(0.18)	$0.02	$8.67	(31.17)%	$155,644	1.37%	1.37%	1.34%	1.49%	25%
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32	371,755	1.34	1.34	1.29	1.12	25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07	315,602	1.36	1.36	1.29	0.98	24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38	261,212	1.38	1.38	1.29	0.95	22

Royce Total Return Fund – Consultant Class
2008	$12.91	$0.08	$(4.18)	$(4.10)	$(0.05)	$(0.00)	$(0.05)	$–	$8.76	(31.83)%	$354,384	2.09%	2.08%	2.08%	0.71%	25%
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35	648,191	2.08	2.07	2.07	0.30	27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45	689,311	2.07	2.06	2.06	0.34	25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18	606,618	2.10	2.10	2.10	0.17	24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35	501,635	2.13	2.13	2.13	0.10	22

Royce Total Return Fund – Institutional Class
2008	$12.95	$0.20	$(4.19)	$(3.99)	$(0.26)	$(0.00)	$(0.26)	$–	$8.70	(31.09)%	$191,014	1.00%	0.99%	0.99%	1.82%	25%
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62	282,295	1.00	0.99	0.99	1.42	25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31	214,275	1.00	1.00	1.00	1.30	24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78	124,286	1.04	1.04	1.04	1.20	22

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 121

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total	Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Balance Credits		Waivers		Waivers		Net Assets	Rate

Royce Total Return Fund – W Class(d)
2008	$12.95	$0.23	$(4.23)	$(4.00)	$(0.24)	$(0.00)	$(0.24)	$–	$8.71	(31.18)%	$65,260	1.08%		1.08%		1.08%		1.66%	25%
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49	250,178	1.06		1.06		1.06		1.31	27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54	220,716	1.10		1.09		1.09		1.33	25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68 #	144,506	1.06	*	1.06	*	1.06	*	1.38 *	24

Royce Total Return Fund – R Class(b)
2008	$12.93	$0.11	$(4.19)	$(4.08)	$(0.11)	$(0.00)	$(0.11)	$–	$8.74	(31.67)%	$2,946	2.03%		2.02%		1.84%		1.10%	25%
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15)#	1,224	6.15	*	6.14	*	1.74	*	0.78 *	27

Royce Total Return Fund – K Class(g)
2008	$10.00	$0.02	$(3.07)	$(3.05)	$(0.14)	$(0.00)	$(0.14)	$–	$6.81	(30.56)%#	$14,064	1.46	%*	1.46	%*	1.46	%*	1.81%*	25%

Royce Heritage Fund – Investment Class(e)
2008	$12.88	$0.04	$(4.70)	$(4.66)	$–	$(0.25)	$(0.25)	$–	$7.97	(36.07)%	$5,522	1.39%		1.38%		1.24%		0.40%	128%
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64 #	8,884	3.33	*	3.33	*	1.24	*	(0.06)*	138

Royce Heritage Fund – Service Class
2008	$12.88	$0.02	$(4.70)	$(4.68)	$–	$(0.25)	$(0.25)	$–	$7.95	(36.22)%	$78,526	1.50%		1.49%		1.49%		0.14%	128%
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42		1.42		1.27		(0.10)	138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62	95,349	1.48		1.47		1.32		(0.05)	98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74	58,905	1.58		1.58		1.43		(0.44)	142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35	52,891	1.55		1.55		1.49		(0.95)	86

Royce Heritage Fund – Consultant Class
2008	$11.10	$(0.08)	$(4.03)	$(4.11)	$–	$(0.25)	$(0.25)	$0.01	$6.75	(36.81)%	$4,609	2.69%		2.68%		2.49%		(0.86)%	128%
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07	6,728	2.61		2.60		2.49		(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08	3,879	3.20		3.18		2.49		(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70	2,507	3.99		3.99		2.49		(1.50)	142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11	1,885	5.21		5.21		2.49		(1.94)	86

Royce Heritage Fund – R Class(c)
2008	$10.00	$(0.01)	$(3.51)	$(3.52)	$–	$(0.25)	$(0.25)	$–	$6.23	(35.05)%#	$65	19.77	%*	19.76	%*	1.84	%*	(0.27)%*	128%

Royce Heritage Fund – K Class(c)
2008	$10.00	$(0.00)	$(3.51)	$(3.51)	$–	$(0.25)	$(0.25)	$–	$6.24	(34.95)%#	$65	19.53	%*	19.53	%*	1.59	%*	(0.02)%*	128%

Royce Opportunity Fund – Investment Class
2008	$11.02	$0.06	$(5.12)	$(5.06)	$(0.05)	$(0.34)	$(0.39)	$–	$5.57	(45.73)%	$581,860	1.17%		1.17%		1.17%		0.63%	52%
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)	1,550,045	1.11		1.10		1.10		0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76	1,811,073	1.12		1.11		1.11		(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76	1,490,999	1.14		1.14		1.14		(0.38)	42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51	1,677,215	1.14		1.14		1.14		(0.55)	47

122 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Service Class
2008	$10.80	$0.04	$(5.00)	$(4.96)	$(0.04)	$(0.34)	$(0.38)	$–	$5.46	(45.76)%	$162,607	1.41%	1.41%	1.34%	0.40%	52%
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51	291,911	1.40	1.40	1.29	(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66	167,369	1.41	1.41	1.29	(0.53)	42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22	230,068	1.43	1.43	1.29	(0.70)	47

Royce Opportunity Fund – Consultant Class(h)
2008	$10.78	$(0.07)	$(4.95)	$(5.02)	$–	$(0.34)	$(0.34)	$–	$5.42	(46,40)%	$4,707	2.48%	2.47%	2.47%	(0.74)%	52%
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)	7,982	2.48	2.46	2.46	(1.03)	50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16 #	4,080	3.75 *	3.74 *	2.49 *	(1.24)*	47

Royce Opportunity Fund – Institutional Class
2008	$11.09	$0.05	$(5.13)	$(5.08)	$(0.07)	$(0.34)	$(0.41)	$–	$5.60	(45.66)%	$310,272	1.04%	1.04%	1.04%	0.60%	52%
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
2006	12.34	0.00)	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85	248,710	1.04	1.03	1.03	0.03	47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90	199,293	1.05	1.05	1.04	(0.28)	42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57	193,136	1.06	1.06	1.04	(0.44)	47

Royce Opportunity Fund – R Class(b)
2008	$11.02	$(0.06)	$(5.08)	$(5.14)	$(0.04)	$(0.34)	$(0.38)	$–	$5.50	(46.50)%	$64	18.28%	18.27%	1.84%	(0.04)%	52%
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77)#	88	14.59 *	14.59 *	1.74 *	(0.92)*	50

Royce Opportunity Fund – K Class(c)
2008	$10.00	$(0.00)	$(4.51)	$(4.51)	$(0.04)	$(0.34)	$(0.38)	$–	$5.11	(44.92)%#	$24	44.39%*	44.39%*	1.59%*	(0.06)%*	52%

Royce Special Equity Fund – Investment Class
2008	$18.27	$0.21	$(3.83)	$(3.62)	$(0.21)	$(0.75)	$(0.96)	$–	$13.69	(19.62)%	$316,558	1.15%	1.15%	1.15%	1.32%	27%
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13	1.13	1.13	0.51	16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)	523,961	1.14	1.14	1.14	0.94	22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91	856,537	1.15	1.15	1.15	1.02	17

Royce Special Equity Fund – Service Class
2008	$18.28	$0.11	$(3.77)	$(3.66)	$(0.19)	$(0.75)	$(0.94)	$0.01	$13.69	(19.74)%	$9,549	1.83%	1.82%	1.35%	1.27%	27%
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	(13.70)	1,200	1.69	1.69	1.35	0.52	16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)	7,606	1.48	1.48	1.35	0.65	22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66	12,743	1.55	1.55	1.35	0.74	17

Royce Special Equity Fund – Consultant Class
2008	$17.87	$0.03	$(3.72)	$(3.69)	$(0.01)	$(0.75)	$(0.76)	$–	$13.42	(20.46)%	$11,460	2.26%	2.26%	2.26%	0.18%	27%
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75	17,231	2.23	2.22	2.22	(0.60)	16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)	17,517	2.26	2.26	2.26	(0.15)	22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66	20,277	2.28	2.28	2.28	(0.09)	17

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 123

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Institutional Class
2008	$18.22	$0.21	$(3.80)	$(3.59)	$(0.23)	$(0.75)	$(0.98)	$–	$13.65	(19.52)%	$161,840	1.05%	1.05%	1.05%	1.43%	27%
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12	147,661	1.05	1.05	1.05	0.58	16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)	154,195	1.05	1.05	1.05	1.08	22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97	162,819	1.07	1.07	1.07	1.07	17

Royce Value Fund – Investment Class(e)
2008	$10.62	$(0.01)	$(3.61)	$(3.62)	$–	$–	$–	$–	$7.00	(34.09)%	$18,993	1.16%	1.16%	1.16%	(0.06%	41%
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 #	13,233	1.89 *	1.88 *	1.24 *	0.06 *	67

Royce Value Fund – Service Class
2008	$10.64	$(0.03)	$(3.62)	$(3.65)	$–	$–	$–	$0.01	$7.00	(34.21)%	$704,406	1.45%	1.45%	1.45%	(0.34)%	41%
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43	1.42	1.31	(0.15)	41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23	113,451	1.53	1.53	1.28	(0.31)	44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94	38,713	2.15	2.15	1.49	(0.77)	83

Royce Value Fund – Consultant Class(h)
2008	$10.50	$(0.11)	$(3.54)	$(3.65)	$–	$–	$–	$–	$6.85	(34.76)%	$15,915	2.29%	2.28%	2.28%	(1.18)%	41%
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33 #	4,424	4.35 *	4.34 *	2.49 *	(0.93)*	41

Royce Value Fund – Institutional Class(i)
2008	$10.61	$0.00	$(3.61)	$(3.61)	$–	$–	$–	$–	$7.00	(34.02)%	$114,244	1.04%	1.04%	1.04%	0.03%	41%
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35 #	13,898	1.27 *	1.27 *	1.04 *	0.43 *	41

Royce Value Fund – R Class(j)
2008	$10.63	$(0.06)	$(3.62)	$(3.68)	$–	$–	$–	$0.02	$6.97	(34.43)%	$326	6.72%	6.71%	1.84%	(0.68)%	41%
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39)#	99	16.39 *	16.39 *	1.74 *	(0.26)*	67

Royce Value Fund – K Class(c)
2008	$10.00	$(0.01)	$(4.08)	$(4.09)	$–	$–	$–	$–	$5.91	(40.90)%#	$1,550	9.63%*	9.63%*	1.59%*	(0.35)%*	41%

Royce Value Plus Fund – Investment Class(e)
2008	$13.80	$(0.02)	$(5.63)	$(5.65)	$–	$(0.18)	$(0.18)	$–	$7.97	(40.88)%	$122,043	1.07%	1.07%	1.07%	(0.15)%	42%
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 #	66,888	1.33 *	1.32 *	1.24 *	(0.24)*	42

Royce Value Plus Fund – Service Class
2008	$13.81	$(0.06)	$(5.62)	$(5.68)	$–	$(0.18)	$(0.18)	$–	$7.95	(41.07)%	$1,709,764	1.44%	1.43%	1.43%	(0.53)%	42%
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35	1,513,626	1.41	1.40	1.26	(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20	293,856	1.42	1.42	1.17	(0.54)	62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19	211,981	1.55	1.55	1.30	(0.84)	56

124 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Consultant Class(h)
2008	$13.65	$(0.15)	$(5.53)	$(5.68)	$–	$(0.18)	$(0.18)	$–	$7.79	(41.55)%	$26,024	2.21%		2.21%		2.21%		(1.30)%	42%
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40	47,409	2.18		2.16		2.16		(1.18)	42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78 #	12,956	2.91	*	2.90	*	2.49	*	(1.61)*	31

Royce Value Plus Fund – Institutional Class(k)
2008	$13.80	$(0.01)	$(5.64)	$(5.65)	$–	$(0.18)	$(0.18)	$–	$7.97	(40.88)%	$143,315	1.04%		1.04%		1.04%		(0.13)%	42%
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52	143,312	1.05		1.04		1.04		(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16 #	30,985	1.17	*	1.17	*	1.04	*	(0.18)*	31

Royce Value Plus Fund – R Class(j)
2008	$13.80	$(0.09)	$(5.62)	$(5.71)	$–	$(0.18)	$(0.18)	$–	$7.91	(41.31)%	$331	6.62%		6.62%		1.84%		(0.92)%	42%
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05)#	96	16.18	*	16.18	*	1.74	*	(0.68)*	42

Royce Value Plus Fund – K Class(c)
2008	$10.00	$(0.04)	$(3.96)	$(4.00)	$–	$(0.18)	$(0.18)	$–	$5.82	(39.91)%#	$31	39.36	%*	39.36	%*	1.59	%*	(0.75)%*	42%

Royce Technology Value Fund – Service Class
2008	$5.98	$(0.06)	$(2.48)	$(2.54)	$–	$(0.00)	$(0.00)	$–	$3.44	(42.46)%	$7,446	2.08%		2.07%		1.69%		(1.29)%	166%
2007	6.41	(0.06)	0.19	0.13	–	(0.57)	(0.57)	0.01	5.98	1.93	16,809	1.96		1.95		1.80		(0.87)	224
2006	6.15	(0.09)	0.60	0.51	–	(0.26)	(0.26)	0.01	6.41	8.53	21,041	2.17		2.15		1.99		(1.35)	117
2005	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)	27,705	2.18		2.18		1.99		(1.62)	94
2004	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)	37,602	2.13		2.13		1.99		(1.94)	107

Royce 100 Fund – Investment Class(e)
2008	$8.23	$0.01	$(2.41)	$(2.40)	$–	$(0.09)	$(0.09)	$–	$5.74	(29.13)%	$15,748	1.39%		1.39%		1.24%		0.21%	72%
2007	8.42	–	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20 #	7,246	3.37	*	3.36	*	1.24	*	(0.04)*	85

Royce 100 Fund – Service Class
2008	$8.22	$(0.01)	$(2.40)	$(2.41)	$–	$(0.09)	$(0.09)	$0.01	$5.73	(29.17)%	$43,882	1.57%		1.56%		1.49%		(0.10)%	72%
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34	28,749	1.56		1.56		1.31		(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70	34,691	1.73		1.72		1.47		(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89	16,892	2.07		2.07		1.49		(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24	8,748	2.84		2.84		1.49		(0.34)	97

Royce 100 Fund – R Class(c)
2008	$10.00	$(0.02)	$(2.96)	$(2.98)	$–	$(0.09)	$(0.09)	$–	$6.93	(29.78)%#	$70	18.97	%*	18.97	%*	1.84	%*	(0.44)%*	72%

Royce 100 Fund – K Class(c)
2008	$10.00	$(0.01)	$(2.96)	$(2.97)	$–	$(0.09)	$(0.09)	$–	$6.94	(29.68)%#	$95	17.55	%*	17.55	%*	1.59	%*	(0.13)%*	72%

Royce Discovery Fund – Service Class
2008	$5.85	$(0.01)	$(2.06)	$(2.07)	$–	$(0.30)	$(0.30)	$–	$3.48	(35.07)%	$2,332	2.77%		2.77%		1.49%		(0.22)%	63%
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)	3,911	2.43		2.43		1.49		(0.35)	105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84	4,405	3.75		3.73		1.49		(0.37)	91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60	3,612	3.75		3.75		1.49		(0.38)	105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35	3,217	4.12		4.12		1.49		(0.91)	111

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Financial Services Fund – Service Class
2008	$6.71	$0.07	$(2.46)	$(2.39)	$(0.05)	$(0.03)	$(0.08)	$0.01	$4.25	(35.37)%	$9,553	2.35%		2.34%		1.49%		1.85%		48%
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)	4,650	2.38		2.37		1.49		1.01		36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77	4,080	3.71		3.70		1.49		1.44		14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23	1,761	3.87		3.87		1.49		0.97		9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08 #	1,418	4.70	*	4.70	*	1.49	*	(0.16	)*	22

Royce Dividend Value Fund – Investment Class(j)
2008	$5.82	$0.11	$(1.91)	$(1.80)	$(0.12)	$(0.00)	$(0.12)	$–	$3.90	(31.38)%	$1,881	2.84%		2.83%		1.24	%*	2.13%		61%
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71)#	1,843	17.04	*	17.04	*	1.24	*	2.83	*	126

Royce Dividend Value Fund – Service Class(l)
2008	$5.83	$0.09	$(1.90)	$(1.81)	$(0.10)	$(0.00)	$(0.10)	$–	$3.92	(31.47)%	$4,872	2.54%		2.54%		1.49%		1.89%		61%
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)	3,835	2.03		2.04		1.49		2.08		126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87	6,819	2.73		2.72		1.49		1.72		19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31	3,596	2.89		2.89		1.49		1.33		4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00 #	1,650	5.60	*	5.60	*	1.49	*	(0.17	)*	8

Royce European Smaller-Companies Fund – Service Class(m)
2008	$10.14	$0.22	$(4.95)	$(4.73)	$(0.23)	$–	$(0.23)	$0.01	$5.19	(46.38)%	$4,044	2.74%		2.72%		1.69%		2.22%		88%
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44 #	9,469	3.03	*	2.60	*	1.69	*	0.28	*	47

Royce Global Value Fund – Service Class(m)
2008	$11.20	$0.14	$(4.65)	$(4.51)	$(0.03)	$(0.00)	$(0.03)	$0.04	$6.70	(39.92)%	$31,040	1.91%		1.90%		1.69%		1.64%		45%
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28 #	19,876	2.17	*	2.00	*	1.69	*	(0.23	)*	54

Royce SMid-Cap Value Fund – Service Class(n)
2008	$9.99	$0.02	$(2.96)	$(2.94)	$(0.01)	$–	$(0.01)	$0.02	$7.06	(29.27)%	$14,059	2.05%		2.04%		1.49%		0.31%		397%
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16 #	1,379	16.82	*	16.40	*	1.49	*	0.67	*	17

Royce International Smaller – Companies Fund — Service Class(o)
2008	$10.00	$(0.02)	$(2.99)	$(3.01)	$–	$–	$–	$–	$6.99	(30.10)%#	$1,960	6.24	%*	5.98	%*	1.69	%*	(0.43	)%*	1%

(a)	The Class commenced operations on November 8, 2005.	(k)	The Class commenced operations on May 10, 2006.
(b)	The Class commenced operations on May 21, 2007.	(l)	The Class commenced operations on May 3, 2004.
(c)	The Class commenced operations on May 15, 2008.	(m)	The Fund commenced operations on December 29, 2006.
(d)	The Class commenced operations on May 19, 2005.	(n)	The Fund commenced operations on September 28, 2007.
(e)	The Class commenced operations on March 15, 2007.	(o)	The Fund commenced operations on June 30, 2008.
(f)	The Class commenced operations on January 3, 2006.	#	Not annualized.
(g)	The Class commenced operations on May 1, 2008.	*	Annualized.
(h)	The Class commenced operations on March 30, 2006.
(i)	The Class commenced operations on June 1, 2006.
(j)	The Class commenced operations on September 14, 2007.

126 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund and Royce International Smaller-Companies Fund (the “Fund” or “Funds”), are nineteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective February 15, 2008, the following name changes for the Funds were made: Royce International Smaller-Companies Fund became Royce European Smaller-Companies Fund; Royce International Value Fund became Royce Global Value Fund; and Royce Mid-Cap Value Fund became Royce SMid-Cap Value Fund. Effective May 1, 2008 Pennsylvania Mutual Fund became Royce Pennsylvania Mutual Fund.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2008:
	Level 1	Level 2	Level 3	Total

Royce Pennsylvania Mutual Fund	$2,803,622,458	$320,082,232	$-	$3,123,704,690
Royce Micro-Cap Fund	397,954,176	201,415,100	3,642,854	603,012,130
Royce Premier Fund	3,010,079,500	508,107,519	-	3,518,187,019
Royce Low-Priced Stock Fund	2,080,018,114	492,643,875	-	2,572,661,989
Royce Total Return Fund	3,170,410,670	202,609,847	7,000	3,373,027,517
Royce Heritage Fund	76,125,860	14,054,003	457,380	90,637,243
Royce Opportunity Fund	993,150,332	91,802,527	-	1,084,952,859
Royce Special Equity Fund	362,372,068	141,777,807	-	504,149,875
Royce Value Fund	778,343,493	90,525,830	-	868,869,323
Royce Value Plus Fund	1,687,687,264	347,399,909	-	2,035,087,173
Royce Technology Value Fund	6,795,706	681,079	-	7,476,785
Royce 100 Fund	50,699,798	9,122,208	-	59,822,006
Royce Discovery Fund	2,244,599	77,000	-	2,321,599
Royce Financial Services Fund	6,691,473	2,717,815	240,428	9,649,716
Royce Dividend Value Fund	5,608,028	1,272,911	186,190	7,067,129
Royce European Smaller-Companies Fund	66,000	3,935,382	-	4,001,382
Royce Global Value Fund	14,980,167	15,959,121	-	30,939,288
Royce SMid-Cap Value Fund	13,500,138	726,886	-	14,227,024
Royce International Smaller-Companies Fund	491,370	1,739,016	-	2,230,386

The Royce Funds 2008 Annual Report to Shareholders | 127

Notes to Financial Statements (continued)

     Level 3 Reconciliation:
		Change in unrealized appreciation
	Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 12/31/08

Royce Micro-Cap Fund	-	$(857,146)	$4,500,000	$3,642,854
Royce Total Return Fund	-	(1,760,500)	1,767,500	7,000
Royce Heritage Fund	-	(107,620)	565,000	457,380
Royce Financial Services Fund	-	(56,572)	297,000	240,428
Royce Dividend Value Fund	-	(43,810)	230,000	186,190

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated administrative and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian's fee and transfer agent’s fee is paid indirectly by credits earned on a Fund's cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

128 | The Royce Funds 2008 Annual Report to Shareholders

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2008.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce Pennsylvania Mutual Fund
Investment Class	$1,061,714,440	$1,076,265,203	$32,033,142	$253,295,224	$(712,691,961)	$(826,230,512)	$381,055,621	$503,329,915
Service Class	112,848,795	31,734,016	1,179,627	4,975,950	(24,266,592)	(17,220,099)	89,761,830	19,489,867
Consultant Class	120,725,607	183,922,298	9,815,593	104,179,266	(266,305,168)	(200,136,409)	(135,763,968)	87,965,155
R Class	9,973,997	957,836	83,639	44,833	(2,729,680)	(65,176)	7,327,956	937,493
K Class	735,763		2,441		(59,364)		678,840

Royce Micro-Cap Fund
Investment Class	288,905,142	141,764,616	15,158,660	99,923,608	(193,287,889)	(171,089,408)	110,775,913	70,598,816
Service Class	29,749,992	27,378,089	981,537	3,925,773	(12,795,571)	(8,151,222)	17,935,958	23,152,640
Consultant Class	23,823,202	11,120,304	3,922,114	31,251,875	(46,069,722)	(41,769,950)	(18,324,406)	602,229

Royce Premier Fund
Investment Class	846,255,465	455,914,471	39,811,261	456,939,316	(788,630,333)	(800,123,357)	97,436,393	112,730,430
Service Class	144,694,715	111,750,886	3,271,660	32,619,336	(96,735,015)	(83,087,492)	51,231,360	61,282,730
Consultant Class	5,879,276	4,494,369	489,267	6,384,582	(15,116,593)	(9,242,174)	(8,748,050)	1,636,777
Institutional Class	143,408,224	136,957,924	5,198,003	55,300,225	(94,685,868)	(82,527,459)	53,920,359	109,730,690
W Class	176,826,165	46,098,342	2,157,097	37,281,909	(161,214,987)	(46,140,879)	17,768,275	37,239,372
R Class	654,584	100,000	6,661	12,312	(197,035)	–	464,210	112,312
K Class	52,199		1,018		–		53,217

Royce Low-Priced Stock Fund
Investment Class	82,358,543	29,364,544	1,841,121	4,136,752	(16,095,874)	(159,494)	68,103,790	33,341,802
Service Class	506,286,631	591,565,935	52,750,174	480,195,830	(848,970,853)	(1,424,626,719)	(289,934,048)	(352,864,954)
Institutional Class	161,472,429	442,308,777	15,519,579	129,613,461	(154,031,340)	(181,944,403)	22,960,668	389,977,835
R Class	122,800	100,000	2,930	13,215	(96,673)	–	29,057	113,215
K Class	49,154		1,307		(958)		49,503

Royce Total Return Fund
Investment Class	865,492,870	763,443,449	65,733,092	338,235,926	(1,192,093,730)	(1,077,951,442)	(260,867,768)	23,727,933
Service Class	163,297,206	133,361,736	3,708,615	23,934,618	(187,763,268)	(251,962,026)	(20,757,447)	(94,665,672)
Consultant Class	57,230,782	81,808,367	2,384,513	46,568,594	(168,380,780)	(132,092,803)	(108,765,485)	(3,715,842)
Institutional Class	75,047,852	65,128,902	4,738,071	21,572,433	(61,361,896)	(96,547,772)	18,424,027	(9,846,437)
W Class	18,196,250	56,409,494	3,131,328	20,986,688	(145,779,876)	(31,552,880)	(124,452,298)	45,843,302
R Class	3,451,194	1,239,445	29,874	76,649	(497,443)	(5,514)	2,983,625	1,310,580
K Class	29,099,563		232,092		(11,159,442)		18,172,213

Royce Heritage Fund
Investment Class	896,743	9,082,638	150,327	886,371	(1,329,237)	(2,687)	(282,167)	9,966,322
Service Class	31,592,578	30,275,866	2,295,106	10,058,164	(16,517,784)	(22,834,766)	17,369,900	17,499,264
Consultant Class	1,749,410	4,019,048	163,597	713,504	(1,127,814)	(1,059,803)	785,193	3,672,749
R Class	100,000		2,463		–		102,463
K Class	100,017		2,464		–		102,481

Royce Opportunity Fund
Investment Class	205,989,767	398,707,804	37,594,680	210,376,502	(602,881,116)	(615,616,478)	(359,296,669)	(6,532,172)
Service Class	82,998,884	163,626,783	10,435,794	43,837,513	(76,286,389)	(154,827,507)	17,148,289	52,636,789
Consultant Class	2,586,419	6,040,054	271,289	1,087,867	(1,973,493)	(1,573,812)	884,215	5,554,109
Institutional Class	353,598,653	250,698,769	21,304,952	45,079,340	(124,057,183)	(146,919,058)	250,846,422	148,859,051
R Class	77,407	100,000	6,718	12,223	(81,664)	–	2,461	112,223
K Class	43,290		1,638		–		44,928

Royce Special Equity Fund
Investment Class	116,223,143	84,120,790	18,447,576	42,845,602	(109,512,278)	(153,397,046)	25,158,441	(26,430,654)
Service Class	8,311,735	2,510,392	328,220	249,788	(852,598)	(928,732)	7,787,357	1,831,448
Consultant Class	3,352,850	2,462,212	584,606	1,716,147	(4,686,972)	(4,429,667)	(749,516)	(251,308)
Institutional Class	71,912,240	46,769,920	9,971,276	18,763,158	(30,804,532)	(43,853,869)	51,078,984	21,679,209

The Royce Funds 2008 Annual Report to Shareholders | 129

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce Value Fund
Investment Class	$20,284,929	$14,358,214	$–	$949,015	$(6,172,885)	$(1,113,330)	$14,112,044	$14 ,193,899
Service Class	717,441,507	411,768,536	–	46,654,341	(290,037,085)	(202,575,212)	427,404,422	255,847,665
Consultant Class	13,772,896	11,169,420	–	872,912	(4,078,437)	(967,619)	9,694,459	11,074,713
Institutional Class	69,477,663	184,518,741	–	13,191,206	(71,029,002)	(32,776,981)	(1,551,339)	164,932,966
R Class	536,807	100,000	–	7,375	(177,784)	–	359,023	107,375
K Class	1,500,395		–		(54,211)		1,446,184

Royce Value Plus Fund
Investment Class	135,480,260	72,069,561	969,024	1,999,282	(33,609,910)	(2,252,901)	102,839,374	71,815,942
Service Class	1,002,587,147	1,942,464,425	34,303,127	133,098,635	(786,785,074)	(761,270,548)	250,105,200	1,314,292,512
Consultant Class	10,624,272	40,271,948	583,064	2,107,243	(12,256,495)	(4,563,960)	(1,049,159)	37,815,231
Institutional Class	126,972,630	150,749,933	2,264,078	5,561,059	(49,893,587)	(30,046,843)	79,343,121	126,264,149
R Class	534,180	100,006	7,652	5,028	(86,986)	–	454,846	105,034
K Class	49,853		905		(3)		50,755

Royce Technology Value Fund
Service Class	1,213,204	2,485,677	1,551	1,476,679	(4,124,198)	(7,205,579)	(2,909,443)	(3,243,223)

Royce 100 Fund
Investment Class	11,321,414	7,242,660	229,149	587,713	(853,793)	(16,028)	10,696,770	7,814,345
Service Class	43,092,735	16,587,775	616,830	2,114,730	(11,889,606)	(24,807,109)	31,819,959	(6,104,604)
R Class	100,000		874		–		100,874
K Class	123,506		1,180		(32)		124,654

Royce Discovery Fund
Service Class	487,074	821,949	183,429	289,628	(702,678)	(970,650)	(32,175)	140,927

Royce Financial Services Fund
Service Class	12,304,748	3,276,334	174,285	195,417	(2,906,689)	(2,469,820)	9,572,344	1,001,931

Royce Dividend Value Fund
Investment Class	883,402	1,843,829	42,770	276,634	(122,842)	–	803,330	2,120,463
Service Class	4,600,024	2,577,281	88,300	717,141	(1,818,058)	(5,561,914)	2,870,266	(2,267,492)

Royce European Smaller-Companies Fund
Service Class	2,109,285	10,633,415	173,798	3,576	(3,530,610)	(667,386)	(1,247,527)	9,969,605

Royce Global Value Fund
Service Class	51,602,402	24,902,911	124,334	374,424	(14,370,360)	(5,005,103)	37,356,376	20,272,232

Royce SMid-Cap Value Fund
Service Class	30,725,742	1,371,811	10,823	3,513	(11,083,073)	–	19,653,492	1,375,324

Royce International Smaller-Companies Fund
Service Class	2,556,170		–		–		2,556,170

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce Pennsylvania Mutual Fund
Investment Class	115,530,772	89,225,586	4,920,959	22,985,047	(81,522,851)	(68,187,637)	38,928,880	44,022,996
Service Class	14,353,407	2,644,014	182,234	453,183	(2,887,282)	(1,421,938)	11,648,359	1,675,259
Consultant Class	13,965,875	16,217,713	1,630,625	10,134,111	(31,690,059)	(17,785,292)	(16,093,559)	8,566,532
R Class	1,037,233	81,973	12,967	4,079	(363,839)	(5,286)	686,361	80,766
K Class	118,996		410		(9,939)		109,467

Royce Micro-Cap Fund
Investment Class	21,295,732	7,866,803	1,846,365	6,364,554	(16,302,779)	(9,476,019)	6,839,318	4,755,338
Service Class	2,345,213	1,498,575	120,434	251,491	(1,022,828)	(443,752)	1,442,819	1,306,314
Consultant Class	2,081,028	658,412	523,647	2,155,302	(3,935,859)	(2,483,768)	(1,331,184)	329,946

130 | The Royce Funds 2008 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce Premier Fund
Investment Class	52,098,296	23,612,503	3,477,987	25,991,997	(53,630,534)	(41,782,715)	1,945,749	7,821,785
Service Class	8,829,364	5,743,736	288,252	1,867,163	(6,124,520)	(4,366,032)	2,993,096	3,244,867
Consultant Class	376,362	243,839	45,261	380,261	(1,034,239)	(502,608)	(612,616)	121,492
Institutional Class	8,618,992	6,931,681	452,001	3,134,933	(6,243,554)	(4,260,337)	2,827,439	5,806,277
W Class	11,089,822	2,512,586	188,228	2,120,700	(11,289,827)	(2,400,366)	(11,777)	2,232,920
R Class	40,081	4,907	586	700	(13,689)	–	26,978	5,607
K Class	5,220		169		–		5,389

Royce Low-Priced Stock Fund
Investment Class	6,515,632	1,716,726	227,299	277,262	(1,637,027)	(10,771)	5,105,904	1,983,217
Service Class	40,842,696	33,654,042	6,520,590	32,120,097	(69,001,347)	(81,506,714)	(21,638,061)	(15,732,575)
Institutional Class	12,404,387	24,523,276	1,915,998	8,681,410	(12,918,784)	(10,475,851)	1,401,601	22,728,835
R Class	9,545	5,351	364	885	(8,048)	–	1,861	6,236
K Class	5,036		248		(182)		5,102

Royce Total Return Fund
Investment Class	75,955,557	53,568,418	6,377,966	25,419,476	(111,910,324)	(76,015,976)	(29,576,801)	2,971,918
Service Class	14,278,585	9,474,348	357,585	1,813,108	(17,626,370)	(17,653,818)	(2,990,200)	(6,366,362)
Consultant Class	5,320,312	5,747,520	202,133	3,524,240	(15,255,286)	(9,297,331)	(9,732,841)	(25,571)
Institutional Class	7,102,147	4,566,448	469,202	1,617,602	(5,457,181)	(6,832,033)	2,114,168	(647,983)
W Class	1,611,188	3,938,753	283,017	1,576,049	(13,724,141)	(2,226,828)	(11,829,936)	3,287,974
R Class	285,865	89,218	2,990	5,810	(46,300)	(423)	242,555	94,605
K Class	3,381,057		33,780		(1,348,415)		2,066,422

Royce Heritage Fund
Investment Class	100,363	623,298	20,259	66,745	(117,305)	(187)	3,317	689,856
Service Class	3,123,680	2,094,209	310,149	756,822	(1,601,203)	(1,573,212)	1,832,626	1,277,819
Consultant Class	182,369	319,600	26,009	62,260	(131,413)	(86,667)	76,965	295,193
R Class	10,000		425		–		10,425
K Class	10,003		424		–		10,427

Royce Opportunity Fund
Investment Class	23,123,007	29,411,580	7,093,336	18,535,353	(66,393,718)	(46,164,766)	(36,177,375)	1,782,167
Service Class	10,009,385	12,145,435	2,010,750	3,938,681	(9,343,605)	(11,730,632)	2,676,530	4,353,484
Consultant Class	317,399	448,153	52,575	97,917	(241,647)	(122,103)	128,327	423,967
Institutional Class	36,096,086	18,775,963	4,004,690	3,947,402	(14,766,130)	(11,615,671)	25,334,646	11,107,694
R Class	13,936	6,930	1,282	1,076	(11,549)	–	3,669	8,006
K Class	4,331		337		–		4,668

Royce Special Equity Fund
Investment Class	7,329,895	4,059,162	1,400,727	2,291,209	(6,732,331)	(7,465,506)	1,998,291	(1,115,135)
Service Class	580,180	120,437	24,922	13,350	(58,643)	(43,746)	546,459	90,041
Consultant Class	226,038	122,926	45,248	93,727	(299,993)	(220,578)	(28,707)	(3,925)
Institutional Class	4,326,777	2,239,304	759,427	1,006,067	(1,851,202)	(2,128,594)	3,235,002	1,116,777

Royce Value Fund
Investment Class	2,171,885	1,260,905	–	88,280	(703,518)	(103,211)	1,468,367	1,245,974
Service Class	72,536,923	34,690,774	–	4,331,879	(34,248,873)	(17,506,774)	38,288,050	21,515,879
Consultant Class	1,459,274	967,511	–	82,040	(503,395)	(84,068)	955,879	965,483
Institutional Class	7,237,520	16,579,969	–	1,229,376	(7,209,389)	(2,767,309)	28,131	15,042,036
R Class	61,316	8,591	–	685	(23,806)	–	37,510	9,276
K Class	271,742		–		(9,747)		261,995

Royce Value Plus Fund
Investment Class	13,812,240	4,868,189	130,949	141,994	(3,487,543)	(162,391)	10,455,646	4,847,792
Service Class	87,636,637	129,074,118	4,654,248	9,439,611	(72,045,823)	(51,114,317)	20,245,062	87,399,412
Consultant Class	914,435	2,707,837	80,645	151,165	(1,128,796)	(312,970)	(133,716)	2,546,032
Institutional Class	11,639,085	9,819,482	306,371	394,962	(4,355,962)	(2,028,123)	7,589,494	8,186,321
R Class	42,359	6,596	1,043	357	(8,489)		34,913	6,953
K Class	5,172		168		(1)		5,339

Royce Technology Value Fund
Service Class	239,548	365,510	469	240,894	(886,438)	(1,080,081)	(646,421)	(473,677)

The Royce Funds 2008 Annual Report to Shareholders | 131

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce 100 Fund
Investment Class	1,954,492	811,850	42,123	70,049	(133,628)	(1,783)	1,862,987	880,116
Service Class	5,784,575	1,894,844	113,597	252,054	(1,737,562)	(2,821,425)	4,160,610	(674,527)
R Class	10,000		133		–		10,133
K Class	13,540		179		(5)		13,714

Royce Discovery Fund
Service Class	100,173	120,533	56,267	49,256	(155,222)	(142,783)	1,218	27,006

Royce Financial Services Fund
Service Class	2,147,159	449,102	43,354	28,362	(635,569)	(338,635)	1,554,944	138,829

Royce Dividend Value Fund
Investment Class	185,900	270,230	8,999	46,493	(29,274)	–	165,625	316,723
Service Class	941,110	365,914	18,121	117,196	(373,310)	(811,083)	585,921	(327,973)

Royce European Smaller-Companies Fund
Service Class	232,131	995,410	36,359	344	(423,092)	(62,121)	(154,602)	933,633

Royce Global Value Fund
Service Class	4,746,900	2,185,881	21,290	33,076	(1,910,404)	(443,766)	2,857,786	1,775,191

Royce SMid-Cap Value Fund
Service Class	3,150,977	137,629	1,617	348	(1,299,112)	–	1,853,482	137,977

Royce International Smaller-Companies Fund
Service Class	280,624		–		–		280,624

Investment Advisor and Distributor:
Investment Adviser: Under the Trust's investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce's commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2008 is shown below to the extent that it impacted net expenses for the year ended December 31, 2008. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a percentage of average net assets[a]	Committed net annual							Period ended
		operating expense ratio cap							December 31, 2008

		Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
		Class	Class	Class	Class	W Class	R Class	K Class	fees	Waived
Royce Pennsylvania Mutual Fund	0.75%[b]	N/A	N/A	N/A	N/A	N/A	N/A	1.59%	$29,546,837	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	10,789,439	–
Royce Premier Fund	0.96%	N/A	1.34%	N/A	N/A	N/A	1.84%	1.59%	43,747,734	–
Royce Low-Priced Stock Fund	1.13%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	40,028,149	–
Royce Total Return Fund	0.96%	N/A	1.34%	N/A	N/A	N/A	1.84%	N/A	45,815,875	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	1.84%	1.59%	1,033,209	–
Royce Opportunity Fund	1.00%	N/A	1.34%	N/A	N/A	N/A	1.84%	1.59%	17,489,117	–
Royce Special Equity Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	5,066,593	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	9,830,563	–
Royce Value Plus Fund	0.99%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	26,130,183	–
Royce Technology Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	114,154	45,679
Royce 100 Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	468,648	4,176
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	-	32,206
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	12,677	65,645
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	22,826	40,720
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	18,383	75,152
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	369,437	50,392
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	35,453	41,016
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	–	11,161

[a]	From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Technology Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.
[b]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

132 | The Royce Funds 2008 Annual Report to Shareholders

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2008
	Annual contractual distribution fee as a	Net distribution	Distribution fees
	percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$172,166	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	9,450,125	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	25,001	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	–	215
Royce Micro-Cap Fund – Service Class	0.25%	77,174	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,583,986	–
Royce Premier Fund – Service Class	0.25%	609,743	–
Royce Premier Fund – Consultant Class	1.00%	426,940	–
Royce Premier Fund – R Class	0.50%	1,446	687
Royce Premier Fund – K Class	0.25%	–	68
Royce Low-Priced Stock Fund – Service Class	0.25%	6,013,456	793,676
Royce Low-Priced Stock Fund – R Class	0.50%	318	237
Royce Low-Priced Stock Fund – K Class	0.25%	–	60
Royce Total Return Fund – Service Class	0.25%	578,127	–
Royce Total Return Fund – Consultant Class	1.00%	5,129,781	–
Royce Total Return Fund – R Class	0.50%	10,842	2,126
Royce Total Return Fund – K Class	0.25%	13,736	–
Royce Heritage Fund – Service Class	0.25%	225,678	–
Royce Heritage Fund – Consultant Class	1.00%	58,646	–
Royce Heritage Fund – R Class	0.50%	–	255
Royce Heritage Fund – K Class	0.25%	–	127
Royce Opportunity Fund – Service Class	0.25%	609,477	–
Royce Opportunity Fund – Consultant Class	1.00%	66,994	–
Royce Opportunity Fund – R Class	0.50%	–	308
Royce Opportunity Fund – K Class	0.25%	–	54
Royce Special Equity Fund – Service Class	0.25%	9,296	–
Royce Special Equity Fund – Consultant Class	1.00%	135,109	–
Royce Value Fund – Service Class	0.25%	1,995,240	–
Royce Value Fund – Consultant Class	1.00%	168,651	–
Royce Value Fund – R Class	0.50%	796	223
Royce Value Fund – K Class	0.25%	–	276
Royce Value Plus Fund – Service Class	0.25%	5,931,450	–
Royce Value Plus Fund – Consultant Class	1.00%	398,970	–
Royce Value Plus Fund – R Class	0.50%	834	175
Royce Value Plus Fund – K Class	0.25%	–	61
Royce Technology Value Fund – Service Class	0.25%	28,822	3,145
Royce 100 Fund – Service Class	0.25%	86,550	11,987
Royce 100 Fund – R Class	0.50%	–	266
Royce 100 Fund – K Class	0.25%	–	143
Royce Discovery Fund – Service Class	0.25%	4,391	3,660
Royce Financial Services Fund – Service Class	0.25%	18,668	913
Royce Dividend Value Fund – Service Class	0.25%	10,619	670
Royce European Smaller-Companies Fund – Service Class	0.25%	16,820	1,887
Royce Global Value Fund – Service Class	0.25%	64,585	19,381
Royce SMid-Cap Value Fund – Service Class	0.25%	17,818	1,299
Royce International Smaller-Companies Fund – Service Class	0.25%	–	2,232

The Royce Funds 2008 Annual Report to Shareholders | 133

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,658,140,100	$1,354,306,183	Royce Technology Value Fund	$18,896,699	$19,765,678
Royce Micro-Cap Fund	476,238,672	315,781,636	Royce 100 Fund	69,175,335	31,080,829
Royce Premier Fund	925,185,011	436,819,222	Royce Discovery Fund	1,916,949	1,936,779
Royce Low-Priced Stock Fund	1,330,514,292	1,285,592,413	Royce Financial Services Fund	12,871,573	3,391,032
Royce Total Return Fund	1,145,204,580	1,539,061,084	Royce Dividend Value Fund	6,829,355	3,671,743
Royce Heritage Fund	146,971,265	129,395,366	Royce European Smaller-
Royce Opportunity Fund	848,580,736	941,588,564	Companies Fund	5,936,595	5,992,699
Royce Special Equity Fund	117,133,295	145,421,739	Royce Global Value Fund	52,983,629	13,175,580
Royce Value Fund	860,492,380	380,501,379	Royce SMid-Cap Value Fund	49,057,851	29,226,891
Royce Value Plus Fund	1,496,148,901	1,050,327,120	Royce International Smaller-
			Companies Fund	2,376,333	17,551

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,304,166	$885,468	$74,716	$(106,306)	$3,158,044	$–
Royce Pennsylvania Mutual Fund – Service Class	172,166	40,171	6,424	13,813	(3,018)	229,556	–
Royce Pennsylvania Mutual Fund – Consultant Class	9,450,125	484,245	396,894	27,309	(42,259)	10,316,314	–
Royce Pennsylvania Mutual Fund – R Class	25,001	14,299	783	169	(759)	39,493	–
Royce Pennsylvania Mutual Fund – K Class	–	8,508	1,103	3	–	9,614	8,860
	9,647,292	2,851,389	1,290,672	116,010	(152,342)
Royce Micro-Cap Fund – Investment Class	–	628,642	449,069	35,885	(25,783)	1,087,813	–
Royce Micro-Cap Fund – Service Class	77,174	47,023	4,432	7,412	(844)	135,197	37,470
Royce Micro-Cap Fund – Consultant Class	1,583,986	80,529	73,398	15,628	(6,854)	1,746,687	–
	1,661,160	756,194	526,899	58,925	(33,481)
Royce Premier Fund – Investment Class	–	3,314,713	1,302,062	57,938	(74,439)	4,600,274	–
Royce Premier Fund – Service Class	609,743	260,002	47,879	17,506	(5,432)	929,698	66,758
Royce Premier Fund – Consultant Class	426,940	23,706	18,592	11,973	(2,230)	478,981	–
Royce Premier Fund – Institutional Class	–	15,650	65,076	3,815	(939)	83,602	–
Royce Premier Fund – W Class	–	13,794	151,068	15,622	(856)	179,628	–
Royce Premier Fund – R Class	1,446	10,584	(16)	11	–	12,025	8,387
Royce Premier Fund – K Class	–	8,494	811	1	–	9,306	9,141
	1,038,129	3,646,943	1,585,472	106,866	(83,896)
Royce Low-Priced Stock Fund – Investment Class	–	24,807	5,737	15,353	(901)	44,996	–
Royce Low-Priced Stock Fund – Service Class	6,013,456	3,212,758	828,418	37,698	(47,100)	10,045,230	894,272
Royce Low-Priced Stock Fund – Institutional Class	–	18,267	145,071	9,446	(165)	172,619	–
Royce Low-Priced Stock Fund – R Class	318	10,334	(25)	3	(11)	10,619	9,861
Royce Low-Priced Stock Fund – K Class	–	8,507	814	1	–	9,322	9,216
	6,013,774	3,274,673	980,015	62,501	(48,177)
Royce Total Return Fund – Investment Class	–	3,578,337	1,227,619	48,004	(104,144)	4,749,816	–
Royce Total Return Fund – Service Class	578,127	230,186	62,291	18,991	(5,425)	884,170	73,313
Royce Total Return Fund – Consultant Class	5,129,781	250,567	223,404	16,919	(21,771)	5,598,900	–
Royce Total Return Fund – Institutional Class	–	13,514	(3,079)	1,696	(1,012)	11,119	–
Royce Total Return Fund – W Class	–	12,074	134,386	13,642	(397)	159,705	–
Royce Total Return Fund – R Class	10,842	13,615	349	94	(339)	24,561	2,526
Royce Total Return Fund – K Class	13,736	12,186	1,013	311	(69)	27,177	–
	5,732,486	4,110,479	1,645,983	99,657	(133,157)
Royce Heritage Fund – Investment Class	–	10,559	271	11,340	(76)	22,094	10,187
Royce Heritage Fund – Service Class	225,678	79,200	55,901	22,982	(3,083)	380,678	–
Royce Heritage Fund – Consultant Class	58,646	12,634	11,907	11,557	(261)	94,483	11,342
Royce Heritage Fund – R Class	–	8,499	813	2	(3)	9,311	8,919
Royce Heritage Fund – K Class	–	8,508	814	2	–	9,324	9,058
	284,324	119,400	69,706	45,883	(3,423)

134 | The Royce Funds 2008 Annual Report to Shareholders

Class Specific Expenses (continued):

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Opportunity Fund – Investment Class	$–	$1,090,502	$371,967	$37,730	$(41,675)	$1,458,524	$–
Royce Opportunity Fund – Service Class	609,477	238,594	65,022	20,973	(5,220)	928,846	166,362
Royce Opportunity Fund – Consultant Class	66,994	18,369	542	11,054	(430)	96,529	–
Royce Opportunity Fund – Institutional Class	–	18,507	9,637	7,438	(1,045)	34,537	–
Royce Opportunity Fund – R Class	–	10,271	40	2	(2)	10,311	9,813
Royce Opportunity Fund – K Class	–	8,507	814	1	–	9,322	9,200
	676,471	1,384,750	448,022	77,198	(48,372)
Royce Special Equity Fund – Investment Class	–	266,286	102,520	34,043	(9,607)	393,242	–
Royce Special Equity Fund – Service Class	9,296	12,851	2,451	5,071	(265)	29,404	17,377
Royce Special Equity Fund – Consultant Class	135,109	13,255	5,803	11,664	(607)	165,224	–
Royce Special Equity Fund – Institutional Class	–	13,357	3,107	1,357	(96)	17,725	–
	144,405	305,749	113,881	52,135	(10,575)
Royce Value Fund – Investment Class	–	12,976	2,108	11,530	(352)	26,262	–
Royce Value Fund – Service Class	1,995,240	972,281	324,746	83,706	(27,626)	3,348,347	–
Royce Value Fund – Consultant Class	168,651	17,257	13,740	13,360	(916)	212,092	–
Royce Value Fund – Institutional Class	–	11,932	3,668	3,465	(128)	18,937	–
Royce Value Fund – R Class	796	10,572	29	9	(21)	11,385	9,709
Royce Value Fund – K Class	–	8,518	816	7	(7)	9,334	8,593
	2,164,687	1,033,536	345,107	112,077	(29,050)
Royce Value Plus Fund – Investment Class	–	21,927	3,840	19,271	(2,065)	42,973	–
Royce Value Plus Fund – Service Class	5,931,450	2,714,201	1,222,405	108,400	(49,499)	9,926,957	–
Royce Value Plus Fund – Consultant Class	398,970	30,969	33,128	14,885	(2,253)	475,699	–
Royce Value Plus Fund – Institutional Class	–	13,326	19,864	3,949	(921)	36,218	–
Royce Value Plus Fund – R Class	834	10,318	39	11	(4)	11,198	9,461
Royce Value Plus Fund – K Class	–	8,517	815	1	–	9,333	9,190
	6,331,254	2,799,258	1,280,091	146,517	(54,742)
Royce 100 Fund – Investment Class	–	10,633	186	12,276	(64)	23,031	10,048
Royce 100 Fund – Service Class	86,550	48,260	24,922	21,590	(2,266)	179,056	12,400
Royce 100 Fund – R Class	–	8,495	811	2	–	9,308	8,888
Royce 100 Fund – K Class	–	8,503	814	3	–	9,320	9,015
	86,550	75,891	26,733	33,871	(2,330)
Royce Dividend Value Fund – Investment Class	–	10,311	128	14,318	(83)	24,674	17,493
Royce Dividend Value Fund – Service Class	10,619	15,113	5,965	15,677	(301)	47,073	17,589
	10,619	25,424	6,093	29,995	(384)

Tax Information:
     At December 31, 2008, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,021,342,860	$(897,638,170)	$298,012,635	$1,195,650,805
Royce Micro-Cap Fund	882,704,881	(279,692,751)	54,380,533	334,073,284
Royce Premier Fund	3,687,053,155	(168,866,136)	538,103,884	706,970,020
Royce Low-Priced Stock Fund	3,367,326,137	(794,664,148)	298,944,349	1,093,608,497
Royce Total Return Fund	3,796,300,037	(423,272,520)	517,601,878	940,874,398
Royce Heritage Fund	116,643,147	(26,005,904)	4,777,206	30,783,110
Royce Opportunity Fund	2,031,842,247	(946,889,388)	30,858,536	977,747,924
Royce Special Equity Fund	501,051,450	3,098,425	63,771,137	60,672,712
Royce Value Fund	1,264,171,903	(395,302,580)	22,875,557	418,178,137
Royce Value Plus Fund	3,208,646,905	(1,173,559,732)	25,265,357	1,198,825,089
Royce Technology Value Fund	10,357,993	(2,881,208)	249,306	3,130,514
Royce 100 Fund	72,903,364	(13,081,358)	1,718,201	14,799,559
Royce Discovery Fund	3,538,549	(1,216,950)	81,779	1,298,729
Royce Financial Services Fund	13,837,469	(4,187,753)	265,423	4,453,176
Royce Dividend Value Fund	9,307,504	(2,240,375)	169,346	2,409,721
Royce European Smaller-Companies Fund	7,217,769	(3,216,387)	1,549	3,217,936

The Royce Funds 2008 Annual Report to Shareholders | 135

Notes to Financial Statements (continued)

Tax Information (continued):
		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Global Value Fund	$50,816,360	$(19,877,072)	$439,022	$20,316,094
Royce SMid-Cap Value Fund	17,651,549	(3,424,525)	416,121	3,840,646
Royce International Smaller-Companies Fund	2,824,227	(593,841)	46,587	640,428

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the periods ended December 31, 2008 and 2007 were characterized as follows for tax purposes:
	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2008	2007	2008	2007	2008	2007
Royce Pennsylvania Mutual Fund	$2,998,626	$110,180,465	$43,893,485	$293,943,716	$-	$-
Royce Micro-Cap Fund	6,036,143	40,145,836	15,031,096	104,127,853	-	-
Royce Premier Fund	840,980	147,629,195	53,807,077	480,706,686	-	-
Royce Low-Priced Stock Fund	-	129,159,613	70,859,716	503,239,040	-	-
Royce Total Return Fund	85,669,461	106,344,888	1,567,916	373,186,384	-	-
Royce Heritage Fund	356,111	4,390,782	2,289,095	7,510,328	-	-
Royce Opportunity Fund	17,255,901	57,675,868	54,573,463	267,507,114	-	-
Royce Special Equity Fund	8,497,003	8,329,388	22,309,106	59,931,130	-	-
Royce Value Fund	-	33,369,221	-	31,547,221	-	139,459
Royce Value Plus Fund	14,452,516	99,361,348	27,934,405	54,600,652	-	-
Royce Technology Value Fund	1,350	908,435	225	623,705	-	-
Royce 100 Fund	250,745	803,056	608,670	2,059,703	-	-
Royce Discovery Fund	70,913	31,162	113,547	287,688	-	-
Royce Financial Services Fund	133,233	122,982	44,472	80,928	-	-
Royce Dividend Value Fund	130,162	364,365	2,146	638,450	-	-
Royce European Smaller-Companies Fund	173,259	3,989	-	-	2,372	-
Royce Global Value Fund	125,930	394,201	-	-	-	-
Royce SMid-Cap Value Fund	10,890	3,228	-	-	-	311
Royce International Smaller-Companies Fund	-		-		-

The tax basis components of distributable earnings at December 31, 2008 were as follows:
		Capital	Net Unrealized	Total	Post-October
	Undistributed	Loss	Appreciation	Distributable	Loss
	Ordinary Income	Carryforward*	(Depreciation)**	Earnings	Deferrals***
Royce Pennsylvania Mutual Fund	$-	$(29,746,888)	$(897,639,358)	$(927,386,246)	$129,710,876
Royce Micro-Cap Fund	-	(10,445,226)	(279,705,965)	(290,151,191)	25,126,587
Royce Premier Fund	-	(5,992,232)	(168,875,260)	(174,867,492)	3,836,436
Royce Low-Priced Stock Fund	-	(25,923,505)	(794,669,984)	(820,593,489)	14,814,187
Royce Total Return Fund	16,144,916	(35,643,079)	(423,280,802)	(442,778,965)	60,544,934
Royce Heritage Fund	94,728	(9,585,627)	(26,006,069)	(35,496,968)	5,312,960
Royce Opportunity Fund	598,314	(33,092,165)	(946,889,984)	(979,383,835)	43,456,669
Royce Special Equity Fund	-	(10,752,198)	3,098,425	(7,653,773)	361,684
Royce Value Fund	-	(32,061,557)	(395,305,078)	(427,366,635)	24,542,088
Royce Value Plus Fund	-	(51,575,804)	(1,173,561,585)	(1,225,137,389)	102,819,056
Royce Technology Value Fund	-	(3,180,446)	(2,881,208)	(6,061,654)	1,777,149
Royce 100 Fund	-	(95,689)	(13,081,381)	(13,177,070)	1,123,847
Royce Discovery Fund	-	(240,954)	(1,216,950)	(1,457,904)	23,028
Royce Financial Services Fund	28,250	(83,344)	(4,188,204)	(4,243,298)	172,567
Royce Dividend Value Fund	15,996	(90,611)	(2,240,383)	(2,314,998)	266,419
Royce European Smaller-Companies Fund	-	(1,230,714)	(3,216,968)	(4,447,682)	238,722

136 | The Royce Funds 2008 Annual Report to Shareholders

Tax Information (continued):
		Capital	Net Unrealized	Total	Post-October
	Undistributed	Loss	Appreciation	Distributable	Loss
	Ordinary Income	Carryforward*	(Depreciation)**	Earnings	Deferrals***
Royce Global Value Fund	$-	$(2,308,562)	$(19,878,016)	$(22,186,578)	$4,577,655
Royce SMid-Cap Value Fund	12,743	(2,764,247)	(3,424,503)	(6,176,007)	812,967
Royce International Smaller-Companies Fund	-	(62)	(594,538)	(594,600)	380

*	Capital loss carryforward for Federal Tax purposes expires December 31, 2016, with the exception of Royce European Smaller-Companies Fund ($13,687 expires 2015, $1,217,027 expires in 2016).
**	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.
***	Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2008, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Pennsylvania Mutual Fund	$10,495,187	$76,925	$(10,572,112)
Royce Micro-Cap Fund	14,776,956	(9,458,920)	(5,318,036)
Royce Premier Fund	54,155,404	(156,583)	(53,998,821)
Royce Low-Priced Stock Fund	94,038,915	(2,300,159)	(91,738,756)
Royce Total Return Fund	12,246,744	(12,104,429)	(142,315)
Royce Heritage Fund	(31,832)	(119,332)	151,164
Royce Opportunity Fund	(641,899)	641,899	-
Royce Special Equity Fund	64,932	4,073	(69,005)
Royce Value Fund	15,701,833	(59,092)	(15,642,741)
Royce Value Plus Fund	59,077,658	(81,241)	(58,996,417)
Royce Technology Value Fund	164,867	802	(165,669)
Royce 100 Fund	59,187	(34,369)	(24,818)
Royce Discovery Fund	7,798	111	(7,909)
Royce Financial Services Fund	(10,118)	8,813	1,305
Royce Dividend Value Fund	(6,353)	6,487	(134)
Royce European Smaller-Companies Fund	3,973	(1,505)	(2,468)
Royce Global Value Fund	(43,713)	44,241	(528)
Royce SMid-Cap Value Fund	195	(71)	(124)
Royce International Smaller-Companies Fund	3,128	(2,146)	(982)

Transactions in Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2008.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	12/31/08	12/31/08
Royce Pennsylvania Mutual Fund
Barrett Business Services*	628,301	$11,315,701	$-	$3,274,179	$(896,829)	$168,656
Carmike Cinemas*	692,100	5,024,646	-	6,259,586	(2,928,498)	121,118
CRA International*	550,350	26,202,163	4,899,440	8,960,502	(1,843,816)	-
Hi-Tech Pharmacal*	679,553	6,598,460	155,400	2,387,798	(693,789)	-
Home Diagnostics	667,916	5,456,874	1,291,261	-	-	-	878,647	$4,366,876
Nutraceutical International	824,810	10,928,733	-	1,582,188	(447,238)	-	737,810	5,673,759

The Royce Funds 2008 Annual Report to Shareholders | 137

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	12/31/08	12/31/08
Royce Pennsylvania Mutual Fund (continued)
Pervasive Software	1,511,500	$6,091,345	$-	$244,622	$(46,125)	$-	1,461,500	$6,182,145
Rimage Corporation	562,903	14,607,333	1,565,447	1,254,490	(42,527)	-	603,803	8,096,998
SM&A*	1,001,047	5,836,104	-	7,307,675	(1,106,947)	-
Stanley Furniture	764,924	9,179,088	-	2,086,720	(1,229,825)	275,970	689,924	5,464,198
U.S. Physical Therapy	933,575	13,415,473	-	433,594	36	-	905,675	12,072,648
Universal Stainless & Alloy Products	372,743	13,258,469	1,217,062	2,599,561	(889,057)	-	380,527	5,513,836
Wescast Industries Cl. A*	373,700	3,315,721	-	4,068,421	(3,956,490)	-
Weyco Group	590,500	16,238,750	-	-	-	312,965	590,500	19,516,025
Winnebago Industries	948,300	19,933,266	8,707,890	1,007,379	(29,736)	406,668	1,840,300	11,097,009
Zapata Corporation	1,009,600	7,390,272	-	-	-	-	1,009,600	6,087,888
		174,792,398			(14,110,841)	1,285,377		84,071,382
Royce Micro-Cap Fund
Anaren*	296,000	4,881,040	6,353,888	859,442	(147,280)	-
Arctic Cat	129,200	1,542,648	6,676,750	-	-	151,676	974,200	4,666,418
AS Creation Tapeten	119,542	8,033,324	1,931,524	58,830	(27,382)	255,954	157,400	3,951,574
Cache	462,350	4,318,349	4,605,984	10,149,430	(6,912,429)	-	779,000	1,573,580
CryptoLogic	150,000	2,632,500	3,427,107	-	-	81,537	726,975	1,664,773
Jones Soda*	309,500	2,302,680	3,618,560	6,218,752	(4,520,738)	-
LaCrosse Footwear	371,202	6,510,883	1,799,870	-	-	584,811	487,269	6,081,117
Monaco Coach*	-	-	1,783,776	1,783,776	(946,214)	-
New Frontier Media*	873,200	4,802,600	2,110,848	8,216,971	(5,641,522)	109,150
PLATO Learning	1,230,000	4,883,100	185,850	-	-	-	1,315,000	1,578,000
TGC Industries	586,528	5,659,995	3,348,270	6	1	-	1,115,613	2,309,319
ULURU	1,261,700	3,419,207	1,858,426	-	-	-	3,344,310	936,407
Willdan Group	424,900	2,923,312	-	-	-	-	424,900	807,310
		51,909,638			(18,195,564)	1,183,128		23,568,498
Royce Premier Fund
Arkansas Best	2,056,902	45,128,430	-	-	-	1,234,141	2,056,902	61,933,319
Cabot Microelectronics	1,780,800	63,948,528	3,445,785	-	-	-	1,886,200	49,173,234
Ceradyne	-	-	87,689,362	-	-	-	2,495,700	50,687,667
Cognex Corporation	2,862,717	57,683,748	1,346,933	-	-	1,367,977	2,937,717	43,478,212
Corinthian Colleges*	4,031,165	62,079,941	1,762,179	1,848,230	127,034	-
Dionex Corporation	1,170,500	96,987,630	3,556,851	-	-	-	1,227,700	55,062,345
Ethan Allen Interiors	1,152,400	32,843,400	7,582,479	-	-	1,184,359	1,454,100	20,895,417
Fossil	2,840,000	119,223,200	40,666,988	-	-	-	4,170,790	69,652,193
Knight Capital Group Cl. A	4,445,200	64,010,880	3,770,156	-	-	-	4,667,200	75,375,280
Lincoln Electric Holdings	2,769,597	197,139,914	-	10,077,659	14,030,219	2,668,989	2,469,597	125,776,575
Major Drilling Group International*	-	-	46,257,076	46,257,076	(31,666,680)	203,520
Metal Management*	1,570,000	71,482,100	8,592,789	576,200	54,843	-
MKS Instruments	2,941,910	56,308,157	-	-	-	-	2,941,910	43,510,849
Nu Skin Enterprises Cl. A	4,086,500	67,141,195	-	-	-	1,798,060	4,086,500	42,622,195
Pan American Silver	3,659,019	127,809,534	40,844,214	3,675,962	2,419,136	-	5,380,744	91,849,300
ProAssurance Corporation*	1,443,449	79,274,219	14,777,941	5,973,779	160,509	-
Ritchie Bros. Auctioneers*	1,776,200	146,891,740	1,142,420	13,327,672	25,438,970	1,197,164
Sanderson Farms	1,191,800	40,259,004	-	1,666,442	(23,097)	667,408	1,142,000	39,467,520
Schnitzer Steel Industries Cl. A	1,571,300	108,623,969	30,969,112	7,036,141	16,764,640	111,330	1,715,600	64,592,340
Silver Standard Resources	3,563,600	130,178,308	22,205,884	15,342,385	(7,984,077)	-	3,827,399	61,008,740
Simpson Manufacturing	3,435,400	91,347,286	2,565,117	6,657,054	(1,525,835)	1,406,680	3,358,986	93,245,451
Thor Industries	3,310,500	125,832,105	18,235,222	-	-	1,074,920	3,979,300	52,447,174
Timberland Company (The) Cl. A	2,893,900	52,321,712	-	-	-	-	2,893,900	33,424,545
Trican Well Service*	6,219,000	121,172,673	2,223,586	9,870,568	1,648,754	447,531
Unit Corporation	2,733,500	126,424,375	9,475,320	2,779,683	1,300,444	-	2,920,474	78,035,065
Westlake Chemical*	3,074,500	58,384,755	3,666,000	-	-	671,272
Winnebago Industries *	1,968,400	41,375,768	451,533	40,865,490	(5,273,811)	239,004
Woodward Governor	1,921,812	130,587,125	-	28,826	76,954	922,158	3,841,024	88,420,373
		2,314,459,696			15,548,003	15,194,513		1,240,657,794
Royce Low-Priced Stock Fund
Alamos Gold	5,743,700	32,182,644	4,906,760	9,394,496	(330,745)	-	5,048,400	35,782,503
Arctic Cat*	1,298,360	15,502,418	-	21,277,784	(11,111,625)	181,770
Cache*	1,106,800	10,337,512	4,657,410	18,977,593	(5,273,448)	-
Caliper Life Sciences	2,431,229	13,444,696	-	-	-	-	2,431,229	2,358,292

138 | The Royce Funds 2008 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	12/31/08	12/31/08
Royce Low-Priced Stock Fund (continued)
Castle (A.M.) & Co.	320,000	$8,700,800	$38,585,989	$-	$-	$303,591	2,239,667	$24,255,593
Casual Male Retail Group*	2,245,900	11,633,762	-	24,444,683	(16,000,099)	-
CEVA	1,281,800	15,599,506	-	4,156	(685)	-	1,281,400	8,969,800
Cross Country Healthcare	1,993,800	28,391,712	3,156,117	902,102	(74,060)	-	2,215,704	19,476,038
CryptoLogic*	735,975	12,916,361	-	13,185,137	(10,241,237)	211,961
DivX	2,187,507	30,625,098	-	-	-	-	2,187,507	11,440,661
eResearch Technology*	2,754,500	32,558,190	618,600	13,375,801	9,154,336	-
Fronteer Development Group*	4,305,600	42,840,720	7,285,584	10,718,318	(6,466,343)	-
Gammon Gold	5,565,900	44,582,859	16,578,979	4,488,477	(305,597)	-	7,283,100	39,838,557
Hecla Mining	3,863,000	36,119,050	29,421,599	3,307,807	5,714,728	-	9,086,000	25,440,800
Helen of Troy*	1,543,796	26,460,663	1,504,888	19,433,389	(1,407,809)	-
Hooper Holmes*	4,720,300	8,118,916	-	17,342,593	(12,952,685)	-
Houston Wire & Cable	1,291,200	18,257,568	-	-	-	439,008	1,291,200	12,021,072
Imperial Sugar	-	-	8,769,600	436,624	92,722	52,920	718,360	10,301,282
iPass	3,526,917	14,319,283	-	-	-	-	3,526,917	4,302,839
Jones Soda*	1,863,600	13,865,184	3,670,179	23,007,792	(16,714,406)	-
KKR Financial Holdings	2,682,912	37,694,914	27,522,679	2,553,675	(441,887)	3,920,026	9,036,960	14,278,397
Korn/Ferry International	2,698,663	50,788,838	2,027,550	1,295,925	(331,665)	-	2,776,663	31,709,491
KVH Industries	1,150,200	9,270,612	-	-	-	-	1,150,200	5,958,036
LECG Corporation	-	-	11,413,312	-	-	-	1,722,490	11,557,908
Lexicon Pharmaceuticals*	5,027,300	15,232,719	-	25,799,996	(21,089,996)	-
Metal Management*	1,512,500	68,864,125	-	7,035,361	9,587,306	-
Monaco Coach*	1,251,350	11,111,988	5,021,754	19,980,155	(16,660,482)	174,162
Natuzzi ADR	3,015,400	14,172,380	5,940,338	34,294,107	(25,247,907)	-	3,015,400	7,236,960
NetList	1,620,100	3,564,220	-	-	-	-	1,620,100	484,410
New Frontier Media	886,688	4,876,784	4,210,943	6,870,152	(3,211,382)	110,836	2,126,488	3,615,030
Novatel Wireless	714,800	11,579,760	18,069,965	-	-	-	3,119,300	14,473,552
Nu Skin Enterprises Cl. A	3,342,900	54,923,847	4,804,768	80,558	689	1,501,489	3,621,200	37,769,116
NYMAGIC*	561,400	12,985,182	-	3,421,517	(366,215)	159,664
Olympic Steel*	835,700	26,500,047	-	5,701,818	11,325,147	616,736
Omega Protein*	1,376,200	12,784,898	1,261,123	7,549,027	6,511,912	-
Palm Harbor Homes*	1,398,300	14,752,065	-	19,134,959	(9,601,937)	-
PC-Tel	2,007,900	13,774,194	-	7,047,167	120,642	1,003,950	1,295,592	8,512,039
Possis Medical*	1,163,800	16,968,204	-	13,257,215	8,763,454	-
Sigma Designs	-	-	30,052,760	-	-	-	1,769,758	16,812,701
Silvercorp Metals*	6,403,800	60,861,892	10,630,559	9,375,945	(5,399,125)	228,523
Tesco Corporation	2,350,505	67,388,978	21,333,935	8,878,402	4,783,787	-	3,077,305	21,971,958
Total Energy Services Trust	1,966,700	10,740,679	-	-	-	568,455	1,966,700	5,974,180
TrueBlue	2,919,100	42,268,568	-	3,611,152	(2,213,080)	-	2,769,100	26,500,287
TTM Technologies	2,250,035	26,235,408	916,977	-	-	-	2,350,035	12,243,682
U.S. Global Investors Cl. A*	637,700	10,624,082	499,256	-	-	160,022
VIVUS*	2,938,500	15,221,430	-	8,350,129	4,899,369	-
Winnebago Industries	-	-	32,572,066	3,574,000	(2,099,705)	376,128	2,120,535	12,786,826
Zila*	3,518,800	3,413,236	-	3,448,424	(2,799,229)	-
		1,033,055,992			(109,387,257)	10,009,241		426,072,010
Royce Total Return Fund
Bancorp Rhode Island	260,600	8,896,884	14,210	-	-	171,996	261,300	5,539,560
Chase Corporation	759,474	19,176,719	-	92,953	22,174	263,891	753,974	8,512,366
Courier Corporation*	41,888	1,382,723	16,186,627	8,911,142	(2,430,760)	328,884
Heidrick& Struggles International	646,054	23,975,064	6,357,658	922,820	(218,800)	418,220	834,761	17,980,752
LCA-Vision*	692,920	13,837,612	5,700,305	12,276,486	(10,149,018)	233,266
LSI Industries	667,737	12,152,813	6,300,550	-	-	522,073	1,159,992	7,969,145
Mueller (Paul) Company	116,700	5,659,950	-	-	-	280,080	116,700	3,553,515
Peapack-Gladstone Financial	388,291	9,610,202	2,213,310	641,000	33,230	255,138	441,091	11,750,664
Quixote Corporation*	461,900	8,771,481	-	9,515,592	(5,733,890)	23,220
Starrett (L.S.) Company (The) Cl. A	518,800	8,772,908	237,046	136,350	3,096	244,712	529,400	8,523,340
United Online*	2,515,106	29,728,553	10,321,499	11,126,909	(4,859,712)	2,133,944
		141,964,909			(23,333,680)	4,875,424		63,829,342

The Royce Funds 2008 Annual Report to Shareholders | 139

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	12/31/08	12/31/08
Royce Opportunity Fund
Allion Healthcare*	913,134	$5,013,106	$500,844	$604,907	$(149,386)	$-
Applied Signal Technology*	703,760	9,557,061	-	10,300,407	932,626	273,980
Bell Industries*	468,100	416,609	-	1,212,993	(1,156,848)	-
Bottomline Technologies	1,398,414	19,577,796	396,893	1,364,285	(19,383)	-	1,341,923	$9,527,653
BTU International	295,130	3,931,132	1,588,915	-	-	-	497,954	1,991,816
California Micro Devices*	1,349,700	6,262,608	-	6,762,445	(2,776,327)	-
ClearOne Communications	701,944	3,860,692	81,815	89,622	(15,036)	-	699,862	2,750,458
Comstock Homebuilding Cl. A*	1,165,011	768,907	11,644	6,705,465	(6,565,284)	-
Cost Plus	928,465	4,029,538	1,107,541	1,333,599	(573,929)	-	1,173,665	1,100,898
CPI Aerostructures	305,100	2,654,370	-	-	-	-	305,100	1,678,050
Cray*	1,456,434	8,724,040	1,953,954	2,450,994	(1,436,513)	-
dELiA*s	897,524	2,432,290	2,054,707	-	-	-	1,824,450	4,013,790
Design Within Reach	-	-	2,405,146	-	-	-	777,937	528,997
Digirad Corporation*	1,025,122	3,731,444	-	1,330,341	(947,127)	-
Dixie Group	513,417	4,240,824	737,165	5,414	(2,339)	-	649,132	993,172
Electroglas	1,417,927	2,382,117	17,700	33,932	(16,172)	-	1,407,727	201,305
Evans & Sutherland Computer	763,225	954,031	44,119	-	-	-	806,730	484,038
Gehl Company*	545,968	8,757,327	1,665,294	14,727,783	4,470,648	-
Interlink Electronics	787,275	1,338,368	27,720	201,794	(180,932)	-	892,775	124,989
Interphase Corporation	392,400	4,049,568	17,280	17,280	(5,716)	-	392,400	651,384
Landry’s Restaurants*	707,100	13,929,870	1,682,368	20,784,309	(6,311,415)	77,580
LeCroy Corporation	721,900	6,937,459	655,835	-	-	-	811,536	2,475,185
MarineMax	656,700	10,178,850	2,858,553	1,951,136	(698,136)	-	984,100	3,336,099
Merix Corporation	1,232,200	5,729,730	529,714	-	-	-	1,582,267	474,680
Modtech Holdings*	1,061,370	944,619	154,029	5,567,537	(5,554,734)	-
Nanometrics	1,008,800	9,946,768	2,405,250	134,762	(48,430)	-	1,495,336	1,734,590
Network Equipment Technologies	1,009,200	8,497,464	2,645,772	371,907	77,740	-	1,508,893	4,345,612
Optical Cable	299,065	1,193,269	89,960	76,369	30,454	-	307,365	829,885
Planar Systems	734,955	4,703,712	1,041,415	419,968	(153,676)	-	1,105,561	674,392
Printronix*	359,481	5,697,774	-	4,956,617	795,079	-
REX Stores	596,800	9,411,536	1,758,321	1,779,178	257,161	-	654,000	5,277,780
Rubio’s Restaurants	625,000	5,156,250	171,481	259,833	(67,386)	-	631,500	2,254,455
SCM Microsystems	894,420	2,987,363	-	-	-	-	894,420	2,012,445
Sharper Image*	722,678	2,023,498	154,506	2,506,233	(2,174,215)	-
SigmaTron International	300,200	2,248,498	75,705	-	-	-	310,740	708,487
Tollgrade Communications	830,661	6,661,901	432,074	1,140,346	(455,246)	-	813,184	3,887,019
TRC Companies	1,272,732	10,181,856	2,210,243	-	-	-	1,709,647	3,316,715
Trex Company*	809,000	6,884,590	2,076,219	6,921,663	(1,641,476)	-
White Electronic Designs*	1,278,890	5,934,050	-	4,625,557	(2,002,451)	-
		211,930,885			(26,388,449)	351,560		55,373,894
Royce Special Equity Fund
Bowl America Cl. A	208,300	3,314,053	690,241	-	-	154,165	262,500	2,430,750
Frisch’s Restaurants*	277,000	6,481,800	740,993	-	-	137,544
Hawkins	547,500	8,212,500	-	-	-	273,750	547,500	8,371,275
Koss Corporation	195,000	3,490,500	105,899	-	-	104,390	201,000	1,869,300
Lawson Products	450,000	17,064,000	139,788	1,079,204	(249,592)	355,900	431,058	9,849,675
National Presto Industries	483,100	25,440,046	-	338,178	52,543	2,053,175	475,000	36,575,000
		64,002,899			(197,049)	3,078,924		59,096,000
Royce Value Fund
Major Drilling Group International	-	-	24,400,182	-	-	64,414	1,195,100	12,101,053
		-			-	64,414		12,101,053
Royce Value Plus Fund
A.C. Moore Arts & Crafts	1,603,100	22,042,625	2,762,799	-	-	-	1,883,100	2,636,340
Anika Therapeutics	1,042,395	15,135,575	-	-	-	-	1,042,395	3,168,881
Answers Corporation*	575,010	3,910,068	-	6,527,364	(4,584,725)	-
Avid Technology	794,900	22,527,466	26,422,725	5,464,338	(511,216)	-	1,866,700	20,365,697
Bancorp (The)*	696,300	9,372,198	-	2,358,707	(2,018,479)	-
Casual Male Retail Group	2,931,600	15,185,688	4,324,000	-	-	-	4,081,600	2,122,432
Celadon Group	2,136,200	19,567,592	2,048,814	5,394,554	(745,485)	-	1,998,700	17,048,911
Cerus Corporation	2,634,500	17,150,595	1,323,073	-	-	-	2,884,500	2,019,150

140 | The Royce Funds 2008 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	12/31/08	12/31/08
Royce Value Plus Fund (continued)
Christopher & Banks	2,000,300	$22,903,435	$5,182,700	$3,686,636	$(1,258,752)	$584,976	2,153,900	$12,061,840
Cosi	3,997,600	8,954,624	-	-	-	-	3,997,600	1,155,306
Cypress Bioscience	2,234,200	24,643,226	1,305,986	-	-	-	2,384,200	16,307,928
Digi International	1,087,700	15,434,463	6,834,905	4,017,816	(487,501)	-	1,413,800	11,465,918
DivX	1,786,300	25,008,200	-	-	-	-	1,786,300	9,342,349
Dyax Corporation	3,748,060	13,717,900	1,502,550	2,968,309	(1,441,428)	-	3,488,554	12,698,337
Enterprise Financial Services*	624,800	14,876,488	-	2,812,643	(1,218,077)	125,958
Entrust*	4,575,434	8,830,588	-	14,750,252	(5,203,451)	-
Exar Corporation	750,000	5,977,500	12,062,692	-	-	-	2,271,464	15,150,665
FARO Technologies	672,300	18,273,114	19,061,734	3,389,187	999,833	-	1,284,700	21,660,042
HealthTronics	3,158,000	14,495,220	714,349	-	-	-	3,358,000	7,555,500
Houston Wire & Cable	992,000	14,026,880	-	712,343	44,903	334,246	956,300	8,903,153
K-V Pharmaceutical Cl. A	-	-	33,060,743	-	-	-	3,018,323	8,692,770
Littelfuse	-	-	39,416,800	-	-	-	1,216,000	20,185,600
Mercury Computer Systems	1,576,049	25,390,149	3,983,104	-	-	-	2,048,749	12,927,606
MSC.Software*	2,008,000	26,083,920	3,180,630	-	-	-
NovaGold Resources*	4,501,600	36,733,056	8,906,036	16,977,792	(11,770,403)	-
NutriSystem*	1,312,970	35,423,931	10,655,365	22,822,622	(8,619,908)	860,584
Optium Corporation*	2,111,800	16,640,984	-	14,090,775	(2,977,806)	-
ORBCOMM	935,600	5,884,924	7,337,560	-	-	-	2,172,101	4,691,738
Packeteer*	2,259,400	13,917,904	-	19,383,476	(4,896,583)	-
PeopleSupport*	1,900,900	26,004,312	-	23,961,779	(2,388,533)	-
PharmaNet Development Group*	841,300	32,987,373	13,353,141	30,170,432	(13,673,568)	-
RADVision	1,512,500	16,713,125	2,421,884	3,363,666	(2,156,289)	-	1,741,600	9,387,224
Shamir Optical Industry	899,900	8,999,000	-	-	-	186,134	899,900	2,546,717
Sonic Solutions	1,711,900	17,786,641	539,400	2,896,935	(2,377,421)	-	1,488,600	2,619,936
Spartan Motors*	3,075,729	23,498,570	1,171,521	40,190,265	(22,534,567)	161,286
Supertex	1,045,600	32,716,824	2,428,386	10,353,124	(2,178,812)	-	890,153	21,372,574
Symyx Technologies	3,336,477	25,624,143	504,132	2,245,762	(775,935)	-	3,267,577	19,409,408
Tennant Company	782,100	34,639,209	9,029,781	1,919,635	(631,845)	490,919	1,024,000	15,769,600
TradeStation Group	2,135,000	30,338,350	647,169	-	-	-	2,190,000	14,125,500
Vital Images	1,379,200	24,922,144	1,297,409	7,310,615	(2,151,159)	-	1,078,566	15,002,853
		746,338,004			(93,557,207)	2,744,103		310,393,975

*Not an Affiliated Company at December 31, 2008.

The Royce Funds 2008 Annual Report to Shareholders | 141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund and Royce International Smaller-Companies Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund and Royce International Smaller-Companies Fund (constituting The Royce Fund, hereafter referred to as the “Trust”) at December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2009

142  |  The Royce Funds 2008 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2008 and held for the entire six-month period ended December 31, 2008. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/08	12/31/08	Period(1)	7/1/08	12/31/08	Period(1)	Ratio(2)
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$685.74	$3.77	$1,000.00	$1,020.66	$4.52	0.89%
Royce Micro-Cap Fund	1,000.00	634.63	6.16	1,000.00	1,017.60	7.61	1.50%
Royce Premier Fund	1,000.00	689.28	4.80	1,000.00	1,019.46	5.74	1.13%
Royce Low-Priced Stock Fund	1,000.00	654.25	5.16	1,000.00	1,018.90	6.29	1.24%
Royce Total Return Fund	1,000.00	731.39	4.87	1,000.00	1,019.51	5.69	1.12%
Royce Heritage Fund(3)	1,000.00	722.96	5.37	1,000.00	1,018.90	6.29	1.24%
Royce Opportunity Fund	1,000.00	611.56	4.74	1,000.00	1,019.25	5.94	1.17%
Royce Special Equity Fund	1,000.00	871.56	5.41	1,000.00	1,019.36	5.84	1.15%
Royce Value Fund	1,000.00	610.29	4.61	1,000.00	1,019.41	5.79	1.14%
Royce Value Plus Fund	1,000.00	640.39	4.41	1,000.00	1,019.76	5.43	1.07%
Royce 100 Fund	1,000.00	757.43	5.48	1,000.00	1,018.90	6.29	1.24%
Royce Dividend Value Fund	1,000.00	719.13	5.36	1,000.00	1,018.90	6.29	1.24%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	684.25	4.78	1,000.00	1,019.46	5.74	1.13%
Royce Micro-Cap Fund	1,000.00	634.44	6.82	1,000.00	1,016.79	8.42	1.66%
Royce Premier Fund	1,000.00	688.71	5.69	1,000.00	1,018.40	6.80	1.34%
Royce Low-Priced Stock Fund	1,000.00	653.11	6.19	1,000.00	1,017.65	7.56	1.49%
Royce Total Return Fund	1,000.00	732.75	5.84	1,000.00	1,018.40	6.80	1.34%
Royce Heritage Fund(3)	1,000.00	721.85	6.54	1,000.00	1,017.55	7.66	1.51%
Royce Opportunity Fund	1,000.00	611.52	5.43	1,000.00	1,018.40	6.80	1.34%
Royce Special Equity Fund	1,000.00	871.25	6.35	1,000.00	1,018.35	6.85	1.35%
Royce Value Fund	1,000.00	609.76	5.91	1,000.00	1,017.80	7.41	1.46%
Royce Value Plus Fund	1,000.00	639.35	5.93	1,000.00	1,017.90	7.30	1.44%
Royce Technology Value Fund	1,000.00	654.13	7.03	1,000.00	1,016.64	8.57	1.69%
Royce 100 Fund	1,000.00	757.12	6.58	1,000.00	1,017.65	7.56	1.49%
Royce Discovery Fund	1,000.00	750.64	6.56	1,000.00	1,017.65	7.56	1.49%
Royce Financial Services Fund	1,000.00	745.14	6.54	1,000.00	1,017.65	7.56	1.49%
Royce Dividend Value Fund	1,000.00	718.10	6.43	1,000.00	1,017.65	7.56	1.49%
Royce European Smaller-Companies Fund	1,000.00	564.63	6.65	1,000.00	1,016.64	8.57	1.69%
Royce Global Value Fund	1,000.00	565.96	6.65	1,000.00	1,016.64	8.57	1.69%

The Royce Funds 2008 Annual Report to Shareholders  |  143

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/08	12/31/08	Period(1)	7/1/08	12/31/08	Period(1)	Ratio(2)
Service Class (continued)

Royce SMid-Cap Value Fund	$1,000.00	$709.43	$6.40	$1,000.00	$1,017.65	$7.56	1.49%
Royce International Smaller-Companies Fund	1,000.00	699.00	7.22	1,000.00	1,016.64	8.57	1.69%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	681.31	7.99	1,000.00	1,015.63	9.58	1.89%
Royce Micro-Cap Fund	1,000.00	632.02	10.05	1,000.00	1,012.82	12.40	2.45%
Royce Premier Fund	1,000.00	685.22	9.07	1,000.00	1,014.38	10.84	2.14%
Royce Total Return Fund	1,000.00	727.95	9.03	1,000.00	1,014.68	10.53	2.08%
Royce Heritage Fund(3)	1,000.00	718.68	10.76	1,000.00	1,012.62	12.60	2.49%
Royce Opportunity Fund	1,000.00	607.55	10.18	1,000.00	1,012.47	12.75	2.52%
Royce Special Equity Fund	1,000.00	866.73	10.79	1,000.00	1,013.57	11.64	2.30%
Royce Value Fund	1,000.00	606.73	9.37	1,000.00	1,013.47	11.74	2.32%
Royce Value Plus Fund	1,000.00	636.76	9.34	1,000.00	1,013.72	11.49	2.27%

Institutional Class

Royce Premier Fund	1,000.00	689.94	4.29	1,000.00	1,020.06	5.13	1.01%
Royce Low-Priced Stock Fund	1,000.00	654.51	4.95	1,000.00	1,019.15	6.04	1.19%
Royce Total Return Fund	1,000.00	731.59	4.35	1,000.00	1,020.11	5.08	1.00%
Royce Opportunity Fund	1,000.00	612.48	4.22	1,000.00	1,019.91	5.28	1.04%
Royce Special Equity Fund	1,000.00	872.35	4.89	1,000.00	1,019.91	5.28	1.04%
Royce Value Fund	1,000.00	610.82	4.21	1,000.00	1,019.91	5.28	1.04%
Royce Value Plus Fund	1,000.00	640.41	4.29	1,000.00	1,019.91	5.28	1.04%

W Class

Royce Premier Fund	1,000.00	689.45	4.42	1,000.00	1,019.91	5.28	1.04%
Royce Total Return Fund	1,000.00	731.56	4.61	1,000.00	1,019.81	5.38	1.06%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	683.32	6.43	1,000.00	1,017.50	7.71	1.52%
Royce Premier Fund	1,000.00	686.96	7.80	1,000.00	1,015.89	9.32	1.84%
Royce Low-Priced Stock Fund	1,000.00	651.90	7.64	1,000.00	1,015.89	9.32	1.84%
Royce Total Return Fund	1,000.00	728.76	8.00	1,000.00	1,015.89	9.32	1.84%
Royce Heritage Fund(3)	1,000.00	720.82	7.96	1,000.00	1,015.89	9.32	1.84%
Royce Opportunity Fund	1,000.00	604.73	7.42	1,000.00	1,015.89	9.32	1.84%
Royce Value Fund	1,000.00	609.27	7.44	1,000.00	1,015.89	9.32	1.84%
Royce Value Plus Fund	1,000.00	638.20	7.58	1,000.00	1,015.89	9.32	1.84%
Royce 100 Fund	1,000.00	755.89	8.12	1,000.00	1,015.89	9.32	1.84%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	682.92	6.73	1,000.00	1,017.14	8.06	1.59%
Royce Premier Fund	1,000.00	687.55	6.74	1,000.00	1,017.14	8.06	1.59%
Royce Low-Priced Stock Fund	1,000.00	652.74	6.61	1,000.00	1,017.14	8.06	1.59%
Royce Total Return Fund	1,000.00	729.85	6.35	1,000.00	1,017.80	7.41	1.46%
Royce Heritage Fund(3)	1,000.00	721.12	6.88	1,000.00	1,017.14	8.06	1.59%
Royce Opportunity Fund	1,000.00	610.60	6.44	1,000.00	1,017.14	8.06	1.59%
Royce Value Fund	1,000.00	608.02	6.43	1,000.00	1,017.14	8.06	1.59%
Royce Value Plus Fund	1,000.00	638.55	6.55	1,000.00	1,017.14	8.06	1.59%
Royce 100 Fund	1,000.00	756.96	7.02	1,000.00	1,017.14	8.06	1.59%
(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period).
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Giftshare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

144  |  The Royce Funds 2008 Annual Report to Shareholders

Federal Tax Information

     In January 2009, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2008.

2008 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000's)
Royce Pennsylvania Mutual Fund	1.25%	N/A	100.00%	$43,900
Royce Micro-Cap Fund	0.08%	N/A	65.91%	15,032
Royce Premier Fund	0.95%	N/A	100.00%	53,807
Royce Low-Priced Stock Fund	N/A	N/A	N/A	70,860
Royce Total Return Fund	78.69%	N/A	100.00%	1,598
Royce Heritage Fund	0.19%	N/A	100.00%	2,290
Royce Opportunity Fund	55.80%	N/A	100.00%	54,578
Royce Special Equity Fund	83.11%	N/A	100.00%	22,309
Royce Value Fund	N/A	N/A	N/A	N/A
Royce Value Plus Fund	0.01%	N/A	74.82%	27,934
Royce Technology Value Fund	8.22%	N/A	100.00%	1
Royce 100 Fund	0.30%	N/A	100.00%	609
Royce Discovery Fund	23.23%	N/A	50.64%	114
Royce Financial Services Fund	84.93%	N/A	100.00%	45
Royce Dividend Value Fund	83.24%	N/A	100.00%	2
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Global Value Fund	82.92%	N/A	2.93%	N/A
Royce SMid-Cap Value Fund	100.00%	N/A	100.00%	N/A
Royce International Smaller-Companies Fund	N/A	N/A	N/A	N/A

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

The Royce Funds 2008 Annual Report to Shareholders  |  145

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

 Mark R. Fetting, Trustee*
Age: 54 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Executive Officer and Director of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee**
Age: 77 | Number of Funds Overseen: 28 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

 Richard M. Galkin, Trustee
Age: 70 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 74 | Number of Funds Overseen: 28 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 66 | Number of Funds Overseen: 42 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 63 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 57 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 46 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 41 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 49 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*    Interested Trustee
** Retired from the Funds’ Board of Trustees effective January 1, 2009.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

146  |  The Royce Funds 2008 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex-U.S.A. Small Core represents these markets excluding the United States. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller-Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies in at least three countries, which may include the United States.

Royce International Smaller-Companies Fund invests primarily in companies domiciled outside the United States. All other Royce Funds, except Royce Opportunity and Special Equity Funds, may invest up to 25% (35% of Royce Financial Services Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•   the Funds’ future operating results,

•   the prospects of the Funds’ portfolio companies,

•   the impact of investments that the Funds have made or may make,

•  the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•   the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2008 Annual Report to Shareholders  |  147

Board Approval of Investment Advisory Agreement

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to the Royce International Smaller-Companies Fund (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the 1940 Act to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on April 7-8, 2008 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.
     In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“Royce”), which included, among other things, fee information for funds with profiles similar to the Fund, prepared by Royce using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by Royce and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with advisory personnel from Royce. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)
The nature, extent and quality of services to be provided by Royce. The Independent Trustees reviewed the services that Royce would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of Royce and Charles M. Royce, who would serve as portfolio manager of the Fund, the amount of time that Royce would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by Royce to the other Funds in the Trust.
     The Independent Trustees determined that the services proposed for the Fund by Royce would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of Mr. Royce, who will serve as portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted Royce’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed services of Royce to the Fund compared favorably to services provided by Royce for other Funds in the Trust and other Royce client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by Royce would be sufficient for the Fund.

(ii)
Investment performance of the Fund and Royce: Because the Fund was just being formed, the Independent Trustees could not consider the investment performance of the Fund. They did review Royce’s performance for other Funds in the Trust. In particular, the Independent Trustees noted that Royce managed a number of Funds that invested in small-cap and micro-cap issuers, many of which were outperforming their respective benchmark indices and their competitors. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that Royce had the necessary expertise to manage the Fund. They determined that Royce would be an appropriate investment adviser for the Fund.

(iii)
Cost of the services to be provided and profits to be realized by Royce from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by Royce to the Fund. Under its proposed Investment Advisory Agreement, the Fund would pay Royce 1.25% per annum of the first $2 billion of the Fund’s average net assets, 1.20% per annum of the next $2 billion of the Fund’s average net assets, 1.15% per annum of the next $2 billion of the Fund’s average net assets and 1.10% per annum of the Fund’s average net assets in excess of $6 billion. It was further noted that Royce had agreed to cap the expenses of the Fund at 1.69% of its average net assets for the first three years of operation.
     In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other international funds, as provided by Morningstar. It was noted that providing investment advisory services to an international fund that will invest significant portions of its portfolio in small-cap securities is expected to be more labor intensive and time consuming than providing investment advisory services to international funds that invest in larger-capitalization securities. The Independent Trustees could not consider the profitability of the Fund to Royce since the Fund was recently formed and had no operating history.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of sale: The Independent Trustees noted that Royce did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as its assets grow.

(v)
Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in international and/or small-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously approved the Fund’s Investment Advisory Agreement.

148  |  The Royce Funds 2008 Annual Report to Shareholders

Postscript: Where Were You When... ?

The assassination of John F. Kennedy, The Beatles’ first appearance on the Ed Sullivan Show, Neil Armstrong walking on the moon, Richard Nixon’s resignation, Elvis’s death, the fall of the Berlin Wall, the Tiananmen Square protests, 9/11: These represent a partial list of historical events that not only lead us to remember what we were doing when they occurred, but also compel us to ask of others, “Where were you when this happened?”

palpably during the first 10 trading days of October, as equity prices tumbled downward at record speed. Beginning in 2007, plenty of signs could be seen that stock prices were overdue for correction. However, we were astonished by the magnitude and velocity of the decline. Realizing that we were neither smart nor skilled enough to stop the inexorable march downward for our portfolios made it a sobering time. Having always prided ourselves on being effective risk managers and enjoying several funds’ long records of strong down market results, we were more than a little taken aback by the increasingly negative returns for even our most conservatively managed portfolios.

     It speaks to a need many of us have to engage others in creating a collective memory out of our own subjective experience, an effort to cultivate a shared sense of a past that stores enormous events that transcend the everyday. For many people in the investment business, certainly for all of us here at Royce, the events of the last few months— beginning in mid-September and continuing through the end of the year—more than qualify as this kind of experience. It’s doubtful that the travails of the stock market, which are, after all, merely part of the larger story of a global economy in crisis, have entered the popular imagination at large as a watershed event. However, they have worked their way into the minds of most of us who toil away in the financial markets as exactly this sort of happening.

     It’s an old Wall Street cliché that in a real bear market no stock is spared. Confronted with the stark reality of that statement during this past year, we asked ourselves what we might have done differently. The conclusion was not hard to reach. We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been. We still think that it’s best to be consistent, even as we understand how little comfort that offers to investors—ourselves included—who are probably still smarting from the sticker shock of their year-end statements.

     Of course, not all remarkable historical occurrences are seen as negative, though the stock market’s recent problems share traits with other dramatically difficult situations. As such, the precipitous declines of 2008 could not help but lead us to moments of reflection. Extraordinary times inevitably prompt questions about how things got this way, how they may have gone differently and how they might be avoided in the future. We have made no secret of our dismay at just how bad it has all been, and we have not been shy about the shock we felt, most

We are what we are-disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been.

     Along with 1907 and 1929, 2008 will enter the annals of stock market history as a truly disastrous year, as opposed to years such as 2002 or 1990 that were merely lousy. It enters our own history as easily the worst year that we have endured as a firm, one in which we will never forget where we were.

This page is not part of the 2008 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $19 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 14 Portfolio Managers, as well as seven assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

1414 Avenue of the Americas | New York, NY 10019 | (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2008

	Average Annual Total Returns
				10-Year/Since		Annual Operating
Fund	1-Year	3-Year	5-Year	Inception (Date)		Expenses

Royce Select Fund I	-25.91%	-1.92%	4.49%	11.69%		2.09%

Royce Select Fund II	-33.37	-8.99	n.a.	-5.92	(6/30/05)	1.01

Royce Global Select Fund	-34.39	-2.54	n.a.	2.48	(6/30/05)	2.42

Royce SMid-Cap Select Fund	-25.53	n.a.	n.a.	-20.54	(9/28/07)	0.75

Russell 2000	-33.79	-8.29	-0.93	3.02		n.a.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the respective Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above and in the graphs and tables appearing on pages 10-17 does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Royce Select Fund II, Royce Global Select and Royce SMid-Cap Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high-watermark total return in 2007 of 15.52% for Royce Select Fund I, 5.92% for Royce Select Fund II and 19.20% for Royce Global Select Fund and, in the case of Royce Select Fund II, dividend expense relating to short selling. Royce SMid-Cap Select Fund’s annual operating expenses include estimated performance fees of 12.5% of an assumed pre-fee, high watermark, total return of 5% plus an estimate for dividend expense related to short selling. Actual management fees will depend on each Fund’s future returns. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. Distributor: Royce Fund Services, Inc.

This page is not part of the 2008 Annual Report to Shareholders

Table of Contents

Annual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	8

This page is not part of the 2008 Annual Report to Shareholders  |  1

Ultimately, asset management is a
numbers game, and the numbers that
matter most are performance numbers.
Success or failure is measured in
returns, which are analogous to the
final score in a sporting event. So while
investing and sports are dominated
by performance, the study of how
successful performance is achieved,
and how it may best be maintained
have also become increasingly critical
topics, particularly among manage-
ment teams in either field concerned
with creating long-term winners.

With the stock market enduring—
at the most generous estimate—the
equivalent of a disastrous, injury-riddled
season, we thought that it was
worth looking at some of the related
numbers that help to tell the story of
what has been happening over the last
18 months in our smaller-company
universe, especially now that the play-
ing field has grown significantly larger.

As the market approached its 2008
lows, for example, a story first
reported by Reuters on November 19th
revealed some interesting numbers
within the S&P 500 index. One hundred

Continued on page 4...	Letter to Our Shareholders

A Series Of Unfortunate Events

Each crisis...has its unique individual features—the nature of the shock, the object of speculation, the form of credit expansion, the ingenuity of the swindlers, and the nature of the incident that touches off revulsion. But if one may borrow a French phrase, the more something changes, the more it remains the same. Details proliferate; structure abides.
– Charles P. Kindelberger, Manias, Panics and Crashes: A History of Financial Crises

In our 2008 Semiannual Review and Report we observed, “The first six months of 2008 gave even the most serene investor cause for anxiety, if not panic.” We wrote those words in July, two months before the word “bailout” had entered our collective lexicon. It was a time when Lehman Brothers was a major investment bank, AIG was a highly respected insurance business and only a few people were concerned about the prospects for the U.S. auto industry. Bear Stearns was at that point the only significant corporate casualty. Ah, the good old days. However, there was a whiff of dread in the air, with most of the fear coalescing around the impact of a rapidly contracting credit market and a declining real estate market, both exacerbated by the ominous effects of record defaults in subprime mortgages and

2 | This page is not part of the 2008 Annual Report to Shareholders troubles with the wildly complicated securities that housed them. There were also concerns about the sluggish economy and the stumbling stock market.
    All of this, of course, began to worsen quickly and radically in mid-September with a succession of collapses, near-collapses and restructurings that began with the sale of Merrill Lynch to Bank of America, the bankruptcy of Lehman Brothers and the narrow escape of AIG from a similar fate, courtesy of a government-sponsored financial rescue plan. Other financial institutions quickly lobbied for the same privilege, as worries about the global financial system seizing up led to the enactment of the Troubled Assets Relief Program (TARP) in early October, which provided up to $700 billion for firms at risk. The stock market, in a dramatic swoon, initially took its cues from the still-contracted credit market, paying little heed to the federal government’s efforts to stabilize the system and reduce the pain. An interim low for equities was not reached until November 20, more than a month after the passage of the Emergency Economic Stabilization Act of 2008 (of which TARP is a part). And, in spite of a short-term rally from that November low through the end of December, the year lurched toward its end with plenty of volatile days when the major indices closed in the red.
    So much has changed, yet we find ourselves going about our business in much the same manner as always. We are humbled by the fact that we saw so little of it coming. Some kind of correction for smaller companies looked inevitable to us as early as 2006, but crisis did not seem like a sure thing as late as Labor Day of 2008. We have certainly been chastened by our inability to find enough companies capable of withstanding this historically severe bear market. One of our chief sources of collective pride over the years was our portfolios’ generally strong records in down markets. With a few notable exceptions, that was simply not the case in 2008. So while we took ample advantage of what we thought were excellent opportunities—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

So while we took ample advantage
of what we thought were excellent
opportunities in 2008—particularly
in the fourth quarter—we remain
profoundly disappointed in our
showing during this most discon-
certingly memorable year.

A Journal Of The Plague Year
Of course, we were not alone in posting uninspiring results. The ongoing horserace between small- and large-cap stocks, as measured by the Russell 2000 and S&P 500, respectively, offered no real winner in 2008, only varying levels of painful negative returns. That said, the Russell 2000 received 2008’s dubious distinction award. The small-cap index’s -33.8% calendar-year return—its worst ever—outpaced the S&P 500’s -37.0% result, as well as the more tech-heavy Nasdaq Composite’s -40.5% performance, the global MSCI EAFE’s (Europe, Australasia and Far East) -43.4% mark and the MSCI World Small Core’s -41.9% showing. Little else in any investment category provided positive returns in 2008, with the exception of a few municipal-bond indices. Losses were considerable across several asset groups. Domestic and international equities of every size, commodities and real estate all endured declines in excess of 30% in 2008.
    The relative advantage for smaller domestic stocks was built in the year’s second and third quarters, especially the latter, a period in which the Russell 2000 fell 1.1% while the S&P 500 declined 8.4%. During the fourth quarter’s decline, the Russell 2000
None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

This page is not part of the 2008 Annual Report to Shareholders | 3

and one companies in the large-cap
index at that time were trading for less
than $10 per share, a list that included
former market cap behemoths such
as Ford Motor, Starbucks, Citigroup and
Xerox. The $10 mark was notable not
simply as a gauge of lost value, but
also because many institutions do not
like to buy shares of companies trading
for less than $10 a share.

As the year rushed to its close, the
market’s movements were uncommonly
(and increasingly) violent as well.
The S&P 500 moved up or down more
than 5% during intraday trading
10 times between 2000 and 2006, and
only three times from the beginning
of 2008 through the end of September.
However, from October 1 through
December 31, 2008, there were 31 days
in which the large-cap index moved
in excess of 5%. (Source: Bloomberg)

The current bear market for smaller
companies is now more than seventeen
months old and counting. At the
small-cap market low on November 20,
2008, 59% of the constituents in the
Russell 2000 were trading for less than
$10 a share. As of the same date, 51%
of the companies in the small-cap
index sported market caps less than
$250 million, while only 6% were
greater than $1 billion. Within the S&P
500, there were not only 105 companies
trading for less than $10 a share,
but, incredibly, 24% of the index was
small-cap by our definition—companies
with a market cap of up to $2.5 billion.

Continued on page 6...

Letter to Our Shareholders

gave back a portion of its edge, falling 26.1% versus a loss of 21.9% for its large-cap counterpart. It was the worst quarterly showing for either index since the fourth quarter of 1987. Recent market cycle results were also discouraging. From the Russell 2000’s recent peak on 7/13/07 through the trough on 11/20/08, the small-cap index lost 54.1%. The S&P 500 declined 50.7% from its 2007 performance peak on 10/9/07 through 11/20/08. The longer-term picture was equally dispiriting. Three-and five-year returns ended 12/31/08 were negative for both the Russell 2000 and S&P 500. Ten-year returns for the S&P 500 were also negative, and among the worst in the long history of the large-cap index. These longer-term returns offer particularly compelling evidence of just how devastating the current bear market has been.

    In the context of such poor results, it makes sense that few people commented on, or even noticed, the otherwise dynamic rally that followed the trough on 11/20/08 through the year’s end, a period that saw the Russell 2000 gain 30.0% versus a gain of 20.5% for the S&P 500. Always a bit skeptical about short-term rallies, we were actually more encouraged by the fact that a system was put in place, both here and in other developed nations, to aid financial firms in trouble. While we may not have seen the last of financial institutions failing, there was a growing steadiness to the market’s behavior as the fourth quarter came to a close. We really cannot expect any long-term recovery until we achieve systemic stability. The credit market has not yet recovered, but it did show some signs of life, with the LIBOR spread contracting as the year ended. One other key component, though not technically a sign of stability, is the unpredictable nature of markets and economies. None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

The Waste Land
In 2007 and through the first six months of 2008, small-cap value stocks, as measured by the Russell 2000 Value index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth index. This followed a seven-year period of performance dominance for small-cap value stocks that began in earnest with the previous small-cap market peak on 3/9/00. As long-time believers in the power of reversion to the mean, we thought that small-cap growth’s overall advantage in the 18-month period that ended on 7/15/08 made sense considering that small-cap value stocks had been the superior performers between 2000 and 2006. When it was clear to us by mid-October 2008 that the stock market was in not just a bear market but an historically awful one, we were not sure how matters would shake out within the smaller stock universe. However, we did feel sure that, regardless of either style’s ultimate advantage in 2008, each calendar-year return would be dismal.

4 | This page is not part of the 2008 Annual Report to Shareholders

    The Russell 2000 Value index declined 28.9% versus a loss of 38.5% for the Russell 2000 Growth index in 2008. The first signs of a shift back to small-cap value, at least in the short term, can be seen in 2008’s first quarter (-6.5% versus -12.8%), although the Russell 2000 Value index then lost ground to its small-cap growth sibling in the second quarter (-3.6% versus +4.5%). Outperformance for small-cap value was more consistent in the second half of 2008, with advantages over small-cap growth in both the third (+5.0% versus -7.0%) and fourth quarters (-24.9% versus -27.5%).
    The performance advantage for the Russell 2000 Value index also held during recent market-cycle periods, although in each instance its edge was slight and was mostly attributable to second-half results in 2008. From the small-cap peak on 7/13/07 through 12/31/08, small-cap value was down 39.4% versus a loss of 41.8% for small-cap growth. Both indices have thus been mauled badly by the bear. In the short-term rally from the small-cap trough on 11/20/08 through 12/31/08, small-cap value gained 31.3% versus 28.6% for its small-cap growth counterpart. Small-cap value’s slender advantage in both the decline and the rally within the current market cycle is preferable to underperformance, but stands out more as an example that this bear has shown no mercy, save to a tiny handful of stocks.

We have always taken our responsibility
as risk managers very seriously.
To therefore see so much panic-driven,
indiscriminate selling has been
very painful for us. To watch those
stocks suffer as much as all the rest
really tested our commitment to
our approach.

Cold Comfort Farm

The same observation could be made from looking at the calendar-year results for the four portfolios in this Review and Report, all of which lent support to the accuracy of the old adage that in a real bear market, no stock is spared. We were pleased to see all four Select Funds outpace their respective benchmarks in 2008. However, there was also ample disappointment for each Fund’s showing on an absolute basis, with all four providing the worst absolute returns since each Fund’s respective inception. The fact that many other funds in the industry posted similarly dreary results offers little comfort.
    Losses were sizeable across each Fund’s equity sector and industry groups, regardless of the respective portfolio’s market capitalization focus, specific investment approach, or level of emphasis on domestic and/or international securities. Still, as was the case with performance in the first half of 2008, there were interesting stories among each portfolio’s overall results at the level of sector, industry and individual holding. We were also pleased that Royce Select Fund I passed its 10th anniversary in 2008, though we would obviously have preferred that such an event take place in more favorable circumstances. (Discussion of each Fund’s performance begins on page 10.)

Our thought is that late in 2009 we
may be seeing scattered signs of an
economic comeback, one of which
may be a stock market showing signs
of a recovery. The current valuation
picture lends some support to this
idea. Overall valuations for smaller
companies finished 2008 at levels not
seen in nearly two decades.
Been Down So Long It Looks Like Up To Me

What, exactly, happened? How did a group of mostly veteran portfolio managers at a firm that has taken great pride in the historical down market performance of its portfolios fare so poorly in a bear market? In large part, it has been the nature of this particular bear, which has clawed deeply at every area in nearly every stock market covering the globe. And its savagery has been deep and wide, owing to the near-catastrophic economic circumstances that have been its compatriots. From the first stirrings of the housing crisis in 2006 through our first look at a large-scale economic stimulus plan in January 2009, the news has been unremittingly bad, including a

This page is not part of the 2008 Annual Report to Shareholders | 5

In fact, 49% of the large-cap index’s
constituents had market caps less than
$5 billion. (Source: FactSet)

Steven DeSanctis of Merrill Lynch
pointed out in a November report that
“all small cap sectors have fallen
more than their previous bear market
averages, with three now down over
60%.” All of this suggests a wider and
wider pool of potential opportunities
for bargain-conscious small-cap value
investors like ourselves. If one is
cautiously optimistic about the long-term
prospects for stocks—as we are—
then this must be good news, yes?

The answer is complicated. Having
more choices is not always a good
thing. More importantly, our portfolio
managers have learned over the years
that most stocks are cheap for very
good reasons. The current bear market
will scarcely alter that truth by having
punished nearly all companies with
nearly equal force. With the expanded
number of both smaller companies
and cheap stocks, it becomes even more
critical for us to exercise strict
discipline in building our portfolios.
As we are always more interested
in long-term success, we have become
even more exacting in our selection
process. We see that as the best way to
lay the foundation for recovery from
this historically difficult market.

Letter to Our Shareholders

global financial system that barely avoided a massive failure to function between mid-September and mid-November. This last crisis took place in the midst of a deepening recession. In such an uncertain environment, it was simply not possible for stock markets to perform their historically typical role of confidently looking forward and gauging the prospects of success for businesses.
    We had also been wondering for some time if the correction which followed the bursting Internet bubble in 2000 was less severe than such a heady and irrational bull market quite deserved. While we were perfectly content to enjoy strong absolute and relative returns for our funds from 2000-2007 (especially since we were relatively unscathed by much of the Internet mania), we also—somewhat nervously—believed that many valuations throughout the market remained too high. It seemed to us that the decline which stretched from early 2000 through October 2002 for both small- and large-cap stocks, while undoubtedly unpleasant, was relatively benign considering the excesses that history has previously demanded be wrung out of stock prices following a bubble. Yet we saw no serious downturn in the equity markets until 2008, when it was accompanied by far-reaching crises on several other fronts. In retrospect, it is no longer so shocking that investors panicked as they did, selling anything and everything without regard to company quality, valuation, or long-term outlook.
    When we select securities for our portfolios, we look for quality, for attributes that we believe will help a given company survive when times are bad and flourish when they are good. Characteristics such as a strong balance sheet and the ability to generate free cash flow indicate a business that is equipped with the necessary resources to withstand a downturn in its industry and/or a more widespread economic slowdown. Carrying little or no debt and having ample cash generally give a company the necessary resilience to make it through tough times. Our preference for cash-rich, low-leverage companies comes from years of ongoing research into which kinds of businesses endure and which ones wither. However, when investors began to flee equities in September, these tools of cautious risk management offered no bulwark against the stampede of liquidation that grew frighteningly intense in the first two weeks of October and lasted into November.

The Audacity Of Hope
Witnessing the punishment that was inflicted on the stock prices of what we regard as well-run, high-quality businesses has been one of the worst parts of the downturn, particularly as much of the sell-off was driven by the deleveraging activities of hedge funds and other financial institutions covering shorts and dealing with fallout from the mortgage crisis. We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.
    Each bear market is different—for example, the current situation is more global in scope than the crisis in 1973-4, which was itself distinguished by stagflation, the oil embargo and the creation of the misery index. Common ground exists in that each period has been marked by controversial wars, the departure of an unpopular president and uncertainty about the future of the U.S. economy. What is perhaps most interesting is how our country’s eventual recovery from both the Great Depression and the recession of the Seventies may be

6 | This page is not part of the 2008 Annual Report to Shareholders fueling some tempered optimism about our current period. While there is definitely a lot of pessimism in the media and elsewhere about the economy, we also think there is a sense that, however difficult our challenges are in the months and years ahead, we are capable as a nation of meeting them and ultimately succeeding.
    We think that we may be approaching the worst phase of this very painful recession. Not anticipating same-store sales declines in the 20% range next year at this time, we believe that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades. While shorter-term returns may continue to be lackluster, we believe that historical performance patterns for stocks should return to the market. This will be good news for two reasons: The first would be the very fact of positive movement in the markets again (and post-bear-market results have historically been robust); the second would be the stock market playing its traditional role of looking forward and seeing signs of an economy on the mend. Or at least that is our audacious hope.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2009

This page is not part of the 2008 Annual Report to Shareholders | 7

        8  |  The Royce Funds 2008 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 54 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Executive Officer and Director of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee**
Age: 77 | Number of Funds Overseen: 28 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

 Richard M. Galkin, Trustee
Age: 70 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 74 | Number of Funds Overseen: 28 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 66 | Number of Funds Overseen: 42 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 63 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 57 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 46 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 41 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 49 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

 * Interested Trustee
** Retired from the Board of Trustees effective January 1, 2009.

Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2008 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008*			-22.68%

One-Year			-25.91

Three-Year			-1.92

Five-Year			4.49

10-Year			11.69

Since Inception (11/18/98)			12.38

ANNUAL EXPENSE RATIO

Operating Expenses			2.09%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2008	-25.9%	2003	48.7%

2007	10.7	2002	-15.8

2006	15.0	2001	24.5

2005	10.9	2000	15.0

2004	19.1	1999	35.4

TOP 10 POSITIONS % of Net Assets

Lazard Cl. A			2.9%

Sims Group ADR			2.6

AllianceBernstein Holding L.P.			2.3

Pason Systems			2.1

Oil States International			2.1

Markel Corporation			1.9

SEI Investments			1.9

Landstar System			1.8

Intrepid Potash			1.8

Brown & Brown			1.8

NET PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			20.2%

Industrial Products			17.7

Financial Intermediaries			11.5

Financial Services			9.0

Natural Resources			8.6

Technology			8.3

Consumer Products			3.8

Health			1.5

Consumer Services			1.1

Miscellaneous			2.1

Cash and Cash Equivalents			16.2

Royce Select Fund I

Managers’ Discussion
The calamitous year of 2008 actually left us with mixed emotions about the performance for the limited portfolio of micro-, small- and mid-cap stocks that make up Royce Select Fund I (RS1). We were pleased, if not somewhat relieved, by the Fund’s relative performance, even as we were disappointed with its absolute results. The Fund lost 25.9% in 2008, ahead of its small-cap benchmark, the Russell 2000, which declined 33.8% for the same period. Portfolio performance in the first half of 2008—a volatile, mostly bearish period—was also underwhelming on an absolute level, though strong on a relative basis, as RS1 outperformed the Russell 2000.
     This same pattern held during the more tumultuous second half of the year. During the third quarter, the Fund was down 1.0%, just barely ahead of its benchmark’s loss of 1.1%. Stock prices began to collapse throughout the market just as the third quarter was coming to a close. Although the fourth quarter was disastrous for the market as a whole (and not much better for the Fund), RS1 again enjoyed strong relative results. The Fund lost 21.9% in 2008’s final quarter compared to a decline of 26.1% for the Russell 2000.

     The new market cycle that began in July 2007 has thus far seen the Fund exhibiting a similar performance pattern of strong relative performance in the context of disappointing absolute results. From the small-cap market peak on 7/13/07 through 12/31/08, RS1 fell 27.0% versus a loss of 40.4% for the Russell 2000. This period included a competitive showing for the Fund during the short-term rally that closed out the year. From the small-cap low on 11/20/08 through 12/31/08, RS1 was up 26.3% compared to a gain of 30.0% for its benchmark.
     The Fund also held a sizeable advantage over the small-cap index in the last full market cycle. RS1 gained 110.4% from the previous small-cap market peak on 3/9/00 through 12/31/08, compared to a loss of 7.7% for its benchmark. In addition, the Fund outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (11/18/98) periods ended 12/31/08.
     All but two of the Fund’s sectors finished 2008 in the red, with four areas accounting for the bulk of the losses: Financial Services, Industrial Products, Technology and Natural

GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

GrafTech International	0.86%

Alpharma Cl. A	0.67

Foundry Networks	0.58

Corinthian Colleges	0.54

UltraShort Financials ProShares	0.52

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 15.52% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

        10  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

Resources. On the industry level, two of the portfolio’s loss leaders came from Financial Services—information and processing companies and investment management businesses—with energy services (from the Natural Resources sector) also detracting significantly. Other areas that posted substantial losses were building systems and components companies, machinery (both from Industrial Products), software, and retail stores.
     Within Financial Services, asset management company AllianceBernstein Holding saw its stock price slip throughout 2008. The company revised its earnings guidance for fiscal 2007 early in 2008. Later, in September, when the environment for financial stocks grew even more toxic, its share price fell even more dramatically. We believe that it remains a well-run firm with a healthy dividend. It also boasts positive earnings, though recent quarters have been lower than what many analysts had been expecting. In spite of its recent travails, we liked the company’s long-term prospects at the end of the year and increased our stake in 2008. Our estimate of another company was quite different. The share price of MoneyGram International was first beaten down in 2007 as the result of exposure to subprime mortgages in its investment portfolio. Matters grew worse in January 2008 when the company announced, after re-valuing the portfolio, that it had experienced additional losses due to the subprime contagion. Its already-plummeting share price fell precipitously through June. We built a position through early September based on our belief that the firm’s various money transfer businesses were strong enough to help it eventually overcome its formidable problems. By mid-September, we thought otherwise and began to sell our position. Top-ten position SEI Investments also struggled in 2008. The company specializes in financial information processing and financial software. We have long liked its profitable businesses and low debt, so we were content to wait for its business to recover. Our high regard remained for the credit rating and software businesses of Fair Isaac, but we saw opportunities elsewhere and sold our shares in RS1’s portfolio between August and October.
     We built our positions in a few energy and mining services companies in the second half while holding large positions in others. Major Drilling Group International is an exploratory driller mostly for gold, copper and zinc. It has a strong balance sheet and solid management, both of which should help it to survive ongoing slowdowns in its business.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

AllianceBernstein Holding L.P.	-2.90%

MoneyGram International	-1.88

SEI Investments	-1.67

Major Drilling Group International	-1.21

Fair Isaac	-1.07

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,272 million

Weighted Average P/E Ratio**			10.3x

Weighted Average P/B Ratio			1.6x

Weighted Average Portfolio Yield			1.8%

Fund Net Assets			$17 million

Turnover Rate			116%

Number of Holdings			68

Symbol			RYSFX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RS1	Median	Breakpoint

Standard Deviation	15.14	17.86	16.57

Beta	1.07	1.25	1.17

* Five years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 326 small-cap objective funds (oldest class) with at least five years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008*			-25.16%

One-Year			-33.37

Three-Year			-8.99

Since Inception (6/30/05)			-5.92

ANNUAL EXPENSE RATIO

Operating Expenses			1.01%

* Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2008	-33.4%	2006	19.8%

2007	-5.5

TOP 10 POSITIONS % of Net Assets

Market Vectors Gold Miners ETF			3.0%

Lazard Cl. A			2.3

Air Methods			2.3

Waste Services			2.2

AsiaInfo Holdings			2.0

Logitech International			2.0

UltraShort 20+ Year Treasury ProShares			2.0

CSS Industries			2.0

Claymore/AlphaShares China Small Cap Index ETF			2.0

ValueClick			1.9

SHORT POSITIONS % of Net Assets

iShares Barclays 20+ Year
Treasury Bond Fund			-3.5%

iShares Barclays 7-10 Year
Treasury Bond Fund			-2.9

Ultra Basic Materials ProShares			-0.5

NET PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			20.8%

Technology			18.9

Industrial Products			11.1

Consumer Services			7.8

Health			7.6

Natural Resources			7.2

Consumer Products			5.9

Financial Services			5.4

Financial Intermediaries			5.2

Diversified Investment Companies			4.0

Miscellaneous			4.6

Cash and Cash Equivalents			1.5

Royce Select Fund II

Managers’ Discussion
There was a bit of slightly good news that helped to alleviate the large amount of bad news for Royce Select Fund II (RS2) in 2008: the Fund turned in a poor return on an absolute basis, but performed marginally better on a relative one. RS2 was down 33.4% in 2008, basically even with the 33.8% loss for its small-cap benchmark, the Russell 2000, during the same period. The Fund got off to a very difficult start in 2008, underperforming the Russell 2000 in the volatile first half. This pattern still held sway in the third quarter, during which RS2 fell 2.6% while the small-cap index lost 1.1%. The Fund held a small relative advantage in the cataclysmic fourth-quarter collapse, but any satisfaction that we could have drawn from this performance edge was overwhelmed by the quarter’s absolute return. RS2 lost 23.1% in the fourth quarter compared to the Russell 2000’s decline of 26.1%.

     Thus far during the current market cycle, which kicked off in mid-July of 2007 with the most recent small-cap market peak, the Fund has not distinguished itself. From the peak on 7/13/07 through 12/31/08, the Fund fell 40.5%, essentially tied with the Russell 2000’s decline of 40.4% for the same period. We were anticipating stronger performance during the downturn, but the current cycle has so far shown only the most limited favor (if any at all) to typically defensive stocks. RS2 acquitted itself better during the dynamic, short-term rally that saw the year out. From the small-cap low on 11/20/08 through 12/31/08, the Fund gained 37.7% versus a gain of 30.0% for the Russell 2000. The Fund underperformed the Russell 2000 for the three-year and since inception (6/30/05) periods ended 12/31/08.
     All but one of Fund’s sectors posted net losses in 2008, with Technology and Industrial Services being the most significant detractors from performance, followed by Financial Services, Industrial Products and Natural Resources. Net losses in Technology were particularly heavy in the components and systems group, telecommunications companies and, to a lesser degree, semiconductors and equipment businesses and software companies. Investing for the long term, we built positions in those companies that enjoyed our highest confidence. Logitech International makes a variety of personal computer parts, such as corded and cordless mice, keyboards and Webcams. It also has a dominant market share in its field, as well as a superb distribution network that any competitor would find hard to challenge. We first bought shares in September and built a position through the end of the year. ValueClick provides online
GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

Market Vectors Gold Miners ETF	1.66%

Fidelity National Financial Cl. A	1.24

AsiaInfo Holdings	0.98

China Nepstar Chain Drugstore ADR	0.90

Endo Pharmaceuticals Holdings	0.75

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 5.92% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

        12  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

advertising campaigns and programs for various companies. Most of its competitors have been bought up by larger players such as Yahoo and Microsoft, making its status as the last independent online advertising specialist especially valuable to its clients. Along with its low debt, we saw this as a good reason to rebuild our stake as the recession, which has been tough on advertising companies of all sorts, began to worsen in the second half of 2008.
      Elsewhere in the portfolio, we were not quite as confident in our outlook for Atlas Air Worldwide Holdings, which provides aircraft and outsourced aircraft operations. Our high regard for its core business remained, but the recession and severe bear market left us unsure of how effectively the company could continue to navigate difficult times for its business, which prompted us to reduce our position in December. We thought better of the long-term prospects for WABCO Holdings. The company manufactures braking, stability, suspension and transmission control systems mostly for large commercial vehicles. It owns a dominant market share with a global niche that we found highly attractive when first looking at the company. Our initial purchases were made when the stock’s valuation was a little higher than we would have liked, but the overall quality of WABCO’s business convinced us that this was a risk worth taking. Its poor stock performance in 2008 was mostly attributable to both the economic downturn that led many truck manufacturers to pull back orders and to the company’s revision of 2009 guidance, which worried investors accustomed to the firm’s prior habit of accurate forecasts for earnings.

We trimmed our position in December, but were otherwise content to hold shares at the end of 2008.
      Asset management company AllianceBernstein Holding, a long-time holding, saw its stock price slip throughout 2008. The company revised its earnings guidance for fiscal 2007 early in 2008. Later, in September, when the environment for financial stocks grew even more toxic, its share price fell even more dramatically. We believe that it remains a well-run firm with a healthy dividend. It also boasts positive earnings, though recent quarters have been lower than what many analysts had been expecting. In spite of its recent travails, we liked the company’s long-term prospects at the end of the year. Air Methods provides air medical emergency transport services and systems, a business that we like, which, along with its falling stock price, led us to build a healthy stake through November. We felt less sanguine about the prospects for commodity risk management business FCStone Group, so we sold our shares in November.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

Atlas Air Worldwide Holdings	-2.08%

WABCO Holdings	-1.93

AllianceBernstein Holding L.P.	-1.69

Air Methods	-1.64

FCStone Group	-1.13

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$621 million

Weighted Average P/E Ratio**			8.3x

Weighted Average P/B Ratio			1.3x

Weighted Average Portfolio Yield			1.4%

Fund Net Assets			$2 million

Turnover Rate			268%

Number of Holdings			92

Symbol			RSFDX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RS2	Median	Breakpoint

Standard Deviation	22.45	20.07	18.67

Beta	1.29	1.19	1.12

* Three years ended 12/31/08. Category Median and Best Quartile Breakpoint based on 344 small-cap objective funds (oldest class) with at least three years of history.

The Royce Funds 2008 Annual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008*			-39.32%

One-Year			-34.39

Three-Year			-2.54

Since Inception (6/30/05)			2.48

ANNUAL EXPENSE RATIO

Operating Expenses			2.42%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2008	-34.4%	2006	19.4%

2007	18.2

TOP 10 POSITIONS % of Net Assets

Sims Group ADR			3.9%

Knight Capital Group Cl. A			3.3

Mayr-Melnhof Karton			3.2

Lincoln Electric Holdings			2.9

Agnico-Eagle Mines			2.9

Unit Corporation			2.8

Gardner Denver			2.7

Pan American Silver			2.7

Silver Standard Resources			2.6

Kennametal			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			26.9%

Natural Resources			23.2

Consumer Products			7.1

Technology			6.8

Financial Intermediaries			5.5

Financial Services			4.3

Industrial Services			4.2

Health			2.9

Diversified Investment Companies			2.2

Consumer Services			1.3

Preferred Stock			1.0

Cash and Cash Equivalents			14.6

Royce Global Select Fund

Managers’ Discussion
There were no geographical cures for what ailed the equity markets in 2008. Stocks endured plummeting share prices all over the globe, as the subprime contagion and related credit crisis became global problems. Royce Global Select Fund (RGS) was down 34.4% in this inhospitable climate versus a decline of 33.8% for the Russell 2000 and a loss of 41.9% for its new global small-cap benchmark, the MSCI World Small Core index during the same period. We believe that the Fund’s new benchmark better reflects its global selection universe—the Fund invests in both domestic and non-U.S. securities.

     The Fund had a fast start in 2008, providing a strong positive return in the otherwise bearish and volatile first half. Between January and June, RGS gained 8.1% versus respective losses of 9.4% for the Russell 2000 and 9.0% for the MSCI World Small Core index. During the third quarter, the Fund lost substantial ground to both indices, down 23.0% versus a decline of 14.9% for its global small-cap benchmark and a loss of 1.1% for the Russell 2000. When share prices began collapsing on a global scale in mid-September, RGS also struggled. The Fund fell 21.2% during the fourth quarter compared to a loss of 25.0% for the global index and 26.1% for the domestic small-cap index.
     Domestic smaller-cap stocks established a new peak, and thus a new market cycle, in July 2007. From the small-cap market peak on 7/13/07 through 12/31/08, the Fund was down 37.4%, losing less than both the Russell 2000, which declined 40.4%, and the global smaller-cap stock index, which fell 48.6%. In the robust, though little-noticed, upswing that ended 2008, the Fund trailed the domestic small-cap index while essentially finishing even with its benchmark. From the domestic small-cap low on 11/20/08 through 12/31/08, RGS gained 23.4% versus 30.0% for the Russell 2000 and 23.2% for the MSCI World Small Core index. The Fund outperformed both indices for the since inception (6/30/05) period ended 12/31/08.
      Natural Resources led all of the Fund’s sectors in net losses, with both the energy services industry and precious metals and mining group posting substantial declines. Unit Corporation was one of the Fund’s top contributors during the first half as the company
GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

Pan American Silver	1.38%

Agnico-Eagle Mines	0.88

UltraShort Industrials ProShares	0.81

Knight Capital Group Cl. A	0.60

Allegheny Technologies	0.57

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 19.20% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

        14  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

benefited earlier in the year from increased production in its oil and natural gas business. A contract drilling company that also runs its own oil and natural gas exploration business, its stock price began to plummet with the rapid descent of oil prices. We first bought shares in RGS’s portfolio near the Fund’s inception, and added to our stake in 2008 between September and November. In fact, when oil prices began to tumble late in the summer, and the deflation began to hurt the performance of many of the Fund’s holdings in, or primarily involved with, the energy business, we acted by building positions in those companies that we believed had the most promising long-term prospects. We increased our stake in well services business Trican Well Service, a company whose shares we have owned since July 2005. We also added shares of Tesco Corporation, which makes top drives and conventional casing devices for oil rigs and also owns a proprietary technology that allows rig operators to drill more quickly and efficiently.
      Silvercorp Metals is based in Canada, though the bulk of its mining operations are located in China. It suffered with the steep decline in silver prices and the credit crisis, which was particularly tough on capital-intensive businesses such as mining companies. Although we still liked the firm’s fundamentals, we took our losses and moved on in RGS’s portfolio during November. Still, our view of the potential for both silver and gold mining remains long term and positive. Fiscal stimulus in 2009 and beyond could also re-stoke demand for silver’s more prosaic uses. Therefore, our practice in 2008 was mostly to build, hold or modestly trim good-sized positions in several mining businesses, including Pan American Silver, Silver Standard Resources, Red Back Mining, Agnico-Eagle Mines and Gammon Gold.

     We also chose to add shares of Endeavour Financial. As a financial advisory company that specializes in helping smaller natural resources businesses across the globe, the firm found itself in the crosshairs of two troubled industries in 2008. At the end of the year, we liked its management and prospects for an eventual rebound. That confidence did not extend to another top detractor, Reliance Steel & Aluminum. The firm made an acquisition that was slated to be financed with equity but was instead made by taking on additional debt, a decision that left us concerned about deterioration to its balance sheet. We sold our shares in RGS’s portfolio in November.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

Endeavour Financial	-3.06%

Reliance Steel & Aluminum	-1.93

Sims Group ADR	-1.90

Silvercorp Metals	-1.88

Tesco Corporation	-1.68

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,165 million

Weighted Average P/E Ratio**	8.1x

Weighted Average P/B Ratio	1.4x

Weighted Average Portfolio Yield	2.4%

Fund Net Assets	$6 million

Turnover Rate	41%

Number of Holdings	54

Symbol	RSFTX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/08).

PORTFOLIO COUNTRY BREAKDOWN
% of Net Assets

United States	35.4%

Canada	23.0

Austria	4.2

Germany	4.0

Australia	3.9

South Africa	2.3

Finland	1.9

Belgium	1.5

Italy	1.5

Denmark	1.4

Mexico	1.3

United Kingdom	1.2

France	1.2

Cayman Islands	1.1

Brazil	0.9

United Arab Emirates	0.6

The Royce Funds 2008 Annual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/08

July - December 2008*	-23.86%

One-Year	-25.53

Since Inception (9/28/07)	-20.54

EXPENSE RATIO

Annual Operating Expenses	0.75%

* Not annualized

TOP 10 POSITIONS % of Net Assets

Alliant Techsystems	3.3%

Syntel	2.5

KBR	2.2

Wesco Financial	2.2

Hormel Foods	2.1

Harsco Corporation	2.1

Net 1 UEPS Technologies	2.1

Tiffany & Co.	2.1

Brink’s Company (The)	2.1

Check Point Software Technologies	2.0

SHORT POSITIONS % of Net Assets

Sanderson Farms	-1.5%

CLARCOR	-0.7

Corporate Office Properties Trust	-0.3

Trimble Navigation	-0.3

NET PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	16.4%

Industrial Products	14.5

Industrial Services	10.8

Financial Services	10.5

Financial Intermediaries	7.6

Consumer Services	4.6

Health	4.2

Consumer Products	3.8

Utilities	3.1

Natural Resources	3.1

Miscellaneous	5.0

Cash and Cash Equivalents	16.4

Royce SMid-Cap Select Fund

Managers’ Discussion
Calendar-year performance was disappointing for the markets across the board in 2008, and Royce SMid-Cap Select Fund (RSS) was no exception, though it performed better than its benchmark. The Fund was down 25.5% in 2008, compared with its benchmark, the Russell 2500, which was down 36.8% for the same period. While we would certainly prefer to report positive absolute returns for the Fund, we were somewhat pleased that the Fund was able to stave off some of the market’s steep decline. For the first half of the year, the Fund fell 2.2%, while the index lost 8.1% for the same period. The going got much rougher in the second half, with the Fund down 10.1% and 15.3% for the third and fourth quarters respectively, compared with respective declines of 6.7% and 26.3% for its small- and mid-cap benchmark during the same periods. In October alone, the Fund was down 12.8% versus a loss of 21.5% for the Russell 2500.

     In the context of such poor results, it makes sense that few people commented on, or even noticed, the otherwise dynamic rally that followed the small-cap low on 11/20/08 through the year’s end, a period that saw the Fund gain 17.0% while the Russell 2500 climbed 29.9%. The Fund has only been in existence for 15 months, a period mired in a highly difficult bear market. Thus, its early results were acceptable on a relative basis, as RSS outperformed its benchmark for the one-year and since inception (9/28/07) periods ended 12/31/08.
     The Fund invests in both small- and mid-cap companies, those with market caps between $500 million and $10 billion. Although small-cap stocks have historically underperformed their larger siblings during the beginnings of a recession, 2008 was an exception: small-caps narrowly outpaced mid-caps in 2008, as the small-cap Russell 2000 index lost 33.8%. Many a theory has been proffered to explain this outcome: Was it attributable to greater sales exposure to Europe among mid-caps as opposed to small-caps? Was it perhaps due to increased hedge fund involvement in mid-caps rather than small-caps owing to the former’s greater liquidity, thus making mid-caps disproportionately affected by hedge fund de-leveraging?
     Whatever the reason, there was one consistent theme for equities in 2008: convergence. Most areas—small-, mid- and large-cap, growth and value alike—all declined in absolute terms within a relatively tight range. During corrections, it is not uncommon to find such high levels of convergence and hence little discrimination among sellers regarding
GOOD IDEAS THAT WORKED Top Contributors To 2008 Performance*

Dollar Tree	0.74%

Mercury General	0.65

ScanSource	0.63

Sykes Enterprises	0.53

Arris Group	0.49

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses include performance fees based on 12.5% of the Fund’s estimated pre-fee, high watermarked return of 5%. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

        16  |  The Royce Funds 2008 Annual Report to Shareholders

Performance and Portfolio Review

underlying fundamentals. It is for this reason, among others, that we are relatively confident in our ability to provide satisfactory returns when the markets begin to recover.
     The Industrial Products, Technology and Financial Services sectors were the worst-performers in 2008. PerkinElmer is a leading provider of analytical and bio-discovery tools to the bio-pharmaceutical and life sciences industries. Perkin performed poorly in the fourth quarter as growth decelerated due to the tightening of its customers’ capital budgets. Certain of its products are discretionary in nature, such as bio-pharmaceutical instrumentation and cord blood storage. Even though Perkin has yet to announce a disappointing result, peer companies in its field reported meaningful reductions in customer demand. We added to our position at various times throughout the year. In Technology, software companies and aerospace and defense businesses were the hardest hit. Net 1 UEPS Technologies is a South African software maker that provides universal electronic payment systems as an alternative imbursement system for people who do not use banks or who live far from them. We held shares at the end of December, though we did trim our position somewhat near year-end.

     Financial Services suffered primarily due to holdings in investment management companies, which posted the largest net losses of any portfolio industry. It was home to one of the Fund’s largest detractors to performance in 2008, asset management company AllianceBernstein Holding. After selling our shares, we re-built a position during the fourth quarter owing to our high regard for its core business of asset management, its positive earnings and its dividend. We followed a near-identical pattern with another asset manager whose stock price disappointed, Federated Investors. At the end of 2008 we still held its core business, positive earnings and regular dividend payment in high regard.
     In the Financial Intermediaries sector, we chose to sell our shares and move on from a brief but unprofitable experience with property and casualty insurance, and reinsurance business White Mountains Insurance Group. The NASDAQ OMX Group (formerly known as The Nasdaq Stock Market) supports the operations of approximately 60 exchanges, clearing organizations and central securities depositories in 50 countries. We have long liked owning shares of securities exchanges in other Royce-managed portfolios as we believe it is a business that we know very well, so we were content to hold shares at year end.

GOOD IDEAS AT THE TIME Top Detractors From 2008 Performance*

PerkinElmer	-1.62%

Net 1 UEPS Technologies	-1.41

AllianceBernstein Holding L.P.	-1.28

White Mountains Insurance Group	-1.27

Manpower	-1.18

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,337 million

Weighted Average P/E Ratio**	9.3x

Weighted Average P/B Ratio	1.5x

Weighted Average Portfolio Yield	1.8%

Fund Net Assets	$1 million

Turnover Rate	764%

Number of Holdings	73

Symbol	RMISX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/08).

The Royce Funds 2008 Annual Report to Shareholders  |  17

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE

COMMON STOCKS – 83.8%

Consumer Products – 3.8%
Apparel, Shoes and Accessories - 2.2%
Columbia Sportswear	2,200	$77,814
Polo Ralph Lauren	2,800	127,148
Volcom [a]	16,900	184,210

		389,172

Consumer Electronics - 0.9%
Dolby Laboratories Cl. A [a]	5,000	163,800

Sports and Recreation - 0.7%
†Thor Industries	8,500	112,030

Total (Cost $621,386)		665,002

Consumer Services – 1.1%
Retail Stores - 1.1%
†Tiffany & Co.	8,300	196,129

Total (Cost $294,693)		196,129

Financial Intermediaries – 11.5%
Banking - 0.9%
Bank of N.T. Butterfield & Son	15,391	160,836

Insurance - 5.0%
Berkley (W.R.)	9,500	294,500
Erie Indemnity Cl. A	6,600	248,358
†Markel Corporation [a]	1,100	328,900

		871,758

Securities Brokers - 4.1%
Evercore Partners Cl. A	17,300	216,077
Lazard Cl. A	17,000	505,580

		721,657

Securities Exchanges - 1.5%
†TMX Group	12,500	255,063

Total (Cost $2,085,520)		2,009,314

Financial Services – 9.0%
Information and Processing - 4.3%
FactSet Research Systems	6,200	274,288
Morningstar [a]	4,100	145,550
SEI Investments	20,700	325,197

		745,035

Insurance Brokers - 1.8%
Brown & Brown	14,700	307,230

Investment Management - 2.9%
AllianceBernstein Holding L.P.	19,200	399,168
†Westwood Holdings Group	4,020	114,208

		513,376

Total (Cost $1,752,469)		1,565,641

	SHARES	VALUE
Health – 1.5%
Health Services - 1.5%
eResearch Technology [a]	39,800	$263,874

Total (Cost $309,115)		263,874

Industrial Products – 17.7%
Automotive - 0.9%
Gentex Corporation	17,200	151,876

Building Systems and Components - 0.8%
†Drew Industries [a]	11,700	140,400

Industrial Components - 3.3%
†GrafTech International [a]	32,600	271,232
PerkinElmer	21,600	300,456

		571,688

Machinery - 6.4%
†Astec Industries [a]	3,000	93,990
Lincoln Electric Holdings	5,100	259,743
Regal-Beloit	7,300	277,327
Rofin-Sinar Technologies [a]	12,400	255,192
Wabtec Corporation	5,700	226,575

		1,112,827

Metal Fabrication and Distribution - 4.5%
†Allegheny Technologies	6,500	165,945
†Kennametal	7,500	166,425
†Sims Group ADR	37,040	460,037

		792,407

Pumps, Valves and Bearings - 1.8%
Gardner Denver [a]	6,800	158,712
†IDEX Corporation	6,500	156,975

		315,687

Total (Cost $3,174,219)		3,084,885

Industrial Services – 20.2%
Commercial Services - 11.9%
†Administaff	10,300	223,304
†Cintas Corporation	5,700	132,411
Corinthian Colleges [a]	13,400	219,358
CRA International [a]	9,300	250,449
Grupo Aeroportuario del Centro Norte ADR	13,800	153,180
MAXIMUS	8,200	287,902
MPS Group [a]	16,500	124,245
Ritchie Bros. Auctioneers	6,700	143,514
†Robert Half International	7,500	156,150
Universal Technical Institute [a]	8,100	139,077
Watson Wyatt Worldwide Cl. A	5,410	258,706

		2,088,296

Engineering and Construction - 1.7%
KBR	19,700	299,440

Food, Tobacco and Agriculture - 1.8%
†Intrepid Potash [a]	14,900	309,473

Industrial Distribution - 1.5%
MSC Industrial Direct Cl. A	6,900	254,127

18 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics - 3.3%
Arkansas Best	4,700	$141,517
†Landstar System	8,200	315,126
Universal Truckload Services [a]	9,000	127,440

		584,083

Total (Cost $3,509,938)		3,535,419

Natural Resources – 8.6%
Energy Services - 8.6%
Calfrac Well Services	32,500	229,040
†Major Drilling Group International	24,500	248,076
Oil States International [a]	19,400	362,586
Pason Systems	32,000	364,196
Unit Corporation [a]	11,300	301,936

Total (Cost $2,171,574)		1,505,834

Technology – 8.3%
Aerospace and Defense - 1.5%
HEICO Corporation Cl. A	8,900	257,744

Components and Systems - 2.3%
†Diebold	8,400	235,956
Plexus Corporation [a]	10,100	171,195

		407,151

Semiconductors and Equipment - 0.6%
Cabot Microelectronics [a]	4,000	104,280

Software - 2.0%
†Blackbaud	13,100	176,850
†Teradata Corporation [a]	12,000	177,960

		354,810

Telecommunications - 1.9%
†Comtech Telecommunications [a]	3,400	155,788
†Harmonic [a]	29,900	167,739

		323,527

Total (Cost $1,330,587)		1,447,512

Miscellaneous [b] – 2.1%
Total (Cost $375,249)		361,646

TOTAL COMMON STOCKS
(Cost $15,624,750)		14,635,256

REPURCHASE AGREEMENT – 15.1%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $2,644,001 (collateralized by obligations of various U.S. Government Agencies, valued at $2,710,406) (Cost $2,644,000)		2,644,000

VALUE
TOTAL INVESTMENTS – 98.9%
(Cost $18,268,750)	$17,279,256

CASH AND OTHER ASSETS LESS LIABILITIES – 1.1%	200,423

NET ASSETS – 100.0%	$17,479,679

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund II

	SHARES	VALUE

COMMON STOCKS – 98.5%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 3.2%
†Anta Sports Products	34,300	$15,723
†Hanesbrands [a]	1,300	16,575
†Movado Group	1,150	10,799
True Religion Apparel [a]	900	11,196

		54,293

Health, Beauty and Nutrition - 2.7%
†NBTY [a]	1,200	18,780
NutriSystem	1,900	27,721

		46,501

Total (Cost $123,194)		100,794

Consumer Services – 7.8%
Online Commerce - 1.3%
†1-800-FLOWERS.COM Cl. A [a]	5,623	21,480

Retail Stores - 6.5%
†American Eagle Outfitters	1,350	12,636
Brown Shoe	540	4,574
Build-A-Bear Workshop [a]	1,450	7,047
†Cash America International	800	21,880
†China Nepstar Chain Drugstore ADR	5,300	26,765
DSW Cl. A [a]	1,500	18,690
†Tiffany & Co.	800	18,904

		110,496

Total (Cost $166,641)		131,976

Diversified Investment Companies – 4.0%
Exchange Traded Funds - 4.0%
†Claymore/AlphaShares China Small Cap Index ETF	2,500	33,325
†UltraShort 20+ Year Treasury ProShares	900	33,957

Total (Cost $69,818)		67,282

Financial Intermediaries – 5.2%
Insurance - 2.3%
†Fidelity National Financial Cl. A	1,600	28,400
Greenlight Capital Re Cl. A [a]	900	11,691

		40,091

Securities Brokers - 2.9%
Evercore Partners Cl. A	800	9,992
Lazard Cl. A [c]	1,300	38,662

		48,654

Total (Cost $94,691)		88,745

Financial Services – 5.4%
Information and Processing - 3.0%
†FactSet Research Systems	500	22,120
†Interactive Data	1,200	29,592

		51,712

	SHARES	VALUE
Financial Services (continued)
Investment Management - 2.4%
†AllianceBernstein Holding L.P.	1,200	$24,948
†Janus Capital Group	1,900	15,257

		40,205

Total (Cost $135,182)		91,917

Health – 7.6%
Drugs and Biotech - 3.6%
Caraco Pharmaceutical Laboratories [a]	3,400	20,128
Endo Pharmaceuticals Holdings [a]	800	20,704
†WuXi PharmaTech Cayman ADR [a]	2,500	19,975

		60,807

Health Services - 4.0%
†Air Methods [a,c]	2,400	38,376
Res-Care [a]	2,000	30,040

		68,416

Total (Cost $154,555)		129,223

Industrial Products – 11.1%
Automotive - 1.6%
WABCO Holdings	950	15,000
†Wonder Auto Technology [a]	3,000	11,760

		26,760

Machinery - 1.2%
Jinpan International	1,406	20,401

Metal Fabrication and Distribution - 4.4%
Commercial Metals	1,900	22,553
†Foster (L.B.) Company Cl. A [a]	600	18,768
†Fushi Copperweld [a]	3,140	16,548
Haynes International [a]	700	17,234

		75,103

Miscellaneous Manufacturing - 1.5%
†China Automation Group	115,000	25,123

Specialty Chemicals and Materials - 2.4%
†Migao Corporation [a]	2,800	12,928
OM Group [a]	1,300	27,443

		40,371

Total (Cost $238,332)		187,758

Industrial Services – 20.8%
Advertising and Publishing - 3.6%
†Airmedia Group ADR [a]	6,100	29,280
ValueClick [a]	4,800	32,832

		62,112

Commercial Services - 3.4%
Acacia Research-Acacia Technologies [a]	790	2,402
†Monster Worldwide [a]	1,500	18,135
†Waste Services [a]	5,800	38,164

		58,701

Engineering and Construction - 3.0%
HLS Systems International [a]	3,100	8,711
†KBR	2,000	30,400

20 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
NVR [a]	25	$11,406

		50,517

Food, Tobacco and Agriculture - 4.5%
†Cal-Maine Foods	600	17,220
†Chaoda Modern Agriculture	24,024	15,465
†China Green (Holdings)	26,800	21,422
Hanfeng Evergreen [a]	3,100	14,138
Origin Agritech [a]	3,900	7,956

		76,201

Printing - 3.6%
†CSS Industries [c]	1,900	33,706
†Multi-Color Corporation	1,700	26,894

		60,600

Transportation and Logistics - 2.7%
Atlas Air Worldwide Holdings [a]	950	17,955
†UTI Worldwide	1,900	27,246

		45,201

Total (Cost $447,013)		353,332

Natural Resources – 7.2%
Energy Services - 1.2%
CE Franklin [a]	3,600	9,072
†Rowan Companies	750	11,925

		20,997

Oil and Gas - 2.2%
†Holly Corporation [c]	1,400	25,522
†St. Mary Land & Exploration	600	12,186

		37,708

Precious Metals and Mining - 3.8%
†Market Vectors Gold Miners ETF [a,c]	1,500	50,820
†Seabridge Gold [a]	1,000	13,080

		63,900

Total (Cost $165,156)		122,605

Technology – 18.9%
Aerospace and Defense - 1.2%
†HEICO Corporation	500	19,415

Components and Systems - 4.3%
†Logitech International [a]	2,200	34,276
Spectrum Control [a]	110	675
†VTech Holdings	4,100	17,382
†Western Digital [a]	1,750	20,038

		72,371

Internet Software and Services - 2.9%
†Akamai Technologies [a]	1,000	15,090
†AsiaInfo Holdings [a,c]	2,900	34,336

		49,426

Semiconductors and Equipment - 4.0%
Advanced Energy Industries [a]	1,100	10,945
†ANADIGICS [a]	8,300	12,284
†Lam Research [a,c]	1,000	21,280
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
†Varian Semiconductor Equipment Associates [a]	1,300	$23,556

		68,065

Software - 1.2%
†American Software Cl. A	4,480	21,056

Telecommunications - 5.3%
Cogo Group [a]	5,100	24,786
Comtech Telecommunications [a]	300	13,746
†NETGEAR [a]	1,700	19,397
Novatel Wireless [a]	1,600	7,424
†Tekelec [a]	1,850	24,679

		90,032

Total (Cost $354,272)		320,365

Miscellaneous [b] – 4.6%
Total (Cost $97,624)		79,035

TOTAL COMMON STOCKS
(Cost $2,046,478)		1,673,032

REPURCHASE AGREEMENT – 1.1%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $19,000 (collateralized by obligations of various U.S. Government Agencies, valued at $20,000) (Cost $19,000)		19,000

TOTAL INVESTMENTS – 99.6%
(Cost $2,065,478)		1,692,032
CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		6,187

NET ASSETS – 100.0%		$1,698,219

SECURITIES SOLD SHORT COMMON STOCKS – 6.9%
Diversified Investment Companies – 6.4%
Exchange Traded Funds - 6.4%
iShares Barclays 20+ Year Treasury Bond Fund	500	$59,675
iShares Barclays 7-10 Year Treasury Bond Fund	500	49,265

Total (Proceeds $100,873)		108,940

Industrial Products – 0.5%
Machinery - 0.5%
Ultra Basic Materials ProShares	600	8,604

Total (Proceeds $11,239)		8,604

TOTAL SECURITIES SOLD SHORT
(Proceeds $112,112)		$117,544

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 21

Schedules of Investments

Royce Global Select Fund

	SHARES	VALUE
COMMON STOCKS – 84.5%

Australia – 3.9%
†Sims Group ADR	18,800	$233,496

Total (Cost $331,083)		233,496

Austria – 4.2%
Mayr-Melnhof Karton	2,700	190,960
†Semperit AG Holding	4,000	65,904

Total (Cost $361,896)		256,864

Belgium – 1.5%
Sipef	3,500	90,930

Total (Cost $181,993)		90,930

Canada – 23.0%
Agnico-Eagle Mines	3,400	174,522
Ensign Energy Services	7,000	74,962
Gammon Gold [a]	21,000	114,870
Ivanhoe Mines [a]	14,000	37,800
†Major Drilling Group International	5,000	50,628
Pan American Silver [a]	9,500	162,165
Pason Systems	6,500	73,977
Red Back Mining [a]	14,500	100,895
Silver Standard Resources [a]	10,000	159,400
†Sprott	40,000	139,328
Tesco Corporation [a]	10,000	71,400
†TMX Group	6,500	132,632
Trican Well Service	15,100	97,364

Total (Cost $1,824,432)		1,389,943

Cayman Islands – 1.1%
Endeavour Financial	50,000	69,259

Total (Cost $266,229)		69,259

Denmark – 1.4%
†H Lundbeck	4,000	83,034

Total (Cost $78,685)		83,034

Finland – 1.9%
CapMan Cl. B	40,000	53,295
Vaisala Cl. A	2,000	61,979

Total (Cost $262,709)		115,274

France – 1.2%
†Beneteau	7,500	70,959

Total (Cost $139,970)		70,959

Germany – 4.0%
Pfeiffer Vacuum Technology	2,000	132,431
Rational	900	106,778

Total (Cost $300,642)		239,209

	SHARES	VALUE
Italy – 1.5%
Landi Renzo	19,500	$90,747

Total (Cost $76,131)		90,747

Mexico – 1.3%
†Industrias Bachoco ADR	5,600	81,200

Total (Cost $143,591)		81,200

South Africa – 2.3%
Lewis Group	15,000	78,352
Northam Platinum	27,000	60,685

Total (Cost $256,918)		139,037

United Arab Emirates – 0.6%
†Lamprell	21,000	35,630

Total (Cost $57,955)		35,630

United Kingdom – 1.2%
†Begbies Traynor	20,000	40,473
†Burberry Group	10,000	32,072

Total (Cost $104,020)		72,545

United States – 35.4%
ADTRAN	4,700	69,936
†Allegheny Technologies	3,000	76,590
†CF Industries Holdings	2,000	98,320
Endo Pharmaceuticals Holdings [a]	3,500	90,580
Fossil [a]	4,000	66,800
Gardner Denver [a]	7,000	163,380
†Intrepid Potash [a]	5,500	114,235
Kennametal	7,000	155,330
Knight Capital Group Cl. A [a]	12,500	201,875
†Lam Research [a]	4,000	85,120
Lincoln Electric Holdings	3,500	178,255
MKS Instruments [a]	7,800	115,362
Nu Skin Enterprises Cl. A	4,000	41,720
Schnitzer Steel Industries Cl. A	3,800	143,070
†Syntel	3,400	78,608
Thor Industries	3,700	48,766
†UltraShort Consumer Services ProShares	500	42,390
†UltraShort Industrials ProShares	550	29,750
†UltraShort 20+ Year Treasury ProShares	1,600	60,368
†UltraShort Real Estate ProShares	400	20,284
Unit Corporation [a]	6,300	168,336
Woodward Governor	4,000	92,080

Total (Cost $2,696,598)		2,141,155

TOTAL COMMON STOCKS
(Cost $7,082,852)		5,109,282

22 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

Royce SMid-Cap Select Fund

	SHARES	VALUE

PREFERRED STOCK – 0.9%
Brazil – 0.9%
Duratex
(Cost $161,649)	9,000	$56,993

REPURCHASE AGREEMENT – 14.8%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $897,001 (collateralized by obligations of various U.S. Government Agencies, valued at $925,031) (Cost $897,000)		897,000

TOTAL INVESTMENTS – 100.2%
(Cost $8,141,501)		6,063,275

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(14,154)

NET ASSETS – 100.0%		$6,049,121

	SHARES	VALUE

COMMON STOCKS – 83.6%

Consumer Products – 3.8%
Apparel, Shoes and Accessories - 3.0%
†Fossil [a]	1,100	$18,370
Polo Ralph Lauren	200	9,082

		27,452

Home Furnishing and Appliances - 0.8%
†National Presto Industries	100	7,700

Total (Cost $31,131)		35,152

Consumer Services – 4.6%
Restaurants and Lodgings - 1.3%
†Tim Hortons	400	11,536

Retail Stores - 3.3%
†Casey’s General Stores	500	11,385
†Tiffany & Co.	800	18,904

		30,289

Total (Cost $38,136)		41,825

Financial Intermediaries – 7.6%
Insurance - 6.8%
Alleghany Corporation [a]	55	15,510
†Leucadia National [a]	850	16,830
Mercury General	220	10,118
Wesco Financial	70	20,153

		62,611

Other Financial Intermediaries - 0.8%
†NASDAQ OMX Group [a]	300	7,413

Total (Cost $76,696)		70,024

Financial Services – 10.5%
Information and Processing - 3.0%
Dun & Bradstreet	215	16,598
Fiserv [a]	100	3,637
†Morningstar [a]	200	7,100

		27,335

Insurance Brokers - 1.9%
Brown & Brown	820	17,138

Investment Management - 5.6%
Affiliated Managers Group [a]	100	4,192
†AllianceBernstein Holding L.P.	840	17,463
†Federated Investors Cl. B	700	11,872
†T. Rowe Price Group	520	18,429

		51,956

Total (Cost $98,248)		96,429

Health – 4.2%
Drugs and Biotech - 3.2%
†Endo Pharmaceuticals Holdings [a]	200	5,176
†Forest Laboratories [a]	400	10,188

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 23

Schedules of Investments

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE

Health (continued)
Drugs and Biotech (continued)
†Pfizer	800	$14,168

		29,532

Medical Products and Devices - 1.0%
Dentsply International	330	9,319

Total (Cost $38,108)		38,851

Industrial Products – 14.5%
Automotive - 2.5%
Copart [a]	300	8,157
†Eaton Corporation	300	14,913

		23,070

Industrial Components - 2.7%
Hubbell Cl. B	200	6,536
†PerkinElmer	1,300	18,083

		24,619

Metal Fabrication and Distribution - 5.9%
†Allegheny Technologies	300	7,659
Kennametal	400	8,876
Reliance Steel & Aluminum	400	7,976
†Sims Group ADR	1,400	17,388
†Steel Dynamics	1,100	12,298

		54,197

Miscellaneous Manufacturing - 2.8%
Harsco Corporation	700	19,376
†Teleflex	130	6,513

		25,889

Paper and Packaging - 0.6%
†Silgan Holdings	105	5,020

Total (Cost $140,279)		132,795

Industrial Services – 10.8%
Commercial Services - 3.5%
†Brink’s Company (The)	700	18,816
†Cintas Corporation	130	3,020
Manpower	300	10,197

		32,033

Engineering and Construction - 2.2%
KBR	1,330	20,216

Food, Tobacco and Agriculture - 2.1%
Hormel Foods	630	19,580

Industrial Distribution - 1.2%
†Beacon Roofing Supply [a]	800	11,104

Transportation and Logistics - 1.8%
†Bristow Group [a]	600	16,074

Total (Cost $96,173)		99,007

Natural Resources – 3.1%
Energy Services - 1.0%
†Rowan Companies	600	9,540

Oil and Gas - 2.1%
Cimarex Energy	400	10,712
	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
†St. Mary Land & Exploration	400	$8,124

		18,836

Total (Cost $30,851)		28,376

Technology – 16.4%
Aerospace and Defense - 4.2%
Alliant Techsystems [a]	350	30,016
†Hexcel Corporation [a]	1,200	8,868

		38,884

Components and Systems - 1.8%
†Plexus Corporation [a]	552	9,356
Thomas & Betts [a]	300	7,206

		16,562

Internet Software and Services - 2.0%
Check Point Software Technologies [a,c]	980	18,610

IT Services - 4.2%
†Sykes Enterprises [a]	805	15,392
†Syntel [c]	1,000	23,120

		38,512

Software - 3.7%
National Instruments	300	7,308
NCR Corporation [a]	500	7,070
†Net 1 UEPS Technologies [a]	1,395	19,112

		33,490

Telecommunications - 0.5%
†Comtech Telecommunications [a]	100	4,582

Total (Cost $153,808)		150,640

Utilities – 3.1%
UGI Corporation [c]	600	14,652
Wisconsin Energy	332	13,937

Total (Cost $27,527)		28,589

Miscellaneous [b] – 5.0%
Total (Cost $45,128)		45,640

TOTAL COMMON STOCKS
(Cost $776,085)		767,328

REPURCHASE AGREEMENT – 19.1%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $175,000 (collateralized by obligations of various U.S. Government Agencies, valued at $180,000) (Cost $175,000)		175,000

24 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
TOTAL INVESTMENTS – 102.7%
(Cost $951,085)		$942,328

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.7)%		(24,976)

NET ASSETS – 100.0%		$917,352

SECURITIES SOLD SHORT COMMON STOCKS – 2.8%
Consumer Products – 1.5%
Food/Beverage/Tobacco - 1.5%
Sanderson Farms	400	$13,824

Total (Proceeds $13,317)		13,824

Financial Intermediaries – 0.3%
Real Estate Investment Trusts - 0.3%
Corporate Office Properties Trust	100	3,070

Total (Proceeds $2,663)		3,070

Industrial Products – 0.7%
Industrial Components - 0.7%
CLARCOR	200	6,636

Total (Proceeds $6,575)		6,636

Technology – 0.3%
Components and Systems - 0.3%
Trimble Navigation	100	2,161

Total (Proceeds $1,645)		2,161

TOTAL SECURITIES SOLD SHORT
(Proceeds $24,200)		$25,691

†	New additions in 2008.
[a]	Non-income producing.
[b]	Includes securities first acquired in 2008 and less than 1% of net assets.
[c]	All or a portion of these securities have been segregated as collateral for short sales.
Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 25

Statements of Assets and Liabilities	December 31, 2008

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
ASSETS:
Investments at value*	$14,635,256	$1,673,032	$5,166,275	$767,328
Repurchase agreements (at cost and value)	2,644,000	19,000	897,000	175,000
Deposits with brokers for securities sold short	865	109,541	–	26,858
Cash and foreign currency	719	333	337	779
Receivable for investments sold	269,979	26,276	–	33,997
Receivable for dividends and interest	14,715	866	5,509	711

Total Assets	17,565,534	1,829,048	6,069,121	1,004,673

LIABILITIES:
Securities sold short, at fair value**	–	117,544	–	25,691
Payable for investments purchased	85,855	12,898	–	61,593
Payable for capital shares redeemed	–	–	20,000	–
Payable for dividends and interest	–	387	–	37

Total Liabilities	85,855	130,829	20,000	87,321

Net Assets	$17,479,679	$1,698,219	$6,049,121	$917,352

ANALYSIS OF NET ASSETS:
Paid-in capital	$18,951,804	$2,700,813	$8,645,198	$1,172,719
Undistributed net investment income (loss)	150,783	2,773	(2,694)	1,159
Accumulated net realized gain (loss) on investments and foreign currency	(633,480)	(626,489)	(515,075)	(246,278)
Net unrealized appreciation (depreciation) on investments and foreign currency	(989,428)	(378,878)	(2,078,308)	(10,248)

Net Assets	$17,479,679	$1,698,219	$6,049,121	$917,352

Investment Class	$17,479,679	$1,698,219	$6,049,121	$917,352

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	1,388,245	241,780	619,968	125,129

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$12.59	$7.02	$9.76	$7.33

* Investments at identified cost	$15,624,750	$2,046,478	$7,244,501	$776,085
** Proceeds of short sales	–	112,112	–	24,200
Aggregate value of segregated securities	–	215,494	–	49,265

(1)	Offering and redemption price per share; shares redeemed within three years (365 days effective July 1, 2008) of purchase are subject to a 2% redemption fee, payable to the Fund.

26 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II

	Year ended	Year ended	Year ended	Year ended
	12/31/08	12/31/07	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$244,281	$(47,651)	$20,448	$(3,491)
Net realized gain (loss) on investments and foreign currency	(610,150)	3,865,970	(581,320)	71,003
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,074,509)	(1,332,091)	(260,492)	(228,759)

Net increase (decrease) in net assets from investment operations	(5,440,378)	2,486,228	(821,364)	(161,247)

DISTRIBUTIONS:
Net investment income
Investment Class	(208,075)	(2,454)	(19,301)	–
Net realized gain on investments and foreign currency
Investment Class	(930,340)	(3,200,553)	–	(146,681)

Total distributions	(1,138,415)	(3,203,007)	(19,301)	(146,681)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,614,403	714,364	138,819	879,874
Distributions reinvested
Investment Class	1,084,902	3,006,238	18,966	143,902
Value of shares redeemed
Investment Class	(2,876,175)	(3,193,784)	(34,436)	(69,221)
Shareholder redemption fees
Investment Class	634	4,533	–	874

Net increase (decrease) in net assets from capital share transactions	823,764	531,351	123,349	955,429

NET INCREASE (DECREASE) IN NET ASSETS	(5,755,029)	(185,428)	(717,316)	647,501
NET ASSETS:
Beginning of year	23,234,708	23,420,136	2,415,535	1,768,034

End of year	$17,479,679	$23,234,708	$1,698,219	$2,415,535

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$150,783	$95,622	$2,773	$(1,338)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 27

Statements of Changes in Net Assets

	Royce Global Select Fund		Royce SMid-Cap Select Fund

	Year ended	Year ended	Year ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07*
INVESTMENT OPERATIONS:
Net investment income (loss)	$117,717	$(22,490)	$16,025	$1,048
Net realized gain (loss) on investments and foreign currency	(508,080)	209,708	(246,055)	3,567
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,398,755)	151,360	(24,828)	14,580

Net increase (decrease) in net assets from investment operations	(2,789,118)	338,578	(254,858)	19,195

DISTRIBUTIONS:
Net investment income
Investment Class	–	(130,730)	(14,831)	(2,125)
Net realized gain on investments and foreign currency
Investment Class	(54,488)	(187,081)	(2,748)	–

Total distributions	(54,488)	(317,811)	(17,579)	(2,125)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	3,592,041	4,493,242	567,000	1,300,000
Distributions reinvested
Investment Class	52,566	315,084	17,579	2,125
Value of shares redeemed
Investment Class	(543,817)	(642,827)	(726,258)	–
Shareholder redemption fees
Investment Class	6,311	–	12,273	–

Net increase (decrease) in net assets from capital share transactions	3,107,101	4,165,499	(129,406)	1,302,125

NET INCREASE (DECREASE) IN NET ASSETS	263,495	4,186,266	(401,843)	1,319,195
NET ASSETS:
Beginning of year	5,785,626	1,599,360	1,319,195	–

End of year	$6,049,121	$5,785,626	$917,352	$1,319,195

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(2,694)	$(164,730)	$1,159	$–

*	The Fund commenced operations on September 28, 2007.

28 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2008

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$202,989	$23,363	$132,456	$12,997
Interest	56,848	2,034	18,678	6,018

Total income	259,837	25,397	151,134	19,015

Expenses:
Investment advisory fees	14,485	–	33,417	2,711
Dividends on securities sold short	1,071	4,949	–	279

Total expenses	15,556	4,949	33,417	2,990

Net expenses	15,556	4,949	33,417	2,990

Net investment income (loss)	244,281	20,448	117,717	16,025

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	(610,150)	(581,320)	(508,080)	(246,055)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,074,509)	(260,492)	(2,398,755)	(24,828)

Net realized and unrealized gain (loss) on investments and foreign currency	(5,684,659)	(841,812)	(2,906,835)	(270,883)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(5,440,378)	$(821,364)	$(2,789,118)	$(254,858)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Annual Report to Shareholders | 29

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions							Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net							Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Ratio of Expenses	Income (Loss) to	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of	Total	End of Period	to Average Net	Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Return	(in thousands)	Assets	Assets	Rate

Royce Select Fund I
2008	$18.20	$0.19	$(4.93)	$(4.74)	$(0.16)	$(0.71)	$(0.87)	$–	$12.59	(25.91)%	$17,480	0.08%	1.25%	116%
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09	(0.20)	77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02	23,420	2.18	(0.46)	45
2005(a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87	25,545	1.67	(0.22)	83
2004(a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08	24,917	2.45	(1.54)	53

Royce Select Fund II (b)
2008	$10.66	$0.09	$(3.65)	$(3.56)	$(0.08)	$–	$(0.08)	$–	$7.02	(33.37)%	$1,698	0.24%	0.98%	268%
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01	(0.15)	393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76	1,768	2.99	(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10 *	819	1.12 *	(0.64)*	239

Royce Global Select Fund (b)
2008	$15.01	$0.23	$(5.40)	$(5.17)	$–	$(0.09)	$(0.09)	$0.01	$9.76	(34.39)%	$6,049	0.50%	1.75%	41%
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40	(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40	1,599	2.40	(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70 *	547	2.45 *	(1.84)*	22

Royce SMid-Cap Select Fund (c)
2008	$10.04	$0.13	$(2.80)	$(2.67)	$(0.12)	$(0.02)	$(0.14)	$0.10	$7.33	(25.53)%	$9.17	0.28%	1.48%	764%
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 *	1,319	0.48 *	0.11 *	47

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
*	Not annualized.

30 | The Royce Funds 2008 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
          Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (the “Fund” or “Funds”), are four series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective February 15, 2008, Royce Mid-Cap Select Fund was renamed Royce SMid-Cap Select Fund.
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
          Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2008:

	Level 1	Level 2	Level 3	Total

Royce Select Fund I	$13,378,045	$3,901,211	$-	$17,279,256
Royce Select Fund II	1,505,395	186,637	-	1,692,032
Royce Global Select Fund	3,176,007	2,887,268	-	6,063,275
Royce SMid-Cap Select Fund	762,547	179,781	-	942,328

        Short positions:

	Level 1	Level 2	Level 3	Total

Royce Select Fund I	$-	$-	$-	$-
Royce Select Fund II	(117,544)	-	-	(117,544)
Royce Global Select Fund	-	-	-	-
Royce SMid-Cap Select Fund	(25,691)	-	-	(25,691)

Repurchase Agreements:
          The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
          The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

          Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

The Royce Funds 2008 Annual Report to Shareholders | 31

Notes to Financial Statements (continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
          The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
          The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
          Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
          The Funds generally incur only performance fees and dividends on securities sold short as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
          The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2008.

Capital Share Transactions (in shares):
			Shares issued for reinvestment				Net increase (decrease) in
	Shares sold		of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Royce Select Fund I
Investment Class	204,530	36,604	88,275	164,275	(181,220)	(155,359)	111,585	45,520

Royce Select Fund II
Investment Class	16,487	71,643	2,777	13,400	(4,095)	(5,605)	15,169	79,438

Royce Global Select Fund
Investment Class	274,956	289,692	5,510	20,881	(45,838)	(44,330)	234,628	266,243

Royce SMid-Cap Select Fund
Investment Class	62,534	131,199	2,458	212	(71,274)	-	(6,282)	131,411

Investment Adviser:
          Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2008, the Funds accrued the following performance fees:

Royce Select Fund I	$14,485
Royce Select Fund II	-
Royce Global Select Fund	33,417
Royce SMid-Cap Select Fund	2,711

32 | The Royce Funds 2008 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
         For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities, were as follows:
			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$19,961,155	$18,749,188	$607,397	$628,888
Royce Select Fund II	4,745,080	4,626,894	533,845	508,907
Royce Global Select Fund	5,691,382	2,366,411	-	-
Royce SMid-Cap Select Fund	5,964,524	5,843,141	364,362	328,768

Tax Information:
         At December 31, 2008, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$18,418,193	$(1,138,937)	$951,832	$2,090,769
Royce Select Fund II	1,973,619	(399,131)	108,224	507,355
Royce Global Select Fund	8,154,829	(2,091,554)	221,423	2,312,977
Royce SMid-Cap Select Fund	985,062	(68,425)	40,435	108,860

         The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.
         Distributions during the periods ended December 31, 2008 and 2007 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2008	2007	2008	2007	2008	2007
Royce Select Fund I	$692,002	$188,734	$446,413	$3,014,273	-	-
Royce Select Fund II	19,301	83,294	-	59,353	-	$4,034
Royce Global Select Fund	36,621	257,819	17,867	59,992	-	-
Royce SMid-Cap Select Fund	17,495	2,125	84	-	-	-

The tax basis components of distributable earnings at December 31, 2008 were as follows:

		Capital	Net Unrealized	Total	Post-October
	Undistributed	Loss	Appreciation	Distributable	Loss
	Ordinary Income	Carryforward*	(Depreciation)**	Earnings	Deferrals***
Royce Select Fund I	$46,880	$(362,760)	$(1,138,871)	$(1,454,751)	$17,374
Royce Select Fund II	4,619	(471,303)	(399,131)	(865,815)	136,782
Royce Global Select Fund	-	(229,171)	(2,091,636)	(2,320,807)	275,269
Royce SMid-Cap Select Fund	1,159	(120,368)	(68,424)	(187,633)	67,734

*	Capital loss carryforward for Federal Tax purposes expires December 31, 2016; for Royce SMid-Cap Select Fund, utilization of capital loss carryforward may be limited under tax rules.
**

Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investments Trusts and publicly traded partnerships.

***

Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

         For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2008, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, short sales, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Royce Select Fund I	$18,955	$(18,955)	$-
Royce Select Fund II	2,964	(2,964)	-
Royce Global Select Fund	44,319	(4,038)	(40,281)
Royce SMid-Cap Select Fund	(35)	35	-

The Royce Funds 2008 Annual Report to Shareholders | 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (four series of The Royce Fund, hereafter referred to as the “Trust”) at December 31, 2008, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2009

34  |  The Royce Funds 2008 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2008 and held for the entire six-month period ended December 31, 2008.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/08	12/31/08	Period(1)	Ratio(1),(2)	7/1/08	12/31/08	Period(3)	Ratio(4)
Investment Class

Royce Select Fund I	$1,000.00	$773.19	$0.00	0.00%	$1,000.00	$1,018.84	$6.36	0.63%
Royce Select Fund II	1,000.00	748.42	0.31	0.07%	1,000.00	1,018.84	6.36	0.63%
Royce Global Select Fund	1,000.00	606.80	0.00	0.00%	1,000.00	1,018.84	6.36	0.63%
Royce SMid-Cap
Select Fund	1,000.00	761.40	0.04	0.01%	1,000.00	1,018.84	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short.

Federal Tax Information

     In January 2009, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2008.

2008 Supplemental Tax Information:
			%	Long-Term Capital
		% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	% QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Select Fund I	41.19%	N/A	22.06%	$447
Royce Select Fund II	100.00%	N/A	100.00%	-
Royce Global Select Fund	0.05%	N/A	100.00%	18
Royce SMid-Cap Select Fund	74.66%	N/A	54.40%	0

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

The Royce Funds 2008 Annual Report to Shareholders  |  35

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
       The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets excluding the United States and Canada. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
      The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-, small- and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the respective prospectus). Royce Select Fund I (up to 10%), Royce Select Fund II (up to 25%), Royce Global Select Fund (up to 100%) and Royce SMid-Cap Select (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

36 | The Royce Funds 2008 Annual Report to Shareholders

Postscript: Where Were You When...?

The assassination of John F. Kennedy, The Beatles’ first appearance on the Ed Sullivan Show, Neil Armstrong walking on the moon, Richard Nixon’s resignation, Elvis’s death, the fall of the Berlin Wall, the Tiananmen Square protests, 9/11: These represent a partial list of historical events that not only lead us to remember what we were doing when they occurred, but also com-pel us to ask of others, “Where were you when this happened?”

most palpably during the first 10 trading days of October, as equity prices tumbled downward at record speed. Beginning in 2007, plenty of signs could be seen that stock prices were overdue for correction. However, we were astonished by the magnitude and velocity of the decline. Realizing that we were neither smart nor skilled enough to stop the inexorable march downward for our portfolios made it a sobering time. Having always prided ourselves on being effective risk managers and enjoying several funds’ long records of strong down market results, we were more than a little taken aback by the increasingly negative returns for even our most conservatively managed portfolios.

    It speaks to a need many of us have to engage others in creating a collective memory out of our own subjective experience, an effort to cultivate a shared sense of a past that stores enormous events that transcend the everyday. For many people in the investment business, certainly for all of us here at Royce, the events of the last few months—beginning in mid-September and continuing through the end of the year—more than qualify as this kind of experience. It’s doubtful that the travails of the stock market, which are, after all, merely part of the larger story of a global economy in crisis, have entered the popular imagination at large as a watershed event. However, they have worked their way into the minds of most of us who toil away in the financial markets as exactly this sort of happening.

    It’s an old Wall Street cliché that in a real bear market no stock is spared. Confronted with the stark reality of that statement during this past year, we asked ourselves what we might have done differently. The conclusion was not hard to reach. We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been. We still think that it’s best to be consistent, even as we understand how little comfort that offers to investors—ourselves included—who are probably still smarting from the sticker shock of their year-end statements.

    Of course, not all remarkable historical occurrences are seen as negative, though the stock market’s recent problems share traits with other dramatically difficult situations. As such, the precipitous declines of 2008 could not help but lead us to moments of reflection. Extraordinary times inevitably prompt questions about how things got this way, how they may have gone differently and how they might be avoided in the future.
     We have made no secret of our dismay at just how bad it has all been, and we have not been shy about the shock we felt,

We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been.

    Along with 1907 and 1929, 2008 will enter the annals of stock market history as a truly disastrous year, as opposed to years such as 2002 or 1990 that were merely lousy. It enters our own history as easily the worst year that we have endured as a firm, one in which we will never forget where we were.

This page is not part of the 2008 Annual Report to Shareholders

Wealth Of Experience

With approximately $19 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 14 Portfolio Managers, as well as seven assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds

1414 Avenue of the Americas | New York, NY 10019 | (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2008 -$398,966
Year ended December 31, 2007 -$305,620

(b)	Audit-Related Fees:
Year ended December 31, 2008 -$0
Year ended December 31, 2007 -$0

(c)	Tax Fees:
Year ended December 31, 2008 -$150,184 – Preparation of tax returns and excise tax review
Year ended December 31, 2007 -$111,662 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2008 -$0
Year ended December 31, 2007 -$33,157 – State tax research

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

               Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement.  The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2008 -$150,184
Year ended December 31, 2007 -$144,819

(h)	No such services were rendered during 2008 or 2007.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.
(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 5, 2009		Date: March 5, 2009